As filed with the Securities and Exchange Commission on November 30, 1995


                                                     Registration Nos. 2-87203;
                                                                       811-3881

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]



     Pre-Effective Amendment No. __                                         [ ]


     Post-Effective Amendment No. 33                                        [X]
                                  ==


REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940                                                    [X]



     Amendment No. 34                                                       [X]
                   ==


                              PIMCO ADVISORS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                              2187 Atlantic Street
                           Stamford, Connecticut 06902
                    (Address of principal executive offices)
                                 (203) 352-4990
                (Registrant's telephone number, including area code)

Name and address
of agent for service                              Copy to
--------------------                              -------

Newton B. Schott, Jr., Esq.                       Douglass N. Ellis, Jr., Esq.
c/o PIMCO Advisors L.P.                           Ropes & Gray
2187 Atlantic Street                              One International Place
Stamford, Connecticut  06902                      Boston, Massachusetts  02110

It is proposed that this filing will become effective (check appropriate box)

[ ]    immediately upon filing pursuant to paragraph (b), or



[ ]    on [date] pursuant to paragraph (b)

[ ]    60 days after filing pursuant to paragraph (a)(1)

[X]    on February 1, 1996 pursuant to paragraph (a)(1)

[ ]    75 days after filing pursuant to paragraph (a)(2)

[ ]    on [date] pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement]


Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended September 30, 1995 on November 20, 1995.

                              PIMCO ADVISORS FUNDS
                              --------------------

                   Cross Reference Sheet for Items Required by
                                    Form N-1A


Form N-1A Part A Item                     Prospectus Caption
---------------------                     ------------------

1.                                        Cover Page

2.                                        Prospectus Summary; Schedule of Fees

3.                                        Financial Highlights;
                                          Performance Information

4. Description of the Trust; Cover Page; Investment Objectives and Policies; Description and Risks of Fund Investments

5.                                        Management of the Trust; Back Cover

5A.                                       N/A (Information contained in Annual
                                          Report)

6.                                        Description of the Trust; Back
                                          Cover; Distributions; Taxes

7. How to Buy Shares; Alternative Purchase Arrangements; Back Cover; Distributor and Distribution and Servicing Plans; How Net Asset Value is Determined

8.                                        How to Redeem

9.                                        None

                              PIMCO ADVISORS FUNDS

                   Cross Reference Sheet for Items Required by
                                    Form N-1A

                                          Caption in Statement of
                                          Additional Information
                                          ----------------------

10.                                       Cover Page

11.                                       Table of Contents

12.                                       Not Applicable

13.                                       Investment Objectives and
                                          Policies; Derivative Instruments;
                                          Investment Restrictions; Portfolio
                                          Transactions

14.                                       Management of the Trust

15.                                       Not Applicable

16.                                       Management of the Trust;
                                          Distributor and Distribution and
                                          Servicing Plans; Other Services

17.                                       Portfolio Transactions

18.                                       Organization and Capitalization of
                                          the Trust


19. Contingent Deferred Sales Charge - Class A, Class B and C Shares; Distributor and Distribution and Servicing Plans; Exchange
                                          Privilege; How to Redeem; How Net
                                          Asset Value Is Determined


20.                                       Taxes

21.                                       Distributor and Distribution and
                                          Servicing Plans

22.                                       Calculation of Yield and Return;
                                          Performance Comparisons

23.                                       Financial Statements

PIMCO Advisors Funds
PIMCO Prospectus                             February 1, 1996


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

PIMCO Advisors Funds (the "Trust") is an open-end series management investment company offering sixteen diversified portfolios and one non-diversified portfolio (each a "Fund") with different investment objectives and strategies. Unless otherwise noted, each of the Funds referred to below is a "diversified" portfolio. For a discussion of the significance and/or risks associated with "non-diversified" portfolios, see "Description and Risks of Fund Investments -- Diversified and Non-Diversified Portfolios" in this Prospectus. PIMCO Advisors Funds, 2187 Atlantic Street, Stamford, CT 06902

--------------------------------------------------------------------------------
                                 PIMCO ADVISORS
                                  EQUITY FUNDS

EQUITY INCOME FUND seeks long-term growth of capital and current income. The Fund invests primarily in common stocks, preferred stocks and convertible securities. It may also invest a portion of its assets in bonds and other fixed-income securities.

VALUE FUND seeks long-term growth of capital and current income. The Fund invests primarily in common stocks of companies that are characterized by having below average price to earnings ("P/E") ratios and/or higher dividend yields relative to their industry groups.

GROWTH FUND seeks long-term growth of capital. Income is an incidental consideration. The Fund invests primarily in common stocks of companies with medium to large equity capitalizations.

TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with medium equity capitalizations.

DISCOVERY FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of small companies with equity capitalizations of $500 million to $1 billion which exhibit favorable growth characteristics and reasonable valuations.

OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with small equity capitalizations, which may include companies without wide market recognition. THE OPPORTUNITY FUND IS CURRENTLY CLOSED TO NEW INVESTORS.

INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies which use innovative technology to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. The Fund invests primarily in equity securities of companies whose principal activities are outside of the United States.


EMERGING MARKETS FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in an international portfolio of equity securities of companies whose principal activities are in countries with emerging markets and developing economies.


PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities.
--------------------------------------------------------------------------------
                                 PIMCO ADVISORS
                                  INCOME FUNDS


GLOBAL INCOME FUND is a non-diversified portfolio that seeks maximum total return, consistent with preservation of capital. The Fund invests primarily in investment grade U.S. and foreign fixed-income securities and has an intermediate duration portfolio.


HIGH INCOME FUND seeks maximum total return, consistent with preservation of capital. The Fund invests primarily in higher yielding, lower-rated fixed-income securities and has an intermediate duration portfolio.

TOTAL RETURN INCOME FUND seeks maximum total return, consistent with preservation of capital. The Fund invests primarily in investment grade fixed-income securities and has an intermediate duration portfolio.

TAX EXEMPT FUND seeks high current income exempt from federal income taxes, consistent with preservation of capital. The Fund invests primarily in investment grade municipal securities and has an intermediate to long duration portfolio.

U.S. GOVERNMENT FUND seeks maximum total return, consistent with preservation of capital. The Fund invests in U.S. government securities and has an intermediate duration portfolio.

SHORT-INTERMEDIATE FUND seeks current income, consistent with relatively low volatility of principal. The Fund invests primarily in investment grade fixed-income securities and has a shorter duration portfolio.

MONEY MARKET FUND seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity. The Fund invests in high quality, short-term fixed-income instruments.
--------------------------------------------------------------------------------
THE EQUITY INCOME FUND AND THE HIGH INCOME FUND MAY INVEST WITHOUT LIMIT IN LOWER-RATED BONDS (COMMONLY CALLED "JUNK BONDS"), INCLUDING CONVERTIBLE BONDS, WHICH MAY BE CONSIDERED HIGHLY SPECULATIVE. INVESTORS SHOULD CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS--SEE "DESCRIPTION AND RISKS OF FUND INVESTMENTS--RISKS OF HIGH YIELD BONDS" IN THIS PROSPECTUS.

INVESTMENT IN THE MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Each Fund (except the Opportunity Fund) currently offers three classes of shares: Class A shares (generally sold subject to an initial sales load), Class B Shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). The Opportunity Fund does not offer Class B shares.

This Prospectus concisely describes the information which investors should know before investing. Please read this Prospectus carefully and keep it for further reference.

Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, is set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the net asset value per share of each Fund will also vary.


A Statement of Additional Information dated February 1, 1996, as supplemented from time to time, is available free of charge by writing to PIMCO Advisors Distribution Company (the "Distributor"), 2187 Atlantic Street, Stamford, Connecticut 06902 or by telephoning 800-426-0107. The Statement of Additional Information, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this Prospectus.


Table of Contents
-------------------------------------------------------
                                                Page
Prospectus Summary                                 3
Schedule of Fees                                   4
Financial Highlights                               7
Investment Objectives and Policies                22
Equity Funds                                      22

Income Funds                                      26
Description and Risks of Fund Investments         31
Performance Information                           41
How to Buy Shares                                 42
General                                           44
Alternative Purchase Arrangements                 45
Exchange Privilege                                52
How to Redeem                                     53
Distributor and Distribution and
 Servicing Plans                                  56
How Net Asset Value is
Determined                                        58
Distributions                                     58
Taxes                                             59
Management of the Trust                           60
Description of the Trust                          64
Mailings to Shareholders                          65
Appendix A                                        65

-------------------------------------------------------

PIMCO Advisors Funds                                                         3
--------------------------------------------------------------------------------


Prospectus Summary

PIMCO Advisors L.P. (the "Manager") is the manager of all of the Funds. PIMCO Advisors L.P. is one of the largest investment management firms in the U.S. As of September 30, 1995, PIMCO Advisors L.P. had approximately $87 billion in assets under management. Each of the PIMCO Advisors Funds also has a sub-adviser responsible for portfolio investment decisions. All of the Funds' sub-advisers are affiliates of PIMCO Advisors L.P. except for Van Eck Associates Corporation, an independent sub-adviser that advises the Precious Metals Fund. The affiliated sub-advisers are listed below.

PIMCO Advisors Investment Firm       Location                Funds Managed
--------------------------------------------------------------------------------------------------------------
Columbus Circle Investors            Stamford, CT            Equity Income, Growth, Target, Opportunity,
                                                             Innovation, Tax Exempt, Money Market
--------------------------------------------------------------------------------------------------------------
Cadence Capital Management           Boston, MA              Discovery
--------------------------------------------------------------------------------------------------------------
NFJ Investment Group                 Dallas, TX              Value
--------------------------------------------------------------------------------------------------------------
Blairlogie Capital Management        Edinburgh, Scotland     International, Emerging Markets
--------------------------------------------------------------------------------------------------------------
Pacific Investment Management                                Global Income, High Income, Total Return Income,
  Company                            Newport Beach, CA       U.S. Government, Short-Intermediate
--------------------------------------------------------------------------------------------------------------


Presented in the tables below are some key facts and comparisons of the PIMCO Advisors Funds.


PIMCO Advisors Equity Funds
------------------------------------------------------------------------------------------------------------------
Fund                      Primary Objective     Primary Investments                    Industries        Foreign(1)
Equity Income Fund        Long-term growth      Income-producing stocks and            Diversified        0-15%
                          of capital and        convertibles of companies with
                          current income        small, medium and large equity
                                                capitalizations
------------------------------------------------------------------------------------------------------------------
Value Fund                Long-term growth      Stocks of companies with small,        Diversified        0-15%
                          of capital and        medium and large equity
                          current income        capitalizations
------------------------------------------------------------------------------------------------------------------
Growth Fund               Long-term growth      Stocks of companies with medium        Diversified        0-15%
                          of capital            to large equity capitalizations
                          Income is
                          incidental
------------------------------------------------------------------------------------------------------------------
Target Fund               Capital               Stocks of companies with medium        Diversified        0-15%
                          appreciation          equity capitalizations
------------------------------------------------------------------------------------------------------------------
Discovery Fund            Capital               Stocks of small companies with         Diversified        0-15%
                          appreciation          equity capitalizations of
                                                $500 million to $1 billion
------------------------------------------------------------------------------------------------------------------
Opportunity Fund          Capital               Stocks of companies with small         Diversified        0-15%
                          appreciation          equity capitalizations
------------------------------------------------------------------------------------------------------------------
Innovation Fund           Capital               Stocks of companies with small,        Technology-related 0-15%
                          appreciation          medium and large equity
                                                capitalizations
------------------------------------------------------------------------------------------------------------------
International Fund        Capital               Non-U.S. stocks of companies with      Diversified        65-100%
                          appreciation          small, medium and large equity
                          Income is             capitalizations
                          incidental
------------------------------------------------------------------------------------------------------------------
Emerging Markets          Capital               Non-U.S. stocks of companies in        Diversified        65-100%
  Fund                    appreciation          emerging markets
------------------------------------------------------------------------------------------------------------------
Precious Metals Fund                            U.S. and non-U.S. stocks of            Precious           0-100%
                          Capital               companies with medium and large        Metals-related
                          appreciation          equity capitalizations
------------------------------------------------------------------------------------------------------------------


(1) Refers to securities principally traded in securities markets outside the United States. The Equity Funds may invest without limit in securities of foreign issuers traded in U.S. securities markets.

PIMCO Advisors Income Funds


Fund                      Primary Objective     Primary Investments     Duration(1)    Credit Quality     Foreign(2)
------------------------------------------------------------------------------------------------------------------
Global Income Fund        Maximum total         Investment grade        3-6 yrs.       B to Aaa          25-75%
                          return,               U.S. and foreign                       0-10% below
                          consistent with       fixed-income                           Baa
                          preservation of       securities
                          capital
------------------------------------------------------------------------------------------------------------------
High Income Fund          Maximum total         Higher yielding          2-6 yrs.      B to Aaa; min     0-20%
                          return,               fixed-income                           of 65% below
                          consistent with       securities                             Baa
                          preservation of
                          capital
------------------------------------------------------------------------------------------------------------------
Total Return Income       Maximum total         Investment grade        3-6 yrs.       B to Aaa;         0-20%
  Fund                    return,               fixed-income                           0-10% below
                          consistent wit        securities                             Baa
                          preservation of
                          capital
------------------------------------------------------------------------------------------------------------------
Tax Exempt Fund           High current          Investment grade        3-10 yrs.      Ba to Aaa;        None
                          income exempt         municipal                              0-20% below
                          from federal          securities                             Baa
                          income taxes,
                          consistent with
                          preservation of
                          capital
------------------------------------------------------------------------------------------------------------------
U.S. Government Fund      Maximum total         U.S. government         3-6 yrs.       Gov't. AAA        None
                          return,               securities
                          consistent with
                          preservation of
                          capital
------------------------------------------------------------------------------------------------------------------
Short-Intermediate        Current income        Short- to               1-3 yrs.       B to Aaa;         0-20%
  Fund                    consistent with       Intermediate-term                      0-10% below
                          relatively low        investment grade                       Baa
                          volatility of         fixed-income
                          principal             securities
------------------------------------------------------------------------------------------------------------------
Money Market Fund         Maximum current       Money market            less than      A-1, P-1          None
                          income believed       instruments             1 yr.
                          to be consistent
                          with preservation
                          of capital and
                          maintenance of
                          liquidity
------------------------------------------------------------------------------------------------------------------

(1) Based, in the case of callable securities or securities subject to early repayment, on the relevant sub-adviser's estimates.


(2) Refers to securities denominated in foreign currencies. The Income Funds may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers.

4    PIMCO Advisors Funds
-------------------------------------------------------------------------------

Schedule of Fees

Shareholder Transaction Expenses (All Funds)             Class A Shares     Class B Shares     Class C Shares
Maximum initial sales charge imposed on purchases (as
  a percentage of offering price at time of purchase)

 Equity Income, Value, Growth, Target, Discovery,
  Opportunity, Innovation,  International, Emerging
  Markets, and Precious Metals Funds                           5.50%              None               None
 Global Income, High Income, Total Return Income, Tax
  Exempt and U.S.  Government Funds                            4.75%              None               None
 Short-Intermediate Fund                                       3.00%              None               None
 Money Market Fund                                             None*              None               None

Maximum sales charge imposed on reinvested dividends
  (as a percentage of net asset value at time of
  purchase)                                                    None               None               None
Maximum contingent deferred sales charge ("CDSC") (as
  a percentage of original purchase price)                     1%**               5%***              1%****
Exchange Fee                                                   None*              None               None

   *Regular sales charges apply when Class A shares of the Money Market Fund
    (on which no sales charge was paid at time of purchase) are exchanged for shares of any other Fund.

  **Imposed only in certain circumstances where Class A shares are purchased without a sales charge at the time of purchase. See "Alternative Purchase Arrangements" in this Prospectus.

 ***The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedules set forth under "Deferred Sales Charge Alternative--Class B Shares" in this Prospectus.

****The CDSC on Class C shares is imposed only on shares redeemed in the first year.

-----------------------------------------------------------------------------------------------------------------
                                                     Example: You would pay the
                                                     following expenses on a       Example: You would pay the
                             Annual Fund             $1,000 investment assuming    following expenses on a
                          Operating Expenses         (1) 5% annual return and (2)  $1,000 investment assuming
                    (As a percentage of average       redemption at the end of     (1) 5% annual return and (2)
Class A Shares             net assets)               each time period:             no redemption:
-----------------------------------------------------------------------------------------------------------------
                                               Total
                                               Fund
                Management   12b-1    Other  Operating  1      3       5      10      1      3      5      10
Fund               Fees     Fees(1) Expenses Expenses  Year   Years  Years   Years   Year   Years  Years  Years
-----------------------------------------------------------------------------------------------------------------
Equity Income      .75%      .25%     .25%     1.25%   $67    $92    $120    $198     $67    $92   $120    $198
Value              .70       .25      .25      1.20     67     91     117     192      67     91    117     192
Growth             .66       .25      .19      1.10     66     88     112     182      66     88    112     182
Target             .71       .25      .29      1.25     67     92     120     198      67     92    120     198
Discovery          .75       .25      .25      1.25     67     92     120     198      67     92    120     198
Opportunity        .71       .25      .19      1.15     66     90     115     187      66     90    115     187
Innovation         .75       .25      .25      1.25     67     92     120     198      67     92    120     198
International      .80       .25      .35      1.40     68     97     127     214      68     97    127     214
Emerging Markets    --        --       --        --     --     --      --      --      --     --     --      --
Precious Metals    .75       .25      .35      1.35     68     95     125     208      68     95    125     208
Global Income      .70       .25      .25      1.20     59     84      --     --       59     84     --      --
High Income        .60       .25      .25      1.10     58     81     105     175      58     81    105     175
Total Return
 Income            .60       .25      .25      1.10     58     81     105     175      58     81    105     175
Tax Exempt         .60       .25      .25      1.10     58     81     105     175      58     81    105     175
U.S. Government    .58       .25      .17      1.00     57     78     100     164      57     78    100     164
Short-Intermediate .50       .25      .20       .95     39     59      81     143      39     59     81     143
Money Market       .10(2)    .10(3)   .25       .45(4)   5     14      25      57       5     14     25      57
-----------------------------------------------------------------------------------------------------------------


(1) 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers. See "Distributor and Distribution and Servicing Plans."

(2) The Manager has voluntarily undertaken to reduce its advisory fee with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the advisory fee would be .50% of the Fund's average daily net assets.

(3) The Distributor has voluntarily undertaken to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's average daily net assets.

(4) Absent the undertakings noted, the total operating expenses for the Money Market Fund would be .95% of the Fund's average daily net assets.

PIMCO Advisors Funds                                                         5

-----------------------------------------------------------------------------------------------------------------
                                                     Example: You would pay the
                                                     following expenses on a       Example: You would pay the
                             Annual Fund             $1,000 investment assuming    following expenses on a
                          Operating Expenses         (1) 5% annual return and (2)  $1,000 investment assuming
                    (As a percentage of average       redemption at the end of     (1) 5% annual return and (2)
Class B Shares             net assets)               each time period:             no redemption:
-----------------------------------------------------------------------------------------------------------------
                                               Total
                                               Fund
                Management            Other  Operating  1      3       5      10      1      3      5      10
Fund               Fees   12b-1 Fees Expenses Expenses Year  Years  Years   Years   Year   Years  Years  Years
 ---------------------------------------------------- ------------- --------------------- -------------- -------
Equity Income       .75%      1.00%     .25%    2.00%   $70   $ 93   $128    $233     $20    $63   $108    $233
Value               .70       1.00      .25     1.95     70     91    125     227      20     61    105     227
Growth              .66       1.00      .19     1.85     69     88    120     217      19     58    100     217
Target              .71       1.00      .29     2.00     70     93    128     233      20     63    108     233
Discovery           .75       1.00      .25     2.00     70     93    128     233      20     63    108     233
Opportunity         .71       1.00      .19     1.90     69     90    123     222      19     60    103     222
Innovation          .75       1.00      .25     2.00     70     93    128     233      20     63    108     233
International       .80       1.00      .35     2.15     72     97    135     248      22     67    115     248
Emerging Markets     --         --       --       --     --     --     --      --      --     --     --      --
Precious Metals     .75       1.00      .35     2.10     71     96    133     243      21     66    113     243
Global Income       .70       1.00      .25     1.95     70     91     --      --      20     61     --      --
High Income         .60       1.00      .25     1.85     69     88    120     217      19     58    100     217
Total Return
  Income            .60       1.00      .25     1.85     69     88    120     217      19     58    100     217
Tax Exempt          .60       1.00      .25     1.85     69     88    120     217      19     58    100     217
U.S. Government     .58       1.00      .17     1.75     68     85    115     206      18     55     95     206
Short-Intermediate  .50       1.00      .20     1.70     67     84    112     201      17     54     92     201
Money Market         10(1)    1.00      .25     1.35(2)  64     73     94     162      14     43     74     162


(1) The Manager has voluntarily undertaken to reduce its advisory fee with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the advisory fee would be .50% of the Fund's average daily net assets.
(2) Absent the undertaking noted, the total operating expenses for the Money Market Fund would be 1.75% of the Fund's average daily net assets.


-----------------------------------------------------------------------------------------------------------------
                                                     Example: You would pay the
                                                     following expenses on a       Example: You would pay the
                             Annual Fund             $1,000 investment assuming    following expenses on a
                          Operating Expenses         (1) 5% annual return and (2)  $1,000 investment assuming
                    (As a percentage of average       redemption at the end of     (1) 5% annual return and (2)
Class C Shares             net assets)               each time period:             no redemption:
-----------------------------------------------------------------------------------------------------------------
                                               Total
                                               Fund
                Management   12b-1    Other  Operating  1      3       5      10      1      3      5      10
Fund               Fees     Fees(1) Expenses Expenses  Year   Years  Years   Years   Year   Years  Years  Years
 ---------------------------------------------------- ------------- --------------------- -------------- -------
Equity Income       .75%      1.00%     .25%    2.00%   $30     $63   $108    $233    $20     $63   $108   $233
Value               .70       1.00      .25     1.95     30      61    105     227     20      61    105    227
Growth              .66       1.00      .19     1.85     29      58    100     217     19      58    100    217
Target              .71       1.00      .29     2.00     30      63    108     233     20      63    108    233
Discovery           .75       1.00      .25     2.00     30      63    108     233     20      63    108    233
Opportunity         .71       1.00      .19     1.90     29      60    103     222     19      60    103    222
Innovation          .75       1.00      .25     2.00     30      63    108     233     20      63    108    233
International       .80       1.00      .35     2.15     32      67    115     248     22      67    115    248
Emerging Markets     --         --       --       --     --      --     --      --     --      --     --     --
Precious Metals     .75       1.00      .35     2.10     31      66    113     243     21      66    113    243
Global Income       .70       1.00      .25     1.95     30      61     --      --     20      61     --     --
High Income         .60       1.00      .25     1.85     29      58    100     217     19      58    100    217
Total Return
  Income            .60       1.00      .25     1.85     29      58    100     217     19      58    100    217
Tax Exempt          .60       1.00      .25     1.85     29      58    100     217     19      58    100    217
U.S. Government     .58       1.00      .17     1.75     28      55     95     206     18      55     95    206
Short-Intermediate  .50        .75      .20     1.45     25      46     79     174     15      46     79    174
Money Market        .10(2)     .10(3)   .25      .45(4)  15      14     25      57      5      14     25     57


(1) 12b-1 fees which equal or are less than .25% represent servicing fees which are paid annually to the Distributor and repaid by the Distributor to participating brokers, and 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

(2) The Manager has voluntarily undertaken to reduce its advisory fee with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the advisory fee would be .50% of the Fund's average daily net assets.

(3) The Distributor has voluntarily agreed to reduce the 12b-1 fee it receives with respect to the Money Market Fund to .10% of the Fund's average daily net assets until further notice. Absent such undertaking, the 12b-1 fee would be .20% of the Fund's average daily net assets.

(4) Absent the undertakings noted, the total operating expenses for the Money Market Fund would be .95% of the Fund's average daily net assets.

6    PIMCO Advisors Fund
--------------------------------------------------------------------------------


The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by shareholders. Except for the Value, Discovery, Emerging Markets and Global Income Funds, Annual Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1995 and Fund average net assets during such fiscal year. Annual Fund Operating Expenses for the Value, Discovery, Emerging Markets and Global Income Funds are based on estimated expenses for the fiscal year ending September 30, 1996. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.


NOTE: THE FIGURES SHOWN IN THE EXAMPLES ARE ENTIRELY HYPOTHETICAL. THEY ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

PIMCO Advisors Funds                                                         7
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights set forth below and on the following pages present certain information and ratios as well as performance information for each of the Funds. Additional information about the performance of all of the Funds of the Trust is contained in the Trust's Annual Report to Shareholders which may he obtained without charge from the Distributor. The information provided below for each Fund has been audited by Coopers & Lybrand L.L.P., the
Trust's independent accountants, whose report thereon, for the five year period ended September 30, 1995, appears in the Statement of Additional Information. Financial Statements and related Notes are also included in the Statement of Additional Information.
--------------------------------------------------------------------------------

The following schedule of financial highlights for the Equity Income Fund is for shares outstanding throughout the periods listed. The information provided reflects results of operations under the Fund's former investment objective and policies through January 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.


                   -------------------------------------------------------------------------------------------
                  Equity Income Fund
                   Class A     Class B    Class C     Class A     Class C    Class A     Class C      Class A
                  --------    --------    --------   --------    --------    --------   --------     ---------
                                                    Year Ended September 30,
                   -------------------------------------------------------------------------------------------
                     1995      1995(1)      1995        1994       1994        1993        1993        1992
 --------------   --------    --------    --------   --------    --------    --------   --------     ---------
Net asset
value,
beginning of
period              $12.50     $12.55      $12.47     $12.88     $12.85      $10.57     $10.56       $9.92
                  --------    --------    --------   --------    --------    --------   --------     ---------
Income From
Investment
Operations
Net investment
income                0.36       0.11        0.27       0.34       0.24        0.33       0.25        0.34
Net gains or
losses on
securities
(both realized
and
unrealized)           1.61       1.55        1.59       (0.17)    (0.16)       2.30       2.29        0.71
                  --------    --------    --------   --------    --------    --------   --------     ---------
Total from
investment
operations            1.97       1.66        1.86        0.17      0.08        2.63       2.54        1.05
                  --------    --------    --------   --------    --------    --------   --------     ---------
Less
Distributions
Dividends
(from net
investment
income)              (0.33)     (0.08)      (0.24)      (0.33)    (0.24)      (0.32)     (0.25)      (0.40)
Distributions
(from capital
gain)                   --         --          --       (0.22)    (0.22)         --         --          --
                  --------    --------    --------   --------    --------    --------   --------     ---------
Total
distributions        (0.33)     (0.08)      (0.24)      (0.55)    (0.46)      (0.32)     (0.25)      (0.40)
                  --------    --------    --------   --------    --------    --------   --------     ---------
Net asset
value,
end of period       $14.14     $14.13      $14.09      $12.50    $12.47      $12.88     $12.85      $1O.57
                  ========    ========    ========   ========    ========    ========   ========     =========
Total Return
(without sales
charge)               16.1%      13.3%       15.2%        1.4%      0.7%      25.3%       24.4%       10.7%
Ratios/Supplemental
Data
Net assets,
end of period
(in 000's)         $12,933     $1,760    $174,316     $14,942  $178,892     $6,328     $94,247      $2,593
Ratio of
expenses to
average net
assets                 1.3%       2.1%*       2.1%        1.3%      2.0%       1.3%        2.1%        1.4%
Ratio of net
investment
income to
average net
assets                 2.9%       2.2%*       2.1%        2.7%      2.0%       2.9%        2.2%        3.3%
Portfolio
turnover rate        176.9%     176.9%      176.9%      174.9%    174.9%     167.9%      167.9%      149.0%


                         Equity Income Fund
                          Class C       Class A      Class C                      Class C
                         ----------    ----------    ----------    ---------------------------------------
                                                                                             Period Ended
                                    Year Ended September 30,                                 September
                         ----------------------------------------------------------------         30,
                           1992         1991(2)        1991          1990          1989         1988(3)
 --------------------    ----------    ----------    ----------    ----------   ----------   ------------

Net asset value,
beginning of period     $      9.91     $   8.38    $      8.16  $    11.17     $    10.05    $    10.00
                         ----------    ----------    ----------    ----------   ----------   ------------
Income From
Investment
Operations
Net investment
income                        0.29         0.28           0.36         0.49           0.55          0.24
Net gains or losses
on securities (both
realized and
unrealized)                   0.68         1.54           1.75        (2.32 )         1.19         (0.05)
                         ----------    ----------    ----------    ----------   ----------   ------------
Total from
investment
operations                    0.97         1.82           2.11        (1.83 )         1.74          0.19
                         ----------    ----------    ----------    ----------   ----------   ------------
Less Distributions
Dividends (from net
investment income)           (0.32)       (0.28)         (0.36)       (0.49 )        (0.62)        (0.14)
Distributions (from
capital gain)               --             --           --            (0.69 )       --            --
                         ----------    ----------    ----------    ----------   ----------   ------------
Total distributions          (0.32)       (0.28)         (0.36)       (1.18 )        (0.62)        (0.14)
                         ----------    ----------    ----------    ----------   ----------   ------------
Net asset value,
end of period           $    10.56      $  9.92     $     9.91   $     8.16     $    11.17    $    10.05
                         ==========    ==========    ==========    ==========   ==========   ============
Total Return
(without sales
charge)                       9.9%        34.8%          26.5%       (18.0%)         17.9%          4.3%
Ratios/Supplemental
Data
Net assets, end of
period (in 000's)         $45,101         $ 15        $22,651      $25,758        $45,168       $47,118
Ratio of expenses to
average net assets            2.1%         1.6%*          2.2%         2.0%           1.9%          2.0%
Ratio of net
investment income to
average net assets            2.7%         4.4%*          4.2%         5.1%           5.2%          5.4%
Portfolio turnover
rate                        149.0%       142.7%         142.7%        70.2%          84.8%         22.9%


(1) The distribution of Class B shares commenced on May 22, 1995.
(2) The distribution of Class A shares commenced on February 1, 1991.
(3) The Fund commenced operations on April 18, 1988.
  * Annualized

8         PIMCO Advisors Funds
--------------------------------------------------------------------------------


                             Financial Highlights


The following schedule of financial highlights for the Value Fund is for shares outstanding thoughout the period listed.



                                             --------------------------------
                                              Value Fund
                                              ----------
                                                           Class
                                              Class A        B       Class C
                                              ----------    ------   --------
                                              Period Ended September 30, (4)
                                             --------------------------------
                                                1995      1995(5)      1995
-----------------------------------------     ----------    ------   --------
Net asset value, beginning of period          $10.00      $10.00     $10.00
                                              ----------    ------   --------
Income from investment operations
Net investment income                           0.07        0.05       0.05
Net gains or losses on securities
(both realized and unrealized)                  0.68        0.68       0.68
                                              ----------    ------   --------
Total from investment operations                0.75        0.73       0.73
                                              ----------    ------   --------
Less Distributions
Dividends (from net investment income)         (0.07 )     (0.05 )    (0.05 )
Distributions (from capital gain)                --          --         --
                                              ----------    ------   --------
Total distributions                            (0.07 )     (0.05 )    (0.05 )
                                              ----------    ------   --------
Net asset value, end of period                $10.68      $10.68     $10.68
                                              ==========    ======   ========
Total Return (without sales charge)              7.5%        7.3%       7.3%
Ratios/Supplemental Data
Net assets, end of period (in 000's)          $2,492    $3,975      $6,643
Ratio of expenses to average net assets          1.3%*     2.1%*       2.0%*
Ratio of net investment income to average
net assets                                       2.7%*     1.9%*       1.9%*
Portfolio turnover rate                          0.5%      0.5%        0.5%
-----------------------------------------     ----------    ------   --------


(4) The Fund commenced operations on June 27, 1995.
(5) The distribution of Class B shares commenced on May 22, 1995.
  * Annualized

PIMCO Advisors Fund                                                           9
--------------------------------------------------------------------------------

Financial Highlights


The following schedule of financial highlights for the Growth Fund is for shares outstanding throughout the periods listed.


                                                -----------------------------------------------------
                                                Growth Fund
                                                -----------------------------------------------------
                                                Class A       Class B       Class C        Class A
                                                ----------    ----------   ----------   ------------
                                                             Year Ended September 30,
                                                -----------------------------------------------------
                                                  1995        1995(6)         1995          1994
-------------------------------------------     ----------    ----------   ----------   ------------
Net asset value, beginning of period              $ 22.01     $ 22.63        $ 21.52          $ 23.64
                                                ----------    ----------   ----------   ------------
Income from investment operations
Net investment income (loss)                         0.12       (0.03)         (0.04)            0.12
Net gains or losses on securities
(both realized and unrealized)                       4.79        2.34           4.65             0.12
                                                ----------    ----------   ----------   ------------
Total from investment operations                     4.91        2.31           4.61             0.24
                                                ----------    ----------   ----------   ------------
Less Distributions
Dividends (from
net investment income)                               --           --            --               --
Distributions (from capital gain)                   (1.19)        --           (1.19)           (1.87)
                                                ----------    ----------   ----------   ------------
Total distributions                                 (1.19)      --             (1.19)           (1.87)
                                                ----------    ----------   ----------   ------------
Net asset value, end of period                    $ 25.73     $ 24.94        $ 24.94          $ 22.01
                                                ==========    ==========   ==========   ============
Total Return (without sales charge)                  23.7%       10.2%          22.8%             1.3%
Ratios/Supplemental Data
Net assets, end of period (in 000's)             $134,819      $7,671     $1,290,152         $107,269
Ratio of expenses to average net assets               1.1%        1.9%*          1.9%             1.1%
Ratio of net investment income (loss)
to average net assets                                 0.5%       (0.4%)*        (0.2%)            0.6%
Portfolio turnover rate                             110.6%      110.6%         110.6%           115.3%

                                Growth Fund
                    ----------------------------------------------------------------------------------------
                     Class C      Class A      Class C     Class A      Class C      Class A       Class C
                    ---------    ---------    ---------    ---------    ---------    ---------   -----------
                                                  Year Ended September 30,
                                                  ------------------------
                      1994         1993         1993         1992         1992       1991(7)         1991
 ---------------    ---------    ---------    ---------    ---------    ---------    ---------   -----------

Net asset
value,
beginning of
period                 $23.32       $20.76       $20.64       $20.63       $20.54       $16.99        $16.93
                    ---------    ---------    ---------    ---------    ---------    ---------   -----------
Income from
investment
operations
Net investment
income (loss)          (0.04)         0.09         (0.07)        0.14       (0.01)        0.21          0.12
Net gains or
losses on
securities
(both realized
and unrealized)          0.11         3.53          3.49        1.38        1.37          5.28          5.32
                    ---------    ---------    ---------    ---------    ---------    ---------   -----------
Total from
investment
operations              0.07          3.62          3.42        1.52        1.36          5.49          5.44
                    ---------    ---------    ---------    ---------    ---------    ---------   -----------
Less
Distributions
Dividends (from
net investment
income)              --             --         --              (0.14)       (0.01)       (0.19)        (0.17)
Distributions
(from capital
gain)                  (1.87)        (0.74)        (0.74)      (1.25)       (1.25)       (1.66)       (1.66)
                    ---------    ---------    ---------    ---------    ---------    ---------   -----------
Total
distributions          (1.87)        (0.74)        (0.74)      (1.39)       (1.26)       (1.85)       (1.83)
                    ---------    ---------    ---------    ---------    ---------    ---------   -----------
Net asset
value, end of
period                 $21.52       $23.64       $23.32       $20.76       $20.64       $20.63        $20.54
                    =========    =========    =========    =========    =========    =========   ===========
Total Return
(without sales
charge)                  0.5%         17.7%        16.9%         7.7%         6.9%        38.6%         35.1%
Ratios/Supplemental
Data
Net assets, end
of period (in
000's)            $1,085,427       $97,509   $1,077,490      $71,209     $853,121      $17,064      $564,398
Ratio of
expenses to
average net
assets                   1.9%         1.1%          1.9%        1.1%          1.9%         1.2%*         1.8%
Ratio of net
investment
income (loss) to
average net
assets                  (0.2%)         0.4%         (0.3%)       0.7%       (0.1%)         0.9%*         0.6%
Portfolio
turnover rate          115.3%        109.9%        109.9%       92.3%       92.3%         95.3%         95.3%


(6) The distribution of Class B shares commenced on May 23, 1995.
(7) The distribution of Class A shares commenced on October 26, 1990.
  * Annualized

                                             -----------------------------------------------------
                                             Growth Fund
                                                                        Class C
                                             -----------------------------------------------------
                                                               Year Ended September 30,
                                             ---------------------------------------------------------
                                               1990        1989   -     1988        1987        1986
-----------------------------------------     -------     -------      -------     -------    ---------
Net asset value, beginning of period         $19.71       $13.93     $ 18.04      $ 14.76      $ 11.92
                                              -------     -------      -------     -------    ---------
Income from investment operations
Net investment income (loss)                   0.19         0.11        0.09         0.14         0.33
Net gains or losses on securities
(both realized and unrealized)                (1.67)        5.77       (2.96)        5.24         3.82
                                              -------     -------      -------     -------    ---------
Total from investment operations              (1.48)        5.88       (2.87)        5.38         4.15
                                              -------     -------      -------     -------    ---------
Less Distributions
Dividends (from
net investment income)                        (0.18)       (0.10)      (0.11)       (0.18)       (0.43)
Distributions (from capital gain)             (1.12)        --         (1.13)       (1.92)       (0.88)
                                              -------     -------      -------     -------    ---------
Total distributions                           (1.30 )      (0.10)      (1.24 )      (2.10)       (1.31)
                                              -------     -------      -------     -------    ---------
Net asset value, end of period               $16.93       $19.71     $ 13.93      $ 18.04      $ 14.76
                                              =======     =======      =======     =======    =========
Total Return (without sales charge)            (8.0%)       42.4%      (14.8%)       41.5%        37.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)        $314,075    $373,490    $338,493     $509,348     $192,325
Ratio of expenses to average net assets          1.7%        1.7%        1.8%         1.6%         1.7%
Ratio of net investment income to average
net assets                                       1.0%        0.7%        0.6%         0.8%         2.4%
Portfolio turnover rate                         88.7%       82.5%      103.6%       128.1%       168.7%

10         PIMCO Advisors Funds
--------------------------------------------------------------------------------

Financial Highlights


The following schedule of financial highlights for the Target Fund is for shares outstanding throughout the periods listed.



                                ------------------------------------------------------------------------
                                Target Fund
                                Class A      Class B     Class C     Class A      Class C     Class A     Class C
                                 -------      ------     -------     -------      -------     -------     -------
                                                          Year Ended September 30,
                                ------------------------------------------------------------------------------------
                                  1995       1995(8)       1995         1994        1994       1993(9)      1993(9)
 ----------------------------    -------      ------      -------      ------      -------      ------     ---------
Net asset value, beginning
of period                       $ 13.13    $ 13.93       $ 12.95     $ 12.72      $ 12.65      $10.00       $10.00
                                 -------      ------      -------      ------      -------      ------     ---------
Income from Investment
Operations
Net investment loss               (0.02)      (0.05)      (0.12)      (0.04)       (0.14)      (0.02)       (0.09)
Net gains or losses on
securities (both realized
and unrealized)                    3.45       2.18          3.38        0.57         0.56        2.74         2.74
                                 -------      ------      -------      ------      -------      ------     ---------
Total from investment
operations                         3.43       2.13          3.26        0.53         0.42        2.72         2.65
                                 -------      ------      -------      ------      -------      ------     ---------
Less Distributions
Dividends (from net
investment income)                --         --            --           --           --           --           --
Distributions (from capital
gain)                             (0.16)      --           (0.16)      (0.12)       (0.12)        --           --
                                 -------      ------      -------      ------      -------      ------     ---------
Total distributions               (0.16)      --           (0.16)      (0.12)       (0.12)        --           --
                                 -------      ------      -------      ------      -------      ------     ---------
Net asset value, end of
period                          $ 16.40    $ 16.06       $ 16.05     $ 13.13      $ 12.95      $12.72       $12.65
                                 =======      ======      =======      ======      =======      ======     =========
Total Return (without sales
charge)                            26.5%      15.3%         25.6%        4.2%         3.4%       27.2%        26.5%
Ratios/Supplemental Data
Net assets, end of peirod
(in 000's)                     $121,915     $7,554      $780,355     $90,527     $556,043     $48,787     $298,238
Ratio of expenses to average
net assets                          1.2%       2.0%*         2.0%        1.2%         2.0%        1.3%*        2.0%*
Ratio of net investment
income (loss) to average
net assets                         (0.1%)     (0.9%)*       (0.9%)      (0.3%)       (1.1%)      (0.3%)*      (1.0%)*
Portfolio turnover rate           128.3%     128.3%        128.3%      103.5%       103.5%       76.0%        76.0%


(8) The distribution of Class B shares commenced on May 22, 1995.
(9) The Fund commenced operations on December 17, 1992.
  * Annualized

PIMCO Advisors Funds                                                        11
--------------------------------------------------------------------------------

Financial Highlights


The following schedule of financial highlights for the Discovery Fund is for shares outstanding throughout the period listed.



                                            ----------------------------
                                            Discovery Fund
                                            Class A    Class B   Class C
                                             ------    ------   --------
                                               Period Ended September
                                                      30,(10)
                                            --------------------------------
                                             1995         1995(11)    1995
------------------------------------------   ------      ------     --------

Net asset value, beginning of period        $10.00      $10.00       $10.00
                                              ----        ----        ------
Income from investment operations
Net investment income                         0.01        0.01         0.01
Net gains or losses on securities
  (both realized and unrealized)              0.88        0.87         0.87
                                              ----        ----        ------
Total from investment operations              0.89        0.86         0.86
                                              ----        ----        ------
Less Distributions
Dividends (from
  net investment income)                      --          --           --
Distributions (from capital gain)             --          --           --
                                              ----        ----        ------
Total distributions                           --          --           --
                                              ----        ----        ------
Net asset value, end of period              $10.89      $10.86       $10.86
                                              ====        ====        ======
Total Return (without sales charge)            8.9%        8.6%         8.6%
Ratios/Supplemental Data
Net assets, end of period (in 000's)        $7,658     $10,832       $20,260
Ratio of expenses to average net assets        1.3%*       2.0%*         2.0%*
Ratio of net investment income (loss) to
average net assets                             0.2%*      (0.5%)*       (0.5%)*
Portfolio turnover rate                       34.9%       34.9%         34.9%
------------------------------------------    ----        ----        ------




(10) The Fund commenced operations on June 27, 1995.
(11) The distribution of Class B shares commenced on May 22, 1995.
* Annualized

12  PIMCO Advisors Funds
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the Opportunity Fund is for shares outstanding throughout the periods listed.


--------------------------------------------------------------------------------------------------------
                        Opportunity Fund

                        Class      Class     Class      Class      Class      Class     Class      Class    Class      Class
                          A         C         A          C          A          C         A           C        A          C
                        -------  -------    ------    -------    -------    -------    ------      -----     ----      ------
                                             Year Ended September 30,
--------------------------------------------------------------------------------------------------------------------------------
                         1995      1995       1994       1994       1993       1993      1992       1992    1991(12)      1991
-------------------------------------------------------------------------------------------------------------------------------

Net asset value,
beginning of period     $ 28.87    $ 28.04     $33.43    $32.77     $ 19.84    $ 19.60    $17.95     $17.87  $ 11.78    $ 11.93
                          -----      -----      ----      -----      -----      -----      ----      -----     ----      ------
Income from
investment operations
Net investment income
(loss)                    (0.11)     (0.34)     (0.17)    (0.38)      (0.15)     (0.34)    (0.04)     (0.18)   (0.03)     (0.11)
Net gains or losses
on securities (both
realized and unrealized)  11.19      10.81      (2.02)     (1.98)     14.00      13.77      3.61       3.59     6.20       6.42
                          -----      -----       ----      -----      -----      -----      ----      -----     ----      ------
Total from
investment operations     11.08      10.47      (2.19)     (2.36)     13.85      13.43      3.57       3.41     6.17       6.31
                          -----      -----       ----      -----      -----      -----      ----      -----     ----      ------
Less Distributions
Dividends (from net
investment income)           --         --         --         --         --         --        --         --       --         --
Distributions (from
capital gain)             (0.87)     (0.87)     (2.26)     (2.26)     (0.26)     (0.26)    (1.68)     (1.68)     --        (0.37)
Return of capital
distribution                 --         --       (.11)      (.11)        --         --        --         --       --         --
                          -----      -----       ----       -----      -----      -----      ----      -----     ----      ------
Total distributions       (0.87)     (0.87)     (2.37)     (2.37)     (0.26)     (0.26)    (1.68)     (1.68)      --        (0.37)
                          -----      -----      ----      -----       -----      -----      ----      -----       ----      ------
Net asset value,
end of period            $39.08     $37.64     $28.87     $28.04     $33.43     $32.77    $19.84     $19.60     $17.95     $17.87
                          =====      =====      ====       =====      =====      =====      ====      =====      ====      ======
Total Return (without
sales charge)              39.7%      38.6%      (6.7%)     (7.4%)     70.4%      69.1%     21.6%      20.8%      70.9%     54.4%
Ratios/Supplemental Data
Net assets, end of
period (in 000's)      $120,830   $715,191    $95,261   $553,460   $106,666   $618,193   $22,454   $179,081     $1,623   $58,656
Ratio of expenses
to average net assets       1.2%       1.9%       1.1%       1.9%       1.2%       2.0%      1.3%       2.0%       1.4%*     2.0%*
Ratio of net investment
income (loss) to
average net assets         (0.4%)     (1.1%)     (0.6%)     (1.4%)     (0.6%)     (1.3%)    (0.2%)     (1.0%)     (0.5%)*   (0.8%)*
Portfolio turnover
rate                      101.6%     101.6%      78.4%      78.4%     105.4%     105.4%     93.8%      93.8%     144.6%    144.6%


(12) The distribution of Class A shares commenced on December 17, 1990.
* Annualized.



                                               ------------------------------------------------
                                               Opportunity Fund

                                                                   Class C
                                               ------------------------------------------------
                                                           Year Ended September 30,
                                               ------------------------------------------------
                                                1990      1989      1988      1987       1986
-------------------------------------------     ------    ------    ------    ------   --------

Net asset value, beginning of period          $ 15.78   $ 11.84   $ 16.73   $ 13.18    $ 12.04
                                                 ----      ----      ----      ----      ------
Income from investment operations
Net investment income (loss)                    (0.01)    (0.03)     0.03      0.02      (0.03)
Net gains or losses on securities
  (both realized and unrealized)                (2.13)     3.97     (2.34)     4.80       2.00
                                                 ----      ----      ----      ----      ------
Total from investment operations                (2.14)     3.94     (2.31)     4.82       1.97
                                                 ----      ----      ----      ----      ------
Less Distributions
Dividends (from net investment income)           --        --       (0.03)     --        (0.03)
Distributions (from capital gain)               (1.71)     --       (2.55)    (1.27)     (0.80)
Return of capital distribution                   --        --        --        --         --
                                                 ----      ----      ----      ----      ------
Total distributions                             (1.71)     --       (2.58)    (1.27)     (0.83)
                                                 ----      ----      ----      ----      ------
Net asset value, end of period                $ 11.93   $ 15.78   $ 11.84   $ 16.73    $ 13.18
                                                 ====      ====      ====      ====      ======
Total Return (without sales charge)             (14.8%)    33.3%     (9.0%)    40.2%      17.2%
Ratios/Supplemental Data
Net assets, end of period (in 000's)          $33,472   $51,680   $51,062   $74,235    $52,233
Ratio of expenses to average net assets           1.9%      1.9%      2.0%      1.7%       1.8%
Ratio of net investment income (loss) to
average net assets                               (0.1%)    (0.2%)     0.3%      0.1%      (0.3%)
Portfolio turnover rate                         106.2%    153.4%    124.9%    188.7%     108.6%

PIMCO Advisors Funds                                                         13
--------------------------------------------------------------------------------

Financial Highlights


The following schedule of financial highlights for the Innovation Fund is for shares outstanding throughout the period listed.



                                              ----------------------------
                                                    Innovation Fund
                                              Class A   Class B    Class C
                                              -------   -------   --------
                                              Period Ended September 30,(13)
                                              ------------------------------
                                            1995(15)    1995(14)    1995(15)
------------------------------------------     ------      ------   --------
Net asset value, beginning of period          $10.00     $11.81      $10.00
                                                ----        ----      ------
Income from investment operations
Net investment income (loss)                   (0.06)     (0.08)      (0.13)
Net gains or losses on securities
  (both realized and unrealized)                4.80       2.93        4.78
                                                ----        ----      ------
Total from investment operations                4.74       2.85        4.65
                                                ----        ----      ------
Less Distributions
Dividends (from
  net investment income)                        --          --         --
Distributions (from capital gain)               --          --         --
                                                ----        ----      ------
Total distributions                             --          --         --
                                                ----        ----      ------
Net asset value, end of period                $14.74     $14.66      $14.65
                                                ====        ====      ======
Total Return (without sales charge)             47.4%      24.1%       46.5%
Ratios/Supplemental Data
Net assets, end of period (in 000's)         $28,239     $6,509     $63,952
Ratio of expenses to average net assets          1.4%*      2.3%*       2.2%*
Ratio of net investment income (loss)
to average net assets                           (0.6%)*    (1.7%)*     (1.4%)*
Portfolio turnover rate                         86.1%      86.1%       86.1%
------------------------------------------      ----        ----      ------

(13) The Fund commenced operations on December 22, 1994.
(14) The distribution of Class B shares commenced on May 22, 1995.
(15) Reflecting voluntary waiver of investment advisory fee of $4,666 (.00 per share) by the Manager as more fully described in note 3(a) to the Financial Statements.
   * Annualized

14       PIMCO Advisors Funds
--------------------------------------------------------------------------------

Financial Highlights


The following schedule of financial highlights for the International Fund is for shares outstanding throughout the periods listed. The information provided reflects results of operations the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies been in effect. On November 15, 1994, Blairlogie Capital Management became the sub-adviser of the Fund.


                         ---------------------------------------------------------------------------------------------------------
                         International Fund

                         Class A  Class B     Class C   Class A  Class C    Class A   Class C  Class A   Class C  Class A  Class C
                         -------  -------     -------   -------  -------    -------   -------  -------   -------  -------  -------
                                                                    Year Ended September 30,
                         ---------------------------------------------------------------------------------------------------------
                          1995    1995(16)      1995      1994     1994       1993      1993     1992      1992   1991(17)  1991
----------------------------------------------------------------------------------------------------------------------------------

Net asset value,
beginning of period      $12.92   $ 11.30     $ 12.56    $12.17    $11.92    $10.04    $ 9.92   $10.54    $10.49   $9.48   $10.04
                         ------   -------     -------    ------    ------    ------    ------   ------    ------   -----   ------
Income from
investment operations
Net investment
income (loss)              0.07      0.00       (0.02)     0.04     (0.06)     0.07     (0.01)    0.05     (0.06)    0.02   (0.08)
Net gains or
losses on securities
(both realized
and unrealized)           (0.56)     0.45       (0.55)     0.94      0.93      2.80      2.75    (0.37)    (0.33)    1.04    1.76
                         ------   -------     -------    ------    ------    ------    ------   ------    ------   -----   ------
Total from
investment operations     (0.49)     0.45       (0.57)     0.98      0.87      2.87      2.74    (0.32)    (0.39)    1.06    1.68
                         ------   -------     -------    ------    ------    ------    ------   ------    ------   -----   ------
Less Distributions
Dividends (from net
investment income)           --        --          --        --        --        --        --       --        --       --      --
Distributions
(from capital gain)       (0.24)       --       (0.24)    (0.23)    (0.23)    (0.74)    (0.74)   (0.18)    (0.18)      --   (1.23)
                         ------   -------     -------    ------    ------    ------    ------   ------    ------   -----   ------
Total distributions       (0.24)       --       (0.24)    (0.23)    (0.23)    (0.74)    (0.74)   (0.18)    (0.18)      --   (1.23)
                         ------   -------     -------    ------    ------    ------    ------   ------    ------   -----   ------
Net asset value,
end of period            $12.19   $ 11.75     $ 11.75    $12.92    $12.56    $12.17    $11.92   $10.04     $9.92   $10.54  $10.49
                         ======   =======     =======    ======    ======    ======    ======   ======     =====   ======  ======
Total Return
(without sales
charge)                    (3.7%)     4.0%       (4.5%)     8.2%      7.4%     30.4%     29.4%    (3.1%)    (3.8%)  17.3%    18.3%
Ratios/Supplemental Data
Net assets,
end of period
(in 000's)               $17,951     $503    $215,349   $23,289  $294,492   $11,992  $147,194    $471    $28,299   $22    $33,594
Ratio of expenses
to average
net assets                   1.5%     2.3%*       2.2%      1.4%      2.2%      1.4%      2.2%    1.9%       2.6%    1.9%*    2.6%
Ratio of net
investment income (loss)
to average net assets        0.6%    (0.1%)*     (0.2%)     0.3%     (0.5%)     0.6%     (0.1%)   0.5%      (0.6%)   0.7%*   (0.2%)
Portfolio
turnover rate              169.6%   169.6%      169.6%     55.1%     55.1%     67.6%     67.6%  159.6%     159.6%  107.1%   107.1%
----------------------------------------------------------------------------------------------------------------------------------


(16) The distribution of Class B shares commenced on May 22, 1995.
(17) The distribution of Class A shares commenced on February 1, 1991.
* Annualized

                                             ----------------------------------------------------------------
                                             International Fund
                                                                            Class C
                                             ----------------------------------------------------------------
                                                        Year Ended September 30,               Period Ended
                                                                                               September 30,
                                                1990       1989        1988         1987       1986(18)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 13.33    $ 10.07     $ 12.87      $   9.70     $ 10.00

Income from investment operations
Net investment income (loss)                    (0.10)     (0.18)      (0.10)        (0.10)         --
Net gains or losses on securities
  (both realized and unrealized)                (2.02)      3.44       (1.83)         3.27       (0.30)

Total from investment operations                (2.12)      3.26       (1.93)         3.17       (0.30)

Less Distributions
Dividends (from net investment income)             --         --          --            --          --
Distributions (from capital gain)               (1.17)        --       (0.87)           --          --

Total distributions                             (1.17)        --       (0.87)           --          --

Net asset value, end of period                $ 10.04    $ 13.33     $ 10.07      $  12.87     $  9.70


Total Return (without sales charge)             (17.4%)     32.4%      (14.0%)        32.7%      (26.9%)
Ratios/Supplemental Data
Net assets, end of period (in 000's)          $36,282    $56,150     $60,394      $107,584     $67,668
Ratio of expenses to average net assets           2.3%       2.3%        2.4%          2.4%        2.3%*
Ratio of net investment income (loss)
to average net assets                            (0.3%)     (0.7%)      (0.5%)        (0.9%)      (0.3%)*
Portfolio turnover rate                          93.0%      83.6%       94.9%        134.0%         --
-------------------------------------------------------------------------------------------------------------


(18) The Fund commenced operations on August 25, 1986.

PIMCO Advisors Funds                                                      15
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the Precious Metals Fund is for shares outstanding throughout the periods listed. The information provided reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies been in effect.


                       ------------------------------------------------------------------------------------------------
                       Precious Metals Fund

                       Class A   Class B    Class C    Class A  Class C  Class A  Class C   Class A   Class C  Class A
                       -------   -------    -------    -------  -------  -------  -------   -------   -------  -------
                                                           Year Ended September 30,
                       ------------------------------------------------------------------------------------------------
                       1995      1995(19)   1995       1994     1994     1993     1993      1992      1992     1991(20)
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period   $14.14     $ 11.61    $ 13.75    $10.32   $10.11   $ 7.54   $ 7.44    $7.51     $ 7.46   $7.19
                      ------     -------    -------    ------   ------   ------   ------    -----     ------   -----

Income From
Investment
Operations

Net investment
income (loss)           0.07       (0.01)     (0.02)     0.08    (0.02)    0.06    (0.02)   (0.01)     (0.06)  (0.07)

Net gains or losses
on securities (both
realized and
unrealized)            (1.88)       0.30      (1.83)     3.74     3.66     2.72     2.69     0.04       0.04    0.39
                      ------     -------    -------    ------   ------   ------   ------    -----     ------   -----
Total from investment
operations             (1.81)       0.29      (1.85)     3.82     3.64     2.78     2.67     0.03      (0.02)   0.32
                      ------     -------    -------    ------   ------   ------   ------    -----     ------   -----
Less Distributions
Dividends
(from net
investment
income)                   --          --         --        --       --       --       --       --         --      --

Distributions
(from
capital gain)             --          --         --        --       --       --       --       --         --      --
                      ------     -------    -------    ------   ------   ------   ------    -----     ------   -----
Total distributions       --          --         --        --       --       --       --       --         --      --
                      ------     -------    -------    ------   ------   ------   ------    -----     ------   -----
Net asset value,
end of period         $12.33     $ 11.90    $ 11.90    $14.14   $13.75   $10.32   $10.11    $7.54     $ 7.44   $7.51
                      ======     =======    =======    ======   ======   ======   ======    =====     ======   =====
Total Return
(without
sales charge)          (12.8%)       2.5%     (13.5%)    37.0%    36.0%    36.9%    35.9%     0.4%      (0.3%)  6.8%

Ratios/Supplemental
Data

Net assets,
end of period
(in 000's)            $7,670     $251       $42,341   $11,229  $62,825   $3,425  $23,884     $668     $6,633   $514

Ratio of expenses
to average net
assets                   1.4%        2.2%*      2.2%      1.3%     2.1%     1.4%     2.2%     1.9%       2.6%   2.1%*

Ratio of net
investment income
(loss) to average
net assets               0.6%       (0.2%)*    (0.2%)     0.6%    (0.2%)    0.6%    (0.2%)   (0.1%)     (0.8%) (1.4%)*

Portfolio
turnover rate            8.7%        8.7%       8.7%     11.0%    11.0%    10.0%    10.0%    29.6%      29.6%  19.4%
-----------------------------------------------------------------------------------------------------------------------


(19) The distribution of Class B shares commenced on June 15, 1995.
(20) The distribution of Class A shares commenced on February 1, 1991.
   * Annualized]




                                             ----------------------------------
                                             Precious Metals Fund

                                                         Class C
                                             -----------------------------------
                                                                   Period Ended
                                                                   September 30,
                                             1991      1990        1989(21)
-------------------------------------------------------------------------------
Net asset value, beginning of period        $9.40      $ 9.86      $10.00
                                           ------      ------      ------
Income From Investment Operations

Net investment income (loss)                (0.05)      (0.05)      (0.05)

Net gains or losses on securities
(both realized and unrealized)              (1.89)      (0.41)      (0.08)
                                           ------      ------      ------
Total from investment operations            (1.94)      (0.46)      (0.13)
                                           ------      ------      ------
Less Distributions
Dividends (from net
investment income)                             --          --       (0.01)

Distributions (from
capital gain)                                  --          --          --
                                           ------      ------      ------
Total distributions                            --          --       (0.01)
                                           ------      ------      ------
Net asset value,
end of period                               $7.46      $ 9.40      $ 9.86
    ===                                    ======      ======      ======

Total Return (without
sales charge)                               (20.6%)      (4.7%)      (1.3%)

Ratios/Supplemental Data

Net assets, end of period
(in 000's)                                 $6,995      $9,918      $6,630
                                           ------      ------      ------

Ratio of expenses to average net
assets                                        2.4%        2.4%        2.5%*

Ratio of net investment income (loss)
to average net assets                        (0.8%)      (0.8%)      (0.6%)*

Portfolio turnover rate                      19.4%       22.5%        8.8%
-------------------------------------------------------------------------------


(21) The Fund commenced operations on October 10, 1988.
* Annualized

16    PIMCO Advisors Funds
--------------------------------------------------------------------------------

Financial Highlights


The following schedule of financial highlights for the High Income Fund is for shares outstanding throughout the periods listed. The information provided reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies been in effect.

                                                  ---------------------------------------------------------------------------------
                                                  High Income Fund

                                                  Class A  Class B    Class C   Class A   Class C    Class A   Class C     Class A
                                                  -------  -------    -------   -------   -------    -------   -------     -------
                                                                                   Year Ended September 30,
                                                  ---------------------------------------------------------------------------------
                                                  1995     1995(22)   1995      1994      1994       1993      1993        1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 7.56   $  7.75    $  7.51   $ 8.78    $   8.75   $ 8.68       $8.65    $  8.36
                                                  ------   -------    -------   ------    --------   ------       -----    -------
Income from investment operations
Net investment income                               0.65      0.22       0.58     0.68        0.62     0.75        0.68       0.79
Net gains or losses on securities (both
  realized and unrealized)                          0.39      0.16       0.39    (1.23)      (1.26)    0.10        0.10       0.29
                                                  ------   -------    -------   ------    --------   ------       -----    -------
Total from investment operations                    1.04      0.38       0.97    (0.55)      (0.64)    0.85        0.78       1.08
                                                  ------   -------    -------   ------    --------   ------       -----    -------
Less Distributions
Dividends (from net investment income)             (0.66)    (0.21)     (0.60)   (0.67)      (0.60)   (0.75)      (0.68)     (0.76)
Distributions (from capital gain)                     --        --         --       --          --       --          --         --
                                                  ------   -------    -------   ------    --------   ------       -----    -------
Total distributions                                (0.66)    (0.21)     (0.60)   (0.67)      (0.60)   (0.75)      (0.68)     (0.76)
                                                  ------   -------    -------   ------    --------   ------       -----    -------
Net asset value, end of period                    $ 7.94   $  7.92    $  7.88   $ 7.56       $7.51   $ 8.78       $8.75    $  8.68
                                                  ======   =======    =======   ======       =====   ======       =====    =======
Total Return (without sales charge)                 14.5%      4.9%      13.5%    (6.5%)      (7.5%)   10.3%        9.5%      13.5%
Ratios/Supplemental Data
Net assets, end of period (in 000's)              $7,791    $4,552   $157,507   $4,336    $179,274   $5,675    $255,266     $4,257
Ratio of expenses to average net assets              1.1%      1.9%*      1.9%     1.1%        1.9%     1.2%        2.0%       1.2%
Ratio of net investment income to average net
  assets                                             8.5%      7.8%*      7.7%     8.4%        7.7%     8.7%        8.0%       9.3%
Portfolio turnover rate                            162.5%    162.5%     162.5%   133.9%      133.9%   124.1%      124.1%     162.8%
-----------------------------------------------------------------------------------------------------------------------------------
(22) The distribution of Class B shares commenced on May 22, 1995.
(23) The distribution of Class A shares commenced on February 6, 1991.
* Annualized

                                                  --------------------------------
                                                  High Income Fund

                                                  Class C   Class A      Class C
                                                  -------  -------       -------
                                                    Year Ended September 30,
                                                  --------------------------------
                                                  1992      1991(23)     1991
----------------------------------------------------------------------------------
Net asset value, beginning of period                $8.36   $     8.56      $8.55
                                                  -------   ----------    -------
Income from investment operations
Net investment income                                0.74         0.57       0.85
Net gains or losses on securities (both
  realized and unrealized)                           0.25        (0.14)     (0.17)
                                                  -------   ----------    -------
Total from investment operations                     0.99         0.43       0.68
                                                  -------   ----------    -------
Less Distributions
Dividends (from net investment income)              (0.70)       (0.63)     (0.87)
Distributions (from capital gain)                      --           --         --
                                                  -------   ----------    -------
Total distributions                                 (0.70)       (0.63)     (0.87)
                                                  -------   ----------    -------
Net asset value, end of period                      $8.65        $8.36      $8.36
Total Return (without sales charge)                  12.4%         8.2%       8.5%
                                                  =======   ==========    =======
Ratios/Supplemental Data
Net assets, end of period (in 000's)             $242,160       $1,456   $270,622
Ratio of expenses to average net assets               1.9%         1.2%*      1.9%
Ratio of net investment income to average net
  assets                                              8.7%        10.5%*     10.1%
Portfolio turnover rate                             162.8%       124.0%     124.0%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                     High Income Fund
                                                                           Class C
                                                     -----------------------------------------------------------
                                                                    Year Ended September 30,
                                                                    ------------------------
                                                    1990      1989       1988       1987       1986
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $9.31     $9.69      $9.74     $10.14     $10.00
Income from investment operations
Net investment income                                   0.93      0.94       0.97       1.03       1.16
Net gains or losses on securities (both realized
  and unrealized)                                      (0.74)    (0.36)     (0.04)     (0.43)      0.10
Total from investment operations                        0.19      0.58       0.93       0.60       1.26
Less Distributions
Dividends (from net investment income)                 (0.95)    (0.96)     (0.98)     (1.00)     (1.12)
Distributions (from capital gain)                         --        --         --         --         --
Total distributions                                    (0.95)    (0.96)     (0.98)     (1.00)     (1.12)
Net asset value, end of period                         $8.55     $9.31      $9.69      $9.74     $10.14
Total Return (without sales charge)                      2.2%      6.3%      10.1%       5.9%      12.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)               $356,427   $579,254   $524,966   $438,304   $335,404
Ratio of expenses to average net assets                 1.8%       1.6%       1.6%       1.6%       1.6%
Ratio of net investment income to average net
  assets                                               10.5%       9.8%      10.0%      10.1%      11.2%
Portfolio turnover rate                                63.8%      94.6%     127.7%      81.7%      59.2%

PIMCO Advisors Funds                                                  17
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the Total Return Income Fund is for shares outstanding throughout the period listed.



                                              ------------------------------
                                              Total Return Income Fund

                                              Class A   Class B  Class C
                                              ------    ------   --------
                                              Period Ended September 30,(25)
                                              --------------------------
                                              1995      1995(26)      1995
----------------------------------------------------------------------------
Net asset value, beginning of period          $10.00    $10.48      $10.00
                                                ----      ----      ------
Income from investment operations
Net investment income                           0.41      0.16        0.35
Net gains or losses on securities
  (both realized and unrealized)                0.68      0.24        0.69
                                                ----      ----      ------
Total from investment operations                1.09      0.40        1.04
                                                ----      ----      ------
Less Distributions
Dividends (from
  net investment income)                       (0.39)    (0.15)     (0.34)
Distributions (from capital gain)                 --        --         --
                                                ----      ----      ------
Total distributions                            (0.39)    (0.15)     (0.34)
                                                ----      ----      ------
Net asset value, end of period                $10.70    $10.73      $10.70
                                                ====      ====      ======
Total Return (without sales charge)            11.1 %      3.8%       10.5%
Ratios/Supplemental Data
Net assets, end of period (in 000's)         $37,714    $8,805     $45,631
Ratio of expenses to average net assets          1.2%*     2.0%*       2.0%*
Ratio of net investment income to average
  net assets                                     5.1%*     4.2%*       4.3%*
Portfolio turnover rate                         98.0%     98.0%       98.0%
----------------------------------------------------------------------------


(25) The Fund commenced operations on December 22, 1994.
(26) The distribution of Class B shares commenced on May 22, 1995.
* Annualized

18       PIMCO Advisors Funds
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the Tax Exempt Fund is for shares outstanding throughout the periods listed.

                                         ------------------------------------------------------------------------------------------
                                         Tax Exempt Fund

                                         Class A   Class B   Class C     Class A  Class C    Class A  Class C   Class A   Class C
                                         -------   -------   -------     -------  -------    -------  -------   -------   -------
                                                                     Year Ended September 30,
                                         ------------------------------------------------------------------------------------------
                                         1995      1995(27)  1995        1994     1994       1993     1993      1992      1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period     $ 11.21   $ 11.90    $11.21     $12.74    $12.73     $11.94   $11.94    $11.53   $ 11.53
                                         -------   -------    ------     ------    ------     ------   ------    ------   -------
Income from investment operations
  Net investment income                     0.57      0.16      0.48       0.56      0.47       0.61     0.52      0.65      0.58
                                         -------   -------    ------     ------    ------     ------   ------    ------   -------
Net gains or losses on securities
  (both realized and unrealized)            0.63     (0.07)     0.62      (1.31)    (1.30)      1.02     1.01      0.42      0.41
                                         -------   -------    ------     ------    ------     ------   ------    ------   -------
Total from investment operations            1.20      0.09      1.10      (0.75)    (0.83)      1.63     1.53      1.07      0.99
Less Distributions
Dividends (from net
  investment income)                       (0.58)    (0.15)    (0.49)     (0.58)    (0.49)     (0.64)   (0.55)    (0.66)    (0.58)
Distributions (from capital gain)             --        --        --      (0.20)    (0.20)     (0.19)   (0.19)       --        --
                                         -------   -------    ------     ------    ------     ------   ------    ------   -------
Total distributions                        (0.58)    (0.15)    (0.49)     (0.78)    (0.69)     (0.83)   (0.74)    (0.66)    (0.58)
Net asset value, end of period           $ 11.83   $ 11.84    $11.82     $11.21    $11.21     $12.74   $12.73    $11.94   $ 11.94
                                         =======   =======    ======     ======    ======     ======   ======    ======   =======
Total Return (without sales charge)        11.0%       0.8%     10.1%      (6.1%)    (6.7%)     14.2%    13.3%      9.5%      8.8%
Ratios/Supplemental Data
Net assets, end of period (in 000's)       $2,701     $288   $54,224     $2,726   $68,214     $2,852  $81,475    $2,295   $52,113
Ratio of expenses to average net assets     1.1%       1.9%*     1.8%       1.1%      1.8%       1.1%     1.8%      1.1%      1.8%
Ratio of net investment income to
  average net assets                        5.0%       4.0%*     4.3%       4.7%      4.0%       5.0%     4.2%      5.6%      4.9%
Portfolio turnover rate                    35.0%      35.0%     35.0%      63.2%     63.2%      55.9%    55.9%    107.4%    107.4%
-----------------------------------------------------------------------------------------------------------------------------------
(27) The distribution of Class B shares commenced on May 30, 1995.

                                        ------------------------------------
                                        Tax Exempt Fund

                                           Class A     Class C
                                           -------     -------
                                             Year Ended September 30,
                                        ------------------------------------
                                           1991(28)    1991
----------------------------------------------------------------
Net asset value, beginning of period       $11.30       $10.97
                                              ----      ------
Income from investment operations
  Net investment income                      0.38         0.62
Net gains or losses on securities
  (both realized and unrealized)             0.23         0.56
                                              ----      ------
Total from investment operations             0.61         1.18
                                              ----      ------
Less Distributions
Dividends (from net
  investment income)                        (0.38)       (0.62)
Distributions (from capital gain)               --          --
                                               ----      ------
Total distributions                         (0.38)       (0.62)
                                               ----      ------
Net asset value, end of period             $11.53       $11.53
                                               ====      ======
Total Return (without sales charge)          10.4%        11.0%
Ratios/Supplemental Data
Net assets, end of period (in 000's)         $321*     $46,663
Ratio of expenses to average net assets       1.1%         1.8%
Ratio of net investment income to
  average net assets                          5.8%*        5.5%
Portfolio turnover rate                     119.0%       119.0%
-----------------------------------------------------------------------------------------------------------------------------------
(28) The distribution of Class A shares commenced on March 14, 1991.
* Annualized

                                          -----------------------------------------------------
                                          Tax Exempt Fund
                                                                  Class C
                                          -----------------------------------------------------
                                                 Year Ended September 30,
                                          ------------------------------------
                                                                                   Period Ended
                                                                                   September 30,
                                          1990     1989      1988      1987        1986(29)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $11.10    $10.82    $10.23    $11.51     $10.00
                                          -------  -------   -------   -------     -------
Income from investment operations
  Net investment income                      0.63     0.65      0.65      0.66       0.61
Net gains or losses on securities
  (both realized and unrealized)            (0.13)    0.28      0.59     (0.84)      1.51
                                          -------  -------   -------   -------     -------
Total from investment operations             0.50     0.93      1.24     (0.18)      2.12
                                          -------  -------   -------   -------     -------
Less Distributions
Dividends (from net
  investment income)                        (0.63)   (0.65)    (0.65)    (0.66)     (0.61)
Distributions (from capital gain)              --       --        --     (0.44)        --
                                          -------  -------   -------   -------     -------
Total distributions                         (0.63)   (0.65)    (0.65)    (1.10)      (0.61)
                                          -------  -------   -------   -------     -------
Net asset value, end of period             $10.97   $11.10    $10.82    $10.23     $ 11.51
                                          =======  =======   =======   =======     =======
Total Return (without sales charge)           4.5%     8.8%     12.4%     (2.1%)      23.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)      $46,630  $60,609   $63,261   $66,610     $53,370
                                          =======  =======   =======   =======     =======
Ratio of expenses to average net assets       1.7%     1.7%      1.8%      1.8%        1.8%*
Ratio of net investment income to
  average net assets                          5.6%     5.9%      6.1%      5.9%        6.1%*
Portfolio turnover rate                      77.5%   203.6%    211.3%    204.4%      301.0%
-------------------------------------------------------------------------------------------------


(29) The Fund commenced operations on November 1, 1985.
* Annualized.

PIMCO Advisors Funds                                                      19
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the U.S. Government Fund is for shares outstanding throughout the periods listed.

                                              -------------------------------------------------------------------------------------
                                              U.S. Government Fund

                                              Class A  Class B    Class C   Class A   Class C   Class A  Class C   Class A
                                              -------  -------    -------   -------   -------   -------  -------   -------
                                                                         Year Ended September 30,
                                              -----------------------------------------------------------------------------
                                              1995     1995(30)   1995      1994     1994       1993     1993      1992
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $ 8.68  $ 9.17        $8.65    $9.71     $9.68     $9.61     $9.58    $9.46
                                              -------  ------     --------  -------  --------   -------  --------  -------
Income from investment operations
Net investment income                            0.58    0.16         0.51     0.60      0.53      0.65      0.58     0.75
Net gains or losses on securities (both
  realized and unrealized)                       0.47   (0.02)        0.48    (1.03)    (1.03)     0.10      0.10     0.19
                                              -------  ------     --------  -------  --------   -------  --------  -------
Total from investment operations                 1.05    0.14         0.99    (0.43)    (0.50)     0.75      0.68     0.94
                                              -------  ------     --------  -------  --------   -------  --------  -------
Less Distributions
Dividends (from net investment income)          (0.57)  (0.16)       (0.51)   (0.60)    (0.53)    (0.65)    (0.58)   (0.79)
Distributions (from capital gain)                  --      --           --       --        --        --        --       --
                                              -------  ------     --------  -------  --------   -------  --------  -------
Total distributions                             (0.57)  (0.16)       (0.51)   (0.60)    (0.53)    (0.65)    (0.58)   (0.79)
                                              -------  ------     --------  -------  --------   -------  --------  -------
Net asset value, end of period                 $ 9.16   $9.15        $9.13    $8.68     $8.65     $9.71     $9.68    $9.61
                                              =======  ======     ========  =======  ========   =======  ========  =======
Total Return (without sales charge)              12.6%    1.6%        11.8%    (4.6%)    (5.3%)     8.2%      7.4%    10.3%
Ratios/Supplemental Data
Net assets, end of period (in 000's)          $16,248  $1,671     $287,086  $15,250  $365,044   $19,939  $533,288  $15,224
Ratio of expenses to average net assets           1.0%    1.8%*        1.8%     1.0%      1.7%      1.0%      1.7%     1.0%
Ratio of net investment income to average net
  assets                                          6.5%    5.6%*        5.8%     6.5%      5.8%      6.8%      6.1%     7.8%
Portfolio turnover rate                         120.3%  120.3%       120.3%   121.0%    121.0%    199.7%    199.7%   156.4%
-----------------------------------------------------------------------------------------------------------------------------------
(30) The distribution of Class B shares commenced on June 2, 1995.


                                               --------------------------------
                                               U.S. Government Fund

                                               Class C   Class A    Class C
                                               -------   -------    -------
                                                 Year Ended September 30,
                                               --------------------------------
                                               1992       1991(31)   1991
-------------------------------------------------------------------------------
Net asset value, beginning of period              $9.45   $9.31         $9.02
                                               --------   ------     --------
Income from investment operations
Net investment income                              0.69    0.65          0.81
Net gains or losses on securities (both
  realized and unrealized)                         0.15    0.15          0.46
                                               --------   ------     --------
Total from investment operations                   0.84    0.80          1.27
                                               --------   ------     --------
Less Distributions
Dividends (from net investment income)            (0.71)  (0.65)        (0.84)
Distributions (from capital gain)                    --      --            --
                                               --------   ------     --------
Total distributions                               (0.71)  (0.65)        (0.84)
                                               --------   ------     --------
Net asset value, end of period                    $9.58    $9.46       $ 9.45
                                               ========   ======     ========
Total Return (without sales charge)                 9.2%    12.3%        14.8%
Ratios/Supplemental Data
Net assets, end of period (in 000's)           $531,310   $3,983     $429,796
Ratio of expenses to average net assets             1.8%     1.1%*        1.8%
Ratio of net investment income to average net
  assets                                            7.3%     9.3%*        8.8%
Portfolio turnover rate                           156.4%    37.1%        37.1%
-----------------------------------------------------------------------------------------------------------------------------------
(31) The distribution of Class A shares commenced on January 3, 1991.
* Annualized

                                                                 ------------------------------------------------------------------
                                                                 U.S. Government Fund
                                                                                                Class C
                                                                 ------------------------------------------------------------------
                                                                                Year Ended September 30,
                                                                 ------------------------------------------------

                                                                 1990      1989       1988       1987       1986
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $9.35     $9.42      $9.32     $10.48     $10.00
                                                                 --------  --------   --------   --------   --------
Income from investment operations
Net investment income                                                0.80      0.84       0.86       0.86       0.94
Net gains or losses on securities (both realized and
  unrealized)                                                       (0.31)    (0.08)      0.12      (1.00)      0.47
                                                                 --------  --------   --------   --------   --------
Total from investment operations                                     0.49      0.76       0.98      (0.14)      1.41
                                                                 --------  --------   --------   --------   --------
Less Distributions
Dividends (from net investment income)                              (0.82)    (0.83)     (0.88)     (0.92)     (0.83)

Distributions (from capital gain)                                      --        --         --      (0.10)     (0.10)
                                                                 --------  --------   --------   --------   --------
Total distributions                                                 (0.82)    (0.83)     (0.88)     (1.02)     (0.93)

                                                                 --------  --------   --------   --------   --------
Net asset value, end of period                                      $9.02     $9.35      $9.42      $9.32     $10.48
                                                                 ========  ========   ========   ========   ========
Total Return (without sales charge)                                   5.4%      8.5%      10.8%      (1.7%)     15.1%

Ratios/Supplemental Data
Net assets, end of period (in 000's)                             $447,272  $583,667   $733,306   $783,545   $409,482
Ratio of expenses to average net assets                               1.7%      1.7%       1.7%       1.7%       1.7%
Ratio of net investment income to average net assets                  8.6%      9.0%       9.0%       8.5%       8.9%
Portfolio turnover rate                                              99.1%    188.4%     221.8%     332.0%     252.3%
-----------------------------------------------------------------------------------------------------------------------------------

20       PIMCO Advisors Funds
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the Short-Intermediate Fund is for shares outstanding throughout the periods listed. The information provided reflects results of operations under the Fund's former investment objective and policies through November 15, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies been in effect.


                               ------------------------------------------------------------------------------------------
                               Short-Intermediate Fund

                               Class A   Class B   Class C   Class A   Class C   Class A   Class C    Class A     Class C
                               -------   -------   -------   -------   -------   -------   -------    -------     -------
                                                               Year Ended September 30,
                               ------------------------------------------------------------------------------------------
                               1995      1995(33)  1995      1994      1994      1993      1993       1992        1992
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period                     $9.37    $9.49       $9.37    $9.81      $9.82    $9.96       $9.97    $10.03       $10.03
                               ------     ----     -------   ------    -------   ------    --------   -------     --------
Income From Investment
  Operations
  Net investment income          0.59     0.18        0.54     0.47       0.42     0.48        0.44      0.60(35)     0.55(34)
Net gains or losses on
  securities (both
  realized and unrealized)       0.25     0.13        0.23    (0.43)     (0.44)   (0.15)      (0.16)    (0.04)       (0.03)
                               ------     ----     -------   ------    -------   ------    --------   -------     --------
Total from investment
  operations                     0.84     0.31        0.77     0.04      (0.02)    0.33        0.28      0.56         0.52
                               ------     ----     -------   ------    -------   ------    --------   -------     --------
Less Distributions
Dividends (from net
  investment income)            (0.59)   (0.18)      (0.54)   (0.48)     (0.43)   (0.48)      (0.43)    (0.62)       (0.57)
Distributions (from
  capital gain)                    --       --          --       --         --        --         --     (0.01)       (0.01)
                               ------     ----     -------   ------    -------   ------    --------   -------     --------
Total distributions             (0.59)   (0.18)      (0.54)   (0.48)     (0.43)   (0.48)      (0.43)    (0.63)       (0.58)
                               ------     ----     -------   ------    -------   ------    --------   -------     --------
Net asset value, end of
  period                        $9.62    $9.62       $9.60    $9.37      $9.37    $9.81       $9.82     $9.96        $9.97
                               ======     ====     =======   ======    =======   ======    ========   =======     ========
Total Return (without
  sales charge)                   9.3%     3.3%        8.5%     0.4%      (0.2%)    3.4%        2.9%      5.8%         5.4%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                   $6,343     $941     $65,608   $4,913    $88,909   $7,169    $123,857   $13,535     $135,655
Ratio of expenses to
  average net assets              1.0%     1.7%*       1.5%     0.9%       1.4%     1.0%        1.5%      0.9%         1.3%
Ratio of net investment
  income to average net
  assets                          6.3%     5.4%*       5.7%     4.9%       4.4%     4.9%        4.4%      6.0%         5.5%
Portfolio turnover rate         173.4%   173.4%      173.4%    86.2%      86.2%   112.7%      112.7%    132.8%       132.8%
---------------------------------------------------------------------------------------------------------------------------
(33) The distribution of Class B shares commenced on May 22, 1995.
(34) Reflecting expense reduction of $2,957 (.00 per share) and voluntary waiver of investment advisory fee of $29,149 (.01 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

Annualized
                               ---------------------------
                               Short-Intermediate Fund

                               Class A   Class C
                               -------   -------
                               Period Ended September 30,
                               1991(35)  1991(35)
---------------------------------------------------------

Net asset value, beginning
  of period                    $10.00     $10.00
                                 ----    -------
Income From Investment
  Operations
  Net investment income          0.07(36)   0.07(36)
Net gains or losses on
  securities (both
  realized and unrealized)       0.03       0.03
                                 ----    -------
Total from investment
  operations                     0.10       0.10
                                 ----    -------
Less Distributions
Dividends (from net
  investment income)            (0.07)     (0.07)
Distributions (from
  capital gain)                    --         --
                                 ----    -------
Total distributions             (0.07)     (0.07)
                                 ----    -------
Net asset value, end of
  period                       $10.03     $10.03
                                 ====    =======
Total Return (without
  sales charge)                   8.5%       8.6%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                     $844    $32,052
Ratio of expenses to
  average net assets              0.4%*      0.9%*
Ratio of net investment
  income to average net
  assets                          5.3%*      5.0%*
Portfolio turnover rate         114.6%     114.6%
---------------------------------------------------------

(35) The Fund commenced operations on August 16, 1991.
(36) Reflecting voluntary waiver of investment advisory fee of $138,110 (.02 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
* Annualized

PIMCO Advisors Funds                                                        21
--------------------------------------------------------------------------------


Financial Highlights


The following schedule of financial highlights for the Money Market Fund is for shares outstanding throughout the periods listed.


                                              -----------------------------------------------------------------------------------
                                              Money Market Fund

                                              Class A      Class B    Class C      Class A        Class C     Class A    Class C
                                              -------      -------    -------      -------        -------     -------    -------
                                                                          Year ended September 30,
                                              -----------------------------------------------------------------------------------
                                              1995         1995(37)   1995         1994           1994        1993       1993
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $1.00      $1.00        $1.00        $1.00        $1.00       $1.00      $1.00
                                              -------      -----      -------      -------      -------      ------     ------
Income from investment operations
Net investment income                           0.054(39)  0.007        0.054(39)    0.030(40)    0.030(40)   0.025(41)  0.025(41)
                                              -------      -----      -------      -------      -------      ------     ------
Less Distributions
  Dividends (from net investment income)       (0.054)    (0.007)      (0.054)      (0.030)      (0.030)     (0.025)    (0.025)
                                              -------      -----      -------      -------      -------      ------     ------
Net asset value, end of period                  $1.00      $1.00        $1.00        $1.00        $1.00       $1.00      $1.00
                                              =======      =====      =======      =======      =======      ======     ======
Total Return (without sales charge)               5.4%       0.7%         5.4%         3.0%         3.0%        2.5%       2.5%
Ratios/Supplemental Data
Net assets, end of period (in 000's)          $13,553        $21      $69,364      $12,933      $84,064      $3,729    $44,657
Ratio of expenses to average net assets          0.49%      1.46%*       0.50%        0.75%        0.75%       0.75%      0.75%
Ratio of net investment income to average
  net assets                                     5.40%      4.79%*       5.37%        3.38%        3.18%       2.47%      2.51%
---------------------------------------------------------------------------------------------------------------------------------

                                               ---------------------------------------------
                                               Money Market Fund

                                               Class A       Class C       Class A   Class C
                                               -------       -------       -------   -------
                                                        Year ended September 30,
                                               ---------------------------------------------
                                                1992          1992          1991(38)  1991
--------------------------------------------------------------------------------------------
Net asset value, beginning of period            $1.00           $1.00       $1.00     $1.00
                                                 ----         -------        ----   -------
Income from investment operations
Net investment income                           0.032(42)       0.034(42)   0.029     0.053
                                                 ----         -------        ----   -------
Less Distributions
  Dividends (from net investment income)       (0.032)         (0.034)     (0.029)   (0.053)
                                                 ----         -------        ----   -------
Net asset value, end of period                  $1.00           $1.00       $1.00     $1.00
                                                 ====         =======        ====   =======
Total Return (without sales charge)               3.2%            3.4%        2.9%      5.3%
Ratios/Supplemental Data
Net assets, end of period (in 000's)             $655         $50,761        $275   $63,751
Ratio of expenses to average net assets           0.9%            1.0%        1.1%*     1.5%
Ratio of net investment income to average
  net assets                                      3.2%            3.4%        4.8%*     5.5%
---------------------------------------------------------------------------------------------

(37) The distribution of Class B shares commenced on July 17, 1995.
(38) The distribution of Class A shares commenced on March 5, 1991.
(39) Reflecting voluntary waiver of investment advisory fee of $23,048 (.000 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.
(40) Reflecting voluntary waiver of investment advisory fee of $142,336 (.002 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements included in the Statement of Additional Information.
(41) Reflecting voluntary waiver of investment advisory fee of $160,471 (.003 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements included in the Statement of Additional Information.
(42) Reflecting voluntary waiver of investment advisory fee of $31,042 (.001 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements included in the Statement of Additional Information.
* Annualized


                                                    ---------------------------------------------------
                                                    Money Market Fund

                                                                           Class C
                                                    ---------------------------------------------------
                                                                    Year ended September 30,
                                                    ---------------------------------------------------
                                                    1990      1989       1988      1987      1986
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $1.00     $1.00     $1.00     $1.00     $1.00
                                                    --------  --------   -------   -------   -------
Income from investment operations
Net investment income                                  0.069     0.077     0.057     0.043     0.047
                                                    --------  --------   -------   -------   -------
Less Distributions
  Dividends (from net investment income)              (0.069)   (0.077)   (0.057)   (0.043)   (0.047)
                                                    --------  --------   -------   -------   -------
Net asset value, end of period                         $1.00     $1.00    $ 1.00     $1.00     $1.00
                                                       =====     =====    ======     =====     =====
Total Return (without sales charge)                      6.9%      7.7%      5.7%      4.3%      4.7%
Ratios/Supplemental Data
Net assets, end of period (in 000's)                $104,002  $104,198   $98,896   $64,291   $13,936
Ratio of expenses to average net assets                  1.6%      1.6%      1.6%      1.7%      2.1%
Ratio of net investment income to average net
  assets                                                 6.9%      7.7%      5.7%      4.6%      4.6%


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22       PIMCO Advisors Funds
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INVESTMENT OBJECTIVES AND POLICIES


PIMCO Advisors Equity Funds

The PIMCO Advisors Equity Funds consist of ten Funds with the objectives and policies set forth below. Under normal market conditions, each of the Equity Funds (other than the Emerging Markets Fund and the Precious Metals Fund) will invest at least 65% of its assets in equity securities (income-producing equity securities in the case of the Equity Income Fund), including common stocks, preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks.


As indicated below, the Equity Funds invest in companies whose equity capitalizations (i.e., the number of shares times the market price per share) range from small to medium to large. Generally, small equity capitalization is less than $1 billion and large equity capitalization is more than $5 billion. Whether an issuer's equity capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalization within the range of capitalization of companies included in the S&P Mid Cap 400 Index are regarded as being issuers with medium equity capitalization.


EQUITY INCOME FUND seeks long-term growth of capital and current income. The Fund invests primarily in a variety of income-producing equity securities. Income-producing equity securities include common stocks that pay dividends, preferred stocks and securities (including debt securities) that are convertible into common stocks ("convertible securities"). Under unusual conditions, for temporary defensive purposes, the Fund may invest up to 100% of its assets in non-convertible debt securities. The Fund invests in common stocks of companies with small, medium and large equity capitalizations.


The Fund may invest without limit in preferred stocks and convertible securities rated at least B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") (or similarly rated by another Nationally Recognized Statistical Rating Organization ("NRSRO"), or unrated but determined by the Fund's sub-adviser to be of comparable quality), and may invest up to 10% of its total assets in convertible securities rated below B by Moody's or S&P (or similarly rated by another NRSRO or unrated but determined by the sub-adviser to be of comparable quality). Securities rated Ba or below by Moody's or BB or below by S&P (or of similar quality) are not considered to be of "investment grade" quality. These lesser rated debt securities may involve special risks. See "Description and Risks of Fund Investments -- Risks of High Yield Bonds." The Fund will not invest in convertible securities that are in default at the time of acquisition.


The non-convertible debt securities in which the Fund may invest include corporate or government debt securities of any maturity, including zero coupon securities. These non-convertible debt securities may be rated B or higher by Moody's or S&P (or similarly rated by another NRSRO or unrated and determined by the subadviser to be of comparable quality), but no more than 35% of the Fund's total assets will be invested in nonconvertible debt securities rated below investment grade quality by two NRSROs at the time of purchase (or unrated but determined by the sub-adviser to be of comparable quality). See "Description and Risks of Fund Investments -- Credit Ratings and NRSROS" for an explanation of securities ratings.

See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

VALUE FUND seeks long-term growth of capital and current income. The Fund invests primarily in common stocks of companies that are characterized by having below-average price to earnings ("P/E") ratios and/or higher dividend yields relative to their industry groups. In selecting stocks, a universe of approximately 2,500 stocks, each of companies having minimum capitalizations of $200 million, is classified by industry. The universe is then analyzed to find the lowest P/E and/or highest yielding stocks in each industry, subject to quality, earnings and price momentum screens. The stocks with the lowest P/E ratios and/or highest dividend yields in each industry that meet the quality, earnings and price momentum criteria are selected for the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding.

See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

GROWTH FUND seeks long-term growth of capital. Income is an incidental consideration. The Fund invests primarily in common stocks of companies with medium to large equity capitalizations. See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

PIMCO Advisors Funds                                                       23
--------------------------------------------------------------------------------

TARGET FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with medium equity capitalizations. See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

DISCOVERY FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of small companies with equity capitalizations of $500 million to $1 billion which exhibit favorable growth characteristics and reasonable valuations. The Fund is intended for equity investors seeking above average gains who are willing to accept the greater risks associated therewith. See "Risks of Investment in Companies with Small and Medium Equity Capitalizations" under "Description and Risks of Fund Investments" for a description of certain of such risks. See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

OPPORTUNITY FUND seeks capital appreciation. No consideration is given to income. The Fund is currently closed to new investors. The Fund invests primarily in common stocks of companies with small equity capitalizations. The Fund is intended for aggressive investors seeking above average gains and willing to accept the greater risks associated therewith. See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

INNOVATION FUND seeks capital appreciation. No consideration is given to income. The Fund will invest primarily (i.e. at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. Instead, the Fund will be guided by the theory of Positive Momentum & Positive Surprise, with special emphasis on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems and improved management techniques. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry. See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

INTERNATIONAL FUND seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund), but the Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase. The Fund invests in companies with small, medium and large equity capitalizations.

The International Fund will normally invest in securities traded in foreign securities markets with particular consideration given to investments principally traded in North and South American (other than United States), Japanese, European, Pacific and Australian securities markets, and in foreign securities traded on United States' securities markets. Investing in foreign securities and securities of foreign issuers presents special risks. See "Risks of Foreign Investments" under "Description and Risks of Fund Investments" below. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the International Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the International Fund's assets among the various securities markets of the world, the Fund's sub-adviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the International Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will involve securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

The International Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end investment management companies which invest in foreign markets. See "Description and Risks of Fund
Investments--Investment in Investment Companies."

The Fund will not normally invest in securities of United States issuers traded on United States securities

24       PIMCO Advisors Funds
--------------------------------------------------------------------------------

markets. However, when the sub-adviser believes that conditions in international securities markets warrant a defensive investment strategy, the International Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the United States, including the money market instruments described under "Description and Risks of Fund Investments--Money Market Instruments," obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities or corporate bonds and sponsored American Depository Receipts.


See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

EMERGING MARKETS FUND seeks capital appreciation. No consideration is given to income. The Fund invests primarily in an international portfolio of equity securities of companies whose principal activities are in countries with emerging markets and developing economies. In the opinion of the Fund's sub-adviser, such countries are currently found in Asia, Latin America, the Middle East, Eastern Europe and Africa. The Fund is intended for aggressive investors seeking above average gains and willing to accept the greater risks associated therewith. The Fund should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities of issuers whose principal activities are in countries with emerging markets. For this purpose, emerging markets will include any countries
(i) having an "emerging stock market" as defined by the International Finance Corporation; or (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the World Bank); or (iii) where, in the opinion of the sub-adviser, the markets may not fully reflect the potential of the developing economy. The countries which the sub-adviser believes do not constitute emerging markets are the United States, the United Kingdom, Ireland, France, Germany, Italy, Japan, Canada, Belgium, Switzerland, Luxembourg, Denmark, The Netherlands and Australia. The sub-adviser determines whether a particular issuer's principal activities are located in emerging markets by looking at factors such as the location of its assets, personnel, sales and earnings. The Fund may also invest up to 35% of its assets in issuers traded on more established markets not considered as emerging markets as described above. These issuers may include companies listed on major markets outside of the emerging markets that, based on information obtained by the sub-adviser, derive a significant portion of their revenues from trade with or production in developing countries. Investments in emerging markets may present greater risks of the types present for foreign investments generally and may also present special risks. See "Description and Risks of Fund Investments -- Risks of Foreign Investments."

The Fund invests predominantly in individual equity securities listed on emerging stock exchanges and/or in International and/or American Depositary Receipts of such stocks listed on markets in industrialized countries or traded in the international equity market. The Fund may invest voting and non-voting shares, preferred shares, and bonds, warrants or rights convertible into equity securities.

The Fund may invest up to 25% of its total assets in equity securities of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

Subject to obtaining any necessary local regulatory approvals, the Fund may invest up to 10% of its total assets through other investment companies, pooled accounts or other investment vehicles designed to permit investments in a portfolio of securities listed in a particular developing country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or easiest form of foreign portfolio investment. See "Description and Risks of Fund Investments -- Investment in Investment Companies."

When the sub-adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in debt and equity securities principally traded in the United States, and in foreign debt securities principally traded outside of the United States, including the money market instruments described under "Description and Risks of Fund Investments -- Money Markets Instruments," obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities and corporate bonds.

PIMCO Advisors Funds                                                       25
--------------------------------------------------------------------------------
See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.

PRECIOUS METALS FUND seeks capital appreciation. No consideration is given to income. The Precious Metals Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metal-related activities which include companies principally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Fund's sub-adviser considers that at least 50% of the company's assets, revenues or profits are derived from the precious metals industry. Normally at least 65% of the assets of the Precious Metals Fund will be invested in the precious metals industry plus securities the value of which is linked to the price of a precious metal. See "Precious Metals" under "Description and Risks of Fund Investments" below. The Fund invests in companies with small, medium and large equity capitalizations.


The Precious Metals Fund will seek to identify securities of companies which, based upon the sub-adviser's evaluation of their fundamental investment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and platinum. To the extent permitted by state securities laws and federal tax law, the Precious Metals Fund may invest directly in gold bullion and other precious metals. The Precious Metals Fund has no present intention of investing directly in precious metals other than gold.

The Precious Metals Fund does not presently intend to invest more than 10% of its assets in either precious metals such as gold bullion or in futures on precious metals, such as gold futures, and options thereon. The Precious Metals Fund may invest up to 100% of its assets in securities principally traded on foreign securities markets and in securities of foreign issuers that are traded on U.S. securities markets, including American Depository Receipts, and may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal. At the present time, the Precious Metals Fund has no intention of investing more than 5% of its assets in securities the value of which is linked to the price of a single precious metal.

For temporary defensive purposes, the Precious Metals Fund may invest up to 100% of its net assets in any combination of high-quality, short- or long-term debt instruments or in common, preferred or convertible securities.

The Precious Metals Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. See "Additional Investment Techniques Used By The Equity Funds" below for a list of additional investments that the Fund may make.


ADDITIONAL INVESTMENT TECHNIQUES USED BY THE EQUITY FUNDS

All of the Equity Funds may invest in convertible securities (including convertible debt securities) which generally convert into common stock at either a stated price or stated rate. The International and Emerging Markets Funds may invest in securities convertible only by certain classes of investors (which may not include the Fund). The Equity Income Fund may also invest in so-called "synthetic" convertible securities, which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example the Equity Income Fund may purchase a non-convertible debt security and a warrant or option.

The Equity Income, Value, Growth, Target, Discovery, Opportunity, and Innovation Funds each may invest up to 15% of their assets in securities which are traded principally in securities markets outside of the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may also invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The International, Emerging Markets and Precious Metals Funds may invest primarily in such securities.

Each of the Equity Funds may engage in transactions in options and futures contracts either to adjust the risk/ return characteristics of the Funds' portfolios and/or, in the case of written options, to increase current income. Each of the Equity Funds may write covered call and covered put options on any security that it is eligible to purchase. Each Equity Fund may also purchase put and call options on securities it is eligible to purchase. The Equity Funds may each buy and sell (write) stock index options. In the case of written call options on stock indices the Fund(s) will own corresponding securities whose historic volatility correlates with that of the index. The International, Emerging Markets and Precious Metals Funds may buy and sell stock index futures contracts and options on stock index futures contracts. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on commodity indices and on precious metals futures contracts. Some of the derivative instruments and transactions used by the Equity Funds described above have speculative and/or leveraging characteristics. Certain limitations on such transac-

26       PIMCO Advisors Funds
--------------------------------------------------------------------------------

tions are imposed by the Investment Company Act and the Commodity Exchange Act. See "Derivatives" and "Investment Restrictions" in the Statement of Additional Information.


Each of the Equity Funds may buy or sell foreign currencies or may deal in forward foreign currency contracts. The International, Emerging Markets and Precious Metals Funds may also invest in currency futures contracts and related options. The Equity Funds will utilize such transactions in foreign currencies for the purpose of hedging against foreign currency exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies, and, in the case of the International and Emerging Markets Funds, for the purpose of shifting exposure to foreign currency fluctuations from one currency to another. See "Other Foreign Currency Transactions" under "Description and Risks of Fund Investments" below.


Each of the Equity Funds may lend its portfolio securities to brokers, dealers and other financial institutions to earn income; purchase warrants on securities that it is eligible to purchase; enter into repurchase agreements with banks and broker-dealers; make short sales of securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration; and purchase and sell securities on a when-issued or delayed delivery basis and enter into forward commitments to purchase securities. Each of the Equity Funds may also purchase "illiquid securities" so long as no more than 15% of that Fund's net assets would be invested in illiquid securities after giving effect to the purchase. Each of the Equity Funds may also invest a portion and, for temporary defensive purposes, up to 100% of its assets in the money market instruments described in "Money Market Instruments" under "Description and Risks of Fund Investments" below.

For a description of the securities and investment techniques listed above and the risks associated with them, see "Description and Risks of Fund Investments" below.


                          PIMCO ADVISORS INCOME FUNDS

The PIMCO Advisors Income Funds consist of six diversified Funds and one non-diversified Fund (the Global Income Fund) with the objectives and policies set forth below. Each of the Income Funds (other than the Tax Exempt and Money Market Funds) will invest at least 65% of its assets in the following types of securities which, except as specifically provided otherwise in the description of the Funds that follow, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities; variable and floating rate debt securities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies or supranational entities; and foreign currency exchange-related securities, including foreign currency warrants. Each of these Income Funds may hold different percentages of its assets in these various types of securities.

GLOBAL INCOME FUND is a non-diversified portfolio which seeks maximum total return, consistent with the preservation of capital. The Fund invests primarily in investment grade U.S. and foreign fixed-income securities and seeks an intermediate portfolio duration of three to six years. See "Duration" below. "Investment grade" fixed-income securities are securities rated in one of the four highest ratings categories by the NRSROs (e.g., Baa or higher for Moody's and BBB or higher for S&P), or determined to be of comparable quality by the Fund's sub-adviser. See "Description and Risks of Fund Investments -- Credit Ratings and NRSROs" below. As a non-diversified portfolio, the Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers which the Fund's sub-adviser deems to be attractive investments. Such concentration may increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. See "Description and Risks of Fund Investments -- Diversified and Non-Diversified Portfolios" below.

The Fund invests in a non-diversified portfolio of fixed-income securities denominated in major currencies, baskets of foreign currencies (such as the European Currency Unit, or "ECU"), and the U.S. dollar. Under normal circumstances, at least 65% of the Fund's assets will be invested in fixed-income securities of issuers located in at least three countries (one of which may be the United States). The Fund may purchase put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management purposes. The Fund may also write options in connection with buy-and-write transactions, and use index futures or foreign indices for investment, anticipatory hedging and risk management. See "Options on Securities, Securities Indices, and Currencies" and "Futures Contracts and

PIMCO Advisors Funds                                                         27
--------------------------------------------------------------------------------


Options on Futures Contracts" under "Description and Risks of Fund Investments" below. The Fund may also hold foreign currencies in demand deposits in order to facilitate trading in non-U.S. dollar-denominated securities, and may buy and sell currencies and use forward foreign currency exchange contracts, currency futures contracts and related options, currency swap contracts and options on currencies for hedging and for currency risk management. See "Description and Risks of Fund Investments -- Other Foreign Currency Transactions" below. In addition, the Fund may use "synthetic bonds" and "synthetic foreign currency denominated securities" to approximate desired risk/return profiles where the non-synthetic securities are either unavailable or possess undesirable characteristics. See the description of "synthetic bonds" and "synthetic foreign currency denominated securities" in "Additional Investment Techniques Used By The Income Funds" below.


Depending on the sub-adviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the Fund's assets. The Fund expects to hedge its foreign currency exposure so that generally no more than 25% of the Fund's total net assets will be invested in unhedged foreign currency denominated securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade but rated at least B by Moody's or S&P (or similarly rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality). See "Description and Risks of Fund Investments -- Credit Ratings and NRSROs" below.


For an explanation of other investments the Fund may make, see "Additional Investment Techniques Used by The Income Funds" below.

HIGH INCOME FUND seeks maximum total return, consistent with preservation of capital. The Fund seeks a portfolio duration of two to six years. See "Duration" below. The Fund seeks to achieve its objective by investing primarily in higher yielding lower-rated fixedincome securities and invests under normal circumstances at least 65% of its assets in a diversified portfolio of U.S. dollar-denominated debt or fixed-income securities of domestic and foreign issuers rated below investment grade but rated at least B by Moody's or S&P (or similarly rated by another NRSRO or, if unrated, determined by the Fund's sub-adviser to be of comparable quality). Such securities are colloquially referred to as "junk bonds." The Fund also may invest in loan participations and engage in hedging strategies involving equity options (e.g., the Fund may write call options as a partial hedge -- to the extent of the premium received -- or purchase put options on the stock of companies whose high yield debt instruments are owned by the Fund). Loan participations may be treated as illiquid securities. The remainder of the Fund's assets will be invested in U.S. dollar-or foreign currency-denominated investment grade fixed-income securities.
See "Credit Ratings and NRSROs" under "Description and Risks of Fund Investments" below. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies.


Investments in high yield securities, while generally providing greater potential opportunity for capital appreciation and higher yields than investments in higher rated securities, also entail greater risk, including the risk of default or bankruptcy of the issuer of such securities. For a further discussion of the special risks of investment in lower rated securities, see "Risks of High Yield Bonds" under "Description and Risks of Fund Investments" below.

For an explanation of other investments which the Fund may make, see "Additional Investment Techniques Used By The Income Funds" below.


TOTAL RETURN INCOME FUND seeks maximum total return, consistent with preservation of capital. The Fund invests primarily in investment grade fixed-income securities and seeks a portfolio duration of three to six years. See "Duration" below. The Fund may invest up to 10% of its assets in debt or fixed-income securities that are rated below investment grade but rated at least B by Moody's or S&P (or similarly rated by another NRSRO or, if unrated, determined by the Fund's sub-adviser to be of comparable quality). The Fund will maintain an overall dollar-weighted average quality of at least A (as rated by Moody's or S&P or of comparable quality). See "Credit Ratings and NRSROs" under "Description and Risks of Fund Investments" below. The Fund may also invest up to 20% of its assets in securities denominated in foreign currencies.


For an explanation of other investments which the Fund may make, see "Additional Investment Techniques Used By The Income Funds" below.

TAX EXEMPT FUND seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax ("Tax Exempt Bonds"). Tax Exempt Bonds generally are

28       PIMCO Advisors Funds
--------------------------------------------------------------------------------

issued by states and local governments and their agencies, authorities and other instrumentalities. It is a policy of the Fund that, under normal market conditions, at least 80% of its net assets will be invested in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by S&P, or which are similarly rated by another NRSRO or unrated and determined by the Fund's sub-adviser to be of quality comparable to obligations so rated. Tax Exempt Bonds rated in the fourth highest rating category (e.g. Baa by Moody's) may be considered to possess some speculative characteristics by certain NRSROs. The Fund seeks a portfolio duration of 3 to 10 years. See "Duration" below.

The Fund may invest up to 20% of its net assets, under normal market conditions, in any combination of (1) Tax Exempt Bonds which are rated at least Ba by Moody's or BB by S&P (or similarly rated by another NRSRO or, if unrated, determined by the sub-adviser to be of comparable quality) and (2) U.S. Government securities, money market instruments or "private activity" bonds (see "Taxes"). Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality bonds. See "Risks of High Yield Bonds" under "Description and Risks of Fund Investments" below. For temporary defensive purposes the Fund may invest all or a portion of its assets in U.S. Government securities and money market instruments. Dividends to Fund shareholders derived from money market instruments and U.S. Government securities are taxable as ordinary income. The Fund may seek to reduce fluctuations in its net asset value by engaging in portfolio strategies involving options on securities, futures contracts, and options on futures contracts as described below under "Derivatives" under "Description and Risks of Fund Investments " below. Any gain derived by the Fund from the use of such instruments will be treated as a combination of shortterm and long-term capital gain and, if not offset by realized capital losses incurred by the Fund, will be distributed to shareholders and will be taxable to shareholders as a combination of ordinary income and long-term capital gain.

For an explanation of other investments which the Fund may make, see "Additional Investment Techniques Used By The Income Funds" below.

U.S. GOVERNMENT FUND seeks maximum total return, consistent with preservation of capital. It is a policy of the U.S. Government Fund to invest 100% of its assets in U.S. Government securities, related repurchase agreements, put and call options on U.S. Government securities and futures contracts with respect to U.S. Government securities and options thereon. The Fund intends to maintain a portfolio duration of 3-6 years. See "Duration" below. The Fund may purchase collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality, invest in "zero coupon" U.S. Government securities or in certificates representing rights to receive payments of the interest only or principal only of U.S. Government securities ("IO/PO Strips"). The Fund may seek to increase its current income and to reduce fluctuation in its net asset value by engaging in portfolio strategies involving options on U.S. government securities, futures contracts on U.S. Government securities and options thereon and in repurchase agreements related to U.S. Government securities.

Investments in the U.S. Government Fund are neither insured nor guaranteed by the U.S. Government, and are subject to interest rate risk.

For an explanation of other investments which the Fund may make, see "Additional Investment Techniques Used By The Income Funds" below.


SHORT-INTERMEDIATE FUND seeks current income, consistent with relatively low volatility of principal. The Fund invests in a diversified portfolio of investment grade fixed-income securities of varying maturities and seeks a portfolio duration of one to three years. See "Duration" below. The Fund may invest up to 10% of its assets in debt or fixed-income securities rated below investment grade but rated B or higher by Moody's or S&P (or similarly rated by another NRSRO or, if unrated, determined by the Fund's sub-adviser to be of comparable quality), and may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will maintain an overall dollar weighted average quality of at least A (as rated by Moody's or S&P). See "Credit Ratings and NRSROs" under "Description and Risks of Fund Investments" below.


For an explanation of other investments which the Fund may make, see "Additional Investment Techniques Used By the Income Funds" below.

MONEY MARKET FUND seeks the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. dollar-denominated short-term, fixed-income instruments which include:

(bullet) short-term U.S. Government securities;
(bullet) certificates of deposit and bankers' acceptances;
(bullet) prime commercial paper;
(bullet) high-quality, short-term corporate obligations; and

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(bullet) repurchase agreements with respect to U.S. Government securities.

Although the Fund is of the type commonly known as a "money market fund," Class B and Class C shares of the Fund are intended only as a temporary investment for investors who are considering in which of the other Funds to invest or whose investment objectives have changed so that investment in a portfolio such as that of the Money Market Fund is suitable. Unlike most money market funds, the Fund imposes a contingent deferred sales charge on certain redemptions of Class B and Class C shares and does not offer redemption by check or other services frequently offered by money market funds.

All of the Fund's investments will, at the time of investment, have remaining maturities of 397 days or less. The dollar-weighted average maturity of the Fund's portfolio will be 90 days or less. The Fund's investments are limited to those which, in accordance with standards established by the Trust's Trustees, are believed to present minimal credit risk. The Money Market Fund may invest up to 100% of its assets in bank obligations. Because of the high quality and short maturity of the Fund's investments, the Fund's yield may be lower than that of funds that invest in lower-rated securities and securities of longer maturities. Unlike investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate.


ADDITIONAL INVESTMENT TECHNIQUES USED BY THE INCOME FUNDS

Each of the Income Funds (other than the Tax Exempt and Money Market Funds) may buy and sell interest rate futures contracts, futures contracts on securities and fixed- income securities indices (U.S. Government securities only in the case of the U.S. Government Fund) and options on such contracts for the purpose of hedging against changes in the value of securities which a Fund owns or anticipates purchasing due to anticipated changes in interest rates. Each of these Funds may also purchase put and call options and may write covered call and covered put options on any security that it is eligible to purchase. The Tax Exempt Fund may purchase put or call options on U.S. Government Securities, Tax Exempt Bonds and Tax Exempt Bond indices, purchase and sell futures contracts on U.S. Government Securities, Tax Exempt Bonds and Tax Exempt Bond indices, and purchase put and call options on such futures contracts. Each of the Income Funds that may invest in securities denominated in foreign currencies also may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from a Fund's investment or anticipated investment in securities denominated in foreign currencies. The Global Income, High Income, Total Return Income, and Short-Intermediate Funds also may enter into foreign currency forward contracts and buy or sell foreign currency options for risk management purposes. Each of the Income Funds (other than the Tax Exempt and Money Market Funds) may enter into swap agreements for purposes of attempting to obtain a particular investment return at a lower cost to the Fund than if the Fund had invested directly in an instrument that provided the desired return.

The Global Income Fund may combine futures contracts or options on fixed-income securities with cash, cash equivalent investments or other fixed-income securities in order to create "synthetic bonds" which approximate desired risk and return profiles. This may be accomplished where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). The Global Income Fund may also purchase foreign exchange forward contracts in conjunction with U.S. dollar-denominated securities in order to create a "synthetic foreign currency denominated security" which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. When a Fund creates a "synthetic bond" with a futures contract, it will maintain in a segregated account with its custodian liquid high-quality fixed-income securities with a value at least equal to the notional value of the futures contract (less the amount of any initial or variation margin on deposit).


The Global Income Fund may invest without limit in securities denominated in foreign currencies and the remaining Income Funds (other than the Tax Exempt, U.S. Government and Money Market Funds) may invest up to 20% of their assets in such securities.


Each of the Income Funds may lend its portfolio securities to brokers, dealers and other financial institutions to earn income; enter into repurchase agreements with banks and broker-dealers; make short sales of securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consid-

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30       PIMCO Advisors Funds
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eration; and purchase and sell securities on a when-issued or delayed delivery basis and enter into forward commitments to purchase securities. Each of the Income Funds may also purchase "illiquid securities" so long as no more than 15% of that Fund's net assets would be invested in illiquid securities immediately after giving effect to the purchase. Each of the Income Funds may also invest a portion or, for temporary defensive purposes, up to 100% of its assets in the money market instruments described in "Money Market Instruments" under "Description and Risks of Fund Investments" below.


See "Description and Risks of Fund Investments" for a more complete description of the securities and investment techniques listed above and the risks attendant with such securities and techniques.


Total Return

The "total return" sought by the Income Funds specified above will consist of interest and dividends from underlying securities, capital appreciation reflected in realized or unrealized increases in the value of portfolio securities, and use of futures and options, or gains from favorable changes in foreign currency exchange rates. Generally, over the long term, the total return obtained by a portfolio investing primarily in fixed-income securities is not expected to be as great as that obtained by a portfolio that invests primarily in equity securities. At the same time, the market risk and price volatility of a fixed-income portfolio is expected to be less than that of an equity portfolio, so that a fixed-income portfolio is generally considered to be a more conservative investment. The change in a market value of fixed income securities (and therefore their capital appreciation or depreciation) is largely a function of changes in the current level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). With respect to the composition of any fixed income portfolio, the longer the duration of the portfolio, the greater the anticipated potential for total return, with, however, greater attendant market risk and price volatility than for a portfolio with a shorter duration. The market value of securities denominated in currencies other than the U.S. dollar also may be affected by movements in foreign currency exchange rates.

Duration

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the sub-advisers in portfolio selection for the Income Funds.


Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments, the market values of debt obligations may respond differently to changes in the level and structure of interest rates.


Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the expected life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.


Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of

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reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage passthrough securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the sub-adviser will use more sophisticated analytical techniques that incorporate the anticipated economic life of a security into the determination of its interest rate exposure.

DESCRIPTION AND RISKS OF FUND INVESTMENTS

The following describes in greater detail the securities and investment techniques used by the various PIMCO Advisors Funds, describes the risks associated with them and sets forth certain other information about the Funds. Additional information about the Funds' investment practices can be found in the Statement of Additional Information.

Risks of Investment in Companies with Small and Medium Equity Capitalizations

Many of the Equity Funds may invest in companies with small equity capitalizations. The Opportunity Fund may invest primarily in such companies. The Discovery Fund invests primarily in small companies with equity capitalizations of $500 million to $1 billion which present risks similar to those of investments in companies with small equity capitalizations. These investments may include securities traded over-the-counter and securities of companies with limited operating histories.


Such companies may have more restricted product lines or more limited financial resources than larger, more established companies. For these and other reasons, they may be more severely affected by economic downturns or other adverse developments than are larger, more established companies. Trading volume of these companies' securities may also be low and their market values volatile. Many of the Equity Funds may also invest in companies with medium equity capitalizations. The Target Fund may invest primarily in such companies. Securities issued by such issuers share some of the risk characteristics of small equity capitalization securities described above, although medium equity capitalization issuers tend to have longer operating histories, broader product lines, and greater financial resources and their securities tend to be more liquid and less volatile than those of small equity capitalization issuers.


Risks of Foreign Investments

Many of the Funds may invest a portion of their assets in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies. The International and Precious Metals Funds may invest primarily in such securities and the Emerging Markets and Global Income Funds may invest in such securities without limit. Such investments may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, foreign issuers are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas.


The risks of investing in foreign securities may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries or dependent on revenues from particu-



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32       PIMCO Advisors Funds
--------------------------------------------------------------------------------

lar commodities or on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Also, such local markets typically offer less regulatory protections for investors.

A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Money Market Instruments

The money market instruments in which the Money Market Fund invests include:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), or, if rated by only one NRSRO, in such agency's two highest grades, or unrated but determined to be of comparable quality by the sub-adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. The Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or if not rated, of comparable quality as determined by the sub-adviser;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or if not rated, of comparable quality as determined by the sub-adviser; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers. See "Repurchase Agreements" below.

Federal law limits the percentage of the Money Market Fund's assets that may be invested in instruments that are not rated in the highest rating category (or that are unrated but determined to be of comparable quality by the sub-adviser).

Each of the other Funds may also invest a portion or, for temporary defensive purposes, up to 100% of its assets in the foregoing kinds of money market instruments.

In addition, the International Fund may invest in bankers' acceptances or negotiable bank certificates of deposit issued by United States or foreign banks having outstanding debt rated in the three highest rating categories by any NRSRO or, if not so rated, of equivalent investment quality as determined by the sub-adviser of those Funds; prime commercial paper issued by companies having an outstanding debt issue rated in the three highest rating categories by any NRSRO or, if not rated, of comparable quality as determined by the subadviser; and short-term corporate obligations rated in the three highest rating categories by any NRSRO or, if not rated, of comparable quality as determined by the sub-adviser.

U.S. Government Securities

"U.S. Government securities" are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities (e.g., U.S. Treasury bills, notes and bonds, mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") and Federal Housing Administration debentures) are supported by the full faith and credit of the United States. Other U.S. Government securities are not backed by the full faith and credit of the U.S. Government, but instead are backed only by the credit of an agency or instrumentality, or by the discretionary authority of the U.S. Government to purchase the issuing entity's obligations. Agencies or instrumentalities whose obligations are not backed by the full faith and credit of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation, Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae"), the Tennessee Valley Authority and the Bank for Cooperatives.

U.S. Government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result,

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the yields available from U.S. Government securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in a Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions a Fund may invest in short-term investments yielding lower current income rather than investing in higher-yielding long-term securities.

   U.S. Government securities include mortgage-backed securities that are guaranteed by a federal agency or collateralized mortgage obligations ("CMOs") issued by a U.S. Government instrumentality. See "Mortgage-Related and Other Asset-Backed Securities" below.

Some U.S. Government securities are "zero coupon" securities (see "Zero Coupon and Pay-in-Kind Securities" below) or are certificates representing rights to receive payments of the interest only or the principal only of U.S. Government securities ("IO/PO Strips"). IO/PO Strips tend to be more volatile than other types of U.S. Government securities. Mortgage-backed I0 Strips involve the additional risk of loss of the entire value of the investment if the underlying mortgages are prepaid.


Diversified and Non-Diversified Portfolios

As diversified companies under the Investment Company Act of 1940 (the "1940 Act"), each Fund (other than the Global Income Fund) may (i) invest no more than 5% of its assets in the securities of any one issuer, although up to 25% of each Fund's assets may be invested without regard to this restriction and
(ii) may not own more than 10% of the outstanding voting securities of any single issuer.


In contrast, the Global Income Fund is a "non-diversified company" under the 1940 Act and is therefore not subject to the diversification requirements stated above. As a non-diversified company, the Global Income Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers which the Fund's sub-adviser deems to be attractive investments. Such concentration may, however, increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Accordingly, investment in the Global Income Fund may entail greater risks in this regard than investments in the diversified Funds.


Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies, to the price of certain commodities or to a security or an index of securities.

Investments in corporate debt securities that are below investment grade (e.g., rated below Baa by Moody's or BBB by S&P) are described as "speculative" both by Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk of loss of income or principal, including a greater possibility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Moody's also describes securities rated Baa as having speculative characteristics. The Manager and the sub-advisers seek to minimize the risks associated with lower rated securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions. See "Risks of High Yield Bonds" below.

Mortgage-Related and Other Asset Backed Securities

Mortgage backed securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage backed security generally

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34       PIMCO Advisors Funds
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will decline; however, when interest rates are declining, the value of mortgage backed securities with prepayment features may not increase as much as other fixed-income securities.


Payment of principal and interest on some mortgage backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage backed securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.


Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage backed securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.


Commercial mortgage-related securities are generally structured like pass-through securities or CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they may have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated.


Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information. The duration of CMOs and other mortgage-related securities is often difficult to determine because the underlying mortgages may be subject to early repayment. Thus, the determination of duration will be dependent on the sub-adviser's assumptions regarding the likelihood and incidence of prepayment and, to the extent that such assumptions prove to be incorrect, the duration of a Fund's portfolio, and thus its relative exposure to fluctuation of interest rates, may be significantly different than intended and may increase the overall risk of the Fund's portfolio.


Tax Exempt Securities

Tax Exempt Bonds generally are issued by states and local governments and their agencies, authorities and other instrumentalities. Tax Exempt Bonds are subject to credit and market risk. Credit risk relates to the ability of the issuer to make payments of principal and interest. The issuer of a Tax Exempt Bond may make such payments from money raised through a variety of sources, including (1) the issuer's general taxing power, (2) a specific type of tax, or (3) a particular facility or project. The ability of an issuer to make such payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Market risk relates to changes in a security's value as a result of changes in interest rates. Lower rated Tax Exempt Bonds generally provide higher yields but are subject to greater credit and market risk than higher quality Tax Exempt Bonds.

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Convertible Securities

Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed-income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.


A Fund's sub-adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.


The International, Emerging Markets and Global Income Funds may invest in securities that are convertible only by certain classes of investors (which may not include the Fund). The Equity Income Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Equity Income Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Risks of High Yield Bonds

Certain of the Funds may invest in high-yield/high-risk fixed-income securities rated below "investment grade," meaning securities that are not rated in one of the four highest rating categories by an NRSRO (i.e., securities rated Ba or below by Moody's or BB or below by S&P) or, if unrated, determined by the Manager or relevant sub-adviser to be of comparable quality. Non-investment grade securities are commonly referred to as "junk bonds," and are referred to herein as "High Yield Securities." See "Credit Ratings and NRSROs" below. Also, see Appendix A to this Prospectus for a description of the rating categories of some NRSROs.

High Yield Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. See "Credit and Market Risk of Fixed-Income Securities" below. High Yield Securities rated B or lower by Moody's or S&P or of comparable quality are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal.


High Yield Securities are generally subject to greater credit risk than higher-rated securities because the issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of High Yield Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of High Yield Securities may be diminished by adverse publicity and investor perceptions. Also, legislative proposals limiting the tax benefits to the issuers or holders of taxable High Yield Securities or requiring federally-insured savings and loan institutions to reduce their holdings of taxable High Yield Securities have had and may continue to have an adverse effect on the market value of these securities.


Because High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell High Yield Securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited. In such an event, such securities could be regarded as illiquid for the purposes of the limitation on the purchase of illiquid securities described below. See "Illiquid Securities" below. Thinly-traded High Yield Securities may be more difficult to value accurately for the purpose of determining a Fund's net asset value. Also, because the market for certain High Yield Securities is relatively new, that market may be particularly sensitive to an economic downturn or a general increase in interest rates. Recent regulatory developments and declines in the value of certain High Yield Securities have limited (and may continue to limit) the ability of important participants in the High Yield Securities market to maintain orderly markets in certain High Yield Securities.

36       PIMCO Advisors Funds
--------------------------------------------------------------------------------

Particular types of High Yield Securities may present special concerns.
Some High Yield Securities are zero coupon or pay-in-kind securities. See "Zero Coupon and Pay-in-Kind Securities" below. Some High Yield Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.


The Manager and the sub-advisers have responded to these concerns by attempting to identify High Yield Securities with relatively favorable investment characteristics. The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of High Yield Securities. In certain circumstances, the ratings may not reflect in timely fashion adverse developments affecting an issuer. See "Credit Ratings and NRSROs" below. For these reasons, the Manager and the sub-advisers conduct their own independent credit analysis of High Yield Securities. In addition, under ordinary circumstances, the Manager and the relevant sub-adviser will not purchase a High Yield Security if that purchase will cause a Fund's holdings of all securities of the issuer of such security to exceed 5% of the Fund's net assets.

Investment grade debt and convertible securities rated Baa by Moody's or BBB by S&P (or similarly rated by another NRSRO or judged by the Manager or relevant sub-adviser to be of comparable quality) may share some of the characteristics of High Yield Securities described above. Certain convertible securities rated in the fifth or sixth highest rating category or lower by a NRSRO or judged by the Manager or the relevant sub-adviser to be of comparable quality may possess some or all of the characteristics of nonconvertible High Yield Securities. However, in the view of the Manager and the subadvisers, most convertible securities are likely to exhibit equity characteristics as well, due to their conversion feature.


The following chart provides information on the weighted average percentage of rated and unrated debt or fixed-income securities in the portfolios of those Funds that held any High Yield Securities during the fiscal year ended September 30, 1995. The numerical rating designations correspond to the associated rating categories. The designation "1st" corresponds to the top rating category (i.e., Aaa by Moody's and/or AAA by S&P), "2nd" corresponds to the second highest rating category (i.e., Aa by Moody's and/or AA by S&P), etc. For further description of these rating categories, see Appendix A. The columns related to unrated securities present the percentage of a Fund's total net assets invested during such fiscal year (1) in unrated High Yield Securities believed by the Manager or the relevant sub-advisers to be equivalent in quality to fixed-income securities of the indicated rating and (2) in all unrated fixed-income securities.

                                                         Rated
                    -------------------------------------------------------------------------------
                    1st     2nd     3rd     4th     5th     6th     7th     8th     9th      10th
Equity Income
High Income                                  TO BE PROVIDED



                                               Unrated but Considered Equivalent to
                    -------------------------------------------------------------------------------------------
                                                                                                       Total
                    1st     2nd     3rd     4th     5th     6th     7th     8th     9th     10th      Unrated
Equity Income
High Income                                 TO BE PROVIDED

Zero Coupon and Pay-in-Kind Securities

Certain of the Funds may invest in zero coupon securities and/or
"pay-in-kind" securities. Zero coupon securities are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer rather than in cash.

The prices of pay-in-kind or zero coupon securities may react more strongly to changes in interest rates than the prices of many other securities. The Funds are required to accrue and distribute income from pay-in-kind and zero coupon securities on a current basis, even though the Funds may not receive the income currently in cash. Thus, a Fund may have to sell other investments to obtain cash needed to make distributions of such imputed income.


Derivatives
To the extent permitted by the investment objectives and policies of the Funds described earlier and in the Statement of Additional Information, the Funds may purchase and write call and put options on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. Some Funds also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The International, Emerging Markets, Global Income, High Income, Total Return Income and Short-Intermediate Funds may also purchase and sell options relating to foreign currencies for purposes of shifting exposure to foreign currency fluctuations from one country to another. See "Other Foreign

PIMCO Advisors Funds                                                     37
--------------------------------------------------------------------------------


Currency Transactions" below. Each Fund will maintain segregated accounts consisting of cash, U.S. Government securities, or other liquid high grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts and swaps contracts to avoid leveraging of the Fund. Some of the derivative instruments and transactions described above, in particular transactions in which the Fund(s) segregate high grade debt obligations with longer maturities, have speculative and/or leveraging characteristics which will expose the Fund(s) to greater credit and market risk and volatility. Certain limitations on such transactions are imposed by the Investment Company Act and the Commodity Exchange Act. See "Derivatives" and "Investment Restrictions" in the Statement of Additional Information.


See "Investment Objectives and Policies" to determine which of the Funds may employ particular derivative instruments. For those Funds that may invest in one or more derivative instruments, the risks attendant with such instruments are described below and further in the Statement of Additional Information.

Options on Securities, Securities Indices, and Currencies

A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series.


The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.


Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options.

Futures Contracts and Options on Futures Contracts

Some Funds may invest in interest rate futures contracts, securities index futures contracts and foreign currency futures contracts and options thereon ("futures options") that are traded on a United States or foreign exchange or board of trade.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a

38       PIMCO Advisors Funds
--------------------------------------------------------------------------------

price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed.


The Funds will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.


Swap Agreements

The Income Funds (other than the Tax Exempt and Money Market Funds) may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are twoparty contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party simultaneously sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictional basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions described in the swap contract (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party (together with all other securities of that issuer) would exceed 5% of the Fund's assets.


Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts, they may only be closed out with the swap counterparty. Because swap contracts may have terms of greater than seven days, swap agreements are generally considered by the SEC to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A sub-adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Other Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the

PIMCO Advisors Funds                                                      39
--------------------------------------------------------------------------------


foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.


All Funds that may invest in securities denominated in foreign currencies may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. The Funds may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The International, Emerging Markets, Global Income, High Income, Total Return Income and Short-Intermediate Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, Emerging Markets, Global Income, High Income, Total Return Income and Short-Intermediate Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's sub-adviser. The Funds may also use foreign currency futures contracts and related options on foreign currencies for the same reasons for which forward foreign currency contracts are used.


The Funds also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates. For a description of these instruments and their associated risks, see the Statement of Additional Information.


Credit Ratings and NRSROs

Credit ratings are assigned to many issues of fixed-income, convertible and preferred equity securities by rating agencies referred to in this Prospectus as NRSROs. Although ratings assigned by NRSROs are relative and subjective, such ratings reflect the assessment of the NRSRO at the time of issuance of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation.

The use of credit ratings as the sole method of evaluating securities can involve certain risks. For example, while credit ratings evaluate the safety of principal and interest payments, they do not address the market risk of securities. Also, the NRSROs undertake no obligation to update their ratings of securities to reflect events that may occur after a security has obtained a rating. The Manager and the sub-advisers do not rely solely on credit ratings when selecting securities for the Funds and conduct their own analysis of issuer credit quality. If an NRSRO changes the rating of a security already contained in a Fund's portfolio, that Fund may retain the security if the Manager or the relevant sub-adviser deems it is in the best interest of the Fund.


As used in this Prospectus, securities rated below "investment grade" are securities that are not rated in one of the four highest rating categories by an NRSRO (i.e., securities rated Ba or below by Moody's or BB or below by S&P) or, if unrated, determined to be of comparable quality by the Manager or the relevant sub-adviser. Debt or fixed-income securities rated below investment grade are generally speculative with respect to the issuer's ability to make interest and principal payments when due. Securities rated in the lowest investment grade category (i.e., the fourth highest category) are also considered by some NRSROs to have speculative characteristics.


See Appendix A to this Prospectus for a description of the rating categories used by some NRSROs.


Investment in Investment Companies

The International and Emerging Markets Funds may invest in securities of other investment companies, such as closed-end investment management companies or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, these Funds may indirectly bear service

40       PIMCO Advisors Funds
--------------------------------------------------------------------------------


and other fees which are in addition to the fees the Funds pay their service providers.


Precious Metals

The Precious Metals Fund will concentrate its investments in the precious metals industry. Prices of precious metals can be expected to respond to changes in rates of inflation and to perceptions of economic and political instability. The values of companies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant foreign currency and the dollar. Based on historical experience, the prices of precious metals and of securities of companies engaged in precious metal-related activities may be subject to extreme fluctuations, reflecting wider economic or political instability or for other reasons.


Loans of Portfolio Securities

Each Fund (except the Money Market and Tax Exempt Funds) may lend its portfolio securities to broker-dealers under contracts calling for collateral in cash, U.S. Government securities or other high quality debt securities equal to at least the market value of the securities loaned (except that the U.S. Government Fund will only accept cash and U.S. Government securities as collateral). Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also receive either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail financially. The Funds will normally pay lending fees to the broker-dealer arranging the loan.

Short Sales

Each Fund except the Money Market Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. The Short-Intermediate Fund may also make short sales of other securities, but in such case will maintain in a segregated account, monitored on a daily basis, cash or U.S. Government securities at such a level that (1) the segregated amount plus the amount of any collateral deposited with a broker in connection with the transaction at least equals the current market value of the securities sold short and (2) the segregated amount plus the amount deposited with the broker at least equals the value of the securities at the time they were sold short. Short sales expose the Fund to the risk that it will be required to purchase securities to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund.

Forward Commitments, When-issued and Delayed Delivery Transactions
Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with banks and broker-dealers, which are agreements by which a Fund acquires a security (usually an obligation of the U.S. Government) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Funds to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Funds to expenses, delays and risks of loss.

Reverse Repurchase Agreements and Other Borrowings

A reverse repurchase agreement is a form of leverage that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of cash, U.S. Government securities or other liquid high grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

PIMCO Advisors Funds                                                         41
--------------------------------------------------------------------------------

Illiquid Securities

Each Fund may purchase "illiquid securities," defined as securities which may not be disposed of in the ordinary course of business at approximately the value at which the Fund has valued such securities, and which includes certain securities whose disposition is restricted by the securities laws. Each Fund may purchase "illiquid securities" so long as no more than 15% of that Fund's net assets would be invested in illiquid securities after giving effect to the purchase. Illiquid securities at present are considered to include swap agreements, repurchase agreements maturing in more than seven days, certain IO/PO Strips and over-the-counter options to the extent described in the Statement of Additional Information. Transactions in illiquid securities may involve relatively higher transaction costs.


Portfolio Turnover

Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds. High portfolio turnover (e.g., over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Funds. Portfolio turnover rates for all of the Funds except for the Emerging Markets and Global Income Funds are set forth under "Financial Highlights." While it is impossible to predict with certainty, it is not expected that the annual portfolio turnover rate for the Emerging Markets or Global Income Funds will exceed 150%.


Credit and Market Risk of Fixed-Income Securities

All fixed-income securities are subject to market risk and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates. The value of a Fund's investments in fixed-income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed-income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed-income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.


"Fundamental" Policies

Except for any policy explicitly identified as "fundamental," the investment objective and policies of each Fund described in this Prospectus may be changed without shareholder approval. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.



                           PERFORMANCE INFORMATION

From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formulas described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alternatives and certain other expenses, it is expected that the level of performance of a Fund's Class B and Class C shares will be lower than that of the Fund's Class A shares.

All Funds other than the Money Market Fund may include the Total Return of each class of shares in advertisements or other written material. When a Fund advertises its Total Return with respect to its Class A, Class B and Class C shares, it will be calculated for the past year, the past five years, the past ten years or the period since the establishment of the Fund. Total Return is measured by comparing the value of an investment in the class at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the class at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of any contingent deferred sales charge which would be payable).


Each of the Short-Intermediate Fund, the High Income Fund, the Global Income Fund, the Total Return Income Fund, the U.S. Government Fund, the Tax Exempt Fund and the Equity Income Fund may advertise its Yield, accompanied by its Total Return, with respect to each class. The Yield of a Fund's Class A, Class B and Class C shares will be computed by dividing the net investment income per share of each class earned during a recent one-month period by the maximum offering price per share of each respective class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period.


The Tax Exempt Fund may also advertise the tax equivalent yield of its Class A, Class B and Class C shares, calculated like Yield as described above except that, for any given tax bracket, net investment income will be calculated as the sum of (i) any taxable income of the class plus (ii) the tax exempt income of the class divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket.



The Money Market Fund may advertise the Yield and the Effective Yield of its Class A, Class B and Class C shares. The Yield for each class of the Money Market Fund is based upon the income earned by each class of the Fund over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective Yield for each class is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested in each class of Fund shares and thus compounded over the course of a 52-week period.

42       PIMCO Advisors Funds
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                               HOW TO BUY SHARES

Shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Advisors Distribution Company (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). SHARES OF THE OPPORTUNITY FUND ARE CURRENTLY NOT OFFERED TO NEW SHAREHOLDERS. SEE "RESTRICTIONS ON SALES OF AND EXCHANGES FOR SHARES OF THE OPPORTUNITY FUND" below.

There are two ways to purchase shares: either 1) through your dealer or broker which has a dealer agreement or 2) directly by mailing an Account Application with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the application, the Distributor may act as dealer).


Each Fund (except the Opportunity Fund) currently offers and sells three classes of shares (Class A, Class B and Class C). The Opportunity Fund does not offer Class B shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either
(i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alternative") or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances Class A and Class C shares are also subject to a contingent deferred sales charge. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m. Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 10:00 a.m. Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the SEC when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by the SEC for the protection of investors.

Except for purchases through the PIMCO Advisors Auto Invest plan, the PIMCO Advisors Auto Exchange plan and tax-qualified programs referred to below, the minimum initial investment in the Trust is $1,000 and in any Fund is $250, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally Trust shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

Investors who wish to invest in the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the Account Application included with this Prospectus. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 800-426-0107 or by calling your broker.


Purchase by Mail

Investors who wish to invest directly may send a check payable to PIMCO Advisors Distribution Company, along with a completed application form to:

PIMCO Advisors Distribution Company
P.O. Box 5866
Denver, CO 80217-5866

PIMCO Advisors Funds                                                    43
--------------------------------------------------------------------------------

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

Subsequent Purchases of Shares

Subsequent purchases can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Advisors Auto Invest plan, the PIMCO Advisors Auto Exchange plan, tax-qualified programs and PIMCO Advisors Fund Link referred to below, and except during periods when an Automatic Withdrawal plan is in effect, the minimum subsequent purchase is $100 in any Fund. All payments should be made payable to PIMCO Advisors Distribution Company and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Purchase by Mail."

Tax-Qualified Retirement Plans

The Distributor makes available retirement plan services and documents for Individual Retirement Accounts (IRAs), for which First National Bank of Boston serves as trustee. These accounts include Simplified Employee Pension Plan (SEP) and Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) Custodial Accounts with First National Bank of Boston as custodian. This type of plan is available to employees of certain non-profit organizations.

The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k) Retirement Savings Plans.

Investors should call the Distributor at 800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should consult their broker about similar types of accounts that may be offered through the broker. The minimum initial and subsequent investment in any Fund for tax-qualified plans is $25.

PIMCO Advisors Auto Invest

The PIMCO Advisors Auto Invest plan provides for periodic investments into the shareholder's account with the Trust by means of automatic transfers of a designated amount from the shareholder's bank account. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Advisors Auto Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the PIMCO Advisors Funds Account Application, or you may obtain an Auto-Invest Application by calling the Distributor or your broker.

PIMCO Advisors Auto Exchange

PIMCO Advisors Auto Exchange plan establishes regular, periodic exchanges from one Fund to another. The plan provides for regular investments into a shareholder's account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration. Exchanges for shares of the Opportunity Fund are currently restricted. See "Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund" below.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 for each Fund whose shares are purchased through the plan. Further information regarding the PIMCO Advisors Auto Exchange plan is available from the Distributor at

44       PIMCO Advisors Funds
--------------------------------------------------------------------------------

800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 800-426-0107. For more information on exchanges, see "Exchange Privilege".


PIMCO Advisors Fund Link (Does not apply to shares held in broker "street name" accounts.)

PIMCO Advisors Fund Link ("Fund Link") connects your Fund account with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 800-852-8457. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of an Application by the Transfer Agent. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.


Fund Link privileges must be requested on the PIMCO Advisors Funds Account Application. To establish Fund Link on an existing account, complete a Fund Link Application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" under "General" below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record cancelling such privileges. Changes of bank account information must be made by completing a new Fund Link Application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice.


Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund

Shares of the Opportunity Fund are not available for purchase by new investors in the Fund. Shareholders who owned shares of the Opportunity Fund on December 31, 1992 will still be permitted to purchase additional shares of the Fund for as long as they continue to own some shares of the Opportunity Fund. Similarly, participants in any self-directed qualified benefit plan (for example, 401(k), 403(b) and Keogh Plans, but not IRAs or SEP IRAs) that owned Opportunity Fund shares on March 1, 1993 for any single plan participant will be eligible to direct the purchase of Opportunity Fund shares by their plan account for so long as the plan continues to own some shares of the Opportunity Fund for any single plan participant. In the event a shareholder redeems all of his or her shares of the Opportunity Fund, or all participants in a self-directed qualified benefit plan described above redeem their shares of the Opportunity Fund, such shareholder and the participants in such plan will no longer be eligible to purchase shares of the Opportunity Fund.

Shareholders of other Funds are not permitted to exchange any of their shares for Opportunity Fund shares unless the shareholders are independently eligible to purchase Opportunity Fund shares because they already owned shares of the Opportunity Fund on December 31, 1992 (March 1, 1993, in the case of the self-directed qualified benefit plans described above).

The Trust reserves the right at any time to modify these restrictions, including the suspension of all sales of Opportunity Fund shares or the lifting of restrictions on different classes of investors and/or transactions.

General

Changes in registration or account privileges may be made in writing to the transfer agent (the "Transfer Agent"). Signature guarantees may be required. See Signature Guarantee below.

All correspondence must include the account number and must be sent to:

PIMCO Advisors Distribution Company
P.O. Box 5866
Denver. CO 80217-5866


Signature Guarantee

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

PIMCO Advisors Funds                                                        45
--------------------------------------------------------------------------------

                      ALTERNATIVE PURCHASE ARRANGEMENTS

The Trust offers investors three classes of shares (Class A, Class B and Class
C) which bear sales charges in different forms and amounts and which bear different levels of expenses. The alternative purchase arrangements are designed to enable the investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment, the type of Fund (i.e., Equity vs. Income) and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should at least consider the anticipated life of an intended investment in the Funds, the accumulated distribution and servicing fees plus contingent deferred sales charges on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a contingent deferred sales charge in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the contingent deferred sales charges applicable to Class A, B and C shares.


Class A:

The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a contingent deferred sales charge. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a contingent deferred sales charge as described below. See "Initial Sales Charge Alternative -- Class A Shares -- Class A Deferred Sales Charge" below.

Class B:

Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a contingent deferred sales charge, and will be subject to the distribution fees charged for Class A shares which are lower than the distribution fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative -- Class B Shares" below.

Class C:

Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a contingent deferred sales charge after they have been held for one year and are subject to only a 1% contingent deferred sales charge during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative -- Class C Shares" below.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a contingent deferred sales charge is available. See generally "Initial Sales Charge Alternative -- Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.

There is no size limit on purchases of Class A shares. The maximum single purchase of Class B shares accepted is $249,999. The maximum single purchase of

46       PIMCO Advisors Funds
--------------------------------------------------------------------------------

Class C shares accepted is $999,999. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distribution and Servicing Plans" below.


Waiver of Contingent Deferred Sales Charges

The contingent deferred sales charge applicable to Class A and C shares is currently waived for (i) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code") from a retirement plan, including a 403(b)(7) plan or an IRA (a) upon attaining age 59-1/2, (b) as part of a series of substantially equal periodic payments, or (c) in the case of an employer sponsored retirement plan, upon separation from service and attaining age 55; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA; (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA; or
(vi) certain periodic redemptions under an Automatic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts meeting certain maximums established from time to time by the Distributor; (vii) redemptions by Trustees, officers and employees of the Trust and by directors, officers and employees of the Distributor and the Manager; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law;
(x) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; or (xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the administrator for which has an agreement with the Distributor with respect to such purchases.


The contingent deferred sales charge applicable to Class B shares is currently waived for any partial or complete redemption (a) in connection with a distribution without penalty under Section 72(t) of the Code from a 403(b)(7) plan or an IRA upon attaining age 59-1/2 and (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability.

The Distributor may require documentation prior to waiver of the contingent deferred sales charge for any class including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians certificates, etc.

Initial Sales Charge Alternative -- Class A Shares

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% contingent deferred sales charge if they redeem such shares during the first 18 months after their purchase.


Equity Income Fund, Value Fund, Growth Fund, Target Fund, Discovery Fund, Opportunity Fund, Innovation Fund, International Fund, Emerging Markets Fund and Precious Metals Fund

                                                 Discount or
                                     Sales       Commission
                       Sales         Charge      to Dealers
                      Charge        As % of        As % of
                      As % of      the Public      Public
Amount of           Net Amount      Offering      Offering
Purchase             Invested        Price          Price
----------------     ----------    -----------   -----------
$0-$49,999             5.82%          5.50%         4.75%
$50,000-$99,999        4.71%          4.50%         3.75%
$100,000-$249,999      3.90%          3.75%         3.00%
$250,000-$499,999      2.56%          2.50%         2.00%
$500,000-$999,999      1.78%          1.75%         1.50%
$1,000,000+            0.00%(1)       0.00%(1)      0.75%

PIMCO Advisors Funds                                                      47
--------------------------------------------------------------------------------


Global Income Fund, High Income Fund, Total Return Income Fund,
Tax Exempt Fund and U.S. Government Fund

                                                 Discount or
                                     Sales       Commission
                       Sales         Charge      to Dealers
                      Charge        As % of        As % of
                      As % of      the Public      Public
Amount of           Net Amount      Offering      Offering
Purchase             Invested        Price          Price
----------------     ----------    -----------   -----------
$0-$49,999             4.99%          4.75%         4.00%
$50,000-$99,999        4.44%          4.25%         3.50%
$100,000-$249,999      3.90%          3.75%         3.00%
$250,000-$499,999      2.56%          2.50%         2.00%
$500,000-$999,999      1.78%          1.75%         1.50%
$1,000,000+            0.00%(1)       0.00%(1)      0.50%


Short-lntermediate Fund

                                                 Discount or
                                     Sales       Commission
                       Sales         Charge      to Dealers
                      Charge        As % of        As % of
                      As % of      the Public      Public
Amount of           Net Amount      Offering      Offering
Purchase             Invested        Price          Price
----------------     ----------    -----------   -----------
$0-$49,999             3.09%           3.00%        2.50%
$50,000-$99,999        2.56%           2.50%        2.00%
$100,000-$249,999      2.04%           2.00%        1.50%
$250,000-$499,999      1.52%           1.50%        1.25%
$500,000-$999,999      1.27%           1.25%        1.00%
$1,000,000+            0.00%(1)        0.00%(1)     0.50%


(1) As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value") will be subject to a contingent deferred sales charge of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the contingent deferred sales charge as described under "Waiver of Contingent Deferred Sales Charge" above. See "Class A Deferred Sales Charge" below.

    Except as described below, the Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of the Equity Funds, according to the following schedule: 0.75% of the first $2,000,000; 0.50% of amounts from $2,000,001 to $5,000,000 and 0.25% of amounts over $5,000,000, and for Class A shares of each of the Income Funds except for the Money Market Fund for which no payment is made, according to the following schedule: 0.50% of the first $2,000,000; and 0.25% of amounts over $2,000,000.

    The Distributor will pay a commission of 0.25% to dealers in connection with any size purchase of Class A shares by trustees or other fiduciaries purchasing such shares for certain employer sponsored plans that have at least 300 eligible participants or at least $3 million in total plan assets and thus are eligible to purchase Class A shares without any initial sales charge as described below under "Sales at Net Asset Value." The Distributor will not pay any commission to dealers upon the sale of Class A shares to any of the other purchasers described below under "Sales at Net Asset Value."

No initial sales charge applies to purchases of Class A shares of the Money Market Fund. However, if a shareholder exchanges Class A shares of the Money Market Fund, for which no sales load was paid at the time of purchase, for Class A shares of any other Fund, the sales charge shown above for the other Fund applies at the time of the exchange.


Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. A participating broker who receives a reallowance of 90% or more of the sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

Combined Purchase Privilege

Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds (other than the Money Market Fund) into a "single purchase," if the resulting purchase totals at least $50,000. The term single purchase refers to: (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares of the Funds for his, her or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. For further information, consult the Statement of Additional Information or call the Distributor at 800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation)
A purchase of additional Class A shares of any Fund (other than the Money Market Fund) may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

       (i)   the investor's current purchase;

       (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any Fund (other than the Money Market Fund) held by the investor computed at the maximum offering price; and

       (iii) the value of all shares described in paragraph (ii) owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."

48       PIMCO Advisors Funds
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For example, if you owned Class A shares of the High Income Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

Letter of Intent

An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Fund(s) (other than the Money Market Fund). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may include purchases of Class A shares of any Fund (other than the Money Market Fund) made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund (other than the Money Market Fund), you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds (other than the Money Market Fund) to qualify for the 3.75% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the Money Market and Short-lntermediate Funds).


A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.


If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the Account Application included with this Prospectus. If you are a current Class A shareholder desiring to do so you can obtain a form of Letter of Intent by contacting the Distributor at 800-426-0107 or any broker participating in this program.

Reinstatement Privilege

A Class A shareholder who has caused any or all of his shares (other than Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Fund at net asset value without any sales charge, provided that such reinvestment is made within 90 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a

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PIMCO Advisors Funds                                                    49
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Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.


Sales at Net Asset Value

Each Fund may sell its Class A shares at net asset value without a sales charge to a) current or retired officers, trustees, directors or employees of the Trust, the Manager or the Distributor, to a spouse or child of such person or to any trust, profitsharing or pension plan for the benefit of any such person, b) current or retired trustees of Cash Accumulation Trust, another registered investment company for which the Manager acts as investment adviser, c) current registered representatives and other full-time employees of participating brokers or such persons' spouses, d) trustees or other fiduciaries purchasing shares for certain employer sponsored plans that have at least 300 eligible participants or at least $3 million in total plan assets, e) trustees or other fiduciaries purchasing shares for certain employer-sponsored plans, the trustee, fiduciary or administrator for which has an agreement with the Distributor with respect to such purchases, f) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services, and g) broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Advisors Funds in particular investment products for which a fee is charged. As described above, the Distributor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under d) in this paragraph.

In addition, the PIMCO Advisors U.S. Government Fund may also (subject to appropriate documentation) sell its Class A shares without a sales charge where the amount invested represents proceeds of a redemption from a mutual fund not distributed by PIMCO Advisors Distribution Company if such redemption occurred no more than 60 days prior to the purchase of the Fund's Class A shares and the shareholder either (i) paid an initial sales charge on the redeemed shares (or was entitled to a waiver of the initial sales charge) or (ii) was at some time subject to a deferred sales charge with respect to the redemption proceeds, whether or not a deferred sales charge was in fact paid.


Class A Deferred Sales Charge

For all Funds except the Money Market Fund, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% contingent deferred sales charge (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to investors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are redeemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.


The Class A CDSC does not apply to Class A shares of the Money Market Fund but, if Money Market Fund Class A shares are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange.


The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements -- Waiver of Contingent Deferred Sales Charge."


For more information about the Class A CDSC, call the Distributor at 800-426-0107.


Participating Brokers


Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

50       PIMCO Advisors Funds
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Deferred Sales Charge Alternative--
Class B Shares

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's purchase payment will be invested in shares of the Fund(s) selected. A contingent deferred sales charge ("CDSC") will be imposed on Class B shares (including Money Market Fund shares) if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.


Initial purchases of Class B shares of the Short-Intermediate Fund are suitable only as a temporary investment for investors who expect to exchange such shares into Class B shares of another Fund within a short time after purchase. Investors who expect to hold shares of the Short-Intermediate Fund for longer periods should purchase Class A or Class C shares.

Class B shares of the Money Market Fund are not offered for initial purchases but may be obtained through exchanges of Class B shares of other Funds. See "Exchange Privilege" below.

Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Year Since Purchase        Percentage Contingent
Payment Was Made           Deferred Sales Charge
----------------------    ------------------------
First                                5
Second                               4
Third                                3
Fourth                               3
Fifth                                2
Sixth                                1
Seventh                              0
Eighth                               *
*Class B shares convert into Class A shares as described below.

In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earliest purchase payment from which a redemption or exchange has not already been fully effected.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is either paid to the Distributor or directly to a third party at the direction of the Distributor.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.


For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.


The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements -- Waiver of Contingent Deferred Sales Charge."


For more information about the Class B CDSC, call the Distributor at 800-426-0107.



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PIMCO Advisors Funds                                                      51
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Asset Based Sales Charge Alternative --
Class C Shares

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares (including Money Market Fund shares) if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.

   Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed and the date such purchase payment was made. Purchases are subject to the CDSC according to the following schedules:

   Purchase payments made on or after July 1, 1991:

                           Percentage
Year Since                 Contingent
Purchase                   Deferred Sales
Payment Was Made           Charge
------------------    --------------------
First                          1
Thereafter                     0

   Purchase payments made before July 1, 1991:

Year Since Purchase         Percentage Contingent
Payment Was Made            Deferred Sales Charge
-----------------------    ------------------------
Fifth                                  2
Sixth and following                    O


In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made on or after July 1, 1991 and within 12 months before the redemption, then a CDSC at the rate of 1% will be imposed. If the earliest purchase payment from which a redemption has not yet been effected was made before July 1, 1991, then a CDSC of 2% may be imposed, in accordance with the table above.


The following examples will illustrate the operation of the CDSC:

(1) Assume that an individual opens an account and makes a purchase payment of $10,000 after July 1, 1991 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the CDSC would be $20.


(2) Assume that the same individual in example (1) above had, in addition to the purchase payment on or after July 1, 1991, also made a purchase payment of $10,000 before July 1, 1991, and 41/2 years before the redemption. Assume that the value of the $20,000 combined investment has grown to $21,000. As in example (1) above, the investor may redeem $1,000 without incurring a CDSC. If the investor redeemed $3,000, the $2,000 subject to a CDSC would be assumed to have come from the purchase payment made before July 1, 1991, which is in its fifth year since purchase. Therefore, the charge would be at the 2% rate, according to the CDSC schedule which was in effect at the time of that purchase payment. The total charge would be $40.


In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregated. Any sales charges imposed on redemptions are paid to the Distributor.


Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.


Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds except the Short-Intermediate Fund for which the expected payment is 0.75% (representing 0.50% distribution fees and 0.25% servicing fees) and the Money Market Fund for which no payment is expected to be made. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. At the time shares of the Money Market Fund on which no commission has been paid are exchanged for shares of another Fund, the Distributor intends to make the payments to participating brokers that are described above applicable to that other Fund. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.


   The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Arrangements -- Waiver of Contingent Deferred Sales Charge."


   For more information about the Class C CDSC, contact the Distributor at 800-426-0107.



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52       PIMCO Advisors Funds
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                              EXCHANGE PRIVILEGE

Except with respect to exchanges for shares of the Opportunity Fund which currently are subject to certain restrictions, a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values (except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales load was paid at the time of purchase). For information on restrictions applicable to exchanges of shares for shares of the Opportunity Fund, see "How To Buy Shares -- Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund" above. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales load was paid at the time of purchase. There are currently no exchange fees or charges. Except with respect to tax-qualified programs and exchanges effected through the PIMCO Advisors Auto Exchange plan, exchanges are subject to the $250 minimum initial purchase requirement for each Fund. An exchange will constitute a taxable sale for federal income tax purposes.


Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Advisors Distribution Company, P.O. Box 5866, Denver, CO 80217-5866 or, unless the investor has specifically declined telephone exchange privileges on the Account Application or elected in writing not to utilize telephone exchanges, by a telephone request to the Transfer Agent at 800-852-8457. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866, or by use of forms which are available from the Distributor. A signature guarantee is required. See "Signature Guarantee" under "General." Telephone exchanges may be made between 9:00 a.m. and the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judgment of the Manager, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Manager to be detrimental to the Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by SEC regulations, the Trust will give 60 days' advance notice to shareholders of any termination or material modification of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Transfer Agent at 800-426-0107.


With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Share-holders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption. Although the Class A CDSC does not apply to Class A shares of the Money Market Fund, if Money Market Fund Class A shares purchased in a transaction that would other-wise be subject to the Class A CDSC (i.e. most purchases of $1,000,000 or more) are subsequently exchanged for Class A shares of any other Fund, a Class

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PIMCO Advisors Funds                                                      53
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A CDSC will apply to the shares of the Fund acquired by exchange for a period of 18 months from the date of the exchange. See "Initial Sales Charge Alternative -- Class A Shares -- Class A Deferred Sales Charge" above.

Auto Exchange

Investors may also select the PIMCO Advisors Auto Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see "PIMCO Advisors Auto Exchange" under "How to Buy Shares."

                                HOW TO REDEEM

Shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or PIMCO Advisors Fund Link. In the event a shareholder redeems all of his or her shares of the Opportunity Fund after December 31, 1992, or all participants in certain self-directed qualified benefit plans redeem their shares of the Opportunity Fund after March 31, 1993, such shareholder and the participants in such plans will no longer be eligible to purchase shares of the Opportunity Fund. See "How to Buy Shares -- Restrictions on Sales of and Exchanges for Shares of the Opportunity Fund."

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than applicable CDSC) with respect to redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be confirmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

Direct Redemption

A shareholder's original Account Application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original Account Application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

(Does not apply to shares held in broker "street name" accounts.) To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Fund's Transfer Agent, Shareholder Services, Inc., P.O. Box 5866, Denver, Colorado 80217-5866: (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee"; (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or by calling 1-800-426-0107 before submitting a request. REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL ALL REQUIRED DOCUMENTS IN THE PROPER FORM HAVE BEEN RECEIVED BY THE TRANSFER AGENT.


If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the

54       PIMCO Advisors Funds
--------------------------------------------------------------------------------

address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.


Telephone Redemptions

(Does not apply to shares held in broker "street name" accounts.) The Trust accepts telephone requests for redemption of uncertificated shares for amounts up to $50,000 within any 7 calendar day period, except for investors who have specifically declined telephone redemption privileges on the Account Application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See "Signature Guarantee" under "General." Telephone redemptions will not be accepted during the 30-day period following any change in an account's record address.


By completing an Account Application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.


A shareholder making a telephone redemption should call the Transfer Agent at 800-852-8457 and state (i) the name of the shareholder as it appears on the Transfer Agent's records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) that day. If the redemption request is received after the closing of the Exchange, the redemption is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


Fund Link Redemptions

(Does not apply to shares held in broker "street name" accounts.) If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of the Application by the Transfer Agent. To use Fund Link for redemptions, call the Transfer Agent at 800-852-8457. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form. Changes in bank account information must be made by completing a new Fund Link Application, signed by all owners of record of the account, with all signatures guaranteed. See "Signature Guarantee" under "General." See "PIMCO Advisors Fund Link" under "How to Buy Shares" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without notice to shareholders.



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PIMCO Advisors Funds                                                      55
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Expedited Wire Transfer Redemptions

(Does not apply to shares held in broker "street name" accounts.) If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Trust will honor requests by any person identifying himself as the owner of an account or the owner's broker by telephone at 800-852-8457 or by written instructions. The Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Advisors Distribution Company, P.O. Box 5866, Denver, CO 80217-5866. See "Signature Guarantee" under "General."


Certificated Shares

To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee." Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.


Automatic Withdrawal Plan

An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the PIMCO Advisors Funds Account Application or you may obtain an Automatic Withdrawal plan Application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "Signature Guarantee" under "General." Shares of either class of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of that class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal plan. See "Waiver of Contingent Deferred Sales Charges" under "Alternative Purchase Agreements" above.


Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of payment selected by the shareholder. The Transfer Agent may accelerate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic With-



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56       PIMCO Advisors Funds
--------------------------------------------------------------------------------

drawal plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal plan at the same time. The cost of administering the Automatic Withdrawal plans for the benefit of those shareholders participating in them is borne by the Trust as an expense of all shareholders. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal plan at any time.

Because the Automatic Withdrawal plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

               Distributor and Distribution and Servicing Plans

PIMCO Advisors Distribution Company (the "Distributor"), a wholly-owned subsidiary of the Manager, is the principal underwriter of the Trust's shares and in that connection makes distribution and servicing payments to participating brokers in connection with the sale of Class B or Class C shares and servicing payments for Class A shares. In the case of Class A shares, participating brokers are compensated based on the amount of the front-end sales charge reallowed to such brokers, except in cases where Class A shares are sold without a front-end sales charge. In the case of Class B shares, participating brokers are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Agreement with the Trust with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class A shares):


                                                                    Servicing
Fund                                                                   Fee
---------------------------------------------------------------    -----------
Equity Income, Value, Growth, Target, Discovery, Opportunity,
  Innovation, International, Emerging Markets, Precious Metals,
  Global Income, High Income, Total Return Income, Tax-Exempt,
  U.S. Government and Short-Intermediate                               .25%
Money Market*                                                          .10%


 *Subject to increase by action of the Trust's Trustees to a rate not exceeding .25% per annum. Also, subject to increase to a rate not exceeding 0.20% if the Distributor ceases to voluntarily waive any portion of the fee.

Class B Distribution and Servicing Fees:

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares of each Fund of the Trust (including the Money Market Fund) and in connection with personal services rendered to Class B shareholders of the Trust and the maintenance of Class B shareholder accounts, the Trust pays the Distributor distribution fees and servicing fees up to the annual rate of .75% and .25% respectively (calculated as a percentage of each Fund's average daily net assets attributable to Class B shares).

Class C Distribution and Servicing Fees:

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares of the Trust and in connection with personal services rendered to Class C shareholders of the Trust and the maintenance of Class C shareholder accounts, the Trust pays the Distributor distribution and servicing fees up to the annual rates set forth below (calculated as a percentage of each Fund's average daily net assets attributable to Class C shares):

                                                     Distribution     Servicing
Fund                                                      Fee            Fee
---------------------------------------------------  ------------   -----------
Equity Income, Value, Growth, Target, Discovery,
  Opportunity, Innovation, International, Emerging
  Markets, Precious Metals, Global Income, High
  Income, Total Return Income, Tax Exempt and U.S.
  Government                                             .75%           .25%
Short-Intermediate*                                      .50%           .25%
Money Market*                                            .00%           .10%

*Subject to increase by action of the Trust's Trustees to a rate not exceeding
 .75% per annum with respect to the distribution fee for the Short Intermediate and Money Market Funds, and .25% per annum with respect to the servicing fee on shares of the Money Market Fund. Also, with respect to the servicing fee on shares of the Money Market Fund, such fee is subject to increase to a rate of 0.20% if the Distributor ceases to voluntarily waive any portion of the fee.

The Class A servicing fees and Class B and C servicing and distribution fees paid to the Distributor are made under Distribution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940 and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor's expenses.

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PIMCO Advisors Funds                                                     57
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The distribution fee applicable to Class B and C shares may be spent by the
Distributor on any activities or expenses primarily intended to result in the sale of Class B or C shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B or C shares, printing of prospectuses and reports for other than existing Class B or C shareholders, advertising and preparation, printing and distribution of sales literature. The servicing fee, applicable to all classes of shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by any class of shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of such brokers' customers:

                                 Class A Shares
                                                  Servicing
                                                  Fee
                                                ------------
All Funds except the
Money Market Fund                                 0.25%
Money Market Fund                                 0.10%

                                 Class B Shares

(Payable only with respect
to shares outstanding for
one year or more)
                                                  Servicing
                                                  Fee
                                                ----------
All Funds                                         0.25%

                               Class C Shares --
                             purchased on or after
                                  July 1, 1991

(Payable only with respect to
shares outstanding for one year
or more except in the case of
shares for which no payment is
made to the broker at the
time of sale)
                                                  Servicing      Distribution
                                                  Fee              Fee
                                                 -----------      -------------
All Funds except the
  Short-Intermediate
  and Money Market Funds                          0.25%           0.65%
Short-lntermediate Fund                           0.25%           0.45%
Money Market Fund                                 0.10%            --

                               Class C Shares --
                                purchased before
                                  July 1, 1991
                                                  Servicing
                                                  Fee
                                                ----------
All Funds except the
  Money Market Fund                               0.25%
Money Market Fund                                 0.10%


The Distributor may from time to time pay additional cash bonuses or other incentives to selected participating brokers in connection with the sale or servicing of all classes of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds together or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale.

If in any year the Distributor's expenses incurred in connection with the distribution of Class B and C shares and, for all classes of shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Distribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.

From time to time, expenses of the Trust's principal underwriters incurred in connection with the sale of Class B and Class C shares and in connection with the servicing of Class B and Class C shareholders and the maintenance of shareholder accounts have exceeded the distribution and servicing fees collected by the Distributor. As of September 30, 1995, such expenses were approximately $ in excess of payments under the Distribution and Servicing Plan with respect to
Class C shares and $          in excess of payments under the Distribution and
Servicing Plan with respect to Class B shares. The allocation of such excess among the Funds as of September 30, 1995 was as follows:


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58       PIMCO Advisors Funds
--------------------------------------------------------------------------------

                                               Excess Expenses
                           -----------------------------------------------------
                                    Class B*                    Class C
                           -----------------------   ---------------------------
                                           (as Per-                   (as Per-
                              ($ in       centage of     ($ in       centage of
                           Thousands)    Net Assets)   Thousands     Net Assets)
                           ----------    -----------  ----------   -------------
Equity Income Fund
Value Fund
Growth Fund                                  TO BE PROVIDED
Target Fund
Discovery Fund
Opportunity Fund
Innovation Fund
International Fund
Emerging Markets Fund          N/A          N/A           N/A            N/A
Precious Metals Fund
Global Income Fund             N/A          N/A           N/A            N/A
High Income Fund
Total Return Income Fund
Tax Exempt Fund
U.S. Government Fund
Short-Intermediate Fund
Money Market Fund


   *Class B shares were offered beginning May 22, 1995.


                      HOW NET ASSET VALUE IS DETERMINED


The net asset values of each class of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open (a "Business Day"), as of the close of regular trading on the Exchange. Portfolio securities for which market quotations are readily available are valued at market value. Fixed-income securities are valued on the basis of valuations furnished by a pricing service, which are based on a variety of factors, including market transactions for institutional-size trading units of such securities. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which reflects market value. The portfolio investments of the Money Market Fund are valued using the amortized cost method of valuation, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction. Fund liabilities are allocated between its classes. The total of such liabilities allocated to a class plus that class' distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class' proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the three classes.


                                DISTRIBUTIONS


Each Fund pays out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments) and net realized short-term capital gains. For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Fund, net gains from closing purchase and sale transactions with respect to such options, and net gains from futures transactions are treated as short-term capital gains. Each Fund distributes substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carry-over.


All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund of the Trust as described below, at net asset value of such Fund, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their participating broker). Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. Currently, the Global Income, High Income, Total Return Income, Tax Exempt, U.S. Government and Short-Intermediate Funds declare dividends each Business Day, pay accrued dividends monthly and distribute capital gains annually; the Equity Income and Value Funds declare and pay dividends quarterly and distribute capital gains annually; the Growth, Discovery, Opportunity, Target, Innovation, International, Emerging Markets and Precious Metals Funds declare and pay dividends and distribute capital gains annually; and the Money Market Fund declares dividends each Business Day and pays accrued dividends monthly. Dividends and capital gains distributions may be declared more or less frequently in the discretion of the Trustees. There are no charges on reinvested dividends.



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PIMCO Advisors Funds                                                         59
--------------------------------------------------------------------------------


Shareholders may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund of the Trust at net asset value. The shareholder must have an account existing in the Fund selected for investment with the identical registered name and address and must elect this option on the Account Application, on a form provided for that purpose or by a telephone request to the Transfer Agent at 800-426-0107. For further information on this option, contact your broker or call the Distributor at 800-426-0107.

                                    TAXES

Each Fund will be treated as a separate taxable entity for federal income tax purposes. Each Fund plans to distribute substantially all of its net investment income and net realized short-term capital gains, if any, to its shareholders. So long as it does so and otherwise satisfies the requirements for being taxed as a regulated investment company, the Fund itself does not pay federal income tax on the amounts distributed. Income dividends and capital gains distributions are taxable as described below. Shareholders will receive an annual statement detailing federal tax information about dividends and distributions paid to shareholders during or with respect to the preceding calendar year.

Dividends paid to shareholders by the Tax Exempt Fund which are derived from interest on Tax Exempt Bonds are "exempt-interest dividends," and shareholders may exclude such dividends from gross income for federal income tax purposes. However, if a shareholder receives social security or railroad retirement benefits, the shareholder may be taxed on a portion of those benefits as a result of receiving tax-exempt income. In addition, certain exempt-interest dividends could, as discussed below, cause certain shareholders to become subject to the alternative minimum tax and may increase the alternative minimum tax liability of shareholders already subject to this tax.

Other dividends and any short-term capital gains distributions of the Funds, including the Tax Exempt Fund, are taxable to the shareholder as ordinary income. Distributions of any long-term capital gains are taxable to shareholders as such, regardless of how long a shareholder may have owned shares in the Fund.

Dividends derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities (which may constitute a substantial portion of the U.S. Government Fund's assets) may not be so exempt. The distributions of "exempt-interest dividends" paid by the Tax Exempt Fund may be exempt from state and local taxation when received by a shareholder to the extent that they are derived from interest on Tax Exempt Bonds issued by the state or political subdivision in which such shareholder resides. The federal exemption for "exempt-interest dividends" attributable to Tax Exempt Bonds does not necessarily result in exemption of such dividends from income for the purpose of state and local taxes. The Trust will report annually on a state-by-state basis the source of income the Tax Exempt Fund receives on Tax Exempt Bonds that was paid out as dividends during the preceding year.

Shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Trust dividends and capital gain distributions.


If, at the end of its fiscal year, more than 50% of a Fund's total assets is represented by securities of foreign corporations, such Fund may make an election which allows shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns. As a result, the amounts of foreign income taxes paid by such Fund would be treated as additional income to shareholders of such Fund from non-U.S. sources and as foreign taxes paid by shareholders of such Fund for purposes of the foreign tax credit. If eligible for this election, the International and Emerging Markets Funds intend to make such election. Investors should consult their tax advisers for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations. Shareholders who are not U.S. citizens or which are foreign corporations may be subject to substantially different tax treatment of distributions by the Funds.

60       PIMCO Advisors Funds
--------------------------------------------------------------------------------

The Internal Revenue Code of 1986, as amended (the "Code"), requires all of the Funds to distribute prior to calendar year-end virtually all the ordinary income of each Fund on a calendar year basis, and to distribute virtually all the capital gain net income each Fund realizes in the one-year period ending October 31 and has not previously distributed, in order to avoid a 4% excise tax on undistributed income that would otherwise be imposed on a Fund. It is each Fund's intention to make distributions sufficient to avoid the excise tax.

The Code also provides that exempt-interest dividends allocable to interest received from "private activity bonds" issued after August 7, 1986 will be an item of tax preference for individual and corporate alternative minimum tax at the applicable rate for individuals and corporations. Therefore, if the Tax Exempt Fund invests in such private activity bonds, certain of its shareholders may become subject to the alternative minimum tax on that part of its distributions to them that are derived from interest income on such bonds and certain shareholders already subject to such tax may have increased liability therefor. However, it is the present policy of the Tax Exempt Fund to invest no more than 20% of its assets in such bonds. Other provisions of the Code affect the tax treatment of distributions from the Tax Exempt Fund for corporations, casualty insurance companies and financial institutions. In particular, under the Code, for corporations, alternative minimum taxable income will be increased by a percentage of the amount by which the corporation's "adjusted current earnings" (which includes various items of tax-exempt income) exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, an investment in the Tax Exempt Fund may cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax.


Current federal tax law requires the holder of a Treasury or other fixed-income zero-coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain High Yield Securities (including certain payment-in-kind securities) issued after July 10, 1987 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. A dividend paid to a shareholder by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

                           MANAGEMENT OF THE TRUST

PIMCO Advisors L.P. (the "Manager") is the investment manager of each of the PIMCO Advisors Funds. Each of the Funds also has a sub-adviser which, under the supervision of the Manager and the Trust's trustees, directs the investment of the Fund's assets. Other than the sub-adviser of the Precious Metals Fund, all of the sub-advisers are affiliates of PIMCO Advisors L.P. In addition to overseeing the sub-advisers, the Manager also provides executive and other personnel for management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Trustees supervise the affairs of the Trust as conducted by the Manager.


THE MANAGER The Manager provides management and investment advisory services to other mutual funds, investment accounts and pension plans. As of September 30, 1995, the Manager and its affiliates managed approximately $87 billion of assets.


The Manager is a Delaware limited partnership. The general partner of the Manager, PIMCO Partners, G.P., has two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers and David H. Edington (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of the Manager to an Equity Board and an Operating Board of the Manager. The activities of the Manager are controlled by its

PIMCO Advisors Funds                                                       61
--------------------------------------------------------------------------------


Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of the Manager's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control the Manager, although the Managing Directors disclaim such authority.

COLUMBUS CIRCLE INVESTORS ("CCI") CCI serves as the sub-adviser of the Equity Income Fund, Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Tax Exempt Fund and Money Market Fund. CCI also advises other mutual funds and private accounts and is registered as an investment adviser with the SEC. CCI is a general partnership with the Manager and a wholly-owned subsidiary of the Manager as its only partners.

At the center of CCI's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, CCI attempts to manage the Funds it sub-advises (except the Tax Exempt and Money Market Funds) with a view to investing in growing companies that are surprising the market with business results that are better than anticipated. The investment decisions made by CCI with respect to these Funds are made by a committee rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to that committee.

Norman Seltzer serves as the portfolio manager of the Tax Exempt Fund and the Money Market Fund.

PACIFIC INVESTMENT MANAGEMENT COMPANY Pacific Investment Management Company serves as the sub-adviser of the Global Income Fund, High Income Fund, Total Return Income Fund, U.S. Government Fund and Short-Intermediate Fund. It also advises other mutual funds and private accounts. Pacific Investment Management Company is a general partnership with the Manager and a wholly-owned subsidiary of the Manager as its only partners and is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

Subject to the investment objective and policies of the various Funds it advises, Pacific Investment Management Company's fixed-income investment strategy attempts to achieve the highest total return for a portfolio. For a description of this total return strategy, see "Total Return" under "Investment Objectives and Policies" above. Further, this sub-adviser closely monitors and actively manages the duration of the portfolios it advises. See "Duration" under "Investment Objectives and Policies" above. In selecting securities for each of the Funds it advises, Pacific Investment Management Company utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of each Fund's assets committed to investment in securities with particular characteristics such as maturity, type and coupon rate, will vary based on this sub-adviser's outlook for the U.S. and foreign economies, the financial markets, and other factors.


William H. Gross, the portfolio manager of the Total Return Income Fund and a Managing Director of Pacific Investment Management Company, also oversees the portfolio managers of the other Funds sub-advised by this sub-adviser. Information about the portfolio managers of each of the Funds sub-advised by Pacific Investment Management Company, including their occupations for the past five years, is provided below.

62       PIMCO Advisors Funds
--------------------------------------------------------------------------------

            Fund                                Portfolio Manager and Business Experience
---------------------------    ----------------------------------------------------------------------------

GLOBAL INCOME FUND              Lee R. Thomas, III, Vice President and Senior International Portfolio
                                Manager, Pacific Investment Management Company, has managed the Global
                                Income Fund since its inception on October 1, 1995. A fixed-income portfolio manager, Mr. Thomas has also managed the Global Fund, a series of PIMCO Funds (an institutional mutual fund), since July 13, 1995. Prior to joining Pacific Investment Management Company, Mr. Thomas was
                                associated with Investcorp, as a member of the management committee responsible for global securities and foreign exchange trading. Prior to
                                Investcorp, he was associated with Goldman, Sachs as an Executive Director in foreign fixed-income.

HIGH INCOME FUND                Benjamin Trosky, Executive Vice President, Pacific Investment Management
                                Company, has managed the High Income Fund since November 15, 1994. A fixed-
                                income portfolio manager, Mr. Trosky has also managed the High Yield Fund, a series of PIMCO Funds, since its inception on December 15, 1992. Mr.
                                Trosky was previously a High Yield Portfolio Manager for Merrill Lynch
                                Asset Management.

TOTAL RETURN INCOME FUND        William H. Gross, Managing Director, Pacific Investment Management Company,
                                has managed the Total Return Income Fund since December 22, 1994. A fixed-income portfolio manager, Mr. Gross has also managed the Total
                                Return Fund, a series of PIMCO Funds, since its inception on May 11, 1987.

U.S. GOVERNMENT FUND            Frank B. Rabinovitch, Managing Director, Pacific Investment Management
                                Company, has managed the U.S. Government Fund since November 15, 1994. A fixed-income portfolio manager, Mr. Rabinovitch has also managed the
                                Long-Term U.S. Government Fund, a series of PIMCO Funds, since its inception on July 1, 1991.

SHORT-INTERMEDIATE FUND         David H. Edington, Managing Director, Pacific Investment Management
                                Company, has managed the Short-Intermediate Fund since November 15, 1994.
                                A fixed-income portfolio manager, Mr. Edington has also managed the Short-
                                Term Fund, a series of PIMCO Funds, since its inception on October 7,
                                1987.


BLAIRLOGIE CAPITAL MANAGEMENT ("Blairlogie") serves as the sub-adviser of the International Fund and the Emerging Markets Fund. Blairlogie is a limited partnership formed under the laws of Scotland in 1994 with the Manager and a wholly-owned subsidiary of the Manager as its general partners.


Blairlogie also provides investment advice to other mutual funds and to private clients. Blairlogie is registered as an investment adviser with the SEC. James G.S. Smith is primarily responsible for the day-to-day management of the International Fund. Mr. Smith is the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of seven professionals. He previously served as a senior portfolio manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.


CADENCE CAPITAL MANAGEMENT ("Cadence") serves as the sub-adviser to the discovery fund. Cadence also advises other mutual funds and private accounts. Cadence is a general partnership, with the manager and a wholly-owned subsidiary of the manager as its only partners. Cadence is registered as an investment adviser with the SEC.

Cadence utilizes a "growth at a price" style of equity management. This means that Cadence seeks to discover stocks with favorable prospective earnings growth selling at reasonable valuations. Cadence analyses holdings on a daily basis for changes in valuation and seeks to keep all of its clients, including the Discovery Fund, fully invested.

David B. Breed and William B. Bannick are responsible for the overall management of the Discovery Fund along with a team of investment professionals.

PIMCO Advisors Funds                                                    63
--------------------------------------------------------------------------------

Mr. Breed is the Chief Investment Officer and a founding partner of Cadence, and has 22 years of investment management experience. He has been the driving force in developing Cadence's growth-oriented stock screening and selection process.

Mr. Bannick is a Managing Director of Cadence and has 10 years of investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined Cadence's predecessor in 1992.

NFJ INVESTMENT GROUP ("NFJ") serves as the sub-adviser to the Value Fund. NFJ also advises other mutual funds and private accounts. NFJ is a general partnership, with the Manager and a wholly-owned subsidiary of the Manager as its only partners. NFJ is registered as an investment adviser with the SEC.

NFJ is a value-oriented equity manager specializing in constructing diversified portfolios consisting of stocks with low P/E ratios. NFJ's philosophy is based on research concerning the performance of low P/E stocks at all capitalization levels over extended periods. NFJ's investment style seeks diversification across numerous industry groups to avoid portfolios heavily concentrated in particular industries. NFJ has also analyzed the correlation of yield to historic performance and believes that yield is a maior component to valuation assessments.

NFJ's investment decisions with respect to the Value Fund are made on a team basis, by a committee comprised of the Managing Directors of NFJ, rather than by a single person acting as portfolio manager. No person is primarily responsible for making recommendations to the team.


VAN ECK ASSOCIATES CORPORATION ("Van Eck") is an unaffiliated investment adviser which serves as the sub-adviser of the Precious Metals Fund under the supervision of the Manager. Van Eck is a registered investment adviser which, together with its affiliates, advises other mutual funds and private accounts. Van Eck is controlled by John C. Van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Henry J. Bingham, Executive Managing Director of Van Eck and President of the International Investors Gold series of Van Eck Funds, has served as the portfolio manager of the Precious Metals Funds since the Fund commenced operations.


Management and Sub-adviser Fees

Under the Management Contracts between the Trust and the Manager relating to each Fund, the Manager is paid at the percentages shown below of the relevant Fund's average daily net assets for its services to the Trust and the Fund. Pursuant to Sub-adviser Agreements between the Manager and each of the sub-advisers with respect to the Funds advised by each, the Manager pays to each sub-adviser, out of the fee received by the Manager under the relevant Management Contract, the following percentages of the relevant Fund's average daily net assets as compensation for the services provided by the sub-adviser:

                        Management Fee                                            Sub-adviser Fee Paid By Manager
     Fund            (as % of net assets)                 Sub-Adviser                  (as % of net assets)
 ------------------------------------------------------------------------------- ---------------------------------

Equity Income   0.75% of first $200 million     Columbus Circle Investors         0.375% of first $200 million
                0.70% of amounts over $200                                        0.350% of amounts over $200
                million                                                           million
Value           0.70%                           NFJ Investment Group              0.350%
Growth          0.70% of first $200 million     Columbus Circle Investors         0.350% of first $200 million
                0.65% of amounts over $200                                        0.325% of amounts over $200
                million                                                           million
Target          0.75% of first $200 million     Columbus Circle Investors         0.375% of first $200 million
                0.70% of amounts over $200                                        0.350% of amounts over $200
                million                                                           million
Discovery       0.75% of first $200 million     Cadence Capital Management        0.375% of first $200 million
                0.70% of amounts over $200                                        0.350% of amounts over $200
                million                                                           million
Opportunity     0.75% of first $200 million     Columbus Circle Investors         0.375% of first $200 million
                0.70% of amounts over $200                                        0.350% of amounts over $200
                million                                                           million
Innovation      0.75% of first $200 million     Columbus Circle Investors         0.375% of first $200 million
                0.70% of amounts over $200                                        0.350% of amounts over $200
                million                                                           million
International   0.80%                           Blairlogie Capital Management     0.400%
Emerging
  Markets       N/A                             N/A                               N/A
Precious        0.75% of first $200 million     Van Eck Associates Corporation    0.375% of first $200 million
  Metals        0.70% of amounts over $200                                        0.350% of amounts over $200
                million                                                           million
Global Income   0.70% of first $250 million     Pacific Investment Management     0.350% of first $250 million
                0.60% of amounts over $250      Company                           0.300% of amounts over $250
                million                                                           million
High Income     0.60% of first $250 million     Pacific Investment Management     0.250%
                0.50% of amounts over $250      Company
                million
Total Return    0.60% of first $250 million     Pacific Investment Management     0.250%
  Income        0.50% of amounts over $250      Company
                million
Short-          0.50% of first $250 million     Pacific Investment Management
  Intermediate  0.45% of next $250 million      Company                           0.250%
                0.40% of amounts over S500
                million
U.S.            0.60% of first S250 million     Pacific Investment Management     0.250%
  Government    0.50% of amounts over $250      Company
                million
Tax Exempt      0.60%                           Columbus Circle Investors         0.300%
Money Market*   0.50% of first $250 million     Columbus Circle Investors         0.250% of first $250 million
                0.40% of amounts over $250                                        0.200% of amounts over $250
                million                                                           million

64     PIMCO Advisors Funds
--------------------------------------------------------------------------------

* As of November 15, 1994, the Manager agreed to voluntarily reduce its Management Fee to .10% of the Money Market Fund's average daily net assets until further notice. Absent such undertaking, the advisory fee would be .5O% of the funds average daily net assets.


The Manager previously served as the sole investment adviser (i.e., with no sub-adviser) to the Equity Income, Growth, Target, Opportunity, High Income, Short-Intermediate, U.S. Government, Tax Exempt and Money Market Funds. For the fiscal year ended September 30, 1995, the Manager was paid the following percentages of each Fund's average daily net assets for advisory services rendered:



                             Percentage of
         Fund             Average Net Assets
---------------------    ---------------------
Equity Income                     .75%
Growth                            .66%
Target                            .71%
Opportunity                       .71%
International                     .80%
Precious Metals                   .75%
High Income                       .60%
Short-Intermediate                .50%
U.S. Government                   .58%
Tax Exempt                        .60%
Money Market                      .16%


Pursuant to a Sub-adviser Agreement between the Manager and the former sub-adviser to the International Fund, for the period of October 1, 1994 through November 15, 1994, the Manager paid the former sub-adviser $159,648 or .40% of the average daily net assets of the International Fund throughout the period.


Pursuant to a Sub-adviser Agreement between the Manager and Van Eck, for the fiscal year ended September 30, 1995, the Manager paid Van Eck $217,162 or
 .375% of the average daily net assets of the Precious Metals Fund.


The fees payable by the Discovery, Opportunity, Target, Innovation, Equity Income, International and Precious Metals Funds are higher than those normally charged by mutual funds with other investment objectives.

In addition to the fee described above, the Trust pays all expenses not assumed by the Manager. These expenses include, without limitation, fees and expenses of Trustees who are not interested persons of the Manager or the Trust, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, distribution and servicing fees pursuant to the Distribution and Servicing Plans, fees and expenses of registering and qualifying the Trust and each class of shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of each class of the Trust's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. All general Trust expenses are allocated among and charged to the assets of each class of shares of each Fund on a basis that the Trustees deem fair and equitable.

                           DESCRIPTION OF THE TRUST

The Trust was established in 1983 as a business trust under Massachusetts law. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares which, in turn, may be subdivided into an unlimited number of classes of shares. The Trust currently consists of seventeen series of shares (of which one is currently inactive), each series of which represents a Fund. With the exception of the Global Income Fund, each Fund is a "diversified company" under the Investment Company Act of 1940 (the "1940 Act"). The Global Income Fund is a "non-diversified company" under the 1940 Act. Each Fund is further divided into three classes of shares designated Class A shares, Class B shares and Class C shares. The Class A, Class B and Class C shares of each Fund represent interests in the assets of that Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that certain expenses related to the distribution of Class B and Class C shares are borne solely by such class and certain expenses related to the servicing of shareholders and the maintenance of shareholder accounts are borne solely by each class, and each class of shares has exclusive voting rights with respect to matters pertaining to the Distribution and Servicing Plan applicable to each class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except
(i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All three classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to a class of shares or when a class vote is required by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

PIMCO Advisors Funds                                                    65
--------------------------------------------------------------------------------

                           Mailings to Shareholders

To reduce the volume of mail shareholders receive, it is anticipated that only one copy of most Trust reports, such as the Trust's annual report, will be mailed to a shareholder's household (same surname, same address). A shareholder may call (800) 227-7337 if additional shareholder reports are desired.

                                  Appendix A


Set forth below is a description of the relevant rating categories used by each of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Other nationally recognized statistical rating organizations ("NRSROs") may also be utilized with regard to portfolio investments for the Funds. Descriptions of the rating categories used by several of the other NRSROs are set forth in the Statement of Additional Information.


LONG-TERM DEBT RATINGS
(may be assigned, for example, to long-term corporate and municipal bonds)

Moody's (Moody's applies numerical modifiers (1, 2 and 3) in each rating category to indicate the securities ranking within the category):

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

66       PIMCO Advisors Funds
--------------------------------------------------------------------------------


Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P (S&P may apply a plus (+) or a minus (-) to a particular rating classification to show relative standing within that classification):

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

SHORT-TERM DEBT RATINGS
(may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

        --Leading market positions in well-established industries.

        --High rates of return on funds employed.

        --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repay-

PIMCO Advisors Funds                                                     67
--------------------------------------------------------------------------------


        ment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained (Global Income Fund only).


S&P's description of its two highest short-term debt ratings:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
Moody's description of its two highest short-term loan/ municipal note ratings:

MIG-1/  This designation denotes best quality. There is present strong
VMIG-1 protection by established cash flows, superior liquidity support or dem-onstrated broad-based access to the market for refinancing.

MIG-2/ This designation denotes high quality. Margins of protection VMIG-2 are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

PIMCO          PIMCO Advisors L.P., 2187 Atlantic Street, Stamford, Connecticut
Manager        06902
--------------------------------------------------------------------------------
Sub-Advisers   Columbus Circle Investors, Pacific Investment Management Company,
               Blairlogie Capital Management, Cadence Capital Management, NFJ
               Investment Group, Van Eck Associates Corporation
--------------------------------------------------------------------------------
Distributor    PIMCO Advisors Distribution Company, 2187 Atlantic Street,
               Stamford, Connecticut 06902
--------------------------------------------------------------------------------
Custodian      The Bank of New York, 48 Wall Street, New York, New York 10005
--------------------------------------------------------------------------------
Shareholder    Shareholder Services, Inc,P.O. Box 5866, Denver, Colorado 80217
Servicing
Agent
and Transfer
Agent
--------------------------------------------------------------------------------
Independent    Coopers & Lybrand L.L.P.,1301 Avenue of the Americas, New York,
Accountants    New York 10019
--------------------------------------------------------------------------------
Legal          Ropes & Gray, One International Place, Boston,
Counsel        Massachusetts 02110
--------------------------------------------------------------------------------


For further information about the Trust, call 1-800-426-0107

[Recycle logo]    Printed on Recycled Paper Using Soy-Based Inks.

PIMCO Advisors Funds
PIMCO Account Application

 This application may be used to purchase   This application may not be used to        Mail Application to:
 Class A, Class B or Class C shares and     establish an IRA. For an IRA application   PIMCO Advisors Distribution Company
 it must be preceded or accompanied by      or for more information, call:             P.O. Box 5866
 the current Fund prospectus.               1-800-426-0107.                            Denver, Colorado 80217-5866

1. Your Account   [ ] Individual
    Registration                         -----------------------------------------------------------------------------------------
                                         First Name          Middle Initial       Last Name   Soc. Sec. No. (for first individual)

                  [ ] Joint Registration
                                         -----------------------------------------------------------------------------------------
                                         First Name         Middle Initial        Last Name
                  Joint tenancy with rights of survivorship will be presumed unless otherwise specified.

                  [ ] Uniform Gift/     --------------------------------------------------------- for
                                        Custodian's Name (only one)
                      Transfer to Minors
                                        --------------------------------------------------------- under
                                        Minor's Name (only one)

                                        Uniform Gift/Transfer to Minors Act of
                                                                              ------------- -------------------- -----------------
                                                                                 (state)    Minor's Soc. Sec. No. Minor's Date
                                                                                                                  of Birth
                  [ ] Corporation,
                      Partnership,     -------------------------------------------------------
                      Trust            Exact Name of Organization/Trustee

                                       -------------------------------------------------------------------------------------------
                                       Exact Name of Trust                                     Date of Trust

                                       -------------------------------------------------------------------------------------------
                                       For the Benefit of                                      Tax Identification No.

----------------------------------------------------------------------------------------------------------------------------------
2. Your Address,                                                                               (            )
   Telephone     -----------------------------------------------------------------------------------------------------------------
   Number        Street Address                                 Apt. No.                      Daytime Telephone
   and Employer
                 _____________________________________________ [ ] U.S. Citizen    [ ] Other _____________________
                 City                State            Zip Code

                 -----------------------------------------------------------------------------------------------------------------
                 Name and Address of Employer                                 Occupation

----------------------------------------------------------------------------------------------------------------------------------
3. Your         Select the Class of shares you are purchasing. See "How to Buy Shares" in the prospectus.
   Investment                                                  Make checks payable to: PIMCO Advisors Distribution Company
                [ ] Class A shares (Initial Sales Charge)
                [ ] Class B shares (Contingent Deferred Sales Charge)
                [ ] Class C shares (Asset Based Sales Charge)

                The Funds you wish to purchase (minimum initial investment $1,000, at least $250 per fund)

                [ ] Equity Income Fund  $                  [ ] High Income Fund                   $
                                         ----------                                                ---------
                [ ] Value Fund          $                  [ ] Total Return Income Fund           $
                                         ----------                                                ---------
                [ ] Growth Fund         $                  [ ] Tax Exempt Fund                    $
                                         ----------                                                ---------
                [ ] Target Fund         $                  [ ] U.S. Government Fund               $
                                         ----------                                                ---------
                [ ] Discovery Fund      $                  [ ] Money Market Fund                  $
                                         ----------                                                ---------
                [ ] Innovation Fund     $                  [ ] Short-Intermediate Fund            $
                                         ----------                                                ---------
                [ ] International Fund  $                        Total Amount Invested            $
                                         ----------                                                ---------
                [ ] Precious Metals     $                 Note: The Opportunity Fund is not currently offered to new shareholders.
                    Fund                                        Money Market Fund B shares are not available for initial purchases.
----------------------------------------------------------------------------------------------------------------------------------
4. Dividend      Choose the way you want your dividend and capital gain distributions paid.
   and Capital   Check one box for dividends, one box for capital gains. If not specified,
   Gain          dividends and distributions will be reinvested in the Fund that pays them.
   Distributions
               [ ] Dividends      [ ] Capital Gains         Reinvest in the same Fund that pays them
               [ ] Dividends      [ ] Capital Gains         Reinvest in the following Fund:
                                                                                            -------------------------------
                                                            (into established accounts only   Fund Name         Account No.

               [ ] Dividends      [ ] Capital Gains         Deposit in my bank account through Fund Link (complete Section 6)
               [ ] Dividends      [ ] Capital Gains         Paid by check    [ ] To registration address  [ ] To third party below:

               --------------------------------------------------------------------------------------------------------


               Third Party Name                             Address

-------------------------------------------------------------------------------

5. Telephone
   Privileges --
   Exchanges and
   Redemptions

You will automatically have certain telephone exchange and redemption privileges described below for yourself and your dealer representative unless you decline such privileges by marking one or more of the boxes below:
I do not want the following transactions to be initiated by telephone:

Exchanges:    [ ] by myself or any person   [ ] by my dealer representative
Redemptions:  [ ] by myself or any person   [ ] by my dealer representative

If you do not decline the telephone privileges above, PIMCO Advisors Funds may accept telephone instructions from any person identifying himself as the owner of an account or the owner's dealer representative provided that PIMCO Advisors Funds follows reasonable procedures and believes the instructions to be genuine, and thus you risk possible losses in the event of a telephone request not authorized by you (See Section 12).

Shares of each Class may only be exchanged for shares of the same Class. The amount of a telephone redemption shall not exceed $50,000 and the proceeds may be payable only to the shareholder of record and mailed to the address of record.

-------------------------------------------------------------------------------
6. Fund Link
   Options
   A service which "links" your
   fund account with your bank
   account to conduct a variety
   of transactions over the phone.

   Check all options you want
   on your account.

   You must also complete Section 9
   of this application.

-------------------------------------
Fund Name
[ ] Purchase Payments and Redemptions
Purchase payments and redemptions will be automatically debited or credited to the bank account listed in Section 9 upon written or oral authorization.

Your dealer representative is automatically authorized to exercise Fund Link privileges unless you check below.

Check any transaction you do not want your dealer to conduct by Fund Link.
  [ ] Fund Redemptions via Fund Link  [ ] Fund Purchases via Fund Link

  [ ] Distributions

Dividend and/or capital gain distributions will be sent to the bank account listed in Section 9 as marked below.
  [ ] Dividends                       [ ] Capital Gains Distributions

]B% Auto-Invest -- Please also complete Section 7 of this application.

[ ] Automatic Withdrawal -- Please also complete Section 8 of this application.
-------------------------------------------------------------------------------
7. Auto-
   Invest
   Authorization to honor
   checks or ACH debits for
   automatic investment
   in the Funds.

   Also complete section 9
   of this application.

I/We hereby request to automatically invest by check, in the amounts listed below, on or about the
                             -----------------------
                                 (Day of Month)
of each [ ] month [ ] quarter, in my/our account in the Fund(s) marked below:
Designate the name of the Fund/s and the amount ($50 minimum for each fund selected).

                 [ ] Class A Shares
---------------- [ ] Class B Shares   -----------------
  Fund Name      [ ] Class C Shares   Amount to Purchase

                 [ ] Class A Shares
---------------- [ ] Class B Shares   ----------------
  Fund Name      [ ] Class C Shares   Amount to Purchase

                 [ ] Class A Shares
---------------  [ ] Class B Shares   -----------------
  Fund Name      [ ] Class C Shares   Amount to Purchase

Note: You must have an existing account in the Opportunity Fund to establish
      Auto-Invest in that Fund.
      Auto-Invest is not available for Money Market Fund B shares.

Automatic investments are subject to the following conditions:

(bullet) Your account will be charged on or about the date of each investment as shown above.

(bullet) The privilege of making investments by Auto-Invest may be revoked by PIMCO Advisors Fund without prior notice if any check is not paid upon presentation. PIMCO Advisors Funds shall be under no obligation to notify the undersigned as to the non-payment of any check.

(bullet) Auto-Invest may be discontinued by PIMCO Advisors Funds upon thirty
         (30) days written notice prior to any investment date or by the undersigned at any time by written notice to PIMCO Advisors Distribution Company, provided such notice is received at least ten
         (10) business days prior to the due date of any investment.

 ------------------------------------------------------------------------------
8. Automatic
   Withdrawal Plan

   (Minimum account
   balance $10,000)

   If withdrawals sent to a
   bank, also complete Section
   9 of this application.

I (We) hereby request that you establish a Withdrawal Plan by which I(we) will receive payments
 [ ] Monthly [ ] Quarterly
on                   from                      for
  ------------------     ---------------------    --------------------------
    Day of Month                 Fund                 Amount ($100 minimum)

I (We) would like withdrawals to begin: -------------------------. Checks
                                             Day, Month, Year
will be mailed on or about the selected day of each month or quarter.

Please send the Automatic Withdrawal Plan proceeds to (check one):

[ ] Account registration address [ ] Bank account listed in Section 9
[ ] Third part payee as follows:

-----------------------------------------------------------------------------
Name

-----------------------------------------------------------------------------
Address              City              State              Zip Code

Withdrawals will be sent to account registration address, or to the bank account in Section 9 below, unless otherwise specified. If you are authorizing redemption proceeds to be sent to the bank account, those shares will normally be redeemed three business days prior to the date you have selected to have your bank account credited. This plan is subject to the terms of the prospectus. PIMCO Advisors Distribution Company is hereby authorized to redeem shares from this account in accordance with the instructions listed above.

-----------------------------------------------------------------------
9. Bank Account
   Information

Please provide information on the bank you would like to link you PIMCO Advisors Fund account to:

Type of Account (Select one):

[ ] Checking Account (Please attach a pre-printed voided check)

[ ] Savings Account (Please attach a pre-printed personalized deposit slip with your account number encoded on it)

----------------------------    --------------------------------------------------------------------------------------------------
Bank Account Number             Bank Account Name(s)(Print title of your bank account exactly as it appears on your bank's records)


----------------------------------------------------------------------------------------------------------------------------
Bank Name                             Bank Address                                   Zip Code

-------------------------------------     ----------------------------------------------------------------------------------
Signature                        Date     Signature (if joint bank account, both must sign)               Date


           --------------------------------------------
           Tape your voided check or deposit slip here
           --------------------------------------------

-------------------------------------------------------------------------------
10. Rights of
    Accumulation

    (This option available for
    Class A shares only)

I own shares in other PIMCO Advisors Funds which may entitle this purchase to have a reduced sales charge under the provisions in the Fund Prospectus. (See "Cumulative Quantity Discount" in the Prospectus.)

----------------------------------------------------------------------------
Existing Account Name                    Account No.

----------------------------------------------------------------------------
Existing Account Name                    Account No.

----------------------------------------------------------------------------
Existing Account Name                    Account No.

-------------------------------------------------------------------------------
11. Letter of Intent
    (This option available for
    Class A shares only)

I agree to the Letter of Intent conditions stated in the current Prospectus. I intend to invest, within a 13-month period beginning on ----------------- (initial purchase date), in shares of the Fund(s) purchased with this application and one or more of the other Funds listed in Section 3 above, an aggregate amount which, together with the value of shares of any of the Funds owned by me on the initial purchase date, will be at least equal to:

[ ] $50,000   [ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000

If no date is specified, the initial purchase date will be the date of this purchase.
-------------------------------------------------------------------------------
12. Signature and
    Certification

I(we) understand that my(our) account will be automatically subject to certain telephone privileges if I(we) do not check the appropriate box in
Section 5 above and that PIMCO Advisors Funds shall not be liable for any loss incurred by me(us) by reason of accepting unauthorized telephone requests for my(our) account provided that PIMCO Advisors Funds follows reasonable procedures and believes the instructions to be genuine. The undersigned warrant(s) that I(we) have full authority and, if a natural person, I(we) am(are) of legal age to purchase shares pursuant to this application, have received a current Prospectus and agree to be bound by all the terms, conditions and account features selected in any and all parts of this Application and the Prospectus. Further, I(we) understand that I(we) may choose between three share classes. I(we) am(are) aware of the fee structures for the three share classes and have selected the class best suited to my(our) investment objectives. I(we) further understand that I(we) may not exchange from one class to another. Under the penalties of perjury, I certify that: (i) the number shown in section 1 above is my correct Social Security/ Taxpayer Identification Number or I have applied, or will apply, for such a number and will provide it within sixty (60) days after signing this application [if I don't supply such number within sixty (60) days, I am subject to withholding tax] and (ii) I am not subject to backup withholding because the IRS (a) has not notified me that I am subject to backup withholding as a result of failure to report all interest or dividends, or
(b) has rescinded a previously imposed backup withholding requirement. I am aware that if the Social Security or Tax Identification Number I have provided is incorrect, I am subject to backup withholding.

If you are subject to backup withholding, please cross out number (ii) above.

Sign exactly as account is to be registered:

---------------------------------------------  ----------------------------------------------------------------------------
Individual Signature                  Date     Signature of Corporate Officer, Trustee, etc.(if applicable)        Date

---------------------------------------------  ----------------------------------------------------------------------------
Joint Registrant Signature (if any)   Date     Title of Officer, Trustee, etc.

---------------------------------------------------------------------------------------------------------------------------
13. Dealer
    Information

--------------------------------------------------------------------------
(Please be sure to complete Representative first name and middle initial.)

---------------------------------------------   ----------------------------------------------------------------------------
Dealer Name                                     Representative's Last Name            First Name           Middle Initial

Dealer Head Office Address:                     Representative's Branch Office Address:

---------------------------------------------   ----------------------------------------------------------------------------
Address                                         Address

---------------------------------------------   -----------------------------------------------------------------------------
City     State      Zip Code                    City                            State                          Zip Code

(   )                                           (   )
--------------------------------------------    -------------------------------------   --------------------------------------
Telephone No.                                   Telephone No.                           Rep.'s A.E. No.

                                PIMCO ADVISORS FUNDS

                        STATEMENT OF ADDITIONAL INFORMATION


                                  FEBRUARY 1, 1996












      This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated February 1, 1996, as supplemented from time to time, and should be read in conjunction therewith. A copy of the Prospectus may be obtained from PIMCO Advisors Distribution Company, 2187 Atlantic Street, Stamford, Connecticut 06902.

                                 TABLE OF CONTENTS
------------------------------------------------------------------------------

INFORMATION REGARDING FUND INVESTMENTS ...................................... 1

DERIVATIVES ................................................................ 13

INVESTMENT RESTRICTIONS .................................................... 23

CONTINGENT DEFERRED SALES CHARGE AND INITIAL SALES CHARGE .................. 28

DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS ........................... 28

EXCHANGE PRIVILEGE ......................................................... 35

HOW TO REDEEM .............................................................. 35

HOW NET ASSET VALUE IS DETERMINED .......................................... 36

CALCULATION OF YIELD AND RETURN ............................................ 38

RECENT PERFORMANCE OF CLASS A SHARES ....................................... 41

RECENT PERFORMANCE OF CLASS B SHARES ....................................... 42

RECENT PERFORMANCE OF CLASS C SHARES ....................................... 43

PERFORMANCE COMPARISONS .................................................... 44

DISTRIBUTIONS .............................................................. 53

TAXES ...................................................................... 54

MANAGEMENT OF THE TRUST .................................................... 58

OTHER SERVICES ............................................................. 63

PORTFOLIO TRANSACTIONS ..................................................... 65

ORGANIZATION AND CAPITALIZATION OF THE TRUST ............................... 68

CERTAIN OWNERSHIP OF TRUST SHARES .......................................... 70

APPENDIX A ................................................................. 78

APPENDIX B ................................................................. 86

FINANCIAL STATEMENTS ....................................................... 87

                       INFORMATION REGARDING FUND INVESTMENTS
                       --------------------------------------


Debt Securities
---------------

      Many of the Funds may invest in corporate debt securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or if unrated, are of comparable quality in the opinion of the Fund's sub-adviser. A description of the ratings categories used is set forth in Appendix A to this Statement of Additional Information.


      A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., rated Ba or below by Moody's or BB or below by S&P) or (2) if unrated, determined by the Manger or relevant sub-adviser to be of comparable quality to obligations so rated.


      Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured... [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." S&P describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal ... whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories."

      Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds, in particular, by the High Income Fund and Equity Income Fund, are described as "speculative" by both Moody's and S&P. Investment in lower rated debt securities ("high yield securities") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

      High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

      The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Manager and the sub-advisers will seek to minimize the risks of investing in all debt securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

      Securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the fixed-income securities in the Fund's portfolio may be varied in response to anticipated changes in interest rates and to other economic factors, although under normal circumstances the Fund's debt securities will be primarily those with more than one year remaining to maturity. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a security may be sold and another of comparable quality and maturity (usually, but not always, of a different issuer) purchased at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Participation on Creditors Committees
-------------------------------------

      A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Manager and the sub-adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Other Asset-Backed Securities
--------------------------------------------------

      Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

      Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or guaranteed mortgages.

      Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.


      FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCS are not backed by the full faith and credit of the United States Government.


      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

      Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

      CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

      In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g. A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOS, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


      FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FEA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMO is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.


      If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

      Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.


      Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

      CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

      CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

      Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class) . The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

      Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Depository Receipts
-------------------

      The International and Emerging Markets Funds may invest in foreign securities in the form of American Depositary Receipts (ADR's), European Depositary Receipts (EDR's) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADR's are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDR's are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADR's, in registered form, are designed for use in the United States securities markets and EDR's, in bearer form, are designed for use in European securities markets.

Warrants
--------

      Each of the Global Income, High Income, Total Return Income, Short-Intermediate, Equity Income, Value, Growth, Discovery, Opportunity, Target, Precious Metals, Emerging Markets and International Funds may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. Each Fund may invest in warrants or rights acquired by such Fund as part of a unit or attached to securities at the time of purchase without limitation.

High Yield Securities
---------------------

      As stated in the Prospectus, many of the Funds may purchase High Yield Securities (as defined in the Prospectus) rated in either the fifth or (except for the Tax-Exempt Fund) sixth highest rating categories by any NRSRO or comparable unrated securities, and the Equity Income Fund may purchase High Yield Securities rated below the sixth highest rating category by any NRSRO or comparable unrated securities (but will not purchase any security in default on the date of acquisition). Each Fund of the Trust that may purchase High Yield Securities may continue to hold such securities following a decline in their rating if in the opinion of the Manager or the Funds' sub-adviser, as the case may be, it would be advantageous to do so.


Portfolio Turnover
------------------

      A change in securities held by a Fund is known as "portfolio turnover" and almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. As a result of the investment policies of the Funds, under certain market conditions their portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years. For purposes of reporting portfolio turnover rates, all securities which at the time of purchase have maturities of one year or less are excluded, so that it is expected that the policies of the Money Market Fund will result in a reported portfolio turnover rate of zero for that Fund, although it is anticipated that, like other funds with similar portfolios, it will change the securities in its portfolio frequently. As disclosed in the Prospectus, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

Repurchase Agreements
---------------------


      Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value) (20% of total assets in the case of the Tax Exempt Fund), except that no such limit applies in the case of the Money Market Fund or as to the other Funds when they are investing for temporary defensive purposes. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Manager and the sub-advisers, as appropriate, will monitor the creditworthiness of the counterparties.


Securities Loans
----------------


      Each Fund may make secured loans of its portfolio securities amounting to no more than 33 1/3% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager or the sub-adviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash, U.S. Government securities or other liquid high grade debt obligations at least equal at all times to the market value of the securities lent, provided that such loans made by the U.S. Government Fund will only be secured by cash and U.S. Government securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


Forward Commitments and Foreign Currency Transactions
-----------------------------------------------------

      As described in the Prospectus, each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date in a segregated account, cash, U.S. Government securities or other liquid high grade debt obligations in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Each Fund (other than the Money Market Fund, the Tax Exempt Fund and the U.S. Government Fund) may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      Many of the Funds may enter into forward foreign currency exchange contracts or purchase and sell foreign currency options in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign securities will usually involve foreign currencies, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in United States dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. The International, Emerging Markets, Global Income, High Income, Total Return Income and Short-Intermediate Funds may also use such instruments to shift exposure to foreign currency fluctuations from one currency to another.

      All Funds other than the International, Emerging Markets, Global Income, High Income, Total Return Income and Short-Intermediate Funds may enter into forward contracts only under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security, commodity or Metal-Indexed Note (see below) denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the transactions for a fixed amount of dollars, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.


      Second, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio investments denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

      Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager or the sub-adviser. The Funds' ability to engage in forward contracts may be limited by tax considerations.

When-Issued and Delayed Delivery Transactions
---------------------------------------------


      Each Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the relevant Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either (i) to create a segregated account with the Fund's custodian and to maintain in that account cash, U.S. Government securities or other liquid high grade debt obligations in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed delivery commitments or (ii) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


Borrowing
---------

      Subject to the limitations described under "Investment Restrictions" in this Statement, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. The Investment Company Act of 1940 (the "1940 Act") requires a Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


      Among the forms of borrowing in which some Funds may engage is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Asset coverage requirements of the 1940 Act require each Fund to maintain a segregated account with its custodian consisting of cash, U.S. Government securities or other liquid high grade debt obligations equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that a Fund collateralizes its obligations under a reverse repurchase agreement, the asset coverage requirements of the 1940 Act described above will not apply.


      Some Funds also may enter into "dollar rolls," such as "mortgage dollar rolls," which are similar to reverse purchase agreements in certain respects. In a "dollar role" transaction a Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price) ; and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


      A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that a Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


Tax Exempt Bonds
----------------


      As noted in the Prospectus, it is a policy of the Tax Exempt Fund to have 80% of its net assets invested in debt obligations the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax ("Tax Exempt Bonds") which are rated Baa or higher by Moody's or BBB or higher by S&P, or in one of the four highest rating categories of any other NRSRO, or which are unrated and determined by the Manager or the Fund's sub-adviser to be of quality comparable to obligations so rated. Under such policy, the Fund may invest up to 20% of its net assets in Tax Exempt Bonds rated in the fifth highest rating category by any NRSRO, or unrated obligations determined by the Fund's sub-adviser to be of quality comparable to obligations so rated. A description of these ratings is set forth in Appendix A hereto. From time to time, however, the Fund may have less than 80% of its net assets invested in Tax Exempt Bonds for temporary defensive purposes. The ability of the Fund to invest in securities other than Tax Exempt Bonds is limited by a requirement of the Internal Revenue Code that at least 50% of the Fund's total assets be invested in Tax Exempt Bonds at the end of each calendar quarter. See "Taxes."


      Tax Exempt Bonds share the attributes of debt securities generally (described elsewhere in this Statement and the Prospectus), but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Tax Exempt Bonds which the Tax Exempt Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).


      Under the Internal Revenue Code of 1986, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability.

      As noted in the Prospectus, Tax Exempt Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

      The Tax Exempt Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Tax Exempt Bonds due to changes in the sub-adviser's evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Tax Exempt Bonds typically has been less liquid than that for taxable debt securities, and this may affect the Fund's ability to sell particular Tax Exempt Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

      Prices and yields on Tax Exempt Bonds are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Tax Exempt Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

      As noted in the Prospectus, obligations of issuers of Tax Exempt Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Tax Exempt Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Bonds in the same manner.

Metal-Indexed Notes and Precious Metals
---------------------------------------

      The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to and thus varies directly with changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

      The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade or commercial paper rated in the top rating category by any NRSRO or of issuers that the Manager or the sub-adviser has determined to be of similar creditworthiness. Debt Obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Precious Metals Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

      The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's Metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Precious Metals Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

      Until recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the Securities Act of 1933 and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

      Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than 7 days notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission. The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the price determined in the manner described above, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

      It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased. The Precious Metals Fund will not invest in Metal-Indexed Notes that are not publicly traded until it is certain of how the Internal Revenue Service would characterize income derived from such notes.


                                    DERIVATIVES
                                    -----------


      The Prospectus describes the extent to which the Funds may employ strategies involving the use of derivative instruments such as options and futures contracts. The following discussion relates to the use of such strategies by the Funds which are authorized to employ them.

Options Transactions
--------------------


      No Fund will write options that are not "covered." A written call option is "covered" if the Fund owns the underlying security subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account with its custodian. A written put option is "covered" if the Fund maintains cash, U.S. Government securities or other liquid high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option and supply and demand interest rates.

      If the writer of an option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by depositing cash or high grade obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      The Funds which may write options may do so in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      The extent to which each Fund will be able to write and purchase call and put options will also be restricted by the Trust's intention to qualify each Fund as a regulated investment company under the federal income tax law. See "Taxes."

      OTC Options. The Funds will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

      It is the present policy of each Fund not to enter into any OTC option transaction if, as a result, more than 15% of that Fund's net assets would be invested in (i) OTC options purchased by the Fund, (ii) the illiquid portion (determined under the foregoing formula) of OTC options written by the Fund, and
(iii) other illiquid investments as set forth below under the heading "Investment Restrictions."

Futures Transactions
--------------------

      The Funds may sell futures contracts, purchase put options on futures contracts and write call options on futures contracts for the purpose of hedging their respective portfolios against the adverse effects of anticipated movements in interest rates (in the case of fixed-income securities), currency exchange rates (in the case of foreign securities) or precious metal prices (in the case of precious metals or securities of precious metal-related companies). The Funds may purchase futures contracts and call options thereon and write put options for the purpose of protecting a Fund against an increase in the market price of securities (or, in the case of the Precious Metals Fund, the commodities) it intends to acquire. Information concerning futures contracts and options on futures contracts is set forth below.

      Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

      Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

      The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

      The Funds may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities (or, in the case of the Precious Metals Fund, commodities) they own or intend to acquire. The Funds may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce a Fund's average yield (with respect to futures on fixed-income securities) as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging a Fund against a decline in the value of its investments in fixed-income securities. As such values decline, the value of a Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's fixed-income securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed-income securities. Employing futures as a hedge may also permit a Fund to assume a defensive posture without reducing its yield on its investments.

      Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of a futures contract, the Funds may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or commodities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

3031617.05

      Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. The Funds may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declines in stock market prices. The Funds may purchase put options on futures contracts in circumstances where they would sell futures contracts.

      The Funds may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

      Currency Futures and Related Options. A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a stated price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a stated price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction.

      Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract. The value of the option does not change and is reflected in the net asset value of the Fund.

      The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

      The Funds will write only covered put and call options on currency futures. This means that each such Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. Set forth below is a description of methods of providing cover that the Funds currently expect to employ, subject to applicable exchange and regulatory requirements. If other methods of providing appropriate cover are developed, the Funds reserve the right to employ them to the extent consistent with applicable regulatory and exchange requirements.


      A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, Treasury bills, or other high-grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the difference. Alternatively, the Fund may cover the call option by segregating with its custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

      In the case of put options on currency futures written by a Fund, the Fund will hold the aggregate exercise price in cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by the Fund in cash, U.S. Government securities or other liquid high grade debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures sold by the Fund falls below 100% of the market value of the put options written by the Fund, the Fund will so segregate an amount of cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the difference.


      Index Futures. A securities index assigns relative values to the securities comprising the index. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.


      The Funds will engage in transactions in index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. In connection with its purchase of index futures contracts, each Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with its custodian and/or in a margin account with a broker. Each Fund will cover any options it writes on index futures in the manner described above with respect to currency futures.


      Commodity Futures Contracts and Related Options. The Precious Metals Fund may purchase or sell precious metals futures contracts as a hedge against changes in the price of the underlying metal. Such futures contracts are standardized exchange-traded obligations. In the United States, futures contracts trade on one or more commodities exchange with respect to gold, silver, platinum, palladium and other commodities.

      A commodity futures contract is an agreement between two parties to buy and sell the commodity on a future date. Although futures contracts by their terms require actual delivery and acceptance of the underlying asset, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

      As an example of how the Precious Metals Fund might use commodity options, the Fund might purchase and sell gold futures contracts for the purpose of hedging its holdings of gold stocks, gold-indexed securities and gold bullion. For example, when a decline in the price of gold is anticipated, the Precious Metals Fund might seek to preserve its capital by selling gold futures contracts, buying put options on gold futures or writing a covered call option on gold futures.

      If the Precious Metals Fund were to assume a short position in gold futures contracts (that is, if it sold gold futures contracts) and the price of gold decreased, the value of its short position in gold futures contracts would increase at approximately the same rate, thereby preventing its net asset value from declining as much as it otherwise would have on account of the decrease in the price of gold and corresponding decline in the market value of the gold-related assets in which the Fund invests.

      If the Precious Metals Fund believed that gold bullion was undervalued relative to the price of gold stocks or sought a more rapid exposure to anticipated increases in the price of gold stocks, gold-indexed securities or gold bullion than is practical by buying such assets, the Precious Metals Fund might assume a long position in gold futures contracts (that is, buy gold futures contracts, purchase call options on gold futures or write a covered put option on gold futures).

Limitations on the Use of Options and Futures Portfolio Strategies
------------------------------------------------------------------

      No Fund will "over-hedge," that is, no Fund will maintain open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.


      In accordance with Commodity Futures Trading Commission Rule 4.5, no Fund will take positions (other than in bona fide hedging transactions) in futures or commodity option contracts if the aggregate initial margin and premium required to establish such positions exceed 5% of the Fund's liquidation value (after taking into account unrealized profits and losses on any such contracts). Furthermore, as required by Section 18 of the 1940 Act, no Fund will take a position in options, futures or other derivative transactions that obligate the Fund to make future payments unless the position is "covered," or the Fund segregates cash, U.S. Government securities or other liquid high-grade debt obligations with a value equal to the Fund's obligation (marked to market daily).


      A Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

Risk Factors in Options and Futures Transactions
------------------------------------------------

      Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the security.

      An exchange-traded option may be closed out only on a national securities exchange (an

"Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or until it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

      The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Manager may be considered to be such a group. These position limits may restrict the Funds' ability to purchase or sell options on a particular security.

      Futures Transactions. Investment by a Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

      Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Tax Exempt Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Tax Exempt Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

      Futures contracts may be used to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities based on concern regarding possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

      The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.


      The successful use of transactions in futures and related options also depends on the ability of the Manager or the Funds' sub-advisers to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or related option is held by a Fund or such rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, a Fund's total return for such period may be less than if it had not engaged in the hedging transaction.


Swap Agreements
---------------


      Certain of the Income Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e. the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictional basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or other liquid high grade debt obligations to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party (together with all other securities of that issuer) would exceed 5% of the Fund's assets.


      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the sub-adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The sub-adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

      Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants " which includes the following, provided the participant's total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million. Commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

      This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Note on Shareholder Approval
----------------------------

      Unless otherwise indicated, the investment policies and objectives of the Funds may be changed without shareholder approval.

                              INVESTMENT RESTRICTIONS
                              -----------------------

Fundamental Investment Restrictions
-----------------------------------

      Without a vote of the majority of the outstanding voting securities of a Fund, the Trust will not take any of the following actions with respect to such
Fund:

            (1) Except with respect to the High Income, U.S. Government and Short-Intermediate Funds, borrow money in excess of 10% of the value (taken at the lower of cost or current value) of a Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. The High Income, U.S. Government and Short-Intermediate Funds may borrow money from banks, other financial institutions, or other lenders, and similar investment techniques, so long as after any such transaction, the net assets of such Fund exceed all liability and indebtedness by 300%; provided, that each of these Funds may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests.

            (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction 1 above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

            (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

            (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land.


            (5) Except with respect to the Global Income Fund, acquire more than 10% of the voting securities of any issuer, both with respect to any Fund and to the Trust (with the exception of the Global Income Fund) in the aggregate.


            (6) Concentrate more than 25% of the value of its total assets in any one industry, or, in the case of the Tax Exempt Fund, in industrial development revenue bonds based, directly or indirectly, on the credit of private entities in any one industry; except that the Money Market Fund may invest up to 100% of its assets in certificates of deposit and bankers' acceptances issued by domestic banks, the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technology to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies. With respect to investments of the Tax Exempt Fund in utilities, gas, electric, water and telephone companies will be considered as being in separate industries.

Non-Fundamental Investment Restrictions
---------------------------------------

      It is contrary to the Trust's present policy with respect to any Fund created under the Trust, which may be changed by the Trustees without shareholder approval, to:


            (1) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days (d) OTC options (to the extent described above), and (e) IO/PO Strips (as defined in the Prospectus) if, as a result, more than 15% of a Fund's net assets (taken at current value) would then be invested in securities described in (a), (b), (c), (d) and
      (e) above. For the purpose of this restriction securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b).

            (2) With respect to the Tax Exempt Fund, invest less than 80% of the Fund's net assets in Tax Exempt Bonds rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or which are unrated and determined by the Fund's sub-adviser to be of comparable quality.


            (3) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)


            (4) Make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, except that the Short-Intermediate Fund may make short sales of securities or maintain a short position for the account of the Fund, provided that it maintains in a segregated account cash, U.S. Government securities or other liquid high grade debt obligations at such a level that (1) the segregated amount plus the amount of any collateral deposited with a broker in connection with the transaction at least equals the current market value of the securities sold short and (2) the segregated amount plus the amount deposited with the broker at least equals the value of the securities at the time they were sold short. In addition, the U.S. Government Fund will not make short sales of securities or maintain a short position unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time. (It is the present intention of management for the U.S. Government Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options.)

            (5) Purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon.

            (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements (in the case of the Tax Exempt Fund, with respect to not more than 20% of its total assets) or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the U.S. Government and Target Funds).

            (7) Invest in securities of any issuer if, to the knowledge of the Trust, any officers and Trustees of the Trust and officers and directors of the Manager who individually own beneficially more than 1/2 of 1% of the securities of that issuer, own beneficially in the aggregate more than 5%.


            (8) With the exception of the Global Income Fund, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 15% of the Money Market Fund's total assets taken at current value may be invested (without regard to such 5% limitation) in the obligations of any one bank and up to 25% of the International Fund's and Target Fund's total assets taken at current value may be invested (without regard to such 5% limitation) in the securities of an issuer; and provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities. For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Tax Exempt Bonds.


            (9) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions except for the International and Emerging Markets Funds, which may invest up to 10% of their assets in securities of other investment companies without regard to this restriction. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. (Under the 1940 Act no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.)


            (10) Purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper) if, as a result, such investments would exceed 10% of the value of the net assets of the relevant Fund; provided, however, that so long as a similar restriction applies under the Ohio Administrative Code, no Fund will invest more than 15% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition (including Rule 144A securities and Section 4(2) commercial paper).


            (11) With respect to the U.S. Government Fund, invest in any securities other than U.S. Government securities, repurchase agreements related thereto and put and call options thereon and futures contracts with respect to U.S. Government securities and options thereon.

            (12) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such investments (valued at the lower of cost or market) would exceed 5% of the value of a Fund's net assets; provided that not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.

            (13) Invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years and in equity securities for which market quotations are not readily available (excluding restricted securities) if, as a result, the aggregate of such investments would exceed 5% of the value of a Fund's net assets; provided, however, that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies. (Debt securities having equity features are not considered "equity securities" for purposes of this restriction.)


            (14) Write (sell) or purchase options except that (i) each Fund other than the Tax Exempt Fund and the Money Market Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and, with respect to the Equity Income, Value, Growth, Discovery, Opportunity, Target, Innovation, International, Emerging Markets, Global Income and Precious Metals Funds, on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (ii) the Tax Exempt Fund may purchase put options with respect to all or any part of its portfolio securities and call options with respect to securities that it is eligible to purchase; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased.

            (15) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Precious Metals Fund may purchase and sell interests in oil, gas and other natural resources (other than oil, gas or other mineral leases).

            (16) Make investments for the purpose of gaining control of a company's management.

            (17) Invest in certificates of deposit of any bank if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities (including certificates of deposit) of that bank, except that (i) the Money Market Fund may, to the extent permitted by Rule 2a-7 under the 1940 Act, invest more than 5% of its total assets in the securities (including certificates of deposit) of any bank and (ii) each other Fund may invest up to 25% of its total assets without regard to this restriction.

            (18) With respect to the Money Market Fund only, invest in obligations of any bank if, immediately after such investment, more than 5% of the total assets of the Money Market Fund (taken at current value) would be invested in the securities (including certificates of deposit) of such bank, except as otherwise permitted by Rule 2a-7 under the 1940 Act.

            (19) Purchase or sell real estate, including investments in limited partnerships that invest directly in real estate; provided, however, that the Trust may invest in readily marketable interests in real estate investment trusts or readily marketable securities of companies that invest in real estate.

            (20) Make any additional investment if, immediately after such investment, the Fund's outstanding borrowings of money would exceed 5% of the current value of the Fund's total assets.

            (21) With respect to the Target Fund, invest in commodities or commodity futures contracts.

            (22) Engage in short-term trading as a matter of policy; provided, however, that in pursuing a Fund's investment objective, the Fund's sub-adviser will continue to monitor all securities positions of the Fund and will seek to dispose of any position that it believes is no longer consistent with achieving optimum performance.

      Although Restriction (8) permits the Money Market Fund to invest up to 15% of its total assets in the obligations of any one bank, federal regulations applicable to the Fund currently prohibit the Fund (with limited exceptions) from making any investment that would result in more than 5% of the Fund's assets being invested in obligations of a single issuer.

      All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

      The phrase "shareholder approval," as used in the Prospectus, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                          CONTINGENT DEFERRED SALES CHARGE
                             AND INITIAL SALES CHARGE
                             ------------------------

      As described in the Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of the Class A, Class B and Class C shares. Because contingent deferred sales charges are calculated on a Fund-by-Fund basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemptions.

      In certain cases described in the Prospectus, the contingent deferred sales charge is waived on redemptions of Class A, Class B or Class C shares for certain classes of individuals or entities on account of (i) the fact that the Trust's sales-related expenses are lower for certain of such classes than for classes for which the contingent deferred sales charge is not waived, (ii) waiver of the contingent deferred sales charge with respect to certain of such classes is consistent with certain Internal Revenue Code policies concerning the favored tax treatment of accumulations, and (iii) with respect to certain of such classes, considerations of fairness, and competitive and administrative factors.


      For the fiscal years ended September 30, 1993, 1994 and 1995, PIMCO Advisors Distribution Company, the Trust's principal underwriter (the "Distributor"), received $2,048,185, $1,723,241, and $1,007,285 respectively, in contingent deferred sales charges on Class C shares. The contingent deferred sales charge applicable to Class B shares (which were not yet offered) and certain Class A shares as described in the Prospectus was not in effect through September 30, 1994. For the fiscal year ended September 30, 1995, the Distributor received $0 in contingent deferred sales charges on Class A shares and $13,125 in contingent deferred sales charges on Class B shares.

      As described in the Prospectus under the caption "Alternative Purchase Arrangements -- Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust (except with respect to the Money Market Fund) are sold pursuant to an initial sales charge, which declines as the amount of purchase reaches certain defined levels. For the fiscal years ended September 30, 1993, 1994 and 1995, the Distributor received $1,004,469, $3,920,611, and $3,708,105 respectively, and retained $242,174, $371,079, and $366,062, respectively, in initial sales charges.


                  DISTRIBUTOR AND DISTRIBUTION AND SERVICING PLANS
                  ------------------------------------------------


      As stated in the text of the Prospectus under the caption "Distributor and Distribution and Servicing Plans," shares of the Trust are continuously offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers"). Under the Distributor's Contract between the Trust and the Distributor (the "Distribution Agreement"), the Distributor is not obligated to sell any specific amount of shares of the Trust and will purchase shares for resale only against orders for shares.

      Pursuant to the Distribution and Servicing Plans described in the Prospectus, in connection with the distribution of Class B and Class C shares of the Trust, the Distributor receives certain distribution fees from the Trust, and in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, the Distributor receives certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Prospectus, the distribution and servicing fees may be paid in respect of services rendered and expenses borne in the past with respect to each such class as to which no distribution and servicing fees were paid on account of such limitations. As described in the Prospectus, the Distributor pays all or a portion of the distribution and servicing fees it receives from the Trust to participating and introducing brokers.


      Each Distribution and Servicing Plan may be terminated with respect to the class of shares of any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"), or by vote of a majority of the outstanding voting securities of that class. Any change in any Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. Each Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


      The Distribution Agreement may be terminated with respect to any Fund or class of shares thereof at any time on 60 days written notice without payment of any penalty either by the Distributor or by such Fund by vote of a majority of the outstanding voting securities of that Fund or that class, as the case may be, or by vote of a majority of the Independent Trustees.

      The Distribution Agreement and the Distribution and Servicing Plans will continue in effect with respect to each Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      If the Distribution Agreement or the Distribution and Servicing Plans are terminated (or not renewed) with respect to one or more Funds, they may continue in effect with respect to any class of any Fund as to which they have not been terminated (or have been renewed).


      For the fiscal years ended September 30, 1993, 1994 and 1995, the Trust paid the Distributor $25,971,451, $33,696,037, and $34,667,013, respectively, pursuant to the Distribution and Servicing Plan applicable to the Class C shares (the "Class C Plan") allocated among the Funds as follows:

                              Year Ended       Year Ended      Year Ended
                          Sept. 30, 1993     Sept. 30, 1994    Sept. 30, 1995
                          --------------     --------------------------------
Equity Income           $    628,911      $   1,475,042      $ 1,694,012
Value                            N/A                N/A            9,948
Growth                     9,799,698         10,702,536       11,397,447
Target                     1,073,001          4,419,960        6,402,149
Discovery                        N/A                N/A           31,233
Opportunity                4,129,361          5,720,431        5,976,316
Innovation                       N/A                N/A          229,411
International                566,091          2,493,832        2,422,761
Emerging Markets                 N/A                N/A              N/A
Precious Metals              129,784            455,351          490,116
Global Income                    N/A                N/A              N/A
High Income                2,464,991          2,175,184        1,548,152
Total Return Income              N/A                N/A          173,015
Tax Exempt                   640,396            786,687          589,843
U.S. Government Fund       5,430,975          4,516,318        3,085,069
Short-Intermediate         1,009,787            813,722          525,319
Money Market                  98,456            136,974           92,222
                         -----------        -----------           ------
  Total                  $25,971,451        $33,696,037      $34,667,013
                         ===========        ===========      ===========

3031617.05

      During the fiscal year ended September 30, 1995, the amounts collected pursuant to the Class C Plan and the contingent deferred sales charge imposed on Class C shares were used as follows: sales commissions and other compensation to sales personnel, $_______; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $________. The total, if allocated among the Funds based on the net assets attributable to their Class C shares at September 30, 1995, would have been as follows:


                                         Sales Material
                                         and Other
                         Compensation    Expenses           Total
                         ------------    --------           -----
Equity Income                 $              $                 $
Value
Growth
Target
Discovery
Opportunity
Innovation
International
Emerging Markets              N/A            N/A               N/A
Precious Metals
Global Income                 N/A            N/A               N/A
High Income
Total Return Income
Tax Exempt
U.S. Government
Short-Intermediate
Money Market

  Total                       $              $                 $


      During the fiscal year ended September 30, 1995, unreimbursed expenses of the Trust's principal underwriters under the Class C Plan were reduced from $5,041,000 to $_______.

3031617.05

      For the fiscal years ended September 30, 1993, 1994 and 1995, the Trust paid the Distributor $537,682, $868,789 and $1,064,958, respectively, pursuant to the Distribution and Servicing Plan applicable to the Class A shares (the "Class A Plan"):


                            Year Ended         Year Ended         Year Ended
                          Sept. 30, 1993     Sept. 30, 1994    Sept. 30, 1995
                          --------------     --------------    --------------
Equity Income            $     9,463        $   28,435          $ 33,249
Value                            N/A               N/A             1,132
Growth                       216,014           247,275           289,263
Target                        47,625           175,437           251,511
Discovery                        N/A               N/A             3,359
Opportunity                  161,347           247,239           255,940
Innovation                       N/A               N/A            28,918
International                  8,785            51,731            49,788
Emerging Markets                 N/A               N/A               N/A
Precious Metals                5,914            19,794            22,178
Global Income                    N/A               N/A               N/A
High Income                   12,846            12,638            12,478
Total Return Income              N/A               N/A            42,334
Tax Exempt                     6,213             7,170             6,485
U.S. Government               42,449            47,012            37,643
Short-Intermediate            22,236            16,560            15,482
Money Market                   4,700            15,498            15,198
                               -----            ------            ------
  Total                     $537,682          $868,789        $1,064,958
                            ========          ========        ==========

      During the fiscal year ended September 30, 1995, the amounts collected pursuant to the Class A Plan were used as follows: commissions and other compensation to dealers, $________; preparing, printing and distributing materials to shareholders, and other expenses (including data processing, legal and operations), $________. The total, if allocated among the Funds based on the net assets attributable to their Class A shares at September 30, 1995, would have been as follows:


                                             Distribution
                                             of Materials
                                              and Other
                             Compensation     Expenses             Total
                             ------------     --------             -----


Equity Income                   $                 $                  $
Value
Growth
Target
Discovery
Opportunity
Innovation
International
Emerging Markets               N/A                 N/A               N/A

Precious Metals
Global Income                  N/A                 N/A               N/A
High Income
Total Return Income
Tax Exempt
U.S. Government
Short-Intermediate
Money Market


  Total                        $                   $                 $
                               ======              ======            =====


      The Distribution and Servicing Plan applicable to the Class B shares (the "Class B Plan") was not in effect during the fiscal years ended September 30, 1993, and 1994.

      For the fiscal year ended September 30, 1995, the Trust paid the Distributor $87,552 pursuant to the Distribution and Servicing Plan applicable to the Class B shares (the "Class B Plan") allocated among the Funds as follows:


                                Year Ended
                              Sept. 30, 1995
                              --------------


Equity Income               $     2,071
Value                             6,833
Growth                           12,583
Target                           11,816
Discovery                        17,516
Opportunity                         N/A
Innovation                        9,364
International                       555
Emerging Markets                    N/A
Precious Metals                     270
Global Income                       N/A
High Income                       6,688
Total Return Income              15,137
Tax Exempt                          745
U.S. Government Fund              1,900
Short-Intermediate                2,038
Money Market                         36
                            -----------
  Total                     $    87,552
                            ===========


      During the fiscal year ended September 30, 1995, the amounts collected pursuant to the Class B Plan and the contingent deferred sales charge imposed on Class B shares were used as follows: sales commissions and other compensation to sales personnel, $_______; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $________. The total, if allocated among the Funds based on the net assets attributable to their Class B shares at September 30, 1995, would have been as follows:

                                         Sales Material
                                         and Other
                         Compensation    Expenses           Total
                         ------------    --------           -----
Equity Income              $              $                 $
Value
Growth
Target
Discovery
Opportunity
Innovation
International
Emerging Markets
Precious Metals
Global Income
High Income
Total Return Income
Tax Exempt
U.S. Government
Short-Intermediate
Money Market

  Total                    $              $                 $
                           ======         ======            =====


      The Trustees believe that the Distribution and Servicing Plans have provided and will provide benefits to the Trust. The Trustees believe that the Class A, Class B and Class C Plans have resulted in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would have occurred in the absence of the Plans or under alternative distribution schemes. The Trustees believe that the effect on sales and/or redemptions benefit the Trust by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

                                EXCHANGE PRIVILEGE
                                ------------------

      As described in the Prospectus under the caption "Exchange Privilege," a shareholder may exchange Class A, Class B and Class C shares of any Fund for shares of any other Fund within the same class on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in the Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge only, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made.

      Orders for exchanges accepted by the Distributor prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

      An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12-month period or in any calendar quarter; provided, that if such limitation on exchanges is adopted, exchanges into the Money Market Fund from any other Fund would not be counted.

      The Trust reserves the right to modify or discontinue the exchange privilege at any time.

                                   HOW TO REDEEM
                                   -------------

      The procedures for redemption of Trust shares are summarized in the text of the Prospectus following the caption "How to Redeem."

      The Trust may suspend the right of redemption and may postpone payment only when the New York Stock Exchange is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Securities and Exchange Commission.

      The Trust reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder's account in any Fund falls below a specified level, currently set at $250. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Trust. The Trust also reserves the right to redeem shares in a shareholder's account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

                         HOW NET ASSET VALUE IS DETERMINED
                         ---------------------------------

      As described in the text of the Prospectus following the caption "How Net Asset Value is Determined," the net asset values of each class of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Funds' portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported -- and in the case of certain securities traded over-the-counter -- the mean between the last reported bid and asked prices. Many debt securities, including U.S. Government securities and Tax Exempt Bonds, are traded in the over-the-counter market. The Trust believes that as a general matter it is not appropriate to value such debt securities on the basis of the last available bid price. Therefore, each Fund's holdings of such debt securities are valued at fair value by a pricing service. In determining the fair value of each such debt security, the pricing service relies on one or more of the following factors: valuations obtained from recognized dealers, information on transactions for similar securities, general market information, and matrix comparisons of various characteristics of debt securities, such as quality, yield and maturity. Options, futures and options on futures which are traded on exchanges are valued at settlement price as determined by the appropriate clearing corporation. Over-the-counter options are valued at fair value, as determined in good faith by the Trustees or by persons acting at their directions. Obligations having remaining maturities of 60 days or less and securities held in the Money Market Fund portfolio will be valued at amortized cost by the Board of Trustees or persons acting pursuant to guidelines established by the Board of Trustees if the Board of Trustees determine that amortized cost fairly reflects market-based values. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of the Fund's portfolio or, in the case of the Money Market Fund, in the daily computation of net income of each class.

      The valuation of the Money Market Fund's portfolio instruments at amortized cost is permitted in accordance with Rule 2a-7 under the Act. Under this Rule, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of 397 days or less and to invest only in securities determined under the supervision of the Trustees to present minimal credit risks and which satisfy certain other quality and diversification tests under Rule 2a-7. The Fund is further required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of the Fund's shares as computed for the purpose of distribution, redemption and repurchase at a single value, which the Trustees have determined will be $1.00 per share. Such procedures will include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of any class of the Fund's shares calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, or in any event if the deviation exceeds .5%, they shall take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share for each class by using readily available market quotations.

      As described in the Prospectus, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction. The fair value of any securities from time to time held by any Fund of the Trust for which no ready market exists is generally determined by the Manager and/or relevant sub-adviser in accordance with procedures approved by the Trustees. Such procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Trust could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

      Market quotations are not considered to be readily available for certain debt securities; such investments are stated at fair value on the basis of valuations furnished by a pricing service approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities, evaluated mean between bid and asked prices and various relationships between securities which are generally recognized by institutional traders.

      There are certain debt securities in which the Trust may invest, however, for which prices from pricing services or agents are generally not available. The daily fair value of some of such securities may be determined by the Manager and/or the relevant sub-adviser using the following procedure: At the time of purchase, the duration of the security is determined, and a U.S. Treasury security of similar duration is selected to serve as a proxy for the price movements of the purchased security. The price of the purchased security will be adjusted with any fluctuation in the price of the U.S. Treasury security, while maintaining the differential in price between the purchased security and the proxy U.S. Treasury security that existed at the time of purchase. The Manager and/or sub-adviser will review the duration of the purchased security at any time it believes there may have been a significant change in the security's duration and, in any case, no less frequently than monthly. If the duration of the security changes, a new U.S. Treasury security (with appropriate duration) will be selected as the proxy. Also, the Manager and/or the sub-adviser will monitor the validity of this pricing procedure by (i) comparing the actual sales proceeds for the security when sold to the price determined by the method described here, and (ii) periodically obtaining actual market quotes for the security.

      Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of each class of a Fund's shares are computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange and such change in value will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of a Fund's securities occur during such period, then such securities will be valued at their fair value as determined in good faith by the Trustees.


      Expenses of the Trust directly charged or attributable to any Fund will be paid from the assets of that Fund. Expenses for shareholder service arrangements and the distribution of securities of a particular class of shares will be paid from the assets of that class. Each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of a Fund's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. General expenses of the Trust will be allocated among and charged to the assets of each Fund and each class on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of each Fund and each class or the nature of the services performed and relative applicability to each Fund or class.


                          CALCULATION OF YIELD AND RETURN
                          -------------------------------

Yield of the Money Market Fund
------------------------------

      As summarized in the Prospectus under the heading "Performance Information," the "Yield" of each class of shares of the Money Market Fund for a seven-day period (the "base period") will be computed by determining the "net change in value" of each class (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of each class of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "Effective Yield") which assumes that net income is reinvested in each class of Fund shares at the same rate as net income is earned by each class for the base period.

      The Money Market Fund's Yield and Effective Yield of each class of its shares will vary in response to fluctuations in interest rates and in the expenses of each class of the Money Market Fund. For comparative purposes the current and Effective Yields of each class should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above. In addition, investors should recognize that unlike typical money market funds, the Money Market Fund is specifically intended as a temporary investment for investors who are considering in which of the other Funds of the Trust to invest or whose investment objectives have changed so that investment in the Money Market Fund is suitable. The Money Market Fund's Yield and Effective Yield do not take into account any applicable contingent deferred sales charges.


Yields of the Equity Income, Global Income, High Income, Total Return Income,
-----------------------------------------------------------------------------
Tax Exempt, U.S. Government and Short-Intermediate Funds
--------------------------------------------------------

      As summarized in the Prospectus under the heading "Performance Information," Yields of each class of shares of the Equity Income, Global Income, High Income, Total Return Income, Tax Exempt, U.S. Government and Short-Intermediate Funds will be computed by annualizing net investment income for each class for a recent 30-day period and dividing that amount by the maximum offering price of each class (reduced by any undeclared earned income of each class expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income for each class will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yields of these Funds will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund or each class of shares. These factors, possible differences in the methods used in calculating yield and (in the case of the Tax Exempt Fund) the tax exempt status of distributions should be considered when comparing a Fund's Yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Funds' various classes of shares and to the relative risks associated with the investment objectives and policies of the various Income Funds. These Yields do not take into account any applicable contingent deferred sales charges.


      The Tax Exempt Fund may also advertise a Tax Equivalent Yield of each class of its shares, calculated as described above except that, for any given tax bracket, net investment income of each class will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of each class of the Fund plus (ii) the tax exempt income of each class of the Fund divided by the difference between 1 and the effective federal income tax rates for taxpayers in that tax bracket. For example, taxpayers with the marginal federal income tax rates indicated in the following table, which reflects the changes in marginal tax rates and income tax brackets in effect for 1995, would have to earn the Tax Equivalent Yields shown in order to realize an after-tax return equal to the corresponding tax free yield shown.


                    Filing Status                            Marginal                A tax-exempt yield of
Single                            Married filing jointly     tax rate*         3%    4%    5%    6%    7%
                                                                                 is equivalent to a taxable yield of
                    Taxable income
$22,750 or less                 $38,000 or less              %       %         %     %     %     %

Over $22,750 but                Over $38,000 but             %                 %     %     %     %     %
   not over $55,000                not over $91,850
Over $55,000 but                Over $91,850 but             %                 %     %     %     %     %
   not over $115,000               not over $140,000
Over $115,000 but               Over $140,000 but            %                 %     %     %     %     %
   not over $250,000               not over $250,000
Over $250,000                   Over $250,000                %                 %     %     %     %     %


* These marginal tax rates do not take into account the effect of the phaseout of itemized deductions and personal exemptions. For 1995, marginal tax rates increased on account of the phaseout of itemized deductions for taxpayers whose adjusted gross income exceeds $_____. For 1995, marginal tax rates increased on account of the phaseout of personal exemptions for taxpayers whose adjusted gross income exceeds $_______ (single returns) or $_____ (joint returns).


      As is shown in the above table, the advantage of tax-free investing becomes more advantageous to an investor as his or her marginal tax rate increases.

      The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields.

      At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.


      Investors in the Income Funds are specifically advised that the net asset values per share of each class will vary just as Yields for each class will vary. For example, during the twelve months ended December 31, 1994, the net asset value per share of Class C shares of the U.S. Government Fund was as high as $9.60 and as low as $8.40. An investor's focus on the Yield of a class of shares of an Income Fund to the exclusion of the consideration of the share value of a class of shares of that Fund may result in the investor's misunderstanding the Total Return he or she may derive from that Fund.


Calculation of Total Return
---------------------------

      As summarized in the Prospectus under the heading "Performance Information", Total Return with respect to a Fund's Class A, Class B and Class C shares is a measure of the change in value of an investment in a class of shares of a Fund over the period covered (in the case of Class A shares, giving effect to the maximum initial sales charge), which assumes any dividends or capital gains distributions are reinvested in that class of the Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the class (deducting in the case of Class A shares the maximum applicable initial sales charge) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares in the class owned at the end of the period by the net asset value per share of the class on the last trading day of the period; (3) assuming redemption at the end of the period (deducting any applicable contingent deferred sales charge); and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


      The manner in which Total Return and Yield of the Class A, Class B and Class C shares will be calculated for public use is described above. The following tables summarize the calculation of Total Return and Yield for the Class A, Class B and Class C shares of each Fund, where applicable, through September 30, 1995.

3031617.05



                              PIMCO ADVISORS FUNDS

                      RECENT PERFORMANCE OF CLASS A SHARES
                       (based on maximum offering price)
                            As of September 30, 1995



                                                    Average Annual Total Return
---------------------------------------------------------------------------------------------------
                       Inception   Current    Inception   Year       5 Years    10 Years   Lipper
Fund                   Date        SEC        to          Ended      Ended       Ended     Rank -
                                   Yield at   9/30/95*    9/30/95*   9/30/95*   9/30/95*   Year
                                   9/30/95*                                                Ended
                                                                                           9/30/95*
---------------------------------------------------------------------------------------------------
Equity Income**        02/01/91    1.84      14.52       9.71        NA          NA        100/119
Value                  6/27/95     2.43      6.11        NA          NA          NA        NA
Growth                 10/26/90    NA        15.46       16.88       NA          NA        357/550
Target                 12/17/92    NA        17.97       19.55       NA          NA        46/92
Discovery              6/27/95     NA        11.75       NA          NA          NA        NA
Opportunity            12/17/90    NA        32.81       31.98       NA          NA        10/153
Innovation             12/22/94    NA        53.60       NA          NA          NA        NA
International**        02/01/91    NA        7.20        (9.00)      NA          NA        201/222
Precious Metals**      02/01/91    NA        10.91       (17.60)     NA          NA        26/38
High Income**          02/06/91    8.08      6.56        9.02        NA          NA        NA
Total Return Income    12/22/94    4.73      7.59        NA          NA          NA        NA
Tax Exempt             03/14/91    4.18      6.13        5.69        NA          NA        40/213
US Government          01/03/91    6.01      6.21        7.24        NA          NA        25/90
Short-Intermediate**   08/16/91    5.54      4.00        6.00        NA          NA        20/136
Money Market           03/05/91    5.34      NA          NA          NA          NA        39/251


      More recently updated performance figures can be obtained from the Distributor.

   *  Assumes payment of current maximum sales charge at time of purchase.


   ** The investment objective and policies of the Equity Income Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals, High Income and Short-Intermediate Funds were changed effective on November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies then been in effect.

                              PIMCO ADVISORS FUNDS
                              --------------------

                      RECENT PERFORMANCE OF CLASS B SHARES
                            As of September 30, 1995

                                                   Average Annual Total Return
------------------------------------------------------------------------------------
                     Inception   Current     Inception    Year     5 Years  10 Years
Fund                 Date        SEC         to           Ended    Ended     Ended
                                 Yield at    9/30/95      9/30/95  9/30/95  9/30/95
                                 9/30/95
------------------------------------------------------------------------------------
Equity Income        5/22/95     1.23        13.25        NA       NA       NA
Value                6/27/95     1.83        7.25         NA       NA       NA
Growth               5/23/95     NA          10.21        NA       NA       NA
Target               5/22/95     NA          15.29        NA       NA       NA
Discovery            6/27/95     NA          8.60         NA       NA       NA
Innovation           5/22/95     NA          24.13        NA       NA       NA
International        5/22/95     NA          3.98         NA       NA       NA
Precious Metals      6/15/95     NA          2.50         NA       NA       NA
High Income          5/22/95     7.71        4.87         NA       NA       NA
Total Return Income  5/22/95     4.19        3.84         NA       NA       NA
Tax Exempt           5/30/95     3.62        0.79         NA       NA       NA
US Government        6/2/95      5.54        1.57         NA       NA       NA
Short-Intermediate   5/22/95     4.96        3.29         NA       NA       NA
Money Market         7/17/95     4.40        NA           NA       NA       NA

More recently updated performance figures can be obtained from the Distributor.

3031617.05


                              PIMCO ADVISORS FUNDS

                      RECENT PERFORMANCE OF CLASS C SHARES
                            As of September 30, 1995





                                                    Average Annual Total Return
------------------------------------------------------------------------------------
                                   Current   Inception    Year     5 Years  10 Years
Fund                  Inception    SEC       to           Ended    Ended    Ended
                      Date         Yield at  9/30/95      9/30/95  9/30/95  9/30/95
                                   9/30/95
------------------------------------------------------------------------------------
Equity Income*        04/18/88     1.21      9.55         15.15    14.91    NA
Value                 6/27/95      1.84      31.13        NA       NA       NA
Growth                02/24/84     NA        16.24        22.79    15.80    16.32
Target                12/17/92     NA        19.47        25.55    NA       NA
Discovery             6/27/95      NA        37.63        NA       NA       NA
Opportunity           02/24/84     NA        20.34        38.63    32.26    21.26
Innovation            12/22/94     NA        63.97        NA       NA       NA
International*        08/25/86     NA        6.86         (4.46)   8.61     NA
Precious Metals*      10/10/88     NA        2.54         (13.46)  4.83     NA
High Income*          02/24/84     7.74      7.81         13.52    6.97     7.19
Total Return Income   12/22/94     4.20      13.79        NA       NA       NA
Tax Exempt            11/01/85     3.64      7.96         10.05    7.02     NA
US Government         09/16/85     5.55      7.36         11.77    7.32     7.36
Short-Intermediate*   08/16/91     5.20      4.22         8.25     NA       NA
Money Market          02/24/84     5.35      NA           NA       NA       NA
Indexes
S&P 500                                                   29.75    17.23    16.04
Russell 2000                                              23.04    21.60    12.73
Index
Lehman                                                    13.57    9.56     9.66
Government
Index

More recently updated performance figures can be obtained from the Distributor.


* The investment objective and policies of the Equity Income Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals, High Income and Short-Intermediate Funds were changed effective on November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies then been in effect.

                             PERFORMANCE COMPARISONS
                             -----------------------

Yield and Total Return
----------------------

      Performance information is computed separately for each class of a Fund's shares. Each Fund may from time to time include the Total Return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. Each Income Fund may from time to time include the Yield and Total Return of each class of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the Total Return of each class (and Yield of each class in the case of the Income Funds) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

      Information provided to any newspaper or similar listing of the Fund's net asset values and public offering prices will separately present each class of shares.

      The Total Return of each class (and Yield of each class in the case of the Income Funds) may also be used to compare the performance of each class of a Fund's shares against certain widely acknowledged standards or indices for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

      The Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 385 industrial, 15 transportation, 45 utilities and 55 financial services concerns. The S&P 500 represents about 77% of the market value of all issues traded on the New York Stock Exchange.


      The Standard & Poor's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of March 8, 1995, approximately 26% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 72% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. It is a market-value weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.


      The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.


      The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500 Index. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.


      The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

      The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

      The Merrill Lynch U.S. Treasury Intermediate-term Index is an unmanaged index of ten U.S. Treasury securities with maturities ranging from 10 to 14.99 years. Over the ten year period from December 31, 1984 to December 31, 1994, according to the Merrill Lynch U.S. Treasury Intermediate-term Index, 24% of Total Return was derived from price appreciation and 76% of Total Return was derived from income.

      BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3 month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc. a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7 day average yield paid on money market funds.

      From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one, three, five and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1994, the U.S. equity market capitalization represented approximately 33% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.


      From time to time, the Trust may use, in its advertisements and other information relating to the Equity Income, Value, Growth, Target, Discovery, Opportunity, Innovation, International and Emerging Markets Funds, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1970 through 1994 (as well as a cumulative return and average annual return for that 25 year period) for the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                      S&P 500

                     Consumer Price
Period               Index            Treasury Bills              Index
------               -----            --------------              -----

1970                   4.0%                 6.5%                    5.5%
1971                  14.3                  4.4                     3.4
1972                  18.9                  3.8                     3.4
1973                 -14.7                  6.9                     8.8
1974                 -26.5                  8.0                    12.2
1975                  37.2                  5.8                     7.0
1976                  23.8                  5.0                     4.8
1977                  -7.2                  5.1                     6.8
1978                   6.5                  7.2                     9.0
1979                  18.4                 10.4                    13.3
1980                  32.4                 11.2                    12.4
1981                  -4.9                 14.7                     8.9
1982                  21.4                 10.5                     3.8
1983                  22.5                  8.8                     3.8
1984                   6.3                  9.9                     3.9
1985                  32.2                  7.7                     3.8
1986                  18.5                  6.1                     1.1
1987                   5.2                  5.5                     4.4
1988                  16.8                  6.3                     4.4
1989                  31.5                  8.4                     4.6
1990                  -3.2                  7.8                     6.1
1991                  30.5                  5.6                     3.1
1992                   7.7                  3.5                     2.9
1993                  10.1                  2.9                     2.7
1994                   1.3                  3.9                     2.7


--------------------------------------------------------------------------------
Cumulative Return
1970-1994           1249.6%               444.3%                  297.2%
--------------------------------------------------------------------------------
Average Annual Return
1970-1994             11.0%                 7.0%                    5.7%
--------------------------------------------------------------------------------

      The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by

  P  =    1- rd
   t     [   ---]
             360

  where,
         r = decimal yield on the bill at time t (the average of bid and ask quotes); and

         d = the number of days to maturity as of time t.


      Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through 1994 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500 Index).


                        Small           Mid-Sized           Large
Period                Companies         Companies         Companies
------                ---------         ---------         ---------
1981 (2/28 -12/31)       1.8              10.6             -2.5
1982                    25.0              22.7             21.4
1983                    29.1              26.1             22.5
1984                    -7.3               1.2              6.3
1985                    31.1              36.0             32.2
1986                     5.7              16.2             18.5
1987                    -8.8              -2.0              5.2
1988                    24.9              20.9             16.8
1989                    16.2              35.6             31.5
1990                   -19.5              -5.1             -3.2
1991                    46.1              50.1             30.5
1992                    18.4              11.9              7.7
1993                    18.9              14.0             10.1
1994                    -1.8              -3.6              1.3
--------------------------------------------------------------------------------
Cumulative Return
2/28/81-12/31/94       353.8%            666.3%           491.8%
--------------------------------------------------------------------------------
Average Annual Return
2/28/81-12/31/94        11.6%             15.9%            13.7%
--------------------------------------------------------------------------------

      From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1970 through 1994 (as well as cumulative return and average annual return for that 25 year period) for an all-stock portfolio (using the S&P 500 Index), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500 Index, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Morgan Stanley Capital International Gold Mining Index.


                                                             Stocks 45%
                      All                All                 Bonds 45%
Period              Stocks              Bonds              Gold Stocks 10%
------              ------              -----              ---------------
1970                   4.0              18.4                    12.7
1971                  14.3              11.0                    10.4
1972                  19.0               7.3                    15.5
1973                 -14.7               1.1                     4.2
1974                 -26.5              -3.1                   -10.9
1975                  37.5              14.6                    20.4
1976                  23.8              18.6                    15.0
1977                  -7.2               1.7                      .5
1978                   6.5               0.00                    3.4
1979                  18.4              -4.2                    21.3
1980                  32.4              -2.6                    19.3
1981                  -4.9              -0.1                    -6.0
1982                  21.4              43.8                    33.9
1983                  22.5               4.7                    12.0
1984                   6.3              16.4                     7.2
1985                  32.2              30.9                    26.2
1986                  18.5              19.8                    18.5
1987                   5.2            -.02                       6.6
1988                  16.8              10.7                     9.1
1989                  31.5              16.2                    26.4
1990                  -3.2               6.8                    -1.0
1991                  30.5              19.9                    21.8
1992                   7.7               9.4                     4.9
1993                  10.1              13.2                    23.5
1994                   1.3              -5.8                    -3.1
--------------------------------------------------------------------------------
Cumulative Return
1970-1994           1249.6%            830.3%                 1294.4%
--------------------------------------------------------------------------------
Average Annual Return
1970-1994             11.0%              9.3%                   11.1%
--------------------------------------------------------------------------------

      The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1993/1994 costs of college and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 7% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 7% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.


Potential College Cost Table

Start         Public      Private     Start      Public     Private
Year          College     College     Year       College    College
----          -------     -------     ----       -------    -------
1996          $33,761     $ 86,035    2004       $58,007    $147,817
1997          $36,124     $ 92,057    2005       $62,067    $158,165
1998          $38,653     $ 98,501    2006       $66,412    $169,237
1999          $41,358     $105,396    2007       $71,061    $181,084
2000          $44,253     $112,774    2008       $76,035    $193,761
2001          $47,351     $120,668    2009       $81,357    $207,325
2002          $50,665     $129,115    2010       $87,051    $221,838
2003          $54,212     $138,146    2011       $93,143    $237,367

Costs assume a steady increase in the annual cost of college of 7% per year from a 1993-94 base year amount. Actual rates of increase may be more or less than 7% and may vary.

      In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the 25 years from 1970 to 1994 was:

                  *Stocks:    11.0%
                   Bonds:      9.3%
                   T-Bills:    7.0%
                   Inflation:  5.7%

      * Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Advisors Funds. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T-bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation
(SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1994 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

      The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the 25 years from 1970-1994, the average annual return of stocks comprising the Ibbotson's Common Stock Total Return Index ranged from -26.5% to 37.2% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1970 through 1994 is set forth in the following table:


                                                                  MIXED
YEAR        STOCKS        BONDS        T-BILLS      INFLATION     PORTFOLIO
----        ------        -----        -------      ---------     ---------
1970         4.01%        18.95%        6.53%        5.49%         10.49%
1971        14.31%        11.01%        4.39%        3.36%         11.01%
1972        18.98%         7.26%        3.84%        3.41%         11.26%
1973       -14.66%         1.14%        6.93%        8.80%         -4.02%
1974       -26.47%        -3.06%        8.00%       12.26%        -10.21%
1975        37.20%        14.64%        5.80%        7.01%         21.90%
1976        23.84%        18.65%        5.08%        4.81%         18.01%
1977        -7.18%         1.71%        5.12%        6.77%         -1.17%
1978         6.56%        -0.07%        7.18%        9.03%          4.03%
1979        18.44%        -4.18%       10.38%       13.31%          7.78%
1980        32.42%         2.61%       11.24%       12.40%         14.17%
1981        -4.91%        -0.96%       14.71%        8.94%          0.59%
1982        21.41%        43.79%       10.54%        3.87%         28.19%
1983        22.51%         4.70%        8.80%        3.80%         12.64%
1984         6.27%        16.39%        9.85%        3.95%         11.03%
1985        32.16%        30.90%        7.72%        3.77%         26.77%
1986        18.47%        19.85%        6.16%        1.13%         16.56%
1987         5.23%        -0.27%        5.46%        4.41%          3.08%
1988        16.81%        10.70%        6.35%        4.42%         12.28%
1989        31.49%        16.23%        8.37%        4.65%         20.76%
1990        -3.17%         6.87%        7.52%        6.11%          2.98%
1991        30.55%        19.79%        5.88%        3.06%         21.31%
1992         7.67%         9.39%        3.51%        2.90%          7.53%
1993        10.06%        13.17%        2.89%        2.75%          9.84%
1994         1.31%        -5.76%        3.90%        2.67%         -1.00%

      Returns of unmanaged indices do not reflect past or future performance of any of the Funds of PIMCO Advisors Funds. Stocks is represented by Ibbotson's Common Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. T'bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indices, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1994 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

      The Trust may use in its advertisement and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

          Investment        Annual            Total                Total
          Period            Contribution      Contribution         Saved
          ------            ------------      ------------         -----
          30 Years          $1,979              $59,370            $200,000
          25 Years          $2,955              $73,875            $200,000
          20 Years          $4,559              $91,180            $200,000
          15 Years          $7,438              $111,570           $200,000
          10 Years          $13,529             $135,290           $200,000

      This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a PIMCO Advisors Fund. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the PIMCO Advisors Funds should be aware that certain of the PIMCO Advisors Funds have experienced periods of negative growth in the past and may again in the future.

      The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1990:

                        % of Income for Individuals
                      Aged 65 Years and Older in 1990*
                      --------------------------------

                      Social Security
  Year                and Pension Plans    Other
  ----                -----------------    -----
  1990                       38%            62%

   * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

      Rankings of the various PIMCO Advisors Funds in terms of their relative risk and/or aggressiveness as investments may from time to time appear in advertisements or other materials describing the Funds.

      Articles or reports which include information relating to performance, rankings and other characteristics of the Funds may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Manager and the Funds' sub-advisers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Manager or the Funds' sub-advisers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds.


      From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds over a specified period of time and may use charts and graphs to display that growth.


Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indices in a variety of market conditions. Based on its independent research and analysis, Ibbotson has developed model portfolios of the Funds which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). For instance, Ibbotson developed the following model portfolios for the Funds: (1) "Very Conservative" -- 10% in Equity Income Fund, 5% in Value Fund, 5% in Growth Fund, 5% in International Fund, 15% in U.S. Government Fund and 60% in Short-Intermediate Fund; (2) "Conservative" -- 10% in Value Fund, 5% in Growth Fund, 15% in Target Fund, 10% in International Fund, 25% in U.S. Government Fund and 35% in Short-Intermediate Fund; (3) "Moderate" -- 20% in Value Fund, 10% in Growth Fund, 15% in Target Fund, 15% in International Fund, 15% in Total Return Income Fund and 25% in Short-Intermediate Fund; (4) "Aggressive" -- 15% in Value Fund, 10% in Growth Fund, 15% in Target Fund, 15% in Discovery Fund, 20% in International Fund, 15% in Total Return Income Fund and 10% in Short-Intermediate Fund; and (5) "Very Aggressive" -- 10% in Value Fund, 10% in Growth Fund, 15% in Target Fund, 30% in Discovery Fund, 25% in International Fund and 10% in Total Return Income Fund. From time to time, the Trust may include model portfolios developed by Ibbotson in its advertisements and other materials relating to the Funds. However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Manager, the Funds' sub-advisers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

                                  DISTRIBUTIONS
                                  -------------

Distributions from Net Investment Income
----------------------------------------


      As described in the Prospectus under the caption "Distributions," each Fund pays out substantially all of its net investment income, dividends and interest it receives from its investments. It is the current policy of the Trust to declare distributions from net investment income of the U.S. Government, Short-Intermediate, High Income, Global Income, Total Return Income, Tax Exempt and Money Market Funds daily and pay such distributions monthly. If a shareholder redeems shares before a monthly dividend is paid, redemption proceeds will include daily dividends which have been declared but not paid. It is the current policy of the Trust to declare and pay distributions from net investment income of the Equity Income and Value Funds quarterly, and of the Growth, Discovery, Opportunity, Target, Innovation, Precious Metals and International and Emerging Markets Funds annually.


Distributions of Net Short-Term Capital Gains
---------------------------------------------

      As described in the Prospectus, it is the Trust's policy to distribute substantially all the net realized short-term capital gains, if any, of each Fund. The U.S. Government, Short-Intermediate, High Income, Global Income, Total Return Income, Equity Income, Tax Exempt, Value, Growth, International, Emerging Markets, Precious Metals, Innovation, Discovery, Opportunity, and Target Funds will distribute their net short-term capital gains annually. The Money Market Fund will distribute any net realized short-term capital gains annually but may distribute such gains more frequently if necessary in order to maintain a net asset value of $1.00 per share for the shares of that Fund.

Distributions from Net Realized Capital Gains.
----------------------------------------------

      As described in the Prospectus, the Trust's policy is to distribute substantially all of the net realized capital gain, if any, of each Fund, after giving effect to any available capital loss carryover. Net realized capital gain for any Fund is the excess of net realized long-term capital gain over net realized short-term capital loss. Each Fund of the Trust is treated as a separate entity for federal income tax purposes and accordingly its net realized gains or losses will be determined separately, and its capital loss carryovers will be determined and applied on a separate Fund basis. Each of the Funds distributes its net realized capital gains annually, although the Money Market Fund may distribute any net realized long-term capital gains more frequently if necessary in order to maintain a net asset value of $1.00 per share for the shares of that Fund.

      Sixty percent of any gain or loss realized by any Fund (i) from net premiums from expired listed options and from closing purchase transactions,
(ii) with respect to listed options upon the exercise thereof, and (iii) from transactions in futures contracts and listed options thereon generally will constitute long-term capital gains or losses and the balance will be short-term gains or losses. Distributions of long-term capital gains, if designated as such by the Trust, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

      Since Funds which invest in "pay-in-kind" securities or zero coupon securities will not receive cash interest payments thereon, to the extent shareholders of these Funds elect to take their distributions in cash, the relevant Fund may have to generate the required cash from the disposition of non-zero coupon securities, or possibly from the disposition of some of its zero coupon securities.

                                      TAXES
                                      -----

      The tax status of the Trust and the distributions which it may make are summarized in the text of the Prospectus immediately following the caption "Taxes." Except for exempt-interest dividends paid by the Tax Exempt Fund, as described in the Prospectus, all dividends and distributions of a Fund, whether received in shares or cash, are taxable and must be reported by each shareholder on his federal income tax return. A dividend or capital gains distribution received after the purchase of a Fund's shares reduces the net asset value of the shares by the amount of the dividend or distribution and will be subject to federal income taxes.

      Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). In order so to qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from gains from the sale or other disposition of certain assets held for less than three months; (c) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. Under the 30% of gross income test described above, the Fund will be restricted from selling certain assets held (or considered under Code rules to have been held) for less than three months, and in engaging in certain hedging transactions (including hedging transactions in futures and options) that in some circumstances could cause certain Fund assets to be treated as held for less than three months. By so qualifying, each Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

      The Tax Exempt Fund must have at least 50% of its total assets invested in Tax Exempt Bonds at the end of each calendar quarter so that dividends derived from its net interest income on Tax Exempt Bonds and so designated by the Fund will be "exempt-interest dividends," which are exempt from federal income tax when received by an investor. Certain exempt-interest dividends, as described in the Prospectus, may be treated as income for purposes of determining a shareholder's liability for the alternative minimum tax. In addition, exempt-interest dividends allocable to interest from certain "private activity bonds" will not be tax exempt for purposes of the regular income tax to shareholders who are "substantial users" of the facilities financed by such obligations or "related persons" of such "substantial users." The tax-exempt portion of dividends paid for a calendar year constituting "exempt-interest dividends" will be designated after the end of that year and will be based upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different than the ratio of net tax-exempt income to total net income earned during a portion of the year. Thus, an investor who holds shares for only a part of the year may be allocated more or less tax-exempt interest dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while the investor was a shareholder. All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax Exempt Fund will not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of the excess of net long-term capital gains over net short-term capital losses) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

      Shareholders of the Tax Exempt Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax exempt income (including exempt-interest dividends distributed by the Fund). The tax may be imposed on up to 50% of a recipient's benefits in cases where the sum of the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest), exceeds a base amount ($25,000 for individuals and $32,000 for individuals filing a joint return). In addition, beginning in 1994, up to 85% of a recipient's benefits may be subject to tax if the recipient's adjusted gross income (with certain adjustments, including tax-exempt interest), exceeds a higher base amount ($34,000 for a single individual and $44,000 for married individuals filing a joint return). Shareholders receiving social security or railroad retirement benefits should consult with their tax advisors.

      In years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares. Since certain of the Tax Exempt Fund's expenses attributable to earning tax-exempt income do not reduce such Fund's current earnings and profits, it is possible that distributions, if any, in excess of such Fund's net tax-exempt and taxable income will be treated as taxable dividends to the extent of such Fund's remaining earnings and profits (i.e., the amount of such expenses).

      The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Resource-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

Hedging Transactions
--------------------

      If a Fund engages in transactions, including hedging transactions, in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions of shareholders. A Fund engaging in such transactions will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

      Certain of a Fund's hedging activities (including its transactions in foreign currencies) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Fund's remaining earnings and profits, and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      Under the 30% of gross income test described above, a Fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that in some circumstances could cause certain Fund assets to be treated as held for less than three months.

Foreign Currency-Denominated Securities and Related Hedging Transactions
------------------------------------------------------------------------

      A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      For federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gain (including premiums from expired options and gains from any closing purchase transactions with respect to options written by the Trust for any Fund) are taxable to shareholders as ordinary income, whether received in cash or in additional shares.


      It is not expected that any of the distributions from the Tax Exempt, U.S. Government or Money Market Funds will qualify for the dividends-received deduction for corporations. A portion of the dividends paid by the Value, Growth, International, Emerging Markets, Innovation, Global Income, High Income, Total Return Income, Short Intermediate, Precious Metals, Equity Income, Discovery, Opportunity, and Target Funds may qualify for the dividends-received deduction for corporations to the extent that each such Fund's gross income (exclusive of net realized capital gains) was derived from qualifying dividends from domestic corporations and meets the applicable holding period requirements.

      Annually, shareholders will receive information as to the tax status of distributions made by the Trust in each calendar year.

      In general, any gain or loss realized upon a taxable disposition of Fund shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder buys Fund shares and redeems them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

      The Trust is required to withhold and remit to the U.S. Treasury 31% of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Trust is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Trust will be required to withhold and remit to the U.S. Treasury 31% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided. However, a Fund will not have to withhold any such amount if it can reasonably estimate that 95% or more of its income for that year will be tax-exempt.

      The foregoing relates to federal income taxation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts.


MANAGEMENT OF THE TRUST
-----------------------

Trustees and Officers
---------------------

      Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

      E. Philip Cannon. Trustee of the Trust. Trustee of Cash Accumulation Trust. Headmaster, St. John's School, Houston, Texas. Formerly General Partner, J.B. Poindexter & Co., Houston, Texas (private investment partnership) and Partner, Iberia Petroleum Company (oil and gas production).

      Donald P. Carter. Trustee of the Trust. Trustee of Cash Accumulation Trust. Retired Chairman of Cunningham & Walsh, Inc., Chicago (advertising agency).

      Gary A. Childress. Trustee of the Trust. Trustee of Cash Accumulation Trust. Chairman and Director, Bellefonte Lime Company, Inc. Director, Woodings & Verona Toolworks Inc.


      Gary L. Light. Trustee of the Trust. Trustee of Cash Accumulation Trust. President, E.V.A. Investors (private investments).


      Joel Segall. Trustee of the Trust. Trustee of Cash Accumulation Trust. Former President, Bernard M. Baruch College, The City University of New York. Formerly, Deputy Under Secretary for International Affairs, United States Department of Labor and Professor of Finance, University of Chicago. Board of Managers, Coffee, Sugar and Cocoa Exchange.

      W. Bryant Stooks. Trustee of the Trust. Trustee of Cash Accumulation Trust. Retired President, Director and CEO, Archirodon Group Inc. Former Partner, Arthur Andersen & Co.

      Gerald M. Thorne. Trustee of the Trust. Trustee of Cash Accumulation Trust. Retired President and Director, Firstar National Bank of Milwaukee. Formerly President and Director, Firstar Corporation and Chairman, Firstar National Bank of Sheboygan.

      * Robert A. Prindiville. Trustee and President of the Trust. Trustee and President of Cash Accumulation Trust . Executive Vice President, PIMCO Advisors, L.P. Director and Chairman, PIMCO Advisors Distribution Company ("PADCO"). Formerly, President, Thomson Advisory Group L.P., President and Director, Thomson Advisory Group Inc., Director and Chairman, Thomson Investor Services Inc., Director and Executive Vice President, Thomson McKinnon Securities Inc.


      * William D. Cvengros. Trustee of the Trust. Trustee of Cash Accumulation Trust. President and CEO of PIMCO Advisors L.P. and Member of the Equity and Operating Boards (and Chairman of its Operating Committee) of PIMCO Advisors L.P. Director, PADCO. Trustee and Chairman, PIMCO Advisors Institutional Funds. Director, Furon Corporation. Formerly, Vice Chairman, Chief Investment Officer and Director, Pacific Mutual Life Insurance Company; Director and Chairman, Pacific Financial Asset Management Company; Director, Mutual Service Corporation; Director, Pacific Equities Network; Director, PFAMCo UK Limited; Non-Executive Director, Blairlogie Capital Management Limited; Trustee and Vice President, PFAMCo Funds; Chairman and Director, Parametric Portfolio Associates, Inc.; President, Chairman, Chief Executive Officer, Director and Trustee of various realty group trusts, and PMRealty Advisors, Inc.; President, Chief Executive Officer and Director, NFJ Investment Group, Inc.; Vice President and Trustee, Pacific Select Fund; and Director, Cadence Capital Management Corporation.

      Newton B. Schott, Jr. Vice President and Clerk of the Trust and of Cash Accumulation Trust. Senior Vice President and Secretary of PIMCO Advisors L.P.; Director, Senior Vice President and Secretary of PADCO. Formerly, Executive Vice President, Secretary and General Counsel, Thomson Advisory Group L.P. and Thomson Advisory Group Inc., Executive Vice President and Secretary, Thomson Investor Services Inc., Director, Executive Vice President, Secretary and General Counsel, Thomson McKinnon Inc.


      John O. Leasure. Vice President of the Trust and of Cash Accumulation Trust. Senior Vice President of PIMCO Advisors L.P. Director, President and Chief Executive Officer of PADCO. Formerly, Executive Vice President of Thomson Advisory Group L.P. and President and Director of Thomson Investor Services Inc.

      Samuel C. Newman. Vice President and Assistant Clerk of the Trust and of Cash Accumulation Trust. Vice President of PIMCO Advisors L.P. Senior Vice President and Assistant Secretary of PADCO. Formerly, Vice President of Thomson Advisory Group L.P. and Senior Vice President and Assistant Secretary of Thomson Investor Services, Inc.

      Brian C. Molloy. Treasurer of the Trust and of Cash Accumulation Trust. Vice President of PIMCO Advisors L.P.

---------------
      * Trustees who are "interested persons" (as defined in the Act) of the Trust or the Manager.

      The mailing address of each of the officers and Trustees is c/o the Trust, 2187 Atlantic Street, Stamford, Connecticut 06902.


      Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. As noted, each of the Trustees is also a Trustee of Cash Accumulation Trust, a registered investment company for which PIMCO Advisors L.P. serves as manager and PIMCO Advisors Distribution Company serves as principal underwriter.

      Messrs. Prindiville, Cvengros, Schott, Leasure, Molloy and Newman, as directors, officers or security holders of the Manager, the Distributor or their affiliates, benefitted and will benefit from the management and distribution fees and contingent deferred sales charges paid or allowed by the Trust but receive no direct compensation from the Trust or Cash Accumulation Trust.


      The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, will provide liability insurance for the benefit of its Trustees and officers.

Board Compensation
------------------


      The Trust does not pay any remuneration to Trustees who are interested persons of the Trust or the Manager. Disinterested Trustees receive an annual fee of $________, plus $______ for each Trustees' meeting attended. In addition, the Chairman of the Contract Committee of the Board of Trustees receives an annual retainer of $3,000 and the Chairman of the Audit Committee of the Board of Trustees receives an annual fee of $1,000. The other members of the Audit Committee, all of whom are disinterested trustees, receive an annual fee of $500.


      During the fiscal year ended September 30, 1995, fees paid to the disinterested Trustees for their services as Trustees aggregated $______. The following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended September 30, 1995 to persons who served as disinterested Trustees during such year.



COMPENSATION TABLE
------------------------------------------------------------------------------------------------
         (1)              (2)             (3)               (4)                 (5)
                                       Pension or
                        Aggregate      Retirement     Estimated Annual    Total Compensation
       Name of        Compensation  Benefits Accrued    Benefits Upon       from Trust and
       Trustee        from Trust**  as Part of Fund      Retirement      Fund Complex Paid to
                                        Expenses                              Trustees
------------------------------------------------------------------------------------------------
  E. Philip Cannon      $24,650        $ 8,260           $ 12,000            $ 36,400
------------------------------------------------------------------------------------------------
  Gerald M. Thorne       24,650          8,260             12,000              36,400
------------------------------------------------------------------------------------------------
  Donald P. Carter       25,250          8,260             12,000              37,400
------------------------------------------------------------------------------------------------
  Gary A. Childress      24,650          8,260             12,000              36,400
------------------------------------------------------------------------------------------------
  Gary L. Light          26,100          8,260             12,000              38,650
------------------------------------------------------------------------------------------------
  Joel Segall            29,100          8,260             12,000              43,650
------------------------------------------------------------------------------------------------
  W. Bryant Stooks       25,250          8,260             12,000              37,400
------------------------------------------------------------------------------------------------

* All compensation earned by Messrs. Cannon and Thorne for the fiscal year ended September 30, 1995 was deferred at their election.

** Through September 30, 1995, the following amounts of deferred compensation had been accrued for the following persons (including amounts accrued in prior years): E. Philip Cannon -- $58,950; Gerald M. Thorne -- $74,350; Donald P. Carter -- $82,150; Gary L. Light -- $70,159; Joel Segall -- $37,497.

The Manager and the Sub-Advisers
--------------------------------

      PIMCO Advisors L.P. is the investment manager of each Fund. Under written management contracts between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager, at its expense, will furnish continuously an investment program for the Trust and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions; provided that, so long as a sub-adviser serves as the sub-adviser for a Fund, the Manager's obligation under the Management Contract with respect to that Fund is, subject always to the control of the Trustees, to determine and review with the sub-adviser the investment policies of the Fund.

      Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of each class of shares of each Fund, shareholder accounting services and the accounting services for all Funds of the Trust being provided by The Bank of New York) and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions -- Brokerage and Research Services", the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager and the sub-advisers, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Trust or their other clients. In so doing, a Fund may incur greater brokerage commissions than it might otherwise pay.

      The Manager's compensation under the management contracts with respect to each Fund is subject to reduction to the extent that in any year the expenses of such Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale. The term "expenses" is subject to interpretation by each of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses. Generally, this means that the distribution fees payable to the Distributor under the Distribution Agreement would be excluded from expenses. The most restrictive of such limitations as of the date of this Statement is believed to be 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of any excess over $100 million.

      Until November 1, 1994, there were sub-advisers for only the International and Precious Metals Funds. For the fiscal years ended September 30, 1993, 1994 and 1995, the Manager received the following amounts from the Funds for its services as the investment manager:


Fund                               1993            1994             1995
----                               ----            ----             ----

Equity Income                  $  500,073       $1,191,587    $1,371,809

Value                              N/A              N/A           14,916
Growth                          7,031,439        7,699,562     8,268,603
Target                            938,756        3,685,196     5,294,008
Discovery                          N/A              N/A           46,638
Opportunity                     3,442,307        4,796,571     5,000,057
Innovation                         N/A              N/A          265,836
International                     480,988        2,160,604     2,097,974
Emerging Markets                   N/A              N/A              N/A
Precious Metals                   115,085          400,895       434,323
Global Income                      N/A              N/A              N/A
High Income                     1,504,881        1,334,363       962,851
Total Return                       N/A              N/A          214,491
Tax-Exempt                        399,148          489,220       369,918
U.S. Government                 3,050,385        2,602,182     1,868,771
Short-Intermediate                717,843          575,600       382,196
Money Market                       97,419*         238,845*      146,684
                                 ---------       ----------      -------
  Total                       $18,278,334      $25,174,625   $26,739,075
                              ===========      ===========   ===========
----------


      * Excluding a $160,471 and $142,336 waiver with respect to the fiscal years ended September 30, 1993 and 1994, respectively.

      For the fiscal years ended September 30, 1993 and 1994, and for the period from October 1, 1994 through November 15, 1994, the Manager paid the former sub-adviser to the International Fund (the sub-adviser served from August 1, 1992 to November 15, 1994) $240,499, $1,080,302 and $159,648, respectively, for its services with respect to the International Fund. For the fiscal years ended September 30, 1993, 1994 and 1995, the Manager paid Van Eck (the sub-adviser to the Precious Metals Fund) $57,543, $200,448, and $217,162 respectively, for Van Eck's services with respect to the Precious Metals Fund.


      As of November 15, 1994, in connection with a transaction that involved the combining of the investment advisory businesses of Thomson Advisory Group L.P., Pacific Investment Management Company and subsidiaries of Pacific Financial Asset Management Company, the investment advisory arrangements for the Funds were restructured. PIMCO Advisors L.P. (the "Manager") serves as the investment manager of all of the Funds. Each of the Funds also has a sub-adviser, each of which (except for the sub-adviser of the Precious Metals
Fund) is an affiliate of the Manager. The sub-advisers are: Columbus Circle Investors ("CCI") for the Equity Income,

Growth, Target, Opportunity, Innovation, Tax Exempt and Money Market Funds; Pacific Investment Management Company for the Global Income, High Income, Total Return Income, U.S. Government and Short-Intermediate Funds; Blairlogie Capital Management ("Blairlogie") for the International and Emerging Markets Funds; Van Eck Associates Corporation ("Van Eck") for the Precious Metals Fund; Cadence Capital Management ("Cadence") for the Discovery Fund; and NFJ Investment Group ("NFJ") for the Value Fund. CCI, Pacific Investment Management Company, Blairlogie, Van Eck, Cadence and NFJ are each referred to herein as a "Sub-Adviser" and collectively as the "Sub-Advisers." Each Sub-Adviser serves pursuant to a Sub-Adviser Agreement between the Manager and the Sub-Adviser.

      With the exception of Van Eck, none of the Sub-Advisers received advisory fees from the Manager for services performed with respect to the above-referenced Funds during the fiscal years ended September 30, 1993 and 1994. For the fiscal year ended September 30, 1995, the Sub-Advisers other than Van Eck received the following amounts from the Manager for services performed with respect to the above-referenced funds:


                            Columbus Circle Investors
                            -------------------------

                          Fund                   1995
                          ----                   ----
                 Equity Income              $  595,500
                        Growth               3,634,403
                        Target               2,353,106
                   Opportunity               2,205,293
                    Innovation                 132,918
                    Tax Exempt                 159,370
                  Money Market                  52,002


                      Pacific Investment Management Company
                      -------------------------------------

                          Fund                    1995
                          ----                    ----
                 Global Income              $       NA
                   High Income                 346,427
           Total Return Income                  72,024
               U.S. Government                 695,195
            Short-Intermediate                 147,687


                          Blairlogie Capital Management
                          -----------------------------
                          Fund                    1995
                          ----                    ----
                 International              $  889,339
              Emerging Markets                      NA

                           Cadence Capital Management
                           --------------------------
                          Fund                    1995
                          ----                    ----
                     Discovery              $   23,319

                              NFJ Investment Group
                              --------------------
                          Fund                    1995
                          ----                    ----
                         Value              $    7,458

      Under each Sub-Adviser Agreement, subject always to the control of the Trustees of the Trust, the Sub-Adviser's obligation is to furnish continuously an investment program for the relevant Fund, to make investment decisions on behalf of the relevant Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the relevant Fund. Each Sub-Adviser performs its duties under the relevant Sub-Adviser Agreement subject to the control of the Trustees, the policies determined by the Trustees, the provisions of the Trust's Agreement and Declaration of Trust, its By-Laws and the relevant investment objectives, policies and restrictions stated in the Prospectus.


      The management contracts for all of the Funds and the Sub-Adviser Agreements were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or the Sub-Advisers). The management contracts for the Funds and the Sub-Adviser Agreements continue in force with respect to the relevant Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, the Sub-Advisers or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of that Fund. Each of the management contracts and the Sub-Adviser Agreements automatically terminates on assignment. The management contracts may be terminated on not more than 60 days' notice by the Manager to the Trust or by the Trust to the Manager. Each Sub-Adviser Agreement with Pacific Investment Management Company, CCI, Van Eck, Cadence and NFJ is terminable upon notice by the Trust, may be terminated by the Manager on not less than 60 days' notice to the Sub-Adviser and may be terminated by the Sub-Adviser on not less than 180 days' notice to the Manager. The Sub-Adviser Agreements with Blairlogie may be terminated upon notice by the Trust, may be terminated by the Manager on not less than 45 days notice to the Sub-Adviser and may be terminated by the Sub-Adviser on not less than 180 days' notice to the Manager. The management fees and Sub-Adviser fees payable under the management contracts and the Sub-Adviser Agreements is set forth in the Prospectus.

      As described in the text of the Prospectus under the caption "Management of the Trust," the Trust pays, in addition to the management fee described above, all expenses not assumed by the Manager, including, without limitation, fees and expenses of Trustees who are not "interested persons" of the Manager or the Trust, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, distribution and servicing fees pursuant to the Distribution and Servicing Plans, fees and expenses of registering and qualifying the Trust and all three classes of shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of all three classes of the Trust's shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which the Trust may be a party, and other expenses as determined by the Trustees. The Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation. The general Trust expenses are allocated among and charged to the assets of each class of shares of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the classes or the Funds or the nature of the services performed and relative applicability to each class or each Fund.

      Each management contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                                 OTHER SERVICES
                                 --------------

Custodial Arrangements
----------------------

      The Bank of New York, 48 Wall Street, New York, New York 10005, is the custodian for the Trust. As such, The Bank of New York holds in safekeeping certificated securities and cash belonging to the Trust and, in such capacity, is the registered owner of securities in book-entry form belonging to the Trust. Upon instruction, The Bank of New York receives and delivers cash and securities of the Trust in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Bank of New York also maintains certain accounts and records of the Trust. The Bank of New York has contracted with various foreign banks and depositories to hold Trust portfolio securities outside of the United States.

Accounting Services
-------------------

      Pursuant to an agreement between The Bank of New York and the Trust, The Bank of New York calculates the total net asset value, total net income and net asset value per share of each class on a daily basis (and as otherwise may be required by the 1940 Act) and performs certain accounting services for the Trust.

Independent Accountants

      The Trust's independent accountants are Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019. Coopers & Lybrand L.L.P., conducts an annual audit of the Trust, assists in the preparation of each Fund's federal and state income tax returns and consults with the Trust as to matters of accounting and federal and state income taxation.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

Investment Decisions
--------------------

      Investment decisions for the Trust and for the other investment advisory clients of the Manager and the Sub-Advisers are made with a view to achieving their respective investment objectives. The Manager and the Sub-Advisers operate independently in providing services to their respective clients.

Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients of the Manager or the Sub-Advisers even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Manager or a Sub-Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Brokerage and Research Services
-------------------------------

      Transactions on stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities, such as U.S. Government securities and Tax Exempt Bonds, traded in the over-the-counter markets or in the case of gold bullion but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. It is anticipated that most purchases and sales of portfolio securities for the Money Market Fund will be with the issuer or with major dealers in money market instruments acting as principals. Accordingly, it is not anticipated that the Global Income, High Income, Total Return Income, U.S. Government, Short-Intermediate, Tax Exempt or Money Market Funds will pay significant brokerage commissions. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

      Where the Manager or a Sub-Adviser places orders for the purchase and sale of portfolio securities for a particular Fund and buys and sells securities for such Fund it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager or the relevant Sub-Adviser, as the case may be, intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or the relevant Sub-Adviser, as the case may be, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

      It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Manager and the Sub-Advisers may receive research, statistical and quotation services from many broker-dealers with which the Trust's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager or the Sub-Advisers in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust or any particular Fund. The fees paid to the Manager and the Sub-Advisers are not reduced because they receive such services.

      As permitted by Section 28(e) of the Securities Exchange Act of 1934, the management contracts and the Sub-Adviser Agreements, the Manager and the Sub-Advisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Manager or the Sub-Advisers an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. The authority of the Manager and the Sub-Advisers to cause the Funds to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

      Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Trust's dealer in connection with such transaction. However, the Distributor and any other affiliates of the Manager or the Sub-Advisers may receive and retain compensation for effecting portfolio transactions for the Trust on a national securities exchange provided that commissions paid to the principal underwriter of the Trust or its affiliates by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the principal underwriter of the Trust or its affiliates and will review these procedures periodically.


      For the fiscal years ended September 30, 1993, 1994 and 1995, the Trust paid $6,085,920, $8,489,573 and $11,116,176 in brokerage commissions, respectively, as follows:

                           Year Ended         Year Ended       Year Ended
                            Sept. 30,          Sept. 30,        Sept. 30,
                              1993               1994             1995
                              ----               ----             ----
Total
Brokerage Commissions
---------------------
Equity Income              $173,880          $420,738           $605,124

Value                           N/A               N/A             17,864
Growth                    3,187,508         3,317,272          3,500,524
Target                      660,091         2,156,801          2,289,076
Discovery                       N/A               N/A             42,608
Opportunity               1,143,037         1,130,760          1,728,282
Innovation                      N/A               N/A             84,173
International               782,300         1,277,327          2,727,326
Emerging Markets                N/A               N/A                N/A
Precious Metals              49,144           124,474             48,592
Global Income                   N/A               N/A                N/A
High Income                  22,475            19,507             12,500
Total Return Income             N/A               N/A             10,028
Tax-Exempt                        0                 0                  0
U.S. Government              30,866            19,651             41,009
Short-Intermediate           36,619            23,043              9,070
                             ------            ------              -----
  Total                  $6,085,920        $8,489,573        $11,116,176
                         ==========        ==========         ==========

      Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Trust may purchase securities from an underwriting syndicate of which the principal underwriter of the Trust or its affiliates are members (but not from the principal underwriter itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not "interested persons" of the Trust. Investments by other clients of the Manager and the Sub-Advisers may limit the ability of the Trust to purchase securities from such a syndicate.

      The Distributor does not currently effect securities transactions for customers and does not participate in underwriting syndicates. In light of the foregoing, the Trust does not expect to place purchase or sales orders with or purchase securities from the Distributor or its affiliates.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST
                  --------------------------------------------

      The Trust was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated October 14, 1983. A copy of the Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust's fiscal year ends on September 30.


      As described in the text of the Prospectus following the caption "Description of the Trust," each class of shares of the Trust is entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders for each class vote by individual Fund on all matters except (i) when required by the Investment Company Act, shares shall be voted as a single class, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds or a class of shares thereof, then only shareholders of such Fund or such class affected shall be entitled to vote thereon. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of each class of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of two-thirds of each class of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of each class of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months, and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). The Trustees may also remove a Trustee with or without cause. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.


Shareholder Liability
---------------------

      Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she is or was a shareholder would be unable to meet its obligations.

                        CERTAIN OWNERSHIP OF TRUST SHARES
                        ---------------------------------


      As of October 31, 1995, the Trustees and officers of the Trust owned the following amounts of the Class A Shares, Class B Shares and Class C Shares of each Fund:

                             CLASS A                CLASS B          CLASS C
      Fund                 No. of Shares         No. of Shares    No. of Shares
      ----                 -------------         -------------    -------------
      Equity Income        33,159.606                  0                  0
      Value                15,485.433                  0                  0
      Growth               56,675.579                  0                921.844
      Target               77,815.301                  0                  0
      Discovery            12,500.000                  0                  0
      Opportunity          27,150.540                  0                777.441
      Innovation           20,101.010                  0                  0
      International        26,888.693                  0                  0
      Global Income            0                       0                  0
      Precious Metals          0                       0                  0
      Emerging Markets         -                       -                  -
      High Income          15,096.312                  0                  0
      Total Return Income  12,569.797                  0                  0
      Tax Exempt               39.624                  0                  0
      U.S. Government       5,254.318                  0                  0
      Short-Intermediate       37.062                  0                  0
      Money Market         83,636.120                  0                404.880

      Except as set forth below, the Trust believes that no person as of October 31, 1995 owned beneficially or of record 5% or more of the shares of any class of the Funds:

-------------------------------------------------------------------------------
Fund             Class  Name and Address               No. of Shares    Percent
-------------------------------------------------------------------------------
Target           A      Merrill Lynch Pierce Fenner &  1,574,434.799      20.97
                        Smith Inc.
                        Attn:  Book Entry Department
                        4800 Deer Lake Drive E., fl. 3
                        Jacksonville, FL  32246-6484
-------------------------------------------------------------------------------
                 B      Merrill Lynch Pierce Fenner &    225,984.000      42.05
                        Smith Inc.
                        (see above)
-------------------------------------------------------------------------------
                 C      Merrill Lynch Pierce Fenner &  15,132,815.072     30.86
                        Smith Inc.
                        (see above)
-------------------------------------------------------------------------------
Value            A      Merrill Lynch Pierce Fenner &      29,170.000     11.10
                        Smith Inc.
                        (see above)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce Fenner &       134,829.000     29.57
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce Fenner &        96,157.000     12.14
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Discovery        A    Merrill Lynch Pierce Fenner &       143,618.000     19.13
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce Fenner &       407,518.000     35.40
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce Fenner &       418,216.280     19.58
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Precious Metals  A    Paine Webber / FBO                   32,885.000      5.33
                      Victor G. Warren Jr.
                      UAD 07/14/93 for the Victor
                      G. Warren Trust
                      724 S. Garfield
                      Hinsdale, IL 60521-4425

                      Merrill Lynch Pierce Fenner &       112,624.000     18.28
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce Fenner &        12,793.000     51.25
                      Smith Inc.
                      (see above)
                                                            2,188.000      8.76
                      Smith Barney Inc.
                      00145819198
                      388 Greenwich Street
                      New York, NY 10013
                                                            1,711.000      6.85
                      Smith Barney Inc.
                      00145866496
                      388 Greenwich Street
                      New York, NY 10013
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce Fenner &       765,155.000     22.47
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Equity Income    A    Merrill Lynch Pierce Fenner &       161,454.000     17.60
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce Fenner &        21,612.000     14.86
                      Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              2,150,956.874     17.47
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
U.S. Government  A    Merrill Lynch Pierce Fenner &       760,669.000     42.50
                      Smith Inc.
                      (see above)

                      Donaldson Lufkin Jenrette           121,317,662      6.77
                      Securities Corporation, Inc.
                      P.O. Box 2052
                      Jersey City, NJ 07303-9998
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce Fenner &        85,523.000     35.97
                      Smith Inc.
                      (see above)

                      NFSC FEBO # OKS-614432               16,610,906      6.98
                      Reida Longanecker
                      1075 Old Harrisburg Rd.
                      Gettysburg, PA 17325
                                                           14,007.000      5.89
                      Prudential-Bache Securities
                      ABT08634
                      New York, NY 10292
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              7,293,677.423     23.48
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Tax Exempt       A    Merrill Lynch Pierce Fenner &        95,403.000     39.84
                      Smith Inc.
                      (see above)
                                                           12,306.000      5.13
                      Smith Barney Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Prudential-Bache Securities          14,909.045     27.13
                      New York, NY 10292

                      Prudential-Bache Securities           5,005.000      9.10
                      New York, NY 10292

                      Prudential-Bache Securities           5,005.000      9.10
                      New York, NY 10292

                      Prudential-Bache Securities           3,472.019      6.31
                      New York, NY 10292

                      Donaldson Lufkin Jenrette             6,732.082     12.25
                      Securities Corporation, Inc.
                      P.O. Box 2052
                      Jersey City, NJ 07303-9998

                      Leroy Scott                           8,431.703     15.34
                      213 Bunch Street
                      Corinth, MS 38834-4702

                      Wheat First FBO A/C 8677-3450         3,015.545      5.48
                      Eugene H. Zimmer
                      P.O. Box 495
                      Parkersburg, WV 26102-0495
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce                655,885.000     14.41
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Global Income    A    Pacific Asset Management Co.        500,000.000       100
                      Attn: Russell F. Murdock
                      700 Newport Center Dr.
                      Newport Beach, CA 92660-6307
-------------------------------------------------------------------------------
                 B    PIMCO Advisors Group, L.P.            1,002.566       100
                      Attn: Jaishree Kemraj
                      2187 Atlantic Street
                      Stamford, CT 06902-6880
-------------------------------------------------------------------------------
                 C    PIMCO Advisors Group, L.P.            1,002.566       100
                      Attn: Jaishree Kemraj
                      2187 Atlantic Street
                      Stamford, CT 06902-6880
-------------------------------------------------------------------------------
High Income      A    Merrill Lynch Pierce                232,380.000     21.97
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce                297,141.000     41.03
                      Fenner & Smith Inc.
                      (see above)

                      Smith Barney Inc.                    49,618.000      6.85
                      00114904921
                      388 Greenwich Street
                      New York, NY 10013
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              2,003,754.336      9.96
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Return     A    Merrill Lynch Pierce                423,111.000     11.42
Income                Fenner & Smith Inc.
                      (see above)
                                                          605,599.088     16.35
                      Trust Co. Bank Tr
                      FBO City of Spartanburg
                      Retirement Plan
                      P.O. Box 4655
                      Atlanta, GA 30302-4655
                                                          307,931.504      8.31
                      Nationsbank VA TR
                      FBO Louise OBICI Hospital
                      40-90-900-6515001
                      P.O. Box 831575
                      Dallas, TX 75283-1575

                      Tops Appliance City Inc.            261,309.184      7.05
                      401K Retirement Plan
                      45 Brunswick Avenue
                      Edison, NJ 08817-2576

                      Paine Webber FBO                    189,488.638      5.11
                      L&L Products Inc.
                      Profit Sharing Plan & Trust
                      Attn: Peggy Domenick Muscat
                      160 McClean Drive
                      Romeo, MI 48
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce                263,601.000     24.95
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce                561,791.461     11.91
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Growth           A    Merrill Lynch Pierce                431,678.000      8.22
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce                118,468.000     33.04
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              6,572,464.444     12.77
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Opportunity      A    Boston Safe Deposit &               672,765.374     21.86
                      Trust Co.
                      TWA Pilots Directed Account
                      Plan UA January 1, 1986
                      1 Cabot Road
                      Medford, MA 02155-5158
                                                          456,433.000     14.83
                      Merrill Lynch Pierce
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    None
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              5,093,077.303     26.75
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Innovation       A    Merrill Lynch Pierce                254,859.000     13.76
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce                127,417.076     24.72
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce                579,848.547     13.59
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
Money Market     A    JC Bradford & Co. Cust FBO        1,474,861.840     10.78
                      DCIP Limited Partners II
                      330 Commerce Street
                      Nashville, TN  37201-1899

                      RPSS TR Rollover IRA              2,084,141.230     15.24
                      FBO James J. Maguire
                      42 Western Drive
                      Short Hills, NJ 07078-1910

                      Trustees of Amherst               1,785,953.060     13.06
                      College Corp.
                      U/A June 14, 1985
                      Donald S. Cohan Charitable
                      Remainder Unitrust
                      P.O. Box 2221
                      Amherst, MA  01004-2221

                      Chemical Bank Trust               1,097,281.780      8.02
                      PIMCO Advisors Group 401K
                      Savings: Investment Plan Trust
                      ATTN: Jerry Capri
                      4 New York Plaza, Fl. 4
                      New York, NY 10004-2413
                                                        1,046,086.360      7.65
                      Prudential-Bache Securities
                      Edward F. Goodman &
                      Judith Goodman JTTEN
                      234 Worthen Rd. E
                      Lexington, MA  02173

                      Oxford Realty Financial Group       904,514.126      6.61
                      401K Plan
                      7200 Wisconsin Ave.,
                      Suite 1100
                      Bethesda, MD 20814-4815
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 B    Donaldson Lufkin Jenrette            16,935.230     10.90
                      Securities Corporation, Inc.
                      P.O. Box 2052
                      Jersey City, NJ 07303-9998

                      Smith Barney Inc.                    26,175.000     16.85
                      00116563043
                      388 Greenwhich Street
                      New York, NY 10013

                      Prudential-Bache Securities          73,070.560     47.05
                      New York, NY 10292

                      A.G. Edwards & Sons Inc. COF         25,759.880     16.58
                      Christopher Christopher
                      IRA Account
                      P.O. Box 86
                      Sherborn, MA 01770-0086

                      A.G. Edwards & Sons Inc. COF          9,102.330      5.86
                      Stephen S.J. Hall
                      Rollover IRA Account
                      C/O Peggy Rauch
                      8742 Misty Creek Drive
                      Sarasota, FL 34241-9561
-------------------------------------------------------------------------------
                 C    None
-------------------------------------------------------------------------------
International    A    Merrill Lynch Pierce                221,829.000     14.26
                      Fenner & Smith Inc.
                      (see above)

                      Society National Bank TR.           173,313.998     11.14
                      FBO RPM Retirement Plan
                      P.O. Box 6147
                      Cleveland, OH 44101-1147

                      Resources Trust Company             103,335.054      6.64
                      FBO IMS Clients
                      P.O. Box 3865
                      Englewood, CO 80155-3865
-------------------------------------------------------------------------------
                 B    Merrill Lynch Pierce                 18,786.000     30.87
                      Fenner & Smith Inc.
                      (see above)
                                                            4,909.000      8.06
                      Prudential-Bache Securities
                      New York, NY 10292
                                                            4,288.165      7.04
                      Prudential-Bache Securities
                      New York, NY 10292
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              4,012,628,695     22.53
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Short-           A    Bank of California Trust             57,429.097      6.65
Intermediate          UA Dec 31, 1981
                      Wholesale Beer Multi
                      Employee Trust
                      A/C 23161622
                      475 Sansome Street, Fl. 11
                      San Francisco, CA 94111-3103

                      Prudential-Bache Securities         250,879.375     29.08
                      (Transmission Account)
                                                          160,402.000     18.59
                      Merrill Lynch Pierce
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 B    NFSC FEBO # 0KS-614432               25,480.780     20.27
                      Reida Longanecker
                      1075 Old Harrisburg Rd.
                      Gettysburg, PA 17325

                      Paine Weber FBO                      12,987.501     10.33
                      Paine Weber CDN FBO
                      Robert M. Kwass - IRA Rollover
                      P.O. Box 3321
                      Weehawken, NJ 07087-8154

                      Merrill Lynch Pierce                 12,501.000      9.94
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------
                 C    Merrill Lynch Pierce              1,743,969.301     25.27
                      Fenner & Smith Inc.
                      (see above)
-------------------------------------------------------------------------------

                                   APPENDIX A
                                   ----------

      The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.



LONG-TERM DEBT RATINGS (may be assigned, for example, to long-term corporate and municipal bonds)


Moody's (Moody's applies numerical modifiers (1, 2 and 3) in each rating
------------------------------------------------------------------------
category to indicate the securities ranking within the category):
-----------------------------------------------------------------

      Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P (S&P may apply a plus (+) or a minus (-) to a particular rating classification to show relative standing within that classification):
---------------------------------------------------------------------

      AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

      A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      BB, B -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      CCC -- Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC -- The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

      C -- The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Duff:
-----

      AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.


      AA+   High credit quality Protection factors are strong.
      AA    Risk is modest but may vary slightly from time to time
      AA-   because of economic conditions.

      A+    Protection factors are average but adequate. However,
      A     risk factors are more variable and greater in periods
      A-    of economic stress. (Global Income Fund only)

      BBB+  Below average protection factors but still considered sufficient
      BBB   for prudent investment. Considerable variability in risk during
      BBB-  economic cycles.

      BB+   Below investment grade but deemed likely to meet obligations when
      BB    due. Present or prospective financial protection factors
      BB-   fluctuate according to industry conditions or company fortunes.
            Overall quality may move up or down frequently within this category.

      B+    Below investment grade and possessing risk that obligations will not
      B     be met when due. Financial protection factors will fluctuate
      B-    widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

      CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):
------------------------------------------------------------

      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+."

      A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

      B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

      CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

      C     Bonds are an imminent default in payment of interest or principal.

IBCA:
-----

      AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

      AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

      A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic, or financial conditions may lead to increased investment risk.

      BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

      BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic, or financial conditions.

      B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic, or financial conditions.

      CCC Obligations for which there is a current, perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic, or financial conditions.

      CC Obligations which are highly speculative or which have a high risk of default.

Thomson:
--------

      AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

      AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

      A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

      BBB The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


      BB While not investment grade, the "BB" rating suggests the likelihood of default is considerably less than for lower rated issues. However, there are significant uncertainties which could impact the ability to adequately service debt obligations.

      B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than better rated issues. Adverse developments could well affect the payment of interest and principal on a timely basis.

      CCC Issues rated "CCC" clearly have a high degree of likelihood of default with little capacity to address further adverse changes in financial circumstances.

      CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:
-----------------------------------------------------------------

    Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

                -Leading market positions in well-established industries.

                -High rates of return on funds employed.

                -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                -Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its two highest short-term debt ratings:
-------------------------------------------------------------

      A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

      A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

      A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Duff's description of its two highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):
--------------------------------------------------------------------

    Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Fitch's description of its two highest short-term debt ratings:
---------------------------------------------------------------

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

IBCA's description of its two highest short-term debt ratings:
--------------------------------------------------------------

      A+    Obligations supported by the highest capacity for timely repayment.

      A1 Obligations supported by a very strong capacity for timely repayment.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
--------------------------------------

Moody's description of its two highest short-term loan/municipal note ratings:
------------------------------------------------------------------------------

MIG-1/VMIG-1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P's description of its two highest municipal note ratings:
------------------------------------------------------------

        SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2  Satisfactory capacity to pay principal and interest.

Thomson's description of its two highest short-term ratings:
------------------------------------------------------------

        TBW-1 The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

        TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                   APPENDIX B
                                   ----------

                  DESCRIPTION OF MONEY MARKET FUND INVESTMENTS

      Obligations Backed by Full Faith and Credit of the U.S. Government -- are bills, certificates of indebtedness, notes and bonds issued by (i) the U.S. Treasury or (ii) agencies, authorities and instrumentalities of the U.S. Government or other entities and backed by the full faith and credit of the U.S. Government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, Farmers' Home Administration and the Small Business Administration.

      Other U.S. Government Obligations -- are bills, certificates of indebtedness, notes, and bonds issued by agencies, authorities and instrumentalities of the U.S. Government which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

      Repurchase Agreements -- are agreements by which a Fund purchases a U.S. Treasury or agency obligation and obtains a simultaneous commitment from the seller (a domestic commercial bank or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase.

      Certificates of Deposit -- are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

      Bankers' Acceptances -- are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are term "accepted" when a bank guarantees their payment at maturity.

      Eurodollar Obligations -- obligations of foreign branches of U.S. banks.

      Yankeedollar Obligations -- obligations of domestic branches of foreign banks.

      Commercial Paper -- refers to promissory notes issued by corporations in order to finance their short-term credit needs.

      Corporate Obligations -- include bonds and notes issued by corporations in order to finance longer term credit needs.

                              FINANCIAL STATEMENTS
                              --------------------

                  PIMCO Advisors Funds
P I M C O         Annual Report

                  September 30, 1995



                  EQUITY FUNDS
                  Equity Income Fund
                  Value Fund
                  Growth Fund
                  Target Fund
                  Discovery Fund
                  Opportunity Fund
                  Innovation Fund
                  International Fund
                  Precious Metals Fund

                  INCOME FUNDS
                  High Income Fund
                  Total Return Income Fund
                  Tax Exempt Fund
                  U.S. Government Fund
                  Short-Intermediate Fund
                  Money Market Fund

PIMCO ADVISORS EQUITY INCOME FUND                                             17
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $168,020,013) (Note
  2a)                                                      $  192,428,080
Cash                                                              173,572
Dividends receivable                                              639,229
Interest receivable                                               348,228
Receivable for investments
  sold                                                          3,474,819
Receivable for Fund shares
  sold                                                            413,569
Other assets                                                       21,856
                                                           --------------
    Total assets                                              197,499,353
LIABILITIES:
Payable for investments
  purchased                     $               7,188,612
Payable for Fund shares
  redeemed                                        844,181
Dividends payable                                   8,245
Accrued expenses:
  Investment advisory fee                         116,004
  Distribution fee                                108,042
  Servicing fee                                    38,668
  Other                                           186,591
                                                 --------
    Total liabilities                                           8,490,343
                                                           --------------
NET ASSETS                                                 $  189,009,010
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $  156,814,031
Undistributed net investment
  income                                                          570,020
Undistributed net realized
  gain on investments                                           7,216,892
Net unrealized appreciation on
  securities                                                   24,408,067
                                                           --------------
    Total net assets                                       $  189,009,010
                                                           ==============


CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($12,933,161
   DIVIDED BY 914,725 shares)                        $14.14
Sales charge--5.50% of public
  offering price                                       0.82
                                                  ---------
Maximum offering price                               $14.96
                                                  =========
CLASS B SHARES
Net asset value and offering
  price per share ($1,759,597
   DIVIDED BY 124,502 shares)                        $14.13
                                                  =========
Redemption price per share                            *
                                                  =========
CLASS C SHARES
Net asset value and offering
  price per share ($174,316,252
   DIVIDED BY 12,367,471 shares)                     $14.09
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    2,750,840
Dividends (including $173,239
  in dividends from foreign
  securities less $18,163 in
  foreign taxes withheld at
  source)                                                       4,893,976
                                                           --------------
    Total investment income                                     7,644,816
EXPENSES:
Investment advisory fee (Note
  3a)                           $               1,371,809
Distribution fee (Class B)
  (Note 3b)                                         1,553
Distribution fee (Class C)
  (Note 3b)                                     1,270,509
Servicing fee (Class A) (Note
  3b)                                              33,249
Servicing fee (Class B) (Note
  3b)                                                 518
Servicing fee (Class C) (Note
  3b)                                             423,503
Transfer agent and custody
  fees                                            332,000
Professional fees                                  61,000
Trustees' fees and expenses
  (Note 3c)                                        15,000
Shareholder reports and
  notices                                         105,000
Miscellaneous                                      71,015
                                                 --------
    Total expenses                                              3,685,156
                                                           --------------
    Net investment income                                       3,959,660
                                                           --------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on security
  transactions                                                  7,637,491
Net realized gain on options
  written                                                          63,613
Net unrealized appreciation on
  securities                                                   13,910,233
Net unrealized appreciation on
  options written                                                   1,393
                                                           --------------
Net realized and unrealized
  gain on investments                                          21,612,730
                                                           --------------
Net increase in net assets
  resulting from operations                                $   25,572,390
                                                           ==============

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment income           $  3,959,660               $    3,201,384
Net realized gain on security
  transactions                     7,637,491                      580,367
Net realized gain on options
  written                             63,613                       42,386
Net unrealized appreciation
  (depreciation) on securities    13,910,233                   (3,119,826)
Net unrealized appreciation
  (depreciation) on options
  written                              1,393                       (1,393)
                                 -----------               --------------
Net increase in net assets
  resulting from operations       25,572,390                      702,918
Dividends paid from net
  investment income
  Class A                           (343,825)                    (309,331)
  Class B                             (6,134)                          --
  Class C                         (3,190,633)                  (2,978,345)
Distributions paid from net
  realized gain on investments
  Class A                                 --                     (145,600)
  Class C                                 --                   (2,046,029)
Net equalization credits
  (debits)
  (Note 2g)                         (108,468)                     212,929
Net increase (decrease) from
  Fund share transactions
  (Note 5)                       (26,748,176)                  97,822,458
                                 -----------               --------------
    Net increase (decrease) in
      net assets                  (4,824,846)                  93,259,000
NET ASSETS:
Beginning of year                193,833,856                  100,574,856
                                 -----------               --------------
End of year (including
  undistributed net investment
  income of $570,020 and
  $213,610, respectively)       $189,009,010               $  193,833,856
                                 ===========               ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

18
PIMCO ADVISORS EQUITY INCOME FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SHORT-TERM NOTES--5.4%
$    1,700,000  Cooperative Association
                  of Tractor Dealers,
                  Inc., 5.72%, 10/6/95     $    1,698,649
     2,500,000  Corporate Asset Funding
                  Co., Inc., 5.77%,
                  10/13/95                      2,495,192
     1,000,000  Dresdner U.S. Finance
                  Inc., 5.73%, 10/3/95            999,682
     2,300,000  Goldman Sachs & Co.,
                  5.77%, 10/4/95                2,298,894
     2,000,000  Preferred Receivables
                  Funding Corp., 5.74%,
                  10/6/95                       1,998,406
       800,000  Sheffield Receivables
                  Corp., 6.55%, 10/2/95           799,854
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $10,290,677)           10,290,677
                                           --------------
                CONVERTIBLE BONDS AND
                  NOTES--22.0%
                CHEMICALS--1.0%
     1,300,000  Altera Corp., 5.75%,
                  6/15/02                       1,808,625
                                           --------------
                COMMUNICATION
                  EQUIPMENT--1.4%
     2,050,000  Network Equipment
                  Technologies, Inc.,
                  7.25%, 5/15/14                2,708,562
                                           --------------
                ELECTRONICS--5.0%
     2,250,000  Integrated Device
                  Technology, Inc.,
                  5.50%, 6/1/02                 2,500,313
     5,500,000  Motorola, Inc., 0.00%,
                  9/27/13                       5,005,000
     1,850,000  VLSI Technology, Inc.,
                  8.25%, 10/1/05                1,887,000
                                           --------------
                                                9,392,313
                                           --------------
                FINANCIAL SERVICES--1.5%
     2,050,000  First Financial
                  Management Corp.,
                  5.00%, 12/15/99               2,911,000
                                           --------------
                HEALTH MANAGEMENT--1.5%
     2,100,000  HEALTHSOUTH
                  Rehabilitation Corp.,
                  5.00%, 4/1/01                 2,919,000
                                           --------------
                LODGING--1.9%
     2,500,000  HFS, Inc., 4.50%, 10/1/99       3,640,625
                                           --------------
                RESTAURANTS--1.6%
    11,950,000  Boston Chicken Inc.,
                  0.00%, 6/1/15                 2,957,625
                                           --------------
                RETAIL--4.3%
     1,960,000  Baby Superstore, Inc.,
                  4.875%, 10/1/00               1,969,800
     2,000,000  Federated Department
                  Stores, Inc., 5.00%,
                  10/1/03                       2,050,000
     6,040,000  Office Depot Inc., 0.00%,
                  11/1/08                       4,107,200
                                           --------------
                                                8,127,000
                                           --------------
                TELECOMMUNICATIONS--2.2%
     4,000,000  WorldCom, Inc., 5.00%,
                  8/15/03                       4,090,000
                                           --------------

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                UTILITIES: ELECTRIC--1.6%
$    2,900,000  Synoptics Communications,
                  Inc., 5.25%, 5/15/03     $    2,997,875
                                           --------------
                TOTAL CONVERTIBLE BONDS
                  AND NOTES
                  (Cost $37,068,596)           41,552,625
                                           --------------
                EXCHANGEABLE NOTES--4.2%
        94,275  Allstate Corp.,
                  Exchangeable into
                  shares of common stock
                  of PMI Group Inc.,
                  6.7647%, 4/15/98              4,018,472
        73,500  American Express Co.,
                  Exchangeable into
                  shares of common stock
                  of First Data Corp.,
                  6.25%, 10/15/96               3,822,000
                                           --------------
                TOTAL EXCHANGEABLE NOTES
                  (Cost $6,525,180)             7,840,472
                                           --------------
SHARES
--------------
                COMMON STOCKS--54.6%
                APPAREL--1.6%
       118,700  Liz Claiborne, Inc.             2,997,175
                                           --------------
                BANKS--4.1%
        84,400  Bank of New York Co.,
                  Inc.                          3,924,600
        55,000  Bankers Trust Co. (N.Y.)        3,863,750
                                           --------------
                                                7,788,350
                                           --------------
                BEVERAGE--2.8%
       102,700  Pepsico, Inc.                   5,237,700
                                           --------------
                FINANCIAL SERVICES--4.5%
       130,300  American Express Co.            5,782,062
        52,200  Student Loan Marketing
                  Association                   2,818,800
                                           --------------
                                                8,600,862
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--8.6%
        47,400  Federal Paper Board Co.,
                  Inc.                          1,818,975
        22,600  Georgia-Pacific Corp.           1,977,500
        71,300  Kimberly-Clark Corp.            4,786,012
       102,100  Sonoco Products Co.             2,833,275
       122,800  Williams Cos., Inc. (The)       4,789,200
                                           --------------
                                               16,204,962
                                           --------------
                INSURANCE--3.7%
        47,600  Cigna Corp.                     4,956,350
        60,900  Mid Ocean Limited               2,101,050
                                           --------------
                                                7,057,400
                                           --------------
                MEDIA--1.4%
        89,700  Times Mirror Co., Class A       2,578,875
                                           --------------
                MEDICAL SUPPLIES--6.8%
        44,900  Bausch & Lomb, Inc.             1,857,737
       145,300  Baxter International,
                  Inc.                          5,975,463
        68,800  Johnson & Johnson               5,099,800
                                           --------------
                                               12,933,000
                                           --------------
                MISCELLANEOUS
                  MANUFACTURING--1.5%
        68,200  Shared Medical Systems
                  Corp.                         2,830,300
                                           --------------
                OIL AND GAS--2.0%
        59,700  Amoco Corp.                     3,828,263
                                           --------------
                OIL AND GAS
                  SERVICES--2.3%
       104,100  Halliburton Co.                 4,346,175
                                           --------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS EQUITY INCOME FUND                                             19
--------------------------------------------------------------------------------
                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
                PHARMACEUTICALS--7.5%
        82,300  Merck & Co., Inc.          $    4,608,800
       150,700  Smithkline Beecham PLC
                  ADR                           7,629,188
        41,600  Upjohn Co.                      1,856,400
                                           --------------
                                               14,094,388
                                           --------------
                PUBLISHING--1.9%
       149,720  Jostens, Inc.                   3,518,420
                                           --------------
                UTILITIES: ELECTRIC--1.5%
       102,800  Illinova Corp.                  2,788,450
                                           --------------
                UTILITIES: GAS--0.9%
        99,600  Washington Energy Co.           1,705,650
                                           --------------
                UTILITIES: TELEPHONE
                  SYSTEMS--3.5%
        42,900  AT&T Corp.                      2,820,675
       146,900  MCI Communications Corp.        3,828,581
                                           --------------
                                                6,649,256
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $90,446,926)          103,159,226
                                           --------------
                CONVERTIBLE PREFERRED
                  STOCKS--15.6%
                COMPUTER SERVICES AND
                  SOFTWARE--3.2%
        92,550  General Motors Corp.,
                  Class E, Series C,
                  $3.25                         6,004,181
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--1.9%
       116,550  James River Corp., Series
                  P, 9.00%                      3,554,775
                                           --------------
                MACHINERY AND
                  ENGINEERING--2.2%
        44,010  Case Corp., Series A,
                  $4.50                         4,175,449
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
                OFFICE EQUIPMENT--2.8%
        87,250  United Companies
                  Financial Corp., 6.75%   $    5,365,875
                                           --------------
                TELECOMMUNICATIONS--5.5%
        88,300  LCI International Inc.,
                  $1.25                         4,558,487
        44,500  MFS Communications Co.,
                  Inc., 8.00%                   1,852,313
        97,000  Mobile Telecommunications
                  Technologies Corp.,
                  $2.25                         4,074,000
                                           --------------
                                               10,484,800
                                           --------------
                TOTAL CONVERTIBLE
                  PREFERRED STOCKS
                  (Cost $23,688,634)           29,585,080
                                           --------------

TOTAL INVESTMENTS
  (Cost $168,020,013+)        101.8%    192,428,080
OTHER ASSETS AND
  LIABILITIES, NET             (1.8%)     (3,419,070)
                            -------  --------------
TOTAL NET ASSETS              100.0% $  189,009,010
                            =======  ==============

        + The cost of investments for federal income tax purposes is $168,020,013. At September 30, 1995, net unrealized appreciation was $24,408,067. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $24,628,112 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $220,045.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

20
PIMCO ADVISORS VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $11,109,534) (Note
  2a)                                                      $   11,594,313
Cash                                                            1,202,664
Dividends receivable                                               28,298
Interest receivable                                                 5,481
Receivable for Fund shares
  sold                                                            449,114
Unamortized organization costs
  (Note 2j)                                                        47,395
                                                           --------------
    Total assets                                               13,327,265
LIABILITIES:
Payable for investments
  purchased                     $                 149,644
Payable for Fund shares
  redeemed                                          1,316
Accrued expenses:
  Investment advisory fee                           6,457
  Distribution fee                                  5,538
  Servicing fee                                     2,306
  Organization expense                             50,000
  Other                                             2,274
                                                  -------
    Total liabilities                                             217,535
                                                           --------------
NET ASSETS                                                 $   13,109,730
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $   12,603,390
Undistributed net investment
  income                                                           21,561
Net unrealized appreciation on
  securities                                                      484,779
                                                           --------------
    Total net assets                                       $   13,109,730
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($2,491,813
   DIVIDED BY 233,349 shares)                        $10.68
Sales charge--5.50% of public
  offering price                                       0.62
                                                  ---------
Maximum offering price                               $11.30
                                                  =========
CLASS B SHARES
Net asset value and offering
  price per share ($3,974,939
   DIVIDED BY 372,239 shares)                        $10.68
                                                  =========
Redemption price per share                            *
                                                  =========
CLASS C SHARES
Net asset value and offering
  price per share ($6,642,978
   DIVIDED BY 622,096 shares)                        $10.68
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Period Ended September 30, 1995*

INVESTMENT INCOME:
Interest                                                          $15,508
Dividends (including $403 in
  dividends from foreign
  securities less $102 in
  foreign taxes withheld at
  source)                                                          70,143
                                                                  -------
    Total investment income                                        85,651
EXPENSES:
Investment advisory fee (Note
  3a)                           $                  14,916
Distribution fee (Class B)
  (Note 3b)                                         5,125
Distribution fee (Class C)
  (Note 3b)                                         7,461
Servicing fee (Class A) (Note
  3b)                                               1,132
Servicing fee (Class B) (Note
  3b)                                               1,708
Servicing fee (Class C) (Note
  3b)                                               2,487
Transfer agent and custody
  fees                                              3,853
Professional fees                                     600
Organization costs                                  2,605
Miscellaneous                                         856
                                                   ------
    Total expenses                                                 40,743
                                                                  -------
    Net investment income                                          44,908
                                                                  -------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on security
  transactions                                                      1,147
Net unrealized appreciation on
  securities                                                      484,779
                                                                  -------
Net realized and unrealized
  gain on investments                                             485,926
                                                                  -------
Net increase in net assets
  resulting from operations                                      $530,834
                                                                  ========
------------------
* The Fund commenced operations on June 27, 1995.

STATEMENT OF CHANGES IN NET ASSETS

                                   PERIOD ENDED
                                     SEPTEMBER
                                           30,
                                         1995*
                                   ------------
OPERATIONS:
Net investment income               $   44,908
Net realized gain on security
 transactions                            1,147
Net unrealized appreciation on
 securities                            484,779
                                   ------------
Net increase in net assets
 resulting from operations             530,834
Dividends paid from net
 investment income
  Class A                              (12,109)
  Class B                              (12,461)
  Class C                              (21,485)
Return of Capital
  Class A                               (2,772)
  Class B                               (2,852)
  Class C                               (4,919)
Net equalization credits (Note
 2g)                                    21,561
Net increase from Fund share
 transactions (Note 5)              12,613,933
                                   ------------
    Net increase in net assets      13,109,730
NET ASSETS:
Beginning of period                         --
                                   ------------
End of period (Including
 undistributed net investment
 income of $21,561)                 $13,109,730
                                   ============
------------------
* The Fund commenced operations on June 27, 1995.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS VALUE FUND                                                     21
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995
                                           VALUE
SHARES                                     (NOTE 2)
------                                     --------------
                COMMON STOCKS--88.4%
                ADVERTISING--0.3%
           700  Omnicom Group, Inc.        $       45,587

                                           --------------
                AEROSPACE--4.0%
         6,800  Northrop Grumman Corp.            413,950
         1,300  Raytheon Co.                      110,500
                                           --------------
                                                  524,450
                                           --------------
                APPAREL--0.3%
         1,000  Reebok International Ltd.          34,375
                                           --------------
                APPLIANCES--2.5%
        13,000  Maytag Corp.                      227,500
         2,000  Premark International,
                  Inc.                            101,750
                                           --------------
                                                  329,250
                                           --------------
                AUTOMOTIVE
                  MANUFACTURING--2.6%
         4,400  Chrysler Corp.                    233,200
         3,500  Ford Motor Co.                    108,937
                                           --------------
                                                  342,137
                                           --------------
                BANKS--6.6%
         1,500  Bankers Trust Co. (N.Y.)          105,375
         4,800  Chase Manhattan Corp.             293,400
         5,400  Mellon Bank Corp.                 240,975
         4,000  PNC Bancorp                       111,500
         2,800  Standard Federal
                  Bancorporation                  109,200
                                           --------------
                                                  860,450
                                           --------------
                BEVERAGE--2.2%
         4,600  Anheuser-Busch Cos., Inc.         286,925
                                           --------------
                BUILDING MATERIALS AND
                  CONSTRUCTION--0.4%
         2,300  Lennar Corp.                       50,025
                                           --------------
                CHEMICALS--1.7%
         1,800  Olin Corp.                        123,750
         1,300  Union Carbide Corp.                51,675
         1,800  Wellman, Inc.                      44,100
                                           --------------
                                                  219,525
                                           --------------
                COMMERCIAL SERVICES--2.3%
         6,600  PHH Corp.                         297,000
                                           --------------
                COMPUTER SERVICES AND
                  SOFTWARE--0.9%
         2,500  Sterling Software Inc.*           113,750
                                           --------------
                COMPUTERS--0.8%
         2,400  Seagate Technology*               101,100
                                           --------------
                COPPER--2.8%
         5,900  Phelps Dodge Corp.                369,487
                                           --------------
                COPYING--0.8%
           800  Xerox Corp.                       107,500
                                           --------------
                ELECTRONICS--1.4%
         3,800  Advanced Micro Devices,
                  Inc.*                           110,675
         3,600  EG&G Inc.                          70,200
                                           --------------
                                                  180,875
                                           --------------
                FINANCIAL SERVICES--1.5%
         5,000  Bear Stearns Companies,
                  Inc.                            107,500
         4,900  Paine Webber Group Inc.            96,775
                                           --------------
                                                  204,275
                                           --------------
                FOOD--0.9%
         2,200  IBP, Inc.                         117,425
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)
------                                     --------------
                FOREST AND PAPER
                  PRODUCTS--1.2%
         2,700  Federal Paper Board Co.,
                  Inc.                     $      103,612
           800  Willamette Industries,
                  Inc.                             53,400
                                           --------------
                                                  157,012
                                           --------------
                HEALTH MANAGEMENT--0.4%
         2,800  Tenet Healthcare Corp.*            48,650
                                           --------------
                INSURANCE--3.8%
         1,600  Aetna Life & Casualty Co.         117,400
           741  Allstate Corp.                     26,213
           800  Loews Corp.                       116,400
         8,600  Provident Life & Accident
                  Insurance Co. of
                  America, Class B                233,275
                                           --------------
                                                  493,288
                                           --------------
                LEISURE--1.7%
        11,200  Brunswick Corp.                   226,800
                                           --------------
                MACHINERY AND
                  ENGINEERING--3.6%
         5,900  Briggs & Stratton Corp.           237,475
         2,900  Deere & Co.                       235,987
                                           --------------
                                                  473,462
                                           --------------
                MEDICAL SUPPLIES--1.2%
         2,800  Baxter International,
                  Inc.                            115,150
         1,500  Beckman Instruments, Inc.          45,375
                                           --------------
                                                  160,525
                                           --------------
                MULTI-INDUSTRY--1.6%
         1,400  Textron Incorporated               95,550
           900  Unilever N.V. ADR                 117,000
                                           --------------
                                                  212,550
                                           --------------
                OIL AND GAS--8.0%
         2,700  Atlantic Richfield Co.            289,912
         1,600  Repsol, S.A. ADR                   50,800
         4,600  Texaco Inc.                       297,275
        17,600  Ultramar Corp.                    418,000
                                           --------------
                                                1,055,987
                                           --------------
                PHARMACEUTICALS--5.0%
         3,500  American Home Products
                  Corp.                           297,062
         1,600  Bristol-Myers Squibb Co.          116,600
         5,300  Upjohn Co.                        236,512
                                           --------------
                                                  650,174
                                           --------------
                PRINTING--2.5%
         4,900  Harland (John H.) Co.             108,412
         4,100  Harris Corp.                      224,988
                                           --------------
                                                  333,400
                                           --------------
                REAL ESTATE--0.8%
         3,200  Meditrust Corp.                   110,800
                                           --------------
                RETAIL--5.0%
         3,500  Fleming Cos., Inc.                 84,000
         7,400  K mart Corp.                      107,300
        10,200  Melville Corp.                    351,900
         2,900  Sears, Roebuck & Co.              106,938
                                           --------------
                                                  650,138
                                           --------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

22
PIMCO ADVISORS VALUE FUND

--------------------------------------------------------------------------------
                                           VALUE
SHARES                                     (NOTE 2)
------                                     --------------
                TELECOMMUNICATIONS--4.1%
        10,100  Comsat Corp.               $      227,250
         6,700  Pacific Telesis Group             206,025
         3,100  Southern New England
                  Telecommunications
                  Corp.                           109,663
                                           --------------
                                                  542,938
                                           --------------
                TEXTILES--0.8%
         2,800  Springs Industries, Inc.          109,900
                                           --------------
                TIRE AND RUBBER--0.8%
         2,700  Goodyear Tire & Rubber
                  Co. (The)                       106,313
                                           --------------
                TOBACCO--2.6%
         2,500  American Brands, Inc.             105,625
         2,800  Phillip Morris Cos.               233,800
                                           --------------
                                                  339,425
                                           --------------
                TRANSPORTATION: AIR--0.9%
         1,700  AMR Corp.*                        122,613
                                           --------------
                TRANSPORTATION:
                  RAIL--1.7%
         1,600  Conrail Inc.                      110,000
         2,100  GATX Corp.                        108,675
                                           --------------
                                                  218,675
                                           --------------
                UTILITIES: ELECTRIC--6.2%
         9,100  Detroit Edison Co.                293,475
         9,700  Pacific Gas & Electric
                  Co.                             289,788
         3,300  Texas Utilities Co.               115,088
         7,100  Washington Water Power
                  Co.                             114,488
                                           --------------
                                                  812,839
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)
------                                     --------------
                UTILITIES: GAS--2.7%
         8,500  NICOR Inc.                 $      231,625
         4,400  Peoples Energy Corp.              121,000
                                           --------------
                                                  352,625
                                           --------------
                WHOLESALE--1.8%
         7,900  Supervalu, Inc.                   232,063
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $11,109,534)           11,594,313
                                           --------------

TOTAL INVESTMENTS
  (Cost $11,109,534+)              88.4%     11,594,313
OTHER ASSETS AND LIABILITIES,
  NET                              11.6%      1,515,417
                                -------  --------------
TOTAL NET ASSETS                  100.0% $   13,109,730
                                ======== ==============

        + The cost of investments for federal income tax purposes is $11,109,534. At September 30, 1995, net unrealized appreciation was $484,779. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $597,079 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $112,300.
        *  Non-income producing security.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS GROWTH FUND                                                    23
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $1,211,567,135)
  (Note 2a)                                                $1,455,535,238
Cash                                                              194,711
Dividends receivable                                            1,547,742
Receivable for investments
  sold                                                         16,007,712
Receivable for Fund shares
  sold                                                          2,473,666
Other assets                                                      134,944
                                                           --------------
    Total assets                                            1,475,894,013
LIABILITIES:
Payable for investments
  purchased                     $              34,110,310
Payable for Fund shares
  redeemed                                      3,187,669
Outstanding options written,
  at value (premiums received
  $3,166,613) (Notes 2c and 6)                  3,332,275
Accrued expenses:
  Investment advisory fee                         767,457
  Distribution fee                                793,625
  Servicing fee                                   292,014
  Other                                           768,630
                                               ----------
    Total liabilities                                          43,251,980
                                                           --------------
NET ASSETS                                                 $1,432,642,033
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $1,037,587,773
Undistributed net realized
  gain on investments                                         151,251,819
Net unrealized appreciation on
  securities                                                  243,968,103
Net unrealized depreciation on
  options written                                                (165,662)
                                                           --------------
    Total net assets                                       $1,432,642,033
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($134,818,843
   DIVIDED BY 5,239,354 shares)                      $25.73
Sales charge--5.50% of public
  offering price                                       1.50
                                                  ---------
Maximum offering price                               $27.23
                                                  ---------
                                                  ---------
CLASS B SHARES
Net asset value and offering
  price per share ($7,671,110
   DIVIDED BY 307,623 shares)                        $24.94
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
CLASS C SHARES
Net asset value and offering
  price per share ($1,290,152,080
   DIVIDED BY 51,739,024 shares)                     $24.94
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    5,539,259
Dividends (including
  $1,889,732 in dividends from
  foreign securities less
  $187,918 in foreign taxes
  withheld at source)                                          15,544,493
                                                           --------------
    Total investment income                                    21,083,752
EXPENSES:
Investment advisory fee (Note
  3a)                           $               8,268,603
Distribution fee (Class B)
  (Note 3b)                                         9,437
Distribution fee (Class C)
  (Note 3b)                                     8,548,085
Servicing fee (Class A) (Note
  3b)                                             289,263
Servicing fee (Class B) (Note
  3b)                                               3,146
Servicing fee (Class C) (Note
  3b)                                           2,849,362
Transfer agent and custody
  fees                                          1,678,998
Professional fees                                 135,999
Trustees' fees and expenses
  (Note 3c)                                        85,000
Shareholder reports and
  notices                                         649,999
Miscellaneous                                     257,993
                                                 --------
    Total expenses                                             22,775,885
                                                           --------------
    Net investment loss                                        (1,692,133)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on security
  transactions                                                170,814,216
Net realized loss on options
  written                                                     (10,517,641)
Net unrealized appreciation on
  securities                                                  107,005,178
Net unrealized depreciation on
  options written                                              (1,232,651)
                                                           --------------
Net realized and unrealized
  gain on investments                                         266,069,102
                                                           --------------
Net increase in net assets
  resulting from operations                                $  264,376,969
                                                           ==============

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -------------              --------------
OPERATIONS:
Net investment loss             $   (1,692,133)            $   (1,510,561)
Net realized gain on security
  transactions                     170,814,216                 61,977,601
Net realized gain (loss) on
  options written                  (10,517,641)                16,170,895
Net unrealized appreciation
  (depreciation) on securities     107,005,178                (70,142,685)
Net unrealized appreciation
  (depreciation) on options
  written                           (1,232,651)                    62,164
                                 -------------             --------------
Net increase in net assets
  resulting from operations        264,376,969                  6,557,414
Distributions paid from net
  realized gain on investments
  Class A                           (5,788,261)                (7,856,845)
  Class C                          (59,479,234)               (86,123,172)
Net increase from Fund share
  transactions (Note 5)             40,836,714                105,119,489
                                 -------------             --------------
    Net increase in net assets     239,946,188                 17,696,886
NET ASSETS:
Beginning of year                1,192,695,845              1,174,998,959
                                 -------------             --------------
End of year                     $1,432,642,033             $1,192,695,845
                                 =============             ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

24
PIMCO ADVISORS GROWTH FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995
PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                COMMERCIAL PAPER
                  GUARANTEED
                  BY LETTERS OF
                  CREDIT--0.3%
$    3,600,000  Matterhorn Capital Corp.,
                  5.71%, 10/27/95
                  guaranteed by Union
                  Bank of Switzerland
                (Cost $3,585,154)          $    3,585,154
                                           --------------
                SHORT-TERM NOTES--7.3%
    10,000,000  Asset Securitization
                  Corp., 5.73%, 10/10/95        9,985,675
     9,400,000  Bell Atlantic Network
                  Funding, 5.71%,
                  10/12/95                      9,383,600
     2,700,000  Ciesco, L.P., 5.77%,
                  10/23/95                      2,690,479
     5,000,000  Commonwealth Bank of
                  Australia, 6.45%,
                  10/3/95                       4,998,208
     4,000,000  Cooperative Association
                  of Tractor Dealers,
                  Inc., 5.73%, 10/3/95          3,998,727
    10,800,000  Corporate Asset Funding
                  Co., Inc., 5.77%,
                  10/12/95                     10,780,959
    10,500,000  Corporate Receivables
                  Corp., 5.72%, 10/18/95       10,471,638
     7,500,000  CXC, Inc., 5.77%,
                  10/27/95                      7,468,746
    12,000,000  Golden Managers
                  Acceptance Corp.,
                  5.76%, 10/4/95               11,994,240
     6,250,000  Preferred Receivables
                  Funding Corp., 5.74%,
                  10/5/95                       6,246,014
     6,000,000  Reed Elsevier Capital
                  Inc., 5.69%, 10/11/95         5,990,517
    10,000,000  Sheffield Receivables
                  Corp., 5.80%, 10/5/95         9,993,555
    10,000,000  USL Capital Corp., 5.70%,
                  10/26/95                      9,960,417
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $103,962,775)         103,962,775
                                           --------------
                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS--0.3%
     5,000,000  FNMA, Discount Notes,
                  5.75%, 10/3/95
                (Cost $4,998,403)               4,998,403
                                           --------------

SHARES
--------------
                COMMON STOCKS--93.7%
                APPLIANCES--2.3%
       975,000  Black & Decker Corp.           33,271,875
                                           --------------
                BANKS--6.9%
       470,000  Bank of New York Co.,
                  Inc.                         21,855,000
       480,000  Chemical Banking Corp.         29,220,000
       675,000  Citicorp                       47,756,250
                                           --------------
                                               98,831,250
                                           --------------
                BEVERAGE--3.1%
       860,000  Pepsico, Inc.                  43,860,000
                                           --------------
                COMMUNICATION
                  EQUIPMENT--1.0%
       200,000  Nokia Corporation ADR          13,950,000
                                           --------------
                COMPUTER SERVICES AND
                  SOFTWARE--14.4%
       585,000(a) Cisco Systems, Inc.*         40,365,000
       600,000  Computer Associates
                  International, Inc.          25,350,000
       500,000  Computer Sciences Corp.*       32,187,500

                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
       570,000(a) Electronic Arts Inc.*    $   20,947,500
       250,000  First Data Corp.               15,500,000
       650,000(a) Informix Corp.*              21,125,000
       375,000  Microsoft Corp.*               33,937,500
       450,000  Oracle Systems Corp.*          17,268,750
                                           --------------
                                              206,681,250
                                           --------------
                COMPUTERS--1.0%
       170,000  Hewlett-Packard Co.            14,173,750
                                           --------------
                ELECTRONICS--6.4%
       200,000  Applied Materials, Inc.*       20,450,000
       825,000  Loral Corp.                    47,025,000
       425,000(a) LSI Logic Corp.*             24,543,750
                                           --------------
                                               92,018,750
                                           --------------
                ENTERTAINMENT AND
                  LEISURE--4.3%
       440,000  Disney (Walt) Company
                  (The)                        25,245,000
       730,000  Viacom, Inc., Class B*         36,317,500
                                           --------------
                                               61,562,500
                                           --------------
                FINANCIAL SERVICES--5.1%
       680,000  American Express Co.           30,175,000
       417,000  Green Tree Financial
                  Corp.                        25,437,000
       290,000  MGIC Investment Corp.          16,602,500
                                           --------------
                                               72,214,500
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--5.9%
       425,000  Bowater Inc.                   19,815,625
       320,000  Georgia-Pacific Corp.          28,000,000
       550,000  Kimberly-Clark Corp.           36,918,750
                                           --------------
                                               84,734,375
                                           --------------
                HEALTH MANAGEMENT--2.6%
       780,000  Columbia HCA Healthcare
                  Corp.                        37,927,500
                                           --------------
                INSURANCE--4.3%
       365,000  American International
                  Group Inc.                   31,025,000
       290,000  Cigna Corp.                    30,196,250
                                           --------------
                                               61,221,250
                                           --------------
                MACHINERY AND
                  ENGINEERING--1.5%
       260,000  Deere & Co.                    21,157,500
                                           --------------
                MEDIA--3.7%
     1,265,000  Comcast Corp. Class A          25,300,000
       410,000  Infinity Broadcasting
                  Corp. Class A*               13,427,500
       540,000  Liberty Media
                  Group-Series A*              14,445,000
                                           --------------
                                               53,172,500
                                           --------------
                MEDICAL SUPPLIES--8.2%
       520,000  Guidant Corp.                  15,210,000
       525,000  Heart Technology, Inc.*        14,634,375
       600,000  Johnson & Johnson              44,475,000
       800,000  Medtronic, Inc.                43,000,000
                                           --------------
                                              117,319,375
                                           --------------
                OIL AND GAS--3.4%
       500,000  Amoco Corp.                    32,062,500
       180,000  British Petroleum Co. PLC
                  ADR                          16,177,500
                                           --------------
                                               48,240,000
                                           --------------
                OIL AND GAS
                  SERVICES--2.4%
       540,000  Schlumberger Ltd.              35,235,000
                                           --------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS GROWTH FUND                                                    25
--------------------------------------------------------------------------------
                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
                PHARMACEUTICALS--9.3%
     1,000,000  Amgen Inc.*                $   49,875,000
       750,000  Merck & Co., Inc.              42,000,000
       520,000  Smithkline Beecham PLC
                  ADR                          26,325,000
       340,000  Upjohn Co.                     15,172,500
                                           --------------
                                              133,372,500
                                           --------------
                RETAIL--2.8%
       760,000  Federated Department
                  Stores, Inc.*                21,565,000
       600,000  Office Depot Inc.*             18,075,000
                                           --------------
                                               39,640,000
                                           --------------
                TELECOMMUNICATIONS--2.0%
       700,000  Vodafone Group PLC ADR         28,700,000
                                           --------------
                UTILITIES: TELEPHONE
                  SYSTEMS--3.1%
       324,000  AT&T Corp.                     21,303,000
       875,000  MCI Communications Corp.       22,804,687
                                           --------------
                                               44,107,687
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $1,096,434,198)     1,341,391,562
                                           --------------

CONTRACTS
--------------
                PURCHASED PUT
                  OPTIONS--0.1%
           937  Standard & Poor's 500
                  Index, expiring October
                  '95 @ $570                      169,831
         1,578  Standard & Poor's 500
                  Index, expiring October
                  '95 @ $575                      384,638
         1,545  Standard & Poor's 500
                  Index, expiring
                  December '95 @ $575           1,042,875
                                           --------------
                TOTAL PURCHASED PUT
                  OPTIONS
                  (Cost $2,586,605)             1,597,344
                                           --------------

                TOTAL SECURITIES OWNED
                  (Cost
                  $1,211,567,135+)          1,455,535,238
                                            --------------
                OUTSTANDING PUT OPTIONS WRITTEN--(0.1%)
         2,515  Standard & Poor's 500 Index,
                  expiring October '95 @ $545    (125,750)
         1,545  Standard & Poor's 500 Index,
                  expiring December '95 @ $540   (424,875)
                                            --------------
                TOTAL OUTSTANDING PUT OPTIONS
                  WRITTEN
                  (Premiums Received $708,074)   (550,625)
                                            --------------

                                  VALUE
CONTRACTS                         (NOTE 2)
------------                      --------------
                OUTSTANDING CALL OPTIONS
                  WRITTEN--(0.2%)
           350  Cisco Systems, Inc.,
                  expiring October '95 @
                  $70                      $      (67,812)
         2,000  Electronic Arts, Inc.,
                  expiring October '95 @
                  $40                            (150,000)
           700  Informix Corp., expiring
                  November '95 @ $35             (109,375)
           500  LSI Logic Corp., expiring
                  November '95 @ $65             (125,000)
         1,545  Standard & Poor's 500
                  Index, expiring
                  December '95 @ $590          (1,757,438)
         1,578  Standard & Poor's 500
                  Index, expiring October
                  '95 @ $590                     (572,025)
                                           --------------
                TOTAL OUTSTANDING CALL
                  OPTIONS WRITTEN
                  (Premiums Received
                  $2,458,539)                  (2,781,650)
                                           --------------

TOTAL INVESTMENTS, NET
  OF OUTSTANDING
  OPTIONS WRITTEN
  (Cost $1,214,733,748)    101.4%  1,452,202,963
OTHER ASSETS AND
  LIABILITIES, NET          (1.4%)    (19,560,930)
                         -------  --------------
TOTAL NET ASSETS           100.0% $1,432,642,033
                        ========   =============

        + The cost of investments for federal income tax purposes is $1,211,567,135. At September 30, 1995, net unrealized appreciation was $243,968,103. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $251,951,868 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $7,983,765

      (a)  See Outstanding Call Options Written

        *  Non-income producing securities

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

26
PIMCO ADVISORS TARGET FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $784,970,763) (Note
  2a)                                                      $  930,078,268
Cash                                                           16,452,116
Dividends receivable                                              347,272
Receivable for investments
  sold                                                          8,452,783
Receivable for Fund shares
  sold                                                          2,887,634
Unamortized organization costs
  (Note 2j)                                                        22,150
Other assets                                                       73,463
                                                           --------------
    Total assets                                              958,313,686
LIABILITIES:
Payable for investments
  purchased                     $              43,392,247
Payable for Fund shares
  redeemed                                      3,271,971
Outstanding options written,
  at value (premiums received
  $164,097) (Notes 2c and 6)                       61,725
Accrued expenses:
  Investment advisory fee                         531,470
  Distribution fee                                486,321
  Servicing fee                                   186,875
  Other                                           558,169
                                               ----------
    Total liabilities                                          48,488,778
                                                           --------------
NET ASSETS                                                 $  909,824,908
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $  666,384,565
Undistributed net realized
  gain on investments                                          98,230,466
Net unrealized appreciation on
  securities                                                  145,107,505
Net unrealized appreciation on
  options written                                                 102,372
                                                           --------------
    Total net assets                                       $  909,824,908
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($121,915,099
   DIVIDED BY 7,432,771 shares)                      $16.40
Sales charge--5.50% of public
  offering price                                       0.95
                                                  ---------
Maximum offering price                               $17.35
                                                  ---------
                                                  ---------
CLASS B SHARES
Net asset value and offering
  price per share ($7,554,310
   DIVIDED BY 470,488 shares)                        $16.06
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
CLASS C SHARES
Net asset value and offering
  price per share ($780,355,499
   DIVIDED BY 48,606,379 shares)                     $16.05
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    3,959,769
Dividends (including $376,424
  in dividends from foreign
  securities less $56,281 in
  foreign taxes withheld at
  source)                                                       4,232,580
                                                           --------------
    Total investment income                                     8,192,349
EXPENSES:
Investment advisory fee (Note
  3a)                           $               5,294,008
Distribution fee (Class B)
  (Note 3b)                                         8,862
Distribution fee (Class C)
  (Note 3b)                                     4,801,612
Servicing fee (Class A) (Note
  3b)                                             251,511
Servicing fee (Class B) (Note
  3b)                                               2,954
Servicing fee (Class C) (Note
  3b)                                           1,600,537
Transfer agent and custody
  fees                                          1,239,000
Professional fees                                 101,000
Trustees' fees and expenses
  (Note 3c)                                        40,000
Shareholder reports and
  notices                                         470,000
Miscellaneous                                     219,221
                                                 --------
    Total expenses                                             14,028,705
                                                           --------------
    Net investment loss                                        (5,836,356)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on security
  transactions                                                109,353,427
Net realized gain on options
  written                                                         416,535
Net unrealized appreciation on
  securities                                                   76,693,775
Net unrealized depreciation on
  options written                                                (133,389)
                                                           --------------
Net realized and unrealized
  gain on investments                                         186,330,348
                                                           --------------
Net increase in net assets
  resulting from operations                                $  180,493,992
                                                           ==============

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment loss             $ (5,836,356)              $   (5,077,201)
Net realized gain on security
  transactions                   109,353,427                    3,802,971
Net realized gain on options
  written                            416,535                    2,633,738
Net unrealized appreciation on
  securities                      76,693,775                   21,546,914
Net unrealized appreciation
  (depreciation) on options
  written                           (133,389)                     235,761
                                 -----------               --------------
Net increase in net assets
  resulting from operations      180,493,992                   23,142,183
Distributions paid from net
  realized gain on investments
  Class A                         (1,095,474)                    (557,437)
  Class C                         (7,061,265)                  (3,425,673)
Net increase from Fund share
  transactions (Note 5)           90,917,353                  280,386,122
                                 -----------               --------------
    Net increase in net assets   263,254,606                  299,545,195
NET ASSETS:
Beginning of year                646,570,302                  347,025,107
                                 -----------               --------------
End of year                     $909,824,908               $  646,570,302
                                ============               ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS TARGET FUND                                                    27
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SHORT-TERM NOTES--11.1%
$    7,000,000  Bass Financial (C.I)
                  Ltd., 5.80%,11/1/95      $    6,965,039
     7,800,000  Bell Atlantic Network
                  Funding Corp., 5.85%,
                  10/25/95                      7,769,580
     6,500,000  Ciesco, L.P., 5.70%,
                  10/20/95                      6,480,446
     6,300,000  Cooperative Association
                  of Tractor Dealers,
                  Inc., 5.78%, 10/11/95         6,289,885
     6,000,000  Corporate Asset Funding
                  Co., Inc., 5.77%,
                  10/13/95                      5,988,460
     5,000,000  Corporate Receivables
                  Corp., 5.80%, 11/14/95        4,964,555
     7,200,000  CSW Credit Inc., 5.72%,
                  10/24/95                      7,173,688
     7,100,000  CXC, Inc., 5.77%,
                  10/27/95                      7,070,413
     1,600,000  Dresdner U.S. Finance
                  Inc., 5.72%, 10/3/95          1,599,492
     5,000,000  Eiger Capital Corp.,
                  5.72%, 10/17/95               4,987,289
     4,400,000  Falcon Asset
                  Securitization Corp.,
                  5.72%, 10/13/95               4,391,611
     4,900,000  Golden Managers
                  Acceptance Corp.,
                  5.76%, 10/4/95                4,897,648
     5,500,000  Goldman Sachs & Co.,
                  5.77%, 10/4/95                5,497,355
     6,000,000  Koch Industries Inc.,
                  6.05%, 10/6/95                5,994,958
     3,100,000  McKenna Triangle National
                  Corp., 5.71%, 10/18/95        3,091,641
       500,000  National Rural Utilities
                  Cooperative Finance
                  Corp., 5.73%, 10/4/95           499,761
     5,000,000  Preferred Receivables
                  Funding Corp., 5.74%,
                  10/5/95                       4,996,811
     5,700,000  Sheffield Receivables
                  Corp., 5.80%, 10/5/95         5,696,327
     6,800,000  USL Capital Corp.,
                  5.74%-5.75%,
                  10/3/95-10/19/95              6,791,451
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $101,146,410)         101,146,410
                                           --------------

SHARES
--------------
                COMMON STOCKS AND
                  WARRANTS--91.1%
                APPAREL--2.0%
       361,500  Liz Claiborne, Inc.             9,127,875
       391,800  Warnaco Group Inc., Class
                  A*                            9,403,200
                                           --------------
                                               18,531,075
                                           --------------
                AUTOMOTIVE
                  MANUFACTURING--2.7%
     1,009,000  Harley-Davidson, Inc.          24,594,375
                                           --------------
                CHEMICALS--2.9%
       243,800  Potash Corporation of
                  Saskatchewan, Inc.           15,176,550
       405,600  Praxair, Inc.                  10,849,800
                                           --------------
                                               26,026,350
                                           --------------
                COMPUTER SERVICES AND
                  SOFTWARE--7.1%
       184,500  Broderbund Software,
                  Inc.*                        14,045,062
       332,200  Ceridian Corp.*                14,741,375
       559,400  FIserv, Inc.*                  16,152,675
       211,800  Peoplesoft, Inc.*              19,247,325
                                           --------------
                                               64,186,437
                                           --------------
                COMPUTERS--2.4%
       251,000  Dell Computer Corp.*           21,335,000
                                           --------------
                ELECTRONICS--11.6%
       220,600  AVX Corp.*                      7,390,100
       547,500  Diebold, Inc.                  25,390,312
       215,100  KLA Instruments Corp.*         17,261,775

                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
       295,300  MEMC Electronic
                  Materials, Inc.*         $    8,010,012
       410,000(a) Teradyne, Inc.*              14,760,000
       309,800  UCAR International Inc.*        8,442,050
       582,570  Vishay Intertechnology,
                  Inc.*                        24,467,940
                                           --------------
                                              105,722,189
                                           --------------
                ENTERTAINMENT AND
                  LEISURE--1.7%
       523,000  GTECH Holdings Corp.*          15,755,375
                                           --------------
                FINANCIAL SERVICES--3.2%
       886,600  Countrywide Credit
                  Industries Inc.              20,835,100
       350,500  Mercury Finance Corp.           8,543,437
                                           --------------
                                               29,378,537
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--4.7%
       386,900  Bowater Inc.                   18,039,212
       770,500  James River Corp. of
                  Virginia                     24,656,000
                                           --------------
                                               42,695,212
                                           --------------
                HEALTH CARE--1.2%
       436,800  Lincare Holdings, Inc.*        11,247,600
                                           --------------
                HEALTH MANAGEMENT--1.0%
       351,700  HEALTHSOUTH
                  Rehabilitation Corp.*         8,968,350
                                           --------------
                HEAVY MACHINERY--1.7%
       412,200  Case Corp.                     15,148,350
                                           --------------
                INSURANCE--6.5%
       850,100  Alexander & Alexander
                  Services Inc.                20,614,925
       306,100  American Re Corp.              11,784,850
       290,400  Mid Ocean Limited              10,018,800
       354,900  PMI Group, Inc.                16,813,388
                                           --------------
                                               59,231,963
                                           --------------
                LODGING--3.5%
       609,300  HFS, Inc.*                     31,912,088
                                           --------------
                MEDIA--4.1%
       166,900  Clear Channel
                  Communications, Inc.*        12,642,675
       427,300  Gartner Group, Inc.,
                  Class A*                     13,994,075
       172,355  Scholastic Corp.*              10,815,276
                                           --------------
                                               37,452,026
                                           --------------
                MEDICAL SUPPLIES--5.7%
       247,000  Bausch & Lomb, Inc.            10,219,625
     1,415,800  Guidant Corp.                  41,412,150
                                           --------------
                                               51,631,775
                                           --------------
                MISCELLANEOUS
                  MANUFACTURING--1.3%
       308,700  Millipore Corp.                11,576,250
                                           --------------
                PHARMACEUTICALS--3.1%
       261,700  Genzyme Corp.*                 15,178,600
       661,800  Mylan Laboratories Inc.        13,236,000
                                           --------------
                                               28,414,600
                                           --------------
                RESTAURANTS--4.7%
     1,143,100  Boston Chicken, Inc.*          29,863,488
       339,400  Starbucks Corp.*               12,854,775
                                           --------------
                                               42,718,263
                                           --------------
                RETAIL--9.5%
       153,200  Baby Superstore, Inc.*          6,913,150
       108,300  CompUSA, Inc.*                  4,656,900
       577,700  General Nutrition Cos.
                  Inc.*                        26,285,350
       264,500  Gymboree Corp.*                 7,968,063

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

28
PIMCO ADVISORS TARGET FUND

--------------------------------------------------------------------------------
                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
       909,500  OfficeMax, Inc.*           $   22,055,375
       554,300  PetSmart, Inc.*                18,707,625
                                           --------------
                                               86,586,463
                                           --------------
                TELECOMMUNICATIONS--9.3%
        53,250  American Satellite
                  Network Inc.
                  (warrants expire
                  6/30/99)*                             0
       258,550  Andrew Corp.*                  15,803,870
       202,300  MFS Communications Co.*         8,850,625
       443,440  Millicom International
                  Cellular SA*                 14,245,510
       292,500  Paging Network, Inc.*          14,040,000
       244,000  Qualcomm, Inc.*                11,193,500
       487,800  Tellabs, Inc.*                 20,548,575
                                           --------------
                                               84,682,080
                                           --------------
                UTILITIES: GAS--1.2%
       675,000  ENSERCH Corp.                  11,137,500
                                           --------------
                TOTAL COMMON STOCKS AND
                  WARRANTS
                  (Cost $683,824,353)         828,931,858
                                           --------------

TOTAL SECURITIES OWNED
  (Cost $784,970,763+)                  930,078,268
                                     --------------
                                     VALUE
CONTRACTS                            (NOTE 2)
--------                             --------------
                OUTSTANDING CALL OPTIONS
                  WRITTEN--(0.0%)
           823  Teradyne, Inc., expiring
                  October'95 @ $40
                (Premiums Received
                  $164,097)                $      (61,725)
                                           --------------

TOTAL INVESTMENTS, NET OF
  OUTSTANDING OPTIONS
  WRITTEN
  (Cost $784,806,665)         102.2%    930,016,543
OTHER ASSETS AND
  LIABILITIES, NET             (2.2%)    (20,191,635)
                            -------  --------------
TOTAL NET ASSETS              100.0% $  909,824,908
                            =======  ==============

        + The cost of investments for federal income tax purposes is $784,970,763. At September 30, 1995, net unrealized appreciation was $145,107,505. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $150,710,170 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $5,602,665.
      (a)  See Outstanding Call Options Written
        *  Non-income producing securities

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS DISCOVERY FUND                                                 29
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $33,613,807) (Note
  2a)                                                      $   35,269,270
Cash                                                            5,200,062
Dividends receivable                                               14,142
Interest receivable                                                17,880
Receivable for investments
  sold                                                             61,595
Receivable for Fund shares
  sold                                                          1,088,841
Unamortized organization costs
  (Note 2j)                                                        47,395
                                                           --------------
    Total assets                                               41,699,185
LIABILITIES:
Payable for investments
  purchased                     $               2,815,166
Payable for Fund shares
  redeemed                                         28,174
Accrued expenses:
  Investment advisory fee                          21,243
  Distribution fee                                 16,905
  Servicing fee                                     7,081
  Organization expense                             50,000
  Other                                             9,720
                                                 --------
    Total liabilities                                           2,948,289
                                                           --------------
NET ASSETS                                                 $   38,750,896
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $   37,609,798
Accumulated net realized loss
  on investments                                                 (514,365)
Net unrealized appreciation on
  securities                                                    1,655,463
                                                           --------------
    Total net assets                                       $   38,750,896
                                                           ==============
CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($7,658,324
   DIVIDED BY 703,423 shares)                        $10.89
Sales charge--5.50% of public
  offering price                                       0.63
                                                  ---------
Maximum offering price                               $11.52
                                                  =========
CLASS B SHARES
Net asset value and offering
  price per share ($10,832,452
   DIVIDED BY 997,019 shares)                        $10.86
                                                  =========
Redemption price per share                            *
                                                  =========
CLASS C SHARES
Net asset value and offering
  price per share ($20,260,120
   DIVIDED BY 1,864,790 shares)                      $10.86
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Period Ended September 30, 1995*

INVESTMENT INCOME:
Interest                                                   $       55,841
Dividends                                                          38,278
                                                           --------------
    Total investment income                                        94,119
EXPENSES:
Investment advisory fee (Note
  3a)                           $                  46,638
Distribution fee (Class B)
  (Note 3b)                                        13,137
Distribution fee (Class C)
  (Note 3b)                                        23,425
Servicing fee (Class A) (Note
  3b)                                               3,359
Servicing fee (Class B) (Note
  3b)                                               4,379
Servicing fee (Class C) (Note
  3b)                                               7,808
Transfer agent and custody
  fees                                              9,825
Professional fees                                   3,100
Miscellaneous                                       5,225
                                                   ------
    Total expenses                                                116,896
                                                           --------------
    Net investment loss                                           (22,777)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on security
  transactions                                                   (514,365)
Net unrealized appreciation on
  securities                                                    1,655,463
                                                           --------------
Net realized and unrealized
  gain on investments                                           1,141,098
                                                           --------------
Net increase in net assets
  resulting from operations                                $    1,118,321
                                                           ==============
------------------
* The Fund commenced operations on June 27, 1995.

STATEMENT OF CHANGES IN NET ASSETS

                                   PERIOD ENDED
                                     SEPTEMBER
                                           30,
                                         1995*
                                   ------------
OPERATIONS:
Net investment loss                 $  (22,777)
Net realized loss on security
 transactions                         (514,365)
Net unrealized appreciation on
 securities                          1,655,463
                                   ------------
Net increase in net assets
 resulting from operations           1,118,321
Net increase from Fund share
 transactions (Note 5)              37,632,575
                                   ------------
  Net increase in net assets        38,750,896
NET ASSETS:
Beginning of period                         --
                                   ------------
End of period                       $38,750,896
                                   ============
------------------
* The Fund commenced operations on June 27, 1995.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

30
PIMCO ADVISORS DISCOVERY FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

                                           VALUE
SHARES                                     (NOTE 2)
------                                     --------------
                COMMON STOCKS--91.0%
                BANKS--8.4%
        17,500  Associated Banc-Corp       $      643,125
        18,900  Centura Banks Inc.                628,425
        42,500  City National Corp.               563,125
        11,800  Midlantic Corp.                   640,150
        24,000  Summit Bancorporation             669,000
         2,600  Union Bank/San Francisco,
                  CA                              137,800
                                           --------------
                                                3,281,625
                                           --------------
                BEVERAGE--1.6%
        12,800  Canandaigua Wine Co.,
                  Class A*                        622,400
                                           --------------
                CHEMICALS--1.4%
        10,100  Cabot Corp.                       536,562
                                           --------------
                COMMERCIAL SERVICES--1.2%
        16,700  Manpower, Inc.                    484,300
                                           --------------
                COMMUNICATION
                  EQUIPMENT--1.9%
        18,100  Network Equipment
                  Technologies, Inc.*             753,413
                                           --------------
                COMPUTER SERVICES AND
                  SOFTWARE--7.7%
        15,200  Cadence Design Systems
                  Inc.*                           596,600
        22,800  NetManage, Inc.*                  541,500
        10,900  Parametric Technology
                  Corp.*                          670,350
        13,900  Read-Rite Corp.*                  507,350
        14,900  Softkey International,
                  Inc.*                           659,325
                                           --------------
                                                2,975,125
                                           --------------
                CONTAINERS--0.2%
         2,100  Ball Corp.                         62,213
                                           --------------
                ELECTRONICS--20.6%
        18,500  Atmel Corp.*                      624,375
        19,500  Belden, Inc.                      511,875
        17,500  Credence Systems Corp.*           634,375
        18,400  FSI International Inc.*           611,800
        13,130  Harman International
                  Industries, Inc.                643,370
         6,800  KLA Instruments Corp.*            545,700
        15,700  Kulicke & Soffa
                  Industries, Inc.*               573,050
        12,700  Lattice Semiconductor
                  Corp.*                          515,938
        16,900  Methode Electronics Inc.,
                  Class A                         388,700
        15,400  S3 Inc.*                          537,075
         7,200  Sierra Semiconductor
                  Corp.*                          353,700
        14,100  Silicon Valley Group
                  Inc.*                           544,613
        13,700  Tencor Instruments*               606,225
        15,000  Teradyne, Inc.*                   540,000
         8,300  Wyle Electronics                  372,462
                                           --------------
                                                8,003,258
                                           --------------
                ENVIRONMENTAL
                  CONTROL--0.9%
         8,800  United Waste Systems,
                  Inc.                            367,400
                                           --------------
                FINANCIAL SERVICES--5.6%
        13,900  Finova Group Inc.                 618,550
        10,400  Green Tree Financial
                  Corp.                           634,400
        18,950  Money Store, Inc. (The)           897,755
                                           --------------
                                                2,150,705
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--2.6%
        11,100  Bowater Inc.                      517,537
        51,100  Domtar Inc.*                      472,675
                                           --------------
                                                  990,212
                                           --------------
                HEALTH CARE--1.3%
        19,400  Lincare Holdings, Inc.*           499,550
                                           --------------
                HEALTH MANAGEMENT--5.1%
        17,000  Health Management
                  Associates, Inc.*               546,125
        30,100  Ornda HealthCorp*                 639,625
        11,400  Physician Reliance
                  Network, Inc.*                  421,800
        10,500  Universal Health
                  Services, Inc., Class
                  B*                              359,625
                                           --------------
                                                1,967,175
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)
------                                     --------------
                INDUSTRIAL
                  COMPONENTS--3.0%
        14,200  IDEX Corp.                 $      507,650
        16,600  Roper Industries Corp.            643,250
                                           --------------
                                                1,150,900
                                           --------------
                INSURANCE--9.5%
        21,100  Citizens Corp.                    400,900
        17,800  Mid Ocean Limited                 614,100
        16,100  National Re Corp.                 569,538
        16,800  Penncorp Financial Group,
                  Inc.                            401,100
        19,100  Protective Life Corp.             558,675
        10,900  Reinsurance Group of
                  America                         384,225
        10,300  Selective Insurance Group         375,950
         9,600  Vesta Insurance Group,
                  Inc.                            372,000
                                           --------------
                                                3,676,488
                                           --------------
                MACHINERY AND
                  ENGINEERING--1.3%
        11,100  AGCO Corp.                        505,050
                                           --------------
                MEDIA--3.2%
         7,400  United Television Inc.            660,450
        19,400  United Video Satellite
                  Group, Inc.*                    577,150
                                           --------------
                                                1,237,600
                                           --------------
                MEDICAL SUPPLIES--4.5%
        29,100  Amsco International,
                  Inc.*                           578,363
        21,300  Guidant Corp.                     623,025
        13,500  Sybron International
                  Corp.*                          543,375
                                           --------------
                                                1,744,763
                                           --------------
                MISCELLANEOUS
                  MANUFACTURING--2.0%
        16,200  Smith (A.O.) Corp.                419,175
        10,200  Standex International
                  Corp.                           371,025
                                           --------------
                                                  790,200
                                           --------------
                MULTI-INDUSTRY--1.5%
        12,700  First Brands Corp.                571,500
                                           --------------
                PHARMACEUTICALS--1.6%
        15,400  Watson Pharmaceuticals
                  Inc.*                           631,400
                                           --------------
                RETAIL--1.2%
        21,500  Hollywood Entertainment
                  Corp.*                          460,906
                                           --------------
                TELECOMMUNICATIONS--1.5%
        21,400  Frontier Corp.                    569,775
                                           --------------
                TRANSPORTATION:
                  RAIL--3.2%
        11,000  GATX Corp.                        569,250
        10,000  Wisconsin Central
                  Transportation Corp.*           667,500
                                           --------------
                                                1,236,750
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $33,613,807)           35,269,270
                                           --------------

TOTAL INVESTMENTS
  (Cost $33,613,807+)              91.0%       35,269,270
OTHER ASSETS AND LIABILITIES,
  NET                               9.0%        3,481,626
                                -------    --------------
TOTAL NET ASSETS                  100.0%   $   38,750,896
                                =======    ==============

        + The cost of investments for federal income tax purposes is $33,613,807. At September 30, 1995, net unrealized appreciation was $1,655,463. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $2,213,176 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $557,713.

        *  Non-income producing securities

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS OPPORTUNITY FUND                                               31
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $635,128,805) (Note
  2a)                                                      $  858,779,919
Cash                                                            2,696,665
Dividends receivable                                               70,860
Receivable for investments
  sold                                                          4,154,635
Receivable for Fund shares
  sold                                                            809,178
Other assets                                                       68,004
                                                           --------------
    Total assets                                              866,579,261

LIABILITIES:
Payable for investments
  purchased                     $              21,732,274
Payable for Fund shares
  redeemed                                      3,411,396
Outstanding options written,
  at value (premiums received
  $4,970,483) (Notes 2c and 6)                  3,898,206
Accrued expenses:
  Investment advisory fee                         489,764
  Distribution fee                                441,557
  Servicing fee                                   171,980
  Other                                           413,212
                                               ----------
    Total liabilities                                          30,558,389
                                                           --------------
NET ASSETS                                                 $  836,020,872
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $  442,701,703
Undistributed net realized
  gain on investments                                         168,595,778
Net unrealized appreciation on
  securities                                                  223,651,114
Net unrealized appreciation on
  options written                                               1,072,277
                                                           --------------
    Total net assets                                       $  836,020,872
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($120,829,628
   DIVIDED BY 3,091,945 shares)                      $39.08
Sales charge--5.50% of public
  offering price                                       2.27
                                                  ---------
Maximum offering price                               $41.35
                                                  =========
CLASS C SHARES
Net asset value and offering
  price per share ($715,191,244
   DIVIDED BY 19,001,617 shares)                     $37.64
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    4,177,221
Dividends                                                       1,456,491
                                                           --------------
    Total investment income                                     5,633,712
EXPENSES:
Investment advisory fee (Note
  3a)                           $               5,000,057
Distribution fee (Class C)
  (Note 3b)                                     4,482,237
Servicing fee (Class A) (Note
  3b)                                             255,940
Servicing fee (Class C) (Note
  3b)                                           1,494,079
Transfer agent and custody
  fees                                            736,999
Professional fees                                  84,999
Trustees' fees and expenses
  (Note 3c)                                        65,000
Shareholder reports and
  notices                                         289,999
Miscellaneous                                     144,490
                                                 --------
    Total expenses                                             12,553,800
                                                           --------------
    Net investment loss                                        (6,920,088)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on security
  transactions                                                194,820,436
Net realized gain on options
  written                                                         359,905
Net unrealized appreciation on
  securities                                                   45,692,855
Net unrealized appreciation on
  options written                                               3,281,809
                                                           --------------
Net realized and unrealized
  gain on investments                                         244,155,005
                                                           --------------
Net increase in net assets
  resulting from operations                                $  237,234,917
                                                           ==============

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment loss             $  (6,920,088)             $   (8,278,826)
Net realized gain on security
  transactions                    194,820,436                   3,975,164
Net realized gain on options
  written                             359,905                   2,956,958
Net unrealized appreciation
  (depreciation) on securities     45,692,855                 (51,705,843)
Net unrealized appreciation
  (depreciation) on options
  written                           3,281,809                  (2,209,532)
                                  -----------              --------------
Net increase (decrease) in net
  assets resulting from
  operations                      237,234,917                 (55,262,079)
Distributions paid from net
  realized gain on investments
  Class A                          (2,828,016)                 (7,362,399)
  Class C                         (16,835,116)                (42,854,271)
Return of Capital
  Class A                                  --                    (371,797)
  Class C                                  --                  (2,164,189)
Net increase (decrease) from
  Fund share transactions
  (Note 5)                        (30,272,461)                 31,877,215
                                  -----------              --------------
    Net increase (decrease) in
      net assets                  187,299,324                 (76,137,520)
NET ASSETS:
Beginning of year                 648,721,548                 724,859,068
                                  -----------              --------------
End of year                     $ 836,020,872              $  648,721,548
                                  ===========              ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

32
PIMCO ADVISORS OPPORTUNITY FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                COMMERCIAL PAPER
                  GUARANTEED BY
                  LETTERS OF CREDIT--0.3%
$    2,000,000  Matterhorn Capital Corp.,
                  5.71%, 10/27/95
                  guaranteed by Union
                  Bank of Switzerland
                (Cost $1,991,752)          $    1,991,752
                                           --------------
                SHORT-TERM NOTES--8.1%
     1,000,000  Canadian Wheat Board,
                  5.70%,10/6/95                   999,208
     7,300,000  Cooperative Association
                  of Tractor Dealers,
                  Inc., 5.78%, 10/16/95         7,282,419
     8,800,000  CSW Credit Inc.,
                  5.72%-5.73%,
                  10/23/95-10/24/95             8,768,880
     5,700,000  CXC, Inc., 5.77%,
                  10/27/95                      5,676,247
     1,400,000  Dresdner U.S. Finance
                  Inc., 5.72%, 10/3/95          1,399,555
     4,200,000  Eiger Capital Corp.,
                  5.72%, 10/17/95               4,189,323
     7,200,000  Goldman Sachs & Co.,
                  5.77%, 10/4/95                7,196,538
     6,500,000  Preferred Receivables
                  Funding Corp., 5.74%,
                  10/5/95                       6,495,854
     3,300,000  Redland Finance Inc.,
                  5.74%, 10/25/95               3,287,372
    10,000,000  Sheffield Receivables
                  Corp., 6.55%, 10/2/95         9,998,181
     2,500,000  Tiger Managers Acceptance
                  Corp., 5.75%, 10/24/95        2,490,816
    10,000,000  USL Capital Corp., 5.74%,
                  10/19/95                      9,971,300
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $67,755,693)           67,755,693
                                           --------------

SHARES
--------------
                COMMON STOCKS--94.4%
                APPAREL--3.1%
       800,000  Tommy Hilfiger Corp.*          26,000,000
                                           --------------
                AUTOMOTIVE
                  MANUFACTURING--2.1%
       500,050  Wabash National Corp.          17,689,269
                                           --------------
                BANKS--4.9%
       207,900  BayBanks, Inc.                 15,774,412
     1,000,000  Glendale Federal Bank
                  FSB*                         16,500,000
       540,000  Life Bancorp, Inc.              8,640,000
                                           --------------
                                               40,914,412
                                           --------------
                BEVERAGE--3.3%
       325,000  Canandaigua Wine Co.*          15,803,125
       470,000  Robert Mondavi Corp.
                  Class A*                     11,985,000
                                           --------------
                                               27,788,125
                                           --------------
                BUILDING MATERIALS AND
                  CONSTRUCTION--6.8%
       650,000  Centex Construction
                  Products, Inc.*               8,531,250
       435,000  Champion Enterprises,
                  Inc.*                         8,645,625
       500,000  Oakwood Homes Corp.            17,625,000
       400,000  Pulte Corp.                    11,350,000
       425,000  U.S. Home Corp.*               10,625,000
                                           --------------
                                               56,776,875
                                           --------------
                CHEMICALS--1.3%
       400,000  Airgas Inc.*                   10,650,000
                                           --------------
                COMMERCIAL SERVICES--2.8%
       445,000  Norrell Corp.                  14,462,500
       620,000  Sotheby's Holdings, Inc.        8,680,000
                                           --------------
                                               23,142,500
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
                COMMUNICATION
                  EQUIPMENT--9.9%
       265,000  Glenayre Technologies,
                  Inc.*                    $   19,080,000
       315,000  Spectrian Corp.*               10,749,375
       570,000(a) StrataCom, Inc.*             31,492,500
       250,000(a) U.S. Robotics Corp.*         21,312,500
                                           --------------
                                               82,634,375
                                           --------------
                COMPUTER SERVICES AND
                  SOFTWARE--9.3%
       200,000  Avid Technology Inc.*           8,600,000
       325,000(a) Electronics for Imaging,
                  Inc.*                        23,278,125
       350,000  Hyperion Software Corp.*       19,862,500
       298,000  Sierra On-Line, Inc.*          11,696,500
       350,000(a) System Software
                  Associates Inc.              14,043,750
                                           --------------
                                               77,480,875
                                           --------------
                COMPUTERS--4.5%
       400,000(a) Boca Research, Inc.*          9,700,000
       140,000  Hutchinson Technology
                  Inc.*                         8,715,000
       300,000(a) Komag, Inc.*                 19,612,500
                                           --------------
                                               38,027,500
                                           --------------
                CONTAINERS--0.7%
       600,000  Gaylord Container Corp.*        5,662,500
                                           --------------
                COSMETICS--1.2%
       500,000(a) Thermolase Corp.*            10,187,500
                                           --------------
                ELECTRONICS--15.5%
       570,000(a) Altera Corp.*                35,553,750
       280,000(a) C-Cube Microsystems,
                  Inc.*                        12,810,000
       472,500  Harman International
                  Industries, Inc.             23,152,500
       665,600  Integrated Device
                  Technology, Inc.*            16,640,000
       350,000  Integrated Process
                  Equipment Corp.*             13,934,375
       315,000(a) Macromedia Inc.*             17,994,375
       300,000  Symbol Technologies,
                  Inc.*                         9,937,500
                                           --------------
                                              130,022,500
                                           --------------
                ENTERTAINMENT AND
                  LEISURE--1.5%
       265,000  First Team Sports, Inc.*        4,240,000
       221,000(a) Scientific Games Holdings
                  Corp.*                        8,259,875
                                           --------------
                                               12,499,875
                                           --------------
                ENVIRONMENTAL
                  CONTROL--0.5%
       250,000  ICC Technologies, Inc.*         3,937,500
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--2.5%
       700,000  Fort Howard Corp.*             10,762,500
     1,600,000  Repap Enterprises, Inc.*       10,549,920
                                           --------------
                                               21,312,420
                                           --------------
                HEALTH CARE--2.3%
       550,000  PhyCor, Inc.*                  18,837,500
                                           --------------
                INSURANCE--1.9%
       300,000  CMAC Investment Corp.          15,787,500
                                           --------------
                MACHINERY AND
                  ENGINEERING--1.0%
       250,000  Harnischfeger Industries,
                  Inc.                          8,343,750
                                           --------------
                MEDIA--1.0%
       300,000  Evergreen Media Corp.,
                  Class A*                      8,550,000
                                           --------------
                OIL AND GAS--1.4%
       500,000  Pogo Producing Co.             11,375,000
                                           --------------
                OIL AND GAS
                  EQUIPMENT--2.3%
       600,000  Smith International,
                  Inc.*                        10,425,000
       700,000  Weatherford
                  International, Inc.*          9,100,000
                                           --------------
                                               19,525,000
                                           --------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS OPPORTUNITY FUND                                               33
--------------------------------------------------------------------------------

                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
                OIL AND GAS
                  SERVICES--3.0%
     2,100,000  Global Marine Inc.*        $   14,962,500
       300,000  Sonat Offshore Drilling
                  Inc.                          9,787,500
                                           --------------
                                               24,750,000
                                           --------------
                RESTAURANTS--1.6%
       500,000  Applebee's International,
                  Inc.                         13,625,000
                                           --------------
                RETAIL--1.4%
       375,000  Just For Feet, Inc.*           11,531,250
                                           --------------
                TELECOMMUNICATIONS--7.2%
       699,700  Colonial Data
                  Technologies Corp.*          12,944,450
       495,466  International Cabletel,
                  Inc.*                        13,873,048
       350,000  LCI International Inc.*        13,737,500
       985,000  WinStar Communications,
                  Inc.*                        19,700,000
                                           --------------
                                               60,254,998
                                           --------------
                TRANSPORTATION: AIR--1.4%
       442,500  Comair Holdings, Inc.          11,726,250
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $565,381,360)         789,032,474
                                           --------------

TOTAL SECURITIES OWNED
  (Cost $635,128,805+)                        858,779,919
                                           --------------
CONTRACTS
----------
                OUTSTANDING CALL OPTIONS
                  WRITTEN (0.5%)
         2,000  Altera Corp., expiring
                  October '95 @ $70              (300,000)
         1,000  Boca Research, Inc.,
                  expiring December '95 @
                  $30                            (137,500)
         2,800  C-Cube Microsystems,
                  Inc., expiring October
                  '95 @ $45                      (840,000)
         1,296  Electronics for Imaging,
                  Inc., expiring October
                  '95 @ $65                      (972,000)
           956  Komag, Inc., expiring
                  October '95 @ $75               (59,750)
         1,351  Macromedia, Inc.,
                  expiring October '95 @
                  $60                            (194,206)
                                           VALUE
CONTRACTS                                  (NOTE 2)
--------------                             --------------

           250  Scientific Games Holdings
                  Corp., expiring October
                  '95 @ $40                $      (25,000)
           774  StrataCom, Inc., expiring
                  October '95 @ $55              (193,500)
         1,000  System Software
                  Associates Inc.,
                  expiring October '95 @
                  $40                            (256,250)
         2,900  Thermolase Corp.,
                  expiring October '95 @
                  $22.50                         (145,000)
         1,000  U.S. Robotics Corp.,
                  expiring October '95 @
                  $80                            (775,000)
                                           --------------
                TOTAL OUTSTANDING CALL
                  OPTIONS WRITTEN
                  (Premiums Received
                  $4,970,483)                  (3,898,206)
                                           --------------

TOTAL INVESTMENTS, NET OF
  OUTSTANDING OPTIONS
  WRITTEN
  (Cost $630,158,322)         102.3%    854,881,713
OTHER ASSETS AND
  LIABILITIES, NET             (2.3%)    (18,860,841)
                            -------  --------------
TOTAL NET ASSETS              100.0% $  836,020,872
                            =======  ==============

        + The cost of investments for federal income tax purposes is $635,128,805. At September 30, 1995, net unrealized appreciation was $223,651,114. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $234,561,359 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $10,910,245.

      (a)  See Outstanding Call Options Written

        *  Non-income producing securities

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

34
PIMCO ADVISORS INNOVATION FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $82,745,808) (Note
  2a)                                                      $   99,292,209
Receivable for investments
  sold                                                            978,303
Receivable for Fund shares
  sold                                                          1,508,191
Unamortized organization costs
  (Note 2j)                                                        42,279
Other assets                                                       40,166
                                                           --------------
    Total assets                                              101,861,148
LIABILITIES:
Payable for investments
  purchased                     $               1,297,846
Cash overdraft                                    963,528
Payable for Fund shares
  redeemed                                        713,691
Accrued expenses:
  Investment advisory fee                          57,589
  Distribution fee                                 40,852
  Servicing fee                                    19,196
  Other                                            67,702
                                                 --------
    Total liabilities                                           3,160,404
                                                           --------------
NET ASSETS                                                 $   98,700,744
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $   80,259,900
Undistributed net realized
  gain on investments                                           1,894,443
Net unrealized appreciation on
  securities                                                   16,546,401
                                                           --------------
    Total net assets                                       $   98,700,744
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($28,239,136
   DIVIDED BY 1,916,268 shares)                      $14.74
Sales charge--5.50% of public
  offering price                                       0.86
                                                  ---------
Maximum offering price                               $15.60
                                                  =========
CLASS B SHARES
Net asset value and offering
  price per share ($6,509,360
   DIVIDED BY 444,103 shares)                        $14.66
                                                  =========
Redemption price per share                            *
                                                  =========
CLASS C SHARES
Net asset value and offering
  price per share ($63,952,248
   DIVIDED BY 4,363,887 shares)                      $14.65
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Period Ended September 30, 1995*

INVESTMENT INCOME:
Interest                                                   $      197,373
Dividends (including $24,453
  in dividends from foreign
  securities less $3,647 in
  foreign taxes withheld at
  source)                                                          90,606
                                                           --------------
    Total investment income                                       287,979
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 265,836
Distribution fee (Class B)
  (Note 3b)                                         7,023
Distribution fee (Class C)
  (Note 3b)                                       172,058
Servicing fee (Class A) (Note
  3b)                                              28,918
Servicing fee (Class B) (Note
  3b)                                               2,341
Servicing fee (Class C) (Note
  3b)                                              57,353
Transfer agent and custody
  fees                                             64,064
Professional fees                                  26,500
Trustees' fees and expenses
  (Note 3c)                                         3,500
Shareholder reports and
  notices                                          34,369
Miscellaneous                                      29,014
                                                  -------
Total expenses before waiver
  of investment advisory fee                      690,976
Waived investment advisory fee
  (Note 3a)                                        (4,666)
                                                  -------
    Total expenses                                                686,310
                                                           --------------
    Net investment loss                                          (398,331)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on security
  transactions                                                  2,391,796
Net realized loss on options
  written                                                         (99,022)
Net unrealized appreciation on
  securities                                                   16,546,401
                                                           --------------
Net realized and unrealized
  gain on investments                                          18,839,175
                                                           --------------
Net increase in net assets
  resulting from operations                                $   18,440,844
                                                           ==============
------------------
* The Fund commenced operations on December 22, 1994.

STATEMENT OF CHANGES IN NET ASSETS

                                   PERIOD ENDED
                                     SEPTEMBER
                                           30,
                                         1995*
                                   ------------
OPERATIONS:
Net investment loss                 $ (398,331)
Net realized gain on security
 transactions                        2,391,796
Net realized loss on options
 written                               (99,022)
Net unrealized appreciation on
 securities                         16,546,401
                                   ------------
Net increase in net assets
 resulting from operations          18,440,844
Net increase from Fund share
 transactions (Note 5)              80,259,900
                                                         -
                                   ------------
    Net increase in net assets      98,700,744
NET ASSETS:
Beginning of period                         --
                                   ------------
End of period                       $98,700,744
                                   ============
------------------
* The Fund commenced operations on December 22, 1994.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS INNOVATION FUND                                                35
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                COMMERCIAL PAPER
                  GUARANTEED
                  BY LETTERS OF
                  CREDIT--0.7%
$      685,000  Matterhorn Capital Corp.,
                  5.95%,10/2/95
                  guaranteed by Union
                  Bank of Switzerland
                (Cost $684,887)            $      684,887
                                           --------------
                SHORT-TERM NOTES--9.7%
       600,000  Bell Atlantic Network
                  Funding Corp., 5.85%,
                  10/25/95                        597,660
     1,000,000  Ciesco, L.P., 5.77%,
                  10/23/95                        996,474
     1,800,000  Cooperative Association
                  of Tractor Dealers,
                  Inc., 5.72%,10/6/95           1,798,570
     1,700,000  CXC, Inc., 5.77%,
                  10/27/95                      1,692,916
       500,000  New South Wales Treasury
                  Corp., 5.71%, 10/12/95          499,127
     1,500,000  PepsiCo Inc., 5.75%,
                  10/23/95                      1,494,729
     1,000,000  Preferred Receivables
                  Funding Corp., 5.74%,
                  10/5/95                         999,362
     1,500,000  Redland Finance Inc.,
                  5.73%, 10/4/95                1,499,284
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $9,578,122)             9,578,122
                                           --------------

SHARES
--------------
                COMMON STOCKS AND
                  RIGHTS--90.2%
                COMMUNICATION
                  EQUIPMENT--10.7%
        40,000  DSC Communications Corp.*       2,370,000
       125,000  Ericsson (L.M.) Telephone
                  Co. ADR, Class B              3,062,500
       125,000  Ericsson (L.M.) Telephone
                  Co. ADR rights expire
                  10/25/95                              0
        22,000  Nokia Corp. ADR                 1,534,500
        24,600  Spectrian Corp.*                  839,475
        50,000  StrataCom, Inc.*                2,762,500
                                           --------------
                                               10,568,975
                                           --------------
                COMPUTER SERVICES AND
                  SOFTWARE--19.3%
        40,000  Computer Associates
                  International, Inc.           1,690,000
        45,000  Computer Sciences Corp.*        2,896,875
       110,000  Data Translation, Inc.*         1,952,500
        40,000  Davidson and Associates,
                  Inc.*                         1,390,000
        37,000  General Motors Corp.,
                  Class E                       1,683,500
        90,000  Informix Corp.*                 2,925,000
        31,000  Learning Company (The)*         1,875,500
        46,050  Oracle Systems Corp.*           1,767,169
        70,000  PRI Automation, Inc.*           2,870,000
                                           --------------
                                               19,050,544
                                           --------------
                COMPUTERS--9.6%
        80,000  Bay Networks, Inc.*             4,270,000
        20,000  Cabletron Systems, Inc.*        1,317,500
        20,000  Compaq Computer Corp.*            967,500
        34,000  Dell Computer Corp.*            2,890,000
                                           --------------
                                                9,445,000
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)
--------------                             --------------
                COSMETICS--0.8%
        41,000  Thermolase Corp.*          $      835,375
                                           --------------
                ELECTRONICS--25.5%
        38,000  Altera Corp.*                   2,370,250
        68,000  ANADIGICS, Inc.*                1,887,000
        26,000  Applied Materials, Inc.*        2,658,500
        32,000  Diebold, Inc.                   1,484,000
        63,000  GaSonics International
                  Corp.*                        2,346,750
       105,000  Integrated Device
                  Technology, Inc.*             2,625,000
        70,000  Integrated Process
                  Equipment Corp.*              2,786,875
        32,000  KLA Instruments Corp.*          2,568,000
        41,000  LSI Logic Corp.*                2,367,750
        98,000  Triquint Semiconductor,
                  Inc.*                         2,241,750
        44,000  Vishay Intertechnology,
                  Inc.*                         1,848,000
                                           --------------
                                               25,183,875
                                           --------------
                MEDICAL SUPPLIES--11.0%
        60,000  Boston Scientific Corp.*        2,557,500
        55,000  Circon Corp.*                   1,106,875
       154,500  Guidant Corp.                   4,519,125
        49,200  Medtronic, Inc.                 2,644,500
                                           --------------
                                               10,828,000
                                           --------------
                PHARMACEUTICALS--4.8%
        58,000  Amgen Inc.*                     2,892,750
        31,000  Genzyme Corp.*                  1,798,000
                                           --------------
                                                4,690,750
                                           --------------
                TELECOMMUNICATIONS--8.5%
        32,050  Andrew Corp.*                   1,959,056
        27,000  Qualcomm, Inc.*                 1,238,625
        56,000  Tellabs, Inc.*                  2,359,000
        70,000  Vodafone Group PLC ADR          2,870,000
                                           --------------
                                                8,426,681
                                           --------------
                TOTAL COMMON STOCKS AND
                  RIGHTS
                  (Cost $72,482,799)           89,029,200
                                           --------------

TOTAL INVESTMENTS
  (Cost $82,745,808+)           100.6%     99,292,209
OTHER ASSETS AND
  LIABILITIES, NET               (0.6%)       (591,465)
                              -------  --------------
TOTAL NET ASSETS                100.0% $   98,700,744
                              =======  ==============

        + The cost of investments for federal income tax purposes is $82,745,808. At September 30, 1995, net unrealized appreciation was $16,546,401. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $16,720,024 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $173,623.
        *  Non-income producing securities

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

36
PIMCO ADVISORS INTERNATIONAL FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $210,511,070) (Note
  2a)                                                      $  217,061,449
Foreign currency holdings, at
  value (Cost of $6,284,401)
  (Note 2b)                                                     6,355,023
Forward foreign currency
  contracts purchased (Cost of
  $36,844,738) (Notes 2e and
  7)                                                           38,973,524
Cash                                                            6,028,296
Dividends receivable                                              825,410
Interest receivable                                                27,929
Receivable for investments
  sold                                                         11,944,623
Receivable for Fund shares
  sold                                                            537,199
Receivable for forward foreign
  currency contracts sold
  (Notes 2e and 7)                                             37,841,054
Other assets                                                       38,431
                                                           --------------
    Total assets                                              319,632,938

LIABILITIES:
Payable for investments
  purchased                     $               8,393,344
Payable for forward foreign
  currency contracts purchased
  (Notes 2e and 7)                             36,844,738
Payable for Fund shares
  redeemed                                      1,032,013
Forward foreign currency
  contracts sold, at value
  (Cost of $37,841,054) (Notes
  2e
  and 7)                                       38,940,533
Accrued expenses:
  Investment advisory fee                         154,343
  Distribution fee                                133,373
  Servicing fee                                    48,232
  Other                                           282,920
                                               ----------
    Total liabilities                                          85,829,496
                                                           --------------
NET ASSETS                                                 $  233,803,442
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $  231,396,470
Accumulated net investment
  loss                                                         (1,318,261)
Accumulated net realized loss
  on investments                                               (3,925,075)
Net unrealized appreciation on
  securities                                                    6,550,379
Net unrealized appreciation on
  foreign currency holdings                                        70,622
Net unrealized appreciation on
  forward foreign currency
  contracts                                                     1,029,307
                                                           --------------
    Total net assets                                       $  233,803,442
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($17,950,770
   DIVIDED BY 1,473,104 shares)                      $12.19
Sales charge--5.50% of public
  offering price                                       0.71
                                                  ---------
Maximum offering price                               $12.90
                                                  =========
CLASS B SHARES
Net asset value and offering
  price per share ($503,405
   DIVIDED BY 42,828 shares)                         $11.75
                                                  =========
Redemption price per share                            *
                                                  =========
CLASS C SHARES
Net asset value and offering
  price per share ($215,349,267
   DIVIDED BY 18,332,103 shares)                     $11.75
                                                  =========
Redemption price per share                            *
                                                  =========
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $      383,070
Dividends (including
  $5,561,662 in dividends from
  foreign securities less
  $632,598 in foreign taxes
  withheld at source)                                           4,929,064
                                                           --------------
    Total investment income                                     5,312,134
EXPENSES:
Investment advisory fee (Note
  3a)                                          $2,097,974
Distribution fee (Class B)
  (Note 3b)                                           416
Distribution fee (Class C)
  (Note 3b)                                     1,817,071
Servicing fee (Class A) (Note
  3b)                                              49,788
Servicing fee (Class B) (Note
  3b)                                                 139
Servicing fee (Class C) (Note
  3b)                                             605,690
Transfer agent and custody
  fees                                            715,000
Professional fees                                  70,000
Trustees' fees and expenses
  (Note 3c)                                        24,000
Shareholder reports and
  notices                                         176,000
Miscellaneous                                      92,205
                                                 --------
    Total expenses                                              5,648,283
                                                           --------------
    Net investment loss                                          (336,149)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on security
  and foreign currency
  transactions                                                 (9,232,300)
Net realized gain on forward
  foreign currency
  transactions                                                  4,763,607
Net realized loss on futures
  transactions                                                   (356,925)
Net unrealized depreciation on
  securities                                                  (12,734,674)
Net unrealized appreciation on
  foreign currency holdings                                        70,410
Net unrealized depreciation on
  forward foreign currency
  contracts                                                       758,965
                                                           --------------
Net realized and unrealized
  loss on investments                                         (16,730,917)
                                                           --------------
Net decrease in net assets
  resulting from operations                                $  (17,067,066)
                                                           ==============

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment loss             $   (336,149)              $   (1,061,938)
Net realized gain (loss) on
  security and foreign
  currency transactions           (9,232,300)                   7,900,288
Net realized gain on forward
  foreign currency contracts       5,759,923                           --
Net realized loss on futures
  transactions                      (356,925)                          --
Net unrealized appreciation
  (depreciation) on securities   (12,734,674)                   7,759,843
Net unrealized appreciation on
  foreign currency holdings           70,410                          212
Net unrealized appreciation
  (depreciation) on forward
  foreign currency contracts        (237,351)                     270,342
                                 -----------               --------------
Net increase (decrease) in net
  assets resulting from
  operations                     (17,067,066)                  14,868,747
Distributions paid from net
  realized gain on investments
  Class A                           (428,186)                    (309,469)
  Class C                         (5,582,804)                  (3,745,155)
Net increase (decrease) from
  Fund share transactions
  (Note 5)                       (60,899,155)                 147,780,440
                                 -----------               --------------
    Net increase (decrease) in
      net assets                 (83,977,211)                 158,594,563
NET ASSETS:
Beginning of year                317,780,653                  159,186,090
                                 -----------               --------------
End of year (including
  accumulated net investment
  loss of $1,318,261 and
  $169,448, respectively)       $233,803,442               $  317,780,653
                                 ===========               ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS INTERNATIONAL FUND                                             37
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------
                COMMON STOCKS--92.8%
                AUTOMOTIVE
                  MANUFACTURING--3.4%
        32,000  Bajaj Auto Ltd. GDR             $  972,160 (IN)
           864  Bayerische Motoren Werke
                  AG                               476,644 (GC)
       165,900  Fiat SpA                           621,793 (IT)
       687,000  Mazda Motor Corp.                2,507,000 (JA)
         9,800  PSA Peugeot                      1,343,216 (FR)
        53,500  Tata Engineering &
                  Locomotive Company Ltd.
                  GDR                            1,224,080 (IN)
         2,610  Volkswagen AG                      849,244 (GC)
                                                  ----------
                                                 7,994,137
                                                  ----------
                AUTOMOTIVE PARTS--0.4%
       434,000  PT Astra International             861,837 (ID)
                                                  ----------
                BANKS--10.3%
        13,900  ABN AMRO Holdings N.V.             577,671 (NL)
     1,452,000  Akbank T.A.S.                      376,068 (TK)
        72,000  Allied Irish Bank PLC              357,739 (IR)
    62,690,000  Banco Bradesco S.A.                595,555 (BR)
       579,000  Banco de Credito del Peru        1,082,209 (PR)
        33,800  Banco de Galicia SA*               153,131 (AR)
         7,070  Banco Popular Espanol SA         1,103,054 (SP)
       124,200  Bangkok Bank Co. Ltd.            1,396,492 (TH)
        73,000  Bank of Ireland                    458,411 (IR)
         3,605  Commerzbank AG                     822,618 (GC)
        17,000  Corporacion Bancaria de
                  Espana SA (ARGENTARIA)           607,191 (SP)
       401,200  Den Norske Bank AS*              1,109,438 (NO)
         2,090  Generale de Banque SA              657,816 (BE)
       146,200  Hang Seng Bank                   1,205,477 (HK)
       289,300  Krung Thai Bank Ltd.             1,153,497 (TH)
       116,000  Lloyd's Bank PLC                 1,266,790 (UK)
       294,000  Malayan Banking Berhad           2,377,255 (MY)
        74,000  Overseas Union Bank Ltd.           473,889 (SN)
       241,000  PT Bank Internasional
                  Indonesia*                       829,546 (ID)
       196,000  Sumitomo Bank                    3,814,689 (JA)
       250,000  Sumitomo Trust & Banking         3,446,525 (JA)
                                            --------------
                                                23,865,061
                                            --------------
                BEVERAGE--0.9%
       678,000  Erciyas Biracilik Ve Malt
                  Sanayii                          420,021 (TK)
       153,700  Guinness PLC                     1,260,079 (UK)
        12,800  South African Breweries
                  Ltd.                             403,151 (SF)
                                            --------------
                                                 2,083,251
                                            --------------
                BUILDING MATERIALS--4.4%
     1,117,000  Adana Cimento Sanayii              635,238 (TK)
        50,500  Cementos Diamante SA ADR           934,250 (CO)
       121,600  Corimon C.A. ADR                   668,800 (VZ)
       102,000  CRH PLC                            699,955 (IR)
         3,460  Glaverbel S.A.                     447,443 (BE)
        18,915  Lafarge Coppee                   1,247,348 (FR)
       391,000  Pilkington PLC                   1,231,454 (UK)
       360,000  PT Semen Gresik                  1,016,748 (ID)
       340,000  Sungei Way Holdings
                  Berhad                         1,157,904 (MY)
        55,000  Unicem SpA                         354,948 (IT)
        61,000  Uralita SA                         651,144 (SP)
       200,000  Wolseley PLC                     1,168,020 (UK)
                                           ---------------
                                                10,213,252
                                           ---------------
                CHEMICALS--3.9%
         6,700  Akzo Nobel                         807,999 (NL)
     1,219,000  Bagfas Bandirma
                  GubreFabrikalari A.S.            507,592 (TK)
         2,815  Bayer AG                           721,877 (GC)
       304,000  Metacorp Berhad                    835,514 (MY)
       725,000  Mitsubishi Chemical Corp.        3,527,560 (JA)
        58,700  Reliance Industries Ltd.
                  GDS                            1,071,275 (IN)

                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------
        27,700  Sociedad Quimica Y Minera
                  De Chile ADR              $    1,211,875 (CH)
         1,000  Solvay SA                          534,553 (BE)
                                           ---------------
                                                 9,218,245
                                           ---------------
                COMMERCIAL SERVICES--0.3%
        21,900  Royal PTT Nederland NV             776,784 (NL)
                                           ---------------
                COMMUNICATION
                  EQUIPMENT--0.4%
        12,330  Alcatel Alshtom                  1,039,855 (FR)
                                           ---------------
                CONSTRUCTION--2.4%
        67,300  Amur-Autopistas del Mare
                  Nostrum SA                       808,535 (SP)
       418,000  Obayashi Corp.                   3,305,001 (JA)
       236,000  United Engineers Ltd.            1,513,468 (MY)
                                           ---------------
                                                 5,627,004
                                           ---------------
                CONTAINERS--0.3%
        44,900  Amcor Ltd.                         336,184 (AS)
       128,000  Jefferson Smurfitt Group           381,171 (IR)
                                           ---------------
                                                   717,355
                                           ---------------
                ELECTRICAL
                  EQUIPMENT--4.0%
       354,000  Matsushita Electric Works        3,696,079 (JA)
        47,000  Sony Corp.                       2,448,855 (JA)
        64,000  TDK Corp.                        3,308,666 (JA)
                                           ---------------
                                                 9,453,600
                                           ---------------
                ELECTRONICS--2.1%
       353,000  Hitachi Ltd.                     3,864,538 (JA)
        20,100  Philips Electronics NV             984,235 (NL)
                                           ---------------
                                                 4,848,773
                                           ---------------
                ENTERTAINMENT AND
                  LEISURE--0.7%
        11,372  Polygram NV                        742,469 (NL)
         1,800  Salomon SA*                        952,760 (FR)
                                           ---------------
                                                 1,695,229
                                           ---------------
                FINANCIAL SERVICES--5.9%
       151,000  Abbey National PLC               1,295,308 (UK)
       190,000  Amalgamated Banks of
                  South Africa                     819,584 (SF)
        25,200  Banco Frances del Rio de
                  la Plata S.A.                    180,203 (AR)
        82,100  Banco Ganadero S.A.              1,149,400 (CO)
        16,400  Credit Local de France           1,322,980 (FR)
       580,000  Credito Italiano                   688,460 (IT)
       318,000  Daiwa Securities Co. Ltd.        4,029,378 (JA)
        14,616  Fortis Amev NV                     856,088 (NL)
        89,700  HSBC Holdings PLC                1,273,453 (UK)
        93,400  Industrial Finance
                  Corporation of Thailand
                  (The)                            286,747 (TH)
       123,400  United Overseas Bank Ltd.        1,068,138 (SN)
        92,200  Westpac Banking Corp.
                  Ltd.                             373,004 (AS)
       124,000  Wing Hang Bank Ltd.                419,393 (HK)
                                           ---------------
                                                13,762,136
                                           ---------------
                FOOD--3.5%
        72,720  Carulla & Cia SA ADR               700,294 (CO)
        93,400  Cerebos Pacific Ltd.               558,691 (SN)
         6,900  Groupe Danone                    1,118,580 (FR)
        53,000  Kerry Group PLC                    400,585 (IR)
        23,887  Koninklijke Ahold NV               901,247 (NL)
       267,200  Mavesa SA ADR                      944,231 (VZ)
       621,000  Migros Turk                        668,569 (TK)
        23,500  Molinos Rio de la Plata            143,366 (AR)
       850,000  Parmalat Finanziaria SpA           699,380 (IT)
        97,000  PT Indofood Sukses Makmur          467,656 (ID)
       301,000  Tesco PLC                        1,491,094 (UK)
                                           ---------------
                                                 8,093,693
                                           ---------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

38
PIMCO ADVISORS INTERNATIONAL FUND

--------------------------------------------------------------------------------
                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------
                FOREST AND PAPER
                  PRODUCTS--1.3%
       253,795  Aracruz Celulose S.A.      $      521,929 (BR)
        81,000  Enso-Gutzeit Oy                   688,257 (FI)
       478,500  Land & General Berhad           1,257,929 (MY)
       560,228  PT Indah Pulp & Paper
                  Corp.                           673,674 (ID)
                                           --------------
                                                3,141,789
                                           --------------
                HOLDING
                COMPANIES--DIVERSIFIED--3.6%
        55,000  Barlow Ltd.                       621,363 (SF)
       245,000  BTR PLC                         1,266,038 (UK)
       109,000  C.G. Smith Ltd.                   683,626 (SF)
       249,130  Hutchison Whampoa Ltd.          1,350,110 (HK)
        55,700  Indian Rayon & Industries
                  Ltd.                            793,725 (IN)
       534,000  Road Builders (M)
                  Holdings Berhad               1,701,591 (MY)
       468,000  Technology Resources
                  Industries Berhad*            1,221,012 (MY)
        26,100  Valmet Corp.                      851,554 (FI)
                                           --------------
                                                8,489,019
                                           --------------
                HOME FURNISHINGS AND
                  APPLIANCES--0.5%
     3,025,000  Arcelik A.S.                      473,110 (TK)
     2,393,000  Brasmotor S.A.                    612,608 (BR)
                                           --------------
                                                1,085,718
                                           --------------
                INSURANCE--1.0%
           406  Allianz AG                        736,704 (GC)
        22,060  AXA                             1,166,762 (FR)
           205  Muenchener
                  Rueckversicherungs-
                  Gesellschaft                    422,117 (GC)
                                           --------------
                                                2,325,583
                                           --------------
                LODGING--0.7%
        10,330  Club Mediterranee*              1,003,514 (FR)
        37,800  East India Hotels ltd.
                  GDR                             737,100 (IN)
                                           --------------
                                                1,740,614
                                           --------------
                MACHINERY AND
                  ENGINEERING--2.9%
        61,800  Larsen & Toubro Ltd. GDR        1,244,034 (IN)
         3,550  Mannesmann AG                   1,165,829 (GC)
     1,596,000  Mitsui Engineering
                  &Shipbuilding                 3,850,350 (JA)
        16,000  Rauma Oy                          386,826 (FI)
                                           --------------
                                                6,647,039
                                           --------------
                MEDIA--0.5%
       214,000  British Sky Broadcasting
                  Group PLC                     1,293,823 (UK)
                                           --------------
                MEDICAL SUPPLIES--0.2%
        15,400  Hafslund Nycomed                  401,253 (NO)
                                           --------------
                METALS AND MINING--3.6%
         5,500  Anglo American Gold
                  Investment Co. Ltd.             497,093 (SF)
        24,100  Broken Hill Proprietary
                  Co. Ltd.                        331,790 (AS)
        68,800  Comalco Ltd.                      340,133 (AS)
        29,000  De Beers Centenary AG             784,322 (SF)
        26,850  Hindalco Industries Ltd.*         896,253 (IN)
    40,305,000  Paranapanema S.A.                 628,758 (BR)
        88,000  RTZ Corp.                       1,291,101 (UK)
       415,000  Sumitomo Metal Mining Co.       3,390,633 (JA)
        52,300  Western Mining Corp.
                  Holding Ltd                     341,854 (AS)
                                           --------------
                                                8,501,937
                                           --------------
                MISCELLANEOUS
                  MANUFACTURING--1.7%
        24,200  Grasim Industries Ltd.
                  GDR                             502,150 (IN)
        53,200  Madeco SA ADR                   1,250,200 (CH)
        16,800  Orkla Borregaard A.S.             765,358 (NO)
       133,000  Sasib SpA                         346,625 (IT)
         2,390  Siemens A.G.                    1,206,801 (GC)
                                           --------------
                                                4,071,134
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------
                OIL AND GAS--1.7%
        22,000  Compagnie Francaise di
                  Petroleum Class B        $    1,335,191 (FR)
        29,100  Compania Naviera Perez
                  Company SA ADR                  254,366 (AR)
    12,248,000  Petroleo Brasileiro
                  SA-Petrobras                  1,297,063 (BR)
        14,625  Repsol SA                         461,223 (SP)
        31,420  YPF Sociedad Anonima ADR          565,560 (AR)
                                           --------------
                                                3,913,403
                                           --------------
                OIL AND GAS
                  SERVICES--1.2%
       105,000  Astra CIA Argentina De
                  Petro                           182,721 (AR)
       198,000  British Petroleum Co. PLC       1,488,524 (UK)
        27,500  VEBA AG                         1,094,822 (GC)
                                           --------------
                                                2,766,067
                                           --------------
                OIL PIPELINE--0.4%
        66,100  Saga Petroleum A.S.               855,843 (NO)
                                           --------------
                PHARMACEUTICALS--3.6%
       373,000  Fujisawa Pharmaceutical         3,705,419 (JA)
         7,535  Roussel-Uclaf                   1,172,415 (FR)
       199,400  Zeneca Group PLC                3,613,507 (UK)
                                           --------------
                                                8,491,341
                                           --------------
                PUBLISHING--1.1%
        69,797  Elsevier NV                       898,252 (NL)
         4,000  VNU-Verenigde Nederlandse
                  Uitgevbedri Verigd
                  Bezit                           532,358 (NL)
        13,500  Werner Soderstrom
                  Osakeyhtio                    1,219,980 (FI)
                                           --------------
                                                2,650,590
                                           --------------
                REAL ESTATE--4.0%
       160,000  Cheung Kong (Holdings)
                  Ltd.                            871,232 (HK)
       209,000  City Developments Ltd.          1,294,295 (SN)
       312,000  DBS Land                          926,546 (SN)
        20,000  IRSA, Inveriones Y
                  Representaciones S.A.           480,000 (AR)
       255,000  Mitsui Fudosan Co. Ltd.         3,076,014 (JA)
       223,182  Sun Hung Kai Properties
                  Ltd.                          1,811,367 (HK)
       276,000  Wharf (Holdings) Ltd.             860,320 (HK)
                                           --------------
                                                9,319,774
                                           --------------
                RETAIL--3.3%
       110,000  Boots Company PLC                 987,129 (UK)
         2,500  Carrefour                       1,471,441 (FR)
        13,030  G.I.B. Holdings Ltd.              552,759 (BE)
         1,900  Karstadt AG                       849,223 (GC)
    23,013,000  Lojas Americanas S.A.             545,408 (BR)
       226,000  Takashimaya Co.                 3,321,838 (JA)
                                           --------------
                                                7,727,798
                                           --------------
                STEEL AND IRON--4.6%
     9,686,000  Companhia Vale Do Rio
                  Doce                          1,620,468 (BR)
     1,482,000  NKK Corp.                       3,980,948 (JA)
       192,000  SA Iron & Steel
                  Industrial Corp. Ltd.           207,706 (SF)
       500,000  Siderurgica Venezolana
                  Sivensa SA                    1,018,900 (VZ)
       171,000  Toyko Steel Manufacturing       3,310,782 (JA)
   585,540,000  Usinas Siderurgicas de
                  Minas Gerais
                  S.A.--USIMINAS                  651,243 (BR)
                                           --------------
                                               10,790,047
                                           --------------
                TELECOMMUNICATIONS--4.2%
       562,000  CPT Telefonica del Peru
                  S.A.                          1,075,443 (PR)
       233,600  Hong Kong
                  Telecommunications Ltd.         424,498 (HK)
     1,482,000  Netas Telekomunik                 571,904 (TK)
           427  Nippon Telegraph &
                  Telephone Corp.               3,692,153 (JA)


PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS INTERNATIONAL FUND                                             39
--------------------------------------------------------------------------------
                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------
       281,000  STET-Societa Finanziaria
                  Telefonica               $      854,409 (IT)
       605,000  Telebras S.A.                      28,798 (BR)
        45,988  Telebras SA ADR                 2,193,108 (BR)
       142,000  Telekom Malaysia Berhad         1,069,019 (MY)
                                           --------------
                                                9,909,332
                                           --------------
                TEXTILES--0.3%
     3,024,500  Akal Tekstil Sanayii              349,935 (TK)
        17,900  Raymond Ltd.                      290,875 (IN)
                                           --------------
                                                  640,810
                                           --------------
                TIRE AND RUBBER--0.2%
     1,396,000  Brisa Bridgestone Sabanci
                  Lastik San Ve Tic A.S.          396,883 (TK)
                                           --------------
                TOBACCO--0.4%
       500,000  RJ Reynolds Berhad              1,055,550 (MY)
                                           --------------
                TRANSPORTATION: AIR--1.8%
       188,000  BAA PLC                         1,487,738 (UK)
        89,000  Finnair Oy                        699,825 (FI)
        71,000  Singapore International
                  Airlines                        659,540 (SN)
       159,948  Swire Pacific Ltd., Class
                  A                             1,267,124 (HK)
                                           --------------
                                                4,114,227
                                           --------------
                TRANSPORTATION:
                  MARINE--0.3%
        16,621  Kvaerner AS                       706,723 (NO)
                                           --------------
                TRANSPORTATION:
                  RAIL--1.3%
       437,000  Tokyu Corp.                     2,959,102 (JA)
                                           --------------
                UTILITIES: ELECTRIC--3.3%
     6,460,000  Centrais Electricas
                  Brasileiras
                  S/A--Electrobras              1,992,264 (BR)
        42,000  Central Puerto S.A.               138,617 (AR)
    24,528,000  Companhia Paulista de
                  Forca-e Luz--CPFL             1,400,549 (BR)
        17,463  Empresa Nacional de
                  Electridad SA                   898,735 (SP)
        36,000  Empresa Nacional de
                  Electridad SA ADR               724,500 (CH)
        20,000  Enersis S.A. ADR                  505,000 (CH)
        87,000  Iberdrola I SA                    659,608 (SP)
       175,000  Seeboard PLC                    1,362,690 (UK)
                                           --------------
                                                7,681,963
                                           --------------
                UTILITIES: GAS--0.4%
         3,930  Electrabel                        864,517 (BE)
                                           --------------
                UTILITIES: TELEPHONE
                  SYSTEMS--1.4%
       200,000  British
                  Telecommunications PLC   $    1,253,480 (UK)
        15,750  Compania Telecomunicacion
                  Chile ADR                     1,088,719 (CH)
        19,040  Telefonica De Argentina
                  ADR                             454,580 (AR)
        42,000  Telefonica de Espana              579,592 (SP)
                                           --------------
                                                3,376,371
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------
                UTILITIES: WATER--0.4%
         9,270  Compagnie Generale des
                  Eaux                            892,987 (FR)
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $210,511,070)         217,061,449
                                           --------------

                TOTAL INVESTMENTS
                  (Cost $210,511,070+) 92.8%  217,061,449
                OTHER ASSETS AND
                  LIABILITIES, NET      7.2%   16,741,993
                                     -------  --------------
                TOTAL NET ASSETS      100.0% $  233,803,442
                                      =======  ==============
        + The cost of investments for federal income tax purposes is $210,511,070. At September 30, 1995, net unrealized appreciation was $6,550,379. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $17,974,811 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $11,424,432.

  COUNTRY COMPOSITION

Argentina (AR)                1.09%
Australia (AS)                0.78%
Belgium (BE)                  1.31%
Brazil (BR)                   5.16%
Chile (CH)                    2.04%
Columbia (CO)                 1.19%
Finland (FI)                  1.65%
France (FR)                   6.17%
Germany (GC)                  1.92%
Hong Kong (HK)                3.53%
India (IN)                    3.31%
Indonesia (ID)                1.90%
Ireland (IR)                  1.24%
Italy (IT)                    1.53%
Japan (JA)                   28.82%
Malaysia (MY)                 5.21%
The Netherlands (NL)          3.03%
Norway (NO)                   1.64%
Peru (PR)                     0.92%
Singapore (SN)                2.13%
South Africa (SF)             1.72%
Spain (SP)                    2.47%
Switzerland (SZ)              1.70%
Thailand (TH)                 1.21%
Turkey (TK)                   1.88%
United Kingdom (UK)          10.21%
United States (US)            5.11%
Venezuela (VZ)                1.13%
                           -------
  Total                     100.00%
                           -------
                           -------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

40
PIMCO ADVISORS PRECIOUS METALS FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $46,815,076) (Note
  2a)                                                      $   50,564,733
Cash                                                              167,443
Dividends receivable                                              173,806
Receivable for Fund shares
  sold                                                             67,105
Other assets                                                        8,263
                                                           --------------
    Total assets                                               50,981,350
LIABILITIES:
Payable for investments
  purchased                     $                 302,675
Payable for Fund shares
  redeemed                                        258,122
Accrued expenses:
  Investment advisory fee                          32,465
  Distribution fee                                 27,213
  Servicing fee                                    10,821
  Other                                            88,233
                                                  -------
    Total liabilities                                             719,529
                                                           --------------
NET ASSETS                                                 $   50,261,821
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $   47,053,918
Accumulated net realized loss
  on investments                                                 (541,754)
Net unrealized appreciation on
  securities                                                    3,749,657
                                                           --------------
    Total net assets                                       $   50,261,821
                                                           --------------
                                                           --------------

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share
  ($7,669,899 DIVIDED BY 622,078
  shares)                                            $12.33
Sales charge--5.50% of public
  offering price                                       0.72
                                                  ---------
Maximum offering price                               $13.05
                                                  ---------
                                                  ---------
CLASS B SHARES
Net asset value and offering
  price per share
  ($250,651 DIVIDED BY 21,059
  shares)                                            $11.90
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
CLASS C SHARES
Net asset value and offering
  price per share
($42,341,271 DIVIDED BY 3,558,960
  shares)                                            $11.90
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $      185,916
Dividends (including $998,198
  in dividends from foreign
  securities less $164,018 in
  foreign taxes withheld at
  source)                                                         955,399
                                                           --------------
    Total investment income                                     1,141,315
                                                           --------------
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 434,323
Distribution fee (Class B)
  (Note 3b)                                           202
Distribution fee (Class C)
  (Note 3b)                                       367,587
Servicing fee (Class A) (Note
  3b)                                              22,178
Servicing fee (Class B) (Note
  3b)                                                  68
Servicing fee (Class C) (Note
  3b)                                             122,529
Transfer agent and custody
  fees                                            126,000
Professional fees                                  29,000
Trustees' fees and expenses
  (Note 3c)                                        10,000
Shareholder reports and
  notices                                          42,000
Miscellaneous                                      24,308
                                                  -------
    Total expenses                                              1,178,195
                                                           --------------
    Net investment loss                                           (36,880)
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on security
  and foreign currency
  transactions                                                    814,658
Net unrealized depreciation on
  securities                                                  (10,774,192)
                                                           --------------
Net realized and unrealized
  loss on investments                                          (9,959,534)
                                                           --------------
Net decrease in net assets
  resulting from operations                                $   (9,996,414)
                                                           --------------
                                                           --------------

STATEMENT OF CHANGES IN NET ASSETS
                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment loss             $    (36,880)              $      (18,427)
Net realized gain on security
  and foreign currency
  transactions                       814,658                    1,046,243
Net unrealized appreciation
  (depreciation) on securities   (10,774,192)                  11,826,750
                                 -----------               --------------
Net increase (decrease) in net
  assets resulting from
  operations                      (9,996,414)                  12,854,566
Net increase (decrease) from
  Fund share transactions
  (Note 5)                       (13,795,302)                  33,889,902
                                 -----------               --------------
    Net increase (decrease) in
      net assets                 (23,791,716)                  46,744,468
NET ASSETS:
Beginning of year                 74,053,537                   27,309,069
                                 -----------               --------------
End of year                     $ 50,261,821               $   74,053,537
                                 ===========               ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS PRECIOUS METALS FUND                                           41
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SHORT-TERM NOTES--2.2%
$    1,100,000  General Electric Co.,
                  5.85%, 10/2/95
                (Cost $1,099,821)          $    1,099,821
                                           --------------

SHARES                                                   COUNTRY
--------------                                           --
                COMMON STOCKS--97.8%
                MINING SHARES:
                  LARGE
                  CAPITALIZATION--61.9%
       110,000  Barrick Gold Corp.              2,846,250 (CA)
        90,000  Battle Mountain Gold Co.          888,750 (US)
       110,000  Driefontein Consolidated
                  Ltd. ADR*                     1,498,750 (SA)
        80,030  Echo Bay Mines Ltd.               870,326 (CA)
       210,000  Elandsrand Gold Mining
                  Co., Ltd. ADR                 1,207,773 (SA)
       140,000  Free State Consolidated
                  Gold Mines Ltd. ADR           1,592,500 (SA)
     1,000,000  Gold Mines of Kalgoorlie
                  Ltd.                            898,100 (AS)
        35,000  Goldfields of South
                  Africa Ltd. ADR                 949,375 (SA)
       190,000  Hemlo Gold Mines, Inc.          1,900,000 (CA)
       150,000  Homestake Mining Co.            2,550,000 (US)
       140,000  Kloof Gold Mining Co.,
                  Ltd. ADR                      1,557,500 (SA)
       360,000  Newcrest Mining Ltd.            1,575,972 (AS)
        70,000  Newmont Mining Corp.            2,975,000 (US)
       110,000  Placer Dome Inc.                2,887,500 (CA)
       330,000  Placer Pacific Ltd.               692,406 (AS)
       120,000  Santa Fe Pacific Gold
                  Corp.*                        1,515,000 (US)
       290,000  Sons of Gwalia Ltd.             1,466,530 (AS)
       150,000  TVX Gold Inc.*                  1,050,000 (CA)
       120,000  Vaal Reefs Exploration &
                  Mining Co. Ltd. ADR             787,500 (SA)
        40,000  Western Deep Levels Ltd.
                  ADR                           1,415,000 (SA)
                                           --------------
                                               31,124,232
                                           --------------
                MINING SHARES:
                  MEDIUM
                  CAPITALIZATION--16.0%
        10,000  Ashanti Goldfields Co.,
                  Ltd. GDR                        200,625 (GH)
       500,000  Australian Resources Ltd.         449,050 (AS)
       160,000  Beatrix Mines Ltd. ADR          1,533,728 (SA)
        70,000  Cambior Inc.                      740,565 (CA)
        50,000  Coeur D'Alene Mines Corp.       1,012,500 (US)
       300,000  Deelkraal Gold Mining
                  Ltd. ADR*                       303,960 (SA)
       101,000  Great Central Mines N.L.          216,494 (AS)
        50,000  Hecla Mining Co.*                 606,250 (US)
       950,000  Homestake Gold of
                  Australia Ltd*                1,426,900 (AS)
        85,000  Pegasus Gold Inc.               1,158,125 (US)
       200,000  Resolute Samantha Ltd.            377,380 (AS)
                                           --------------
                                                8,025,577
                                           --------------

                                           VALUE
SHARES                                     (NOTE 2)      COUNTRY
--------------                             ----------------

                MINING SHARES:
                  SMALL
                  CAPITALIZATION--19.9%
        70,000  Agnico-Eagle Mines Ltd.    $      971,250 (CA)
       200,000  Delta Gold N.L. Corp.*            440,780 (AS)
       380,000  Eagle Mining Corp.                616,626 (AS)
       200,000  Emperor Mines Ltd.*               317,000 (AS)
        10,000  Firstmiss Gold Inc.               218,750 (US)
       205,000  Herald Resources Ltd.*            181,015 (AS)
       100,000  Kidston Gold Mines Ltd.           135,860 (AS)
       130,000  Macraes Mining Co. Ltd.           150,124 (AS)
       100,000  Miramar Mining Corp.*             593,750 (CA)
       200,000  Namibian Minerals Corp.*          225,680 (CA)
       100,000  North Flinders Mines Ltd.         596,270 (AS)
       340,000  Plutonic Resources Ltd.         1,757,868 (AS)
       310,000  Randgold & Exploration
                  Co. Ltd.*                     1,209,837 (SA)
       150,000  Richmont Mines, Inc.*             334,080 (CA)
       600,000  St. Barbara Mines Ltd.*           425,640 (AS)
       105,000  St. Helena Gold Mines
                  Ltd. ADR                        892,500 (SA)
        25,000  Stillwater Mining Company         518,750 (US)
       100,000  Viceroy Resources Corp.*          436,170 (CA)
                                           --------------
                                               10,021,950
                                           --------------
                TOTAL COMMON STOCKS
                  (Cost $45,357,098)           49,171,759
                                           --------------
                PREFERRED STOCKS--0.6%
                MINING SHARES:
                  LARGE
                  CAPITALIZATION--0.6%
         9,090  Echo Bay Finance Corp.
                  $1.75, Series A
                (Cost $358,157)                   293,153 (CA)
                                           --------------
                TOTAL INVESTMENTS
                  (Cost $46,815,076+)    100.6%     50,564,733
                OTHER ASSETS AND
                  LIABILITIES, NET        (0.6%)      (302,912)
                                       -------  --------------
                TOTAL NET ASSETS         100.0% $   50,261,821
                                       =======  ==============

        + The cost of investments for federal income tax purposes is $46,815,076. At September 30, 1995, net unrealized appreciation was $3,749,657. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $7,208,019 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $3,458,362.

  COUNTRY COMPOSITION

Australia (AS)               23.33%
Canada (CA)                  26.16%
Ghana (GH)                    0.40%
South Africa (SA)            25.76%
United States (US)           22.77%
Net Other                     1.58%
                           -------
  Total                     100.00%
                           =======

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

42
PIMCO ADVISORS HIGH INCOME FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $157,028,714) (Note
  2a)                                                      $  164,813,228
Cash                                                            1,107,555
Dividends receivable                                               71,803
Interest receivable                                             3,723,826
Receivable for investments
  sold                                                          5,800,396
Receivable for Fund shares
  sold                                                            709,851
Other assets                                                       38,363
                                                           --------------
    Total assets                                              176,265,022
LIABILITIES:
Payable for investments
  purchased                     $               5,420,105
Payable for Fund shares
  redeemed                                        269,278
Outstanding options written,
  at value (premiums received
  $7,000)
  (Notes 2c and 6)                                  7,125
Dividends payable                                 283,431
Accrued expenses:
  Investment advisory fee                          82,460
  Distribution fee                                 98,637
  Servicing fee                                    34,358
  Other                                           219,633
                                                 --------
    Total liabilities                                           6,415,027
                                                           --------------
NET ASSETS                                                 $  169,849,995
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $  277,119,972
Undistributed net investment
  income                                                          282,818
Accumulated net realized loss
  on investments                                             (115,337,184)
Net unrealized appreciation on
  securities                                                    7,784,514
Net unrealized depreciation on
  options written                                                    (125)
                                                           --------------
    Total net assets                                       $  169,849,995
                                                           --------------
                                                           --------------

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($7,790,604
   DIVIDED BY 981,339 shares)                          $7.94
Sales charge--4.75% of public
  offering price                                        0.40
                                                         ---
Maximum offering price                                 $8.34
                                                         ---
                                                         ---
CLASS B SHARES
Net asset value and offering
  price per share ($4,551,913
   DIVIDED BY 574,818 shares)                          $7.92
                                                         ---
                                                         ---
Redemption price per share                                *
                                                         ---
                                                         ---
CLASS C SHARES
Net asset value and offering
  price per share ($157,507,478
   DIVIDED BY 19.980,092 shares)                       $7.88
                                                         ---
                                                         ---
Redemption price per share                                *
                                                         ---
                                                         ---
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $   14,724,400
Dividends                                                         594,492
                                                           --------------
    Total investment income                                    15,318,892
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 962,851
Distribution fee (Class B)
  (Note 3b)                                         5,016
Distribution fee (Class C)
  (Note 3b)                                     1,161,114
Servicing fee (Class A) (Note
  3b)                                              12,478
Servicing fee (Class B) (Note
  3b)                                               1,672
Servicing fee (Class C) (Note
  3b)                                             387,038
Transfer agent and custody
  fees                                            219,000
Professional fees                                  57,000
Trustees' fees and expenses
  (Note 3c)                                        28,000
Shareholder reports and
  notices                                          95,000
Miscellaneous                                      49,497
                                                 --------
    Total expenses                                              2,978,666
                                                           --------------
    Net investment income                                      12,340,226
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on security
  transactions                                                (50,482,353)
Net realized gain on options
  written                                                          85,875
Net unrealized appreciation on
  securities                                                   57,887,846
Net unrealized depreciation on
  options written                                                    (125)
                                                           --------------
Net realized and unrealized
  gain on investments                                           7,491,243
                                                           --------------
Net increase in net assets
  resulting from operations                                $   19,831,469
                                                           --------------
                                                           --------------

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment income           $ 12,340,226               $   17,102,378
Net realized loss on security
  transactions                   (50,482,353)                  (4,958,352)
Net realized gain on options
  written                             85,875                           --
Net realized loss on futures
  transactions                            --                     (185,398)
Net unrealized appreciation
  (depreciation) on securities    57,887,846                  (30,020,739)
Net unrealized depreciation on
  futures contracts                       --                     (339,625)
Net unrealized depreciation on
  options written                       (125)                          --
                                 -----------               --------------
Net increase (decrease) in net
  assets resulting from
  operations                      19,831,469                  (18,401,736)
Dividends paid from net
  investment income
  Class A                           (428,115)                    (419,430)
  Class B                            (50,434)                          --
  Class C                        (12,256,029)                 (16,458,390)
Net increase (decrease) from
  Fund share transactions
  (Note 5)                       (20,856,837)                 (42,052,298)
                                 -----------               --------------
Net decrease in net assets       (13,759,946)                 (77,331,854)
NET ASSETS:
Beginning of year                183,609,941                  260,941,795
                                 -----------               --------------
End of year (including
  undistributed net investment
  income of $282,818 and
  $538,138, respectively)       $169,849,995               $  183,609,941
                                 ===========               ==============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS HIGH INCOME FUND                                               43
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SHORT-TERM NOTES--4.4%
$      700,000  Associates Corp. of North
                  America, 5.69%,
                  11/16/95                 $      694,911
     3,300,000  AT&T Corp., 5.65%-5.72%,
                  10/20/95-12/8/95              3,280,108
     1,700,000  Hewlett-Packard Co.,
                  5.625%-5.70%,
                  10/17/95-1/9/96               1,681,609
       200,000  Rockwell International
                  Corp., 5.73%, 10/10/95          199,713
     1,600,000  Wal-Mart Stores, Inc.,
                  5.71%, 10/4/95                1,599,239
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $7,456,640)             7,455,580
                                           --------------
                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS--3.8%
                FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION
                  (FNMA)--0.6%
       400,000  FNMA, 5.605%, Discount
                  Notes, 10/26/95                 398,443
     4,765,496  FNMA, REMIC 93-126, Class
                  PH, Interest Only,
                  7/25/08                         691,755
                                           --------------
                                                1,090,198
                                           --------------
                RESOLUTION TRUST
                  CORPORATION (RTC)--3.2%
     1,908,268  RTC, Series 95-C1, Class
                  F, 6.90%, 2/25/27             1,669,735
     1,277,621  RTC, Series 92-C3, Class
                  B, 9.05%, 8/25/23             1,316,350
     2,823,597  RTC, Series 94-C1, Class
                  E, 8.00%, 6/25/26             2,478,145
                                           --------------
                                                5,464,230
                                           --------------
                TOTAL U.S. GOVERNMENT
                  AGENCY OBLIGATIONS
                  (Cost $6,505,467)             6,554,428
                                           --------------
                CORPORATE BONDS AND
                  NOTES--81.6%
                BUILDING MATERIALS--1.3%
     2,000,000  Schuller International
                  Group, Inc., 10.875%,
                  12/15/04                      2,215,000
                                           --------------
                CHEMICALS--1.6%
       250,000  Acetex Corp., 9.75%,
                  10/1/03                         249,220
     3,500,000  G-I Holdings Inc., 0.00%,
                  10/1/98                       2,537,500
                                           --------------
                                                2,786,720
                                           --------------
                CONTAINERS--4.6%
     3,000,000  Owens-Illinois Inc.,
                  11.00%, 12/1/03               3,296,250
     2,000,000  Stone Container Corp.,
                  11.50%, 10/1/04               2,100,000
     2,500,000  Sweetheart Cup, Inc.,
                  9.625%, 9/1/00                2,487,500
                                           --------------
                                                7,883,750
                                           --------------
                COSMETICS--0.9%
     1,500,000  Revlon Inc., 9.50%,
                  6/1/99                        1,500,000
                                           --------------
                DEFENSE--1.0%
     1,500,000  Alliant Techsystems Inc.,
                  11.75%, 3/1/03                1,638,750
                                           --------------
                ELECTRONICS--0.9%
     1,500,000  Ametek, Inc., 9.75%,
                  3/15/04                       1,597,500
                                           --------------
                ENTERTAINMENT AND
                  LEISURE--4.8%
     3,000,000  Bally's Grand, Inc.,
                  10.375%, 12/15/03             2,955,000
       750,000  Bally's Park Place, Inc.,
                  9.25%, 3/15/04                  733,125
     3,500,000  Coleman Holdings Inc.,
                  0.00%, 5/27/98                2,730,000
     1,750,000  Showboat, Inc., 9.25%,
                  5/1/08                        1,653,750
                                           --------------
                                                8,071,875
                                           --------------

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------

                FINANCIAL SERVICES--1.2%
$    2,000,000  Navistar Financial Corp.,
                  8.875%, 11/15/98         $    2,010,000
                                           --------------
                FOOD--1.2%
     2,000,000  Doskocil Companies Inc.,
                  9.75%, 7/15/00                1,965,000
                                           --------------
                FOREST AND PAPER
                  PRODUCTS--2.8%
     3,000,000  Repap Wisconsin, Inc.,
                  9.25%, 2/1/02                 2,887,500
     1,750,000  Stone Consolidated Corp.,
                  10.25% 12/15/00               1,846,250
                                           --------------
                                                4,733,750
                                           --------------
                HEALTH MANAGEMENT--3.5%
     2,750,000  Abbey Healthcare Group
                  Inc., 9.50%, 11/1/02          2,866,875
     2,000,000  Genesis Health Ventures,
                  Inc., 9.75%, 6/15/05          2,090,000
     1,000,000  Tenet Healthcare Corp.,
                  9.625%, 9/1/02                1,060,000
                                           --------------
                                                6,016,875
                                           --------------
                INSURANCE--2.1%
     2,000,000  Phoenix Re Corp., 9.75%,
                  8/15/03                       2,080,000
     1,500,000  Reliance Group Holdings,
                  Inc. 9.00%, 11/15/00          1,498,125
                                           --------------
                                                3,578,125
                                           --------------
                LODGING--2.5%
     3,500,000  Hammons, (J.Q.) Hotels
                  L.P., 8.875%, 2/15/04         3,272,500
     1,000,000  HMH Properties, Inc.,
                  9.50%, 5/15/05                  985,000
                                           --------------
                                                4,257,500
                                           --------------
                MEDIA--19.2%
     3,500,000  Act III Broadcasting
                  Inc., 9.625%, 12/15/03        3,552,500
     2,000,000  Benedek Broadcasting
                  Corp., 11.875%, 3/1/05        2,115,000
     4,000,000  Cablevision Systems
                  Corp., 9.875%-10.75%,
                  4/1/04-4/1/23                 4,197,500
     2,750,000  Century Communications
                  Corp., 11.875%,
                  10/15/03                      2,921,875
     1,500,000  CF Cable TV Inc., 9.125%,
                  7/15/07                       1,515,000
     2,500,000  Continental Cablevision,
                  Inc., 11.00%, 6/1/07          2,762,500
     1,500,000  Granite Broadcasting
                  Corp., 10.375%, 5/15/05       1,530,000
     1,500,000  Infinity Broadcasting
                  Corp., 10.375%, 3/15/02       1,612,500
     1,000,000  Jones Intercable, Inc.,
                  9.625%, 3/15/02               1,045,000
     2,500,000  K-III Communications
                  Inc., 10.25%, 6/1/04          2,662,500
     2,000,000  Rogers Cablesystems of
                  America, Inc., 10.00%,
                  3/15/05                       2,067,506
     3,100,000  SCI Television, Inc.,
                  11.00%, 6/30/05               3,278,250
       750,000  Sinclair Broadcast Group,
                  Inc., 10.00%, 9/30/05           766,875
     2,500,000  TeleWest Communications
                  PLC, 9.625%, 10/1/06          2,537,500
                                           --------------
                                               32,564,506
                                           --------------
                MISCELLANEOUS
                  MANUFACTURING--4.9%
     2,500,000  American Standard Inc.,
                  11.375%, 5/15/04              2,750,000
     2,750,000  Figgie International
                  Inc., 9.875%, 10/1/99         2,773,053
     2,750,000  Sequa Corp.,
                  8.75%-10.00%,
                  5/14/01-12/15/01              2,782,590
                                           --------------
                                                8,305,643
                                           --------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

44
PIMCO ADVISORS HIGH INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                OIL AND GAS--8.9%
$    3,000,000  Ferrellgas, Inc., 10.00%,
                  8/1/01                   $    3,120,000
     3,575,000  Gulf Canada Resources
                  Ltd., 9.25%, 1/15/04          3,539,250
     3,395,000  HS Resources, Inc.,
                  9.875%, 12/1/03               3,339,831
     1,500,000  Nuevo Energy Co., 12.50%,
                  6/15/02                       1,627,500
     4,000,000  Triton Energy Corp.,
                  0.00%, 11/1/97                3,425,000
                                           --------------
                                               15,051,581
                                           --------------
                PRIVATE ASSET BACKED:
                  MORTGAGES--1.9%
     1,376,350  MBLAC-NY REO Associates
                  L.P., Loan
                  Participation, 9.375%,
                  2/1/98                        1,376,350
     1,000,000  Nationsbanc Mortgage
                  Capital Corp., Multi-
                  Family Trust
                  Certificate, 95-M2,
                  Class UC, 8.195%,
                  5/25/25                         687,656
     1,350,000  Uniprop, REMIC 93-1,
                  Class C, 8.43%,
                  12/15/25                      1,220,906
                                           --------------
                                                3,284,912
                                           --------------
                PUBLISHING--2.3%
     4,000,000  World Color Press, Inc.,
                  9.125%, 3/15/03               3,990,000
                                           --------------
                RETAIL--1.8%
     1,000,000  Pathmark Stores, Inc.,
                  0.00%, until 11/1/99
                  (10.75% to 11/1/03)             655,000
     2,500,000  Pathmark Stores, Inc.,
                  9.625%, 5/1/03                2,481,250
                                           --------------
                                                3,136,250
                                           --------------
                TELECOMMUNICATIONS--3.5%
     1,000,000  Metrocall, Inc., 10.375%,
                  10/1/07                       1,015,000
     2,000,000  Paging Network, Inc.,
                  8.875%-10.125%,
                  2/1/06-8/1/07                 2,015,000
     2,750,000  Rogers Cantel Mobile
                  Communications, Inc.,
                  10.75%, 11/1/01               2,887,500
                                           --------------
                                                5,917,500
                                           --------------
                TEXTILES--1.8%
     3,000,000  WestPoint Stevens, Inc.,
                  8.75%, 12/15/01               2,977,500
                                           --------------
                UTILITIES: ELECTRIC--7.8%
     3,500,000  AES Corp., 9.75%, 6/15/00       3,574,375
     2,000,000  California Energy Co.,
                  9.875%, 6/30/03               2,040,000
     1,900,000  California Energy Co.,
                  Inc., 0.00%, until
                  1/15/97 (10.25% to
                  1/15/04)                      1,676,750
     3,000,000  CTC Mansfield Funding
                  Corp., 11.125%, 9/30/16       3,080,220
     3,000,000  Long Island Lighting Co.,
                  7.125%, 6/1/05                2,833,938
                                           --------------
                                               13,205,283
                                           --------------
                UTILITIES: GAS--1.1%
     1,750,000  AmeriGas Partners, L.P.,
                  10.125%, 4/15/07              1,863,750
                                           --------------
                TOTAL CORPORATE BONDS AND
                  NOTES
                  (Cost $130,801,160)         138,551,770
                                           --------------

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SOVEREIGN ISSUES--3.6%
$    4,750,000(a) Republic of Argentina,
                  Floating Rate Note,
                  6.812%, 3/31/05          $    2,945,000
     1,000,000  Republic of Argentina,
                  Floating Rate Note,
                  5.00%, 3/31/23                  480,000
     1,500,000  United Mexican States
                  Tesobonos, 0.00%,
                  1/18/96                       1,464,000
     2,000,000  United Mexican States,
                  Value Recovery Rights,
                  12/31/19                              0
     2,000,000  United Mexican States,
                  Series B, 6.25%,
                  12/31/19                      1,207,500
                                           --------------
                TOTAL SOVEREIGN ISSUES
                  (Cost $6,243,672)             6,096,500
                                           --------------
SHARES
--------------
                PREFERRED STOCKS--3.6%
                BANKS--1.6%
        25,000  First Nationwide Bank
                  FSB, 11.50%                   2,775,000
                                           --------------
                MEDIA--2.0%
       133,200  Newscorp. Overseas Ltd.,
                  8.625%, Series A              3,379,950
                                           --------------
                TOTAL PREFERRED STOCKS
                  (Cost $6,021,775)             6,154,950
                                           --------------
                TOTAL SECURITIES OWNED
                  (Cost $157,028,714+)        164,813,228
                                           --------------

CONTRACTS
--------
                OUTSTANDING CALL OPTIONS
                  WRITTEN--(0.0%)
            50  Republic of Argentina,
                  Floating Rate Note,
                  6.812%, 3/31/05,
                  expiring November '95 @
                  $65.125
                (Premium Received $7,000)          (7,125)
                                           --------------

TOTAL INVESTMENTS, NET OF
  OUTSTANDING OPTIONS
  WRITTEN
  (Cost $157,021,714)          97.0%    164,806,103
OTHER ASSETS AND
  LIABILITIES, NET              3.0%      5,043,894
                            -------  --------------
TOTAL NET ASSETS              100.0% $  169,849,995
                            =======  ==============
        + The cost of investments for federal income tax purposes is $157,028,714. At September 30, 1995, net unrealized appreciation was $7,784,514. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $8,204,790 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $420,276.
      (a)  See Outstanding Call Options Written.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS TOTAL RETURN INCOME FUND                                       45
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $86,403,605) (Note
  2a)                                                      $   87,119,928
Foreign currency holdings, at
  value
  (Cost of $33,534) (Note 2b)                                      34,365
Cash                                                            1,944,474
Variation margin on open
  futures contracts (Note 2d)                                     446,170
Interest receivable                                               544,884
Receivable for investments
  sold                                                            661,538
Receivable for Fund shares
  sold                                                          1,724,201
Receivable for forward foreign
  currency contracts sold
  (Notes 2e and 7)                                              3,048,315
Unamortized organization costs
  (Note 2j)                                                        42,279
Other                                                              40,504
                                                           --------------
    Total assets                                               95,606,658
LIABILITIES:
Payable for investments
  purchased                     $                   8,383
Payable for Fund shares
  redeemed                                         58,301
Forward foreign currency
  contracts sold, at value
  (Cost $3,048,315) (Notes 2e
  and 7)                                        3,172,416
Outstanding options written,
  at value (premiums received
  $31,571)
  (Notes 2c and 6)                                 28,000
Dividends payable                                  34,204
Accrued expenses:
  Investment advisory fee                          41,238
  Distribution fee                                 30,143
  Servicing fee                                    17,182
  Other                                            66,418
                                                 --------
    Total liabilities                                           3,456,285
                                                           --------------
NET ASSETS                                                 $   92,150,373
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $   89,529,908
Undistributed net investment
  income                                                           66,840
Undistributed net realized
  gain on investments                                           1,816,227
Net unrealized appreciation on
  securities                                                      716,323
Net unrealized appreciation on
  foreign currency holdings                                           831
Net unrealized depreciation on
  forward foreign currency
  contracts                                                      (124,101)
Net unrealized appreciation on
  options written                                                   3,571
Net unrealized appreciation on
  futures contracts (Note 2d)                                     140,774
                                                           --------------
    Total net assets                                       $   92,150,373
                                                           --------------
                                                           --------------
CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($37,714,002
   DIVIDED BY 3,524,056 shares)                      $10.70
Sales charge--4.75% of public
  offering price                                       0.53
                                                  ---------
Maximum offering price                               $11.23
                                                  ---------
                                                  ---------
CLASS B SHARES
Net asset value and offering
  price per share ($8,805,374
   DIVIDED BY 820,736 shares)                        $10.73
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
CLASS C SHARES
Net asset value and offering
  price per share ($45,630,997
   DIVIDED BY 4,264,605 shares)                      $10.70
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Period Ended September 30, 1995*

INVESTMENT INCOME:
Interest                                                   $    2,266,473
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 214,491
Distribution fee (Class B)
  (Note 3b)                                        11,353
Distribution fee (Class C)
  (Note 3b)                                       129,761
Servicing fee (Class A) (Note
  3b)                                              42,334
Servicing fee (Class B) (Note
  3b)                                               3,784
Servicing fee (Class C) (Note
  3b)                                              43,254
Transfer agent and custody
  fees                                             57,640
Professional fees                                  30,000
Trustees' fees and expenses
  (Note 3c)                                         4,500
Shareholder reports and
  notices                                          15,000
Miscellaneous                                      31,109
                                                  -------
    Total expenses                                                583,226
                                                           --------------
    Net investment income                                       1,683,247
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on security
  transactions and foreign
  currency holdings                                               173,032
Net realized gain on forward
  foreign currency contracts                                      206,743
Net realized gain on options
  written                                                         225,852
Net realized gain on futures
  transactions                                                  1,235,669
Net unrealized appreciation on
  securities                                                      716,323
Net unrealized appreciation on
  foreign currency holdings                                           831
Net unrealized depreciation on
  forward foreign currency
  contracts                                                      (124,101)
Net unrealized appreciation on
  options written                                                   3,571
Net unrealized appreciation on
  futures contracts                                               140,774
                                                           --------------
Net realized and unrealized
  gain on investments                                           2,578,694
                                                           --------------
Net increase in net assets
  resulting from operations                                $    4,261,941
                                                           --------------
                                                           --------------
------------------
* The Fund commenced operations on December 22, 1994.

STATEMENT OF CHANGES IN NET ASSETS

                                   PERIOD ENDED
                                     SEPTEMBER
                                           30,
                                         1995*
                                   ------------
OPERATIONS:
Net investment income               $1,683,247
Net realized gain on security
 transactions and foreign
 currency transactions                 173,032
Net realized gain on forward
 foreign currency contracts            206,743
Net realized gain on options
 written                               225,852
Net realized gain on futures
 transactions                        1,235,669
Net unrealized appreciation on
 securities                            716,323
Net unrealized appreciation on
 foreign currency holdings                 831
Net unrealized depreciation on
 forward foreign currency
 contracts                            (124,101)
Net unrealized appreciation on
 options written                         3,571
Net unrealized appreciation on
 futures contracts                     140,774
                                                         -
                                   ------------
Net increase in net assets
 resulting from operations           4,261,941
Dividends paid from net
 investment income
  Class A                             (848,158)
  Class B                              (59,051)
  Class C                             (734,267)
Net increase from Fund share
 transactions (Note 5)              89,529,908
                                                         -
                                   ------------
    Net increase in net assets      92,150,373
NET ASSETS:
Beginning of period                         --
                                   ------------
End of period (including
 undistributed net investment
 income of $66,840)                 $92,150,373
                                                         -
                                                         -
                                   ------------
                                   ------------
------------------
* The Fund commenced operations on December 22, 1994.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

46
PIMCO ADVISORS TOTAL RETURN INCOME FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SHORT-TERM NOTES--46.7%
$    4,000,000  Abbott Laboratories,
                  5.69%,10/11/95*          $    3,993,678
     3,800,000  Associates Corp. of North
                  America, 5.68%-5.69%,
                  11/16/95-11/27/95*            3,769,615
     3,700,000  AT&T Corp., 5.64%-5.69%,
                  10/20/95-11/21/95*            3,681,290
     1,500,000  Coca-Cola Co.,
                  5.63%-6.07%,
                  10/11/95-12/4/95*             1,488,577
     1,500,000  Commonwealth Bank of
                  Australia, 5.63%,
                  10/13/95*                     1,497,185
     3,000,000  DuPont (E.I.) De Nemours
                  & Co., 5.66%-6.03%,
                  10/3/95-11/9/95*              2,987,402
     3,400,000  General Electric Capital
                  Corp., 5.73%-6.50%,
                  10/2/95-11/10/95*             3,392,510
     3,900,000  Hewlett-Packard Co.,
                  5.59%-5.67%,
                  10/17/95-1/9/96*              3,870,533
     4,000,000  Kellogg Co., 5.70%,
                  10/25/95*                     3,984,800
       300,000  Minnesota Mining &
                  Manufacturing Co.,
                  5.73%, 11/14/95*                297,899
     2,100,000  National Rural Utilities
                  Cooperative Finance
                  Corp., 5.72%,
                  10/10/95-10/12/95*            2,096,679
     1,000,000  Ontario Hydro, 5.66%,
                  12/8/95*                        988,780
     4,000,000  US West Communications
                  Inc., 5.72%-5.89%,
                  10/5/95-10/24/95*             3,991,203
     3,500,000  Wal-Mart Stores, Inc.,
                  5.71%,10/6/95*                3,497,224
     3,500,000  Western Australian
                  Treasury Corp., 5.70%,
                  10/24/95-11/15/95*            3,485,513
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $43,024,538)           43,022,888
                                           --------------
                U.S. TREASURY
                  OBLIGATIONS--1.6%
     1,455,000  U.S. Treasury Bills,
                  5.34%-5.76%,
                  10/26/95-2/8/96*
                (Cost $1,436,446)               1,436,761
                                           --------------
                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS--31.4%
                FEDERAL HOME LOAN
                  MORTGAGE CORP.
                  (FHLMC)--6.6%
     5,932,075  FHLMC, 30-Year Adjustable
                  Rate Mortgages,
                  5.88%-7.061%,
                  1/1/24-8/1/24*                6,054,925
                                           --------------
                FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION
                  (FNMA)--14.1%
     6,483,576  FNMA, 30-Year Adjustable
                  Rate Mortgages,
                  6.126%-7.476%,
                  10/1/23-3/1/25*               6,635,230
     4,000,000  FNMA, 5.60%, Discount
                  Notes,
                  10/26/95-11/2/95*             3,982,650
     2,400,420  FNMA, REMIC 91-113, Class
                  ZC, 8.50%, 11/25/18*          2,407,403
                                           --------------
                                               13,025,283
                                           --------------
                GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION
                  (GNMA)--10.7%
     9,736,662  GNMA, 30-Year Adjustable
                  Rate Mortgages, 6.50%,
                  3/20/23-1/20/25*              9,871,429
                                           --------------
                TOTAL U.S. GOVERNMENT
                  AGENCY OBLIGATIONS
                  (Cost $28,370,166)           28,951,637
                                           --------------
                CORPORATE BONDS AND
                  NOTES--7.1%
                FINANCIAL SERVICES--1.8%
     1,000,000  General Motors Acceptance
                  Corp., Medium-Term
                  Note, 7.75%, 7/18/96          1,012,510
       625,000  Morgan Stanley Group
                  Inc., 7.79%, 2/3/97             637,725
                                           --------------
                                                1,650,235
                                           --------------

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                MEDIA--1.1%
$    1,000,000  Time Warner Inc., 7.45%,
                  2/1/98                   $    1,017,040
                                           --------------
                OIL AND GAS--0.9%
       800,000  Maxus Energy Corp.,
                  Medium-Term Note,
                  10.10%, 10/18/95                800,576
                                           --------------
                PRIVATE ASSET BACKED:
                  MORTGAGES--2.1%
       859,826  DLJ Mortgage Acceptance
                  Corp., REMIC, 94-10,
                  Class 1A, Floating
                  Rate, 6.6197%, 5/25/24*         874,605
     1,080,938  Ryland Mortgage
                  Securities Corp.,
                  REMIC, 93-8, Class A,
                  Floating Rate, 7.855%,
                  9/25/23*                      1,097,152
                                           --------------
                                                1,971,757
                                           --------------
                TRANSPORTATION: AIR--1.2%
     1,000,000  Delta Air Lines, Inc.,
                  10.14%, 8/14/12               1,143,370
                                           --------------
                TOTAL CORPORATE BONDS AND
                  NOTES
                  (Cost $6,394,490)             6,582,978
                                           --------------
                SOVEREIGN ISSUES--7.7%
     3,303,002  Deutschland Republic,
                  6.25%, 1/04/24                2,843,881
     2,598,484  Government of Canada,
                  8.75%, 12/1/05                2,782,171
     1,000,000  Republic of Argentina,
                  Floating Rate Note,
                  6.812%, 3/31/05                 620,000
       900,000  United Mexican States
                  Tesobonos, .00%,
                  1/18/96                         878,400
                                           --------------
                TOTAL SOVEREIGN ISSUES
                  (Cost $7,176,629)             7,124,452
                                           --------------

CONTRACTS
--------------
                PURCHASED PUT
                  OPTIONS--0.0%
            23  Euro Dollar Futures,
                  expiring June '96 @
                  $90.75
                (Cost $411)                           287
                                           --------------
                OTC INTEREST RATE
                  CAPS--0.0%
            37  OTC Interest Rate Cap 3
                  Month LIBOR, expiring
                  March '96 @ $88
                (Cost $925)                           925
                                           --------------
                TOTAL SECURITIES OWNED
                  (Cost $86,403,605+)          87,119,928
                                           --------------
                OUTSTANDING PUT OPTIONS WRITTEN--(0.0%)
            80    Eurodollar Futures, expiring
                  March '96 @ $94 (Premium
                  Received $31,571)               (28,000)
                                            --------------

TOTAL INVESTMENTS, NET OF
  OUTSTANDING OPTIONS
  WRITTEN
  (Cost $86,372,034)             94.5%     87,091,928
OTHER ASSETS AND
  LIABILITIES, NET                5.5%      5,058,445
                              -------  --------------
TOTAL NET ASSETS                100.0% $   92,150,373
                              =======  ==============
        + The cost of investments for federal income tax purposes is $86,403,605. At September 30, 1995, net unrealized appreciation was $716,323. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $861,224 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $144,901.
        * Either all or a portion of these securities have been segregated with the custodian to cover forward foreign currency contracts, futures contracts, and written options on futures contracts.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS TAX EXEMPT FUND                                                47
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $53,283,012) (Note
  2a)                                                      $   56,273,825
Cash                                                              346,604
Interest receivable                                               948,306
Receivable for Fund shares
  sold                                                              2,663
Other assets                                                       10,502
                                                           --------------
    Total assets                                               57,581,900
LIABILITIES:
Payable for Fund shares
  redeemed                      $                 181,646
Dividends payable                                  36,173
Accrued expenses:
  Investment advisory fee                          28,571
  Distribution fee                                 34,036
  Servicing fee                                    11,904
  Other                                            76,414
                                               ----------
    Total liabilities                                             368,744
                                                           --------------
NET ASSETS                                                 $   57,213,156
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $   55,408,658
Accumulated net investment
  loss                                                           (131,752)
Accumulated net realized loss
  on investments                                               (1,054,563)
Net unrealized appreciation on
  securities                                                    2,990,813
                                                           --------------
    Total net assets                                       $   57,213,156
                                                           --------------
                                                           --------------
CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($2,700,838
   DIVIDED BY 228,256 shares)                        $11.83
Sales charge--4.75% of public
  offering price                                       0.59
                                                  ---------
Maximum offering price                               $12.42
                                                  ---------
                                                  ---------
CLASS B SHARES
Net asset value and offering
  price per share ($288,258
   DIVIDED BY 24,349 shares)                         $11.84
                                                  ---------
                                                  ---------
REDEMPTION PRICE PER SHARE                            *
                                                  ---------
                                                  ---------
CLASS C SHARES
Net asset value and offering
  price per share ($54,224,060
   DIVIDED BY 4,586,079 shares)                      $11.82
                                                  ---------
                                                  ---------
REDEMPTION PRICE PER SHARE                            *
                                                  ---------
                                                  ---------
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    3,742,211
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 369,918
Distribution fee (Class B)
  (Note 3b)                                           559
Distribution fee (Class C)
  (Note 3b)                                       442,382
Servicing fee (Class A) (Note
  3b)                                               6,485
Servicing fee (Class B) (Note
  3b)                                                 186
Servicing fee (Class C) (Note
  3b)                                             147,461
Transfer agent and custody
  fees                                             64,000
Professional fees                                  34,000
Trustees' fees and expenses                         9,000
Shareholder reports and
  notices                                          21,000
Miscellaneous                                      18,888
                                                  -------
    Total expenses                                              1,113,879
                                                           --------------
    Net investment income                                       2,628,332
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on security
  transactions                                                   (507,989)
Net unrealized appreciation on
  securities                                                    3,556,291
                                                           --------------
Net realized and unrealized
  gain on investments                                           3,048,302
                                                           --------------
Net increase in net assets
  resulting from operations                                $    5,676,634
                                                           --------------
                                                           --------------

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                ----------                 --------------
OPERATIONS:
Net investment income           $  2,628,332               $    3,251,256
Net realized gain (loss) on
  security transactions             (507,989)                     191,890
Net unrealized appreciation
  (depreciation) on securities     3,556,291                   (9,271,830)
                                  ----------               --------------
Net increase (decrease) in net
  assets resulting from
  operations                       5,676,634                   (5,828,684)
Dividends paid from net
  investment income
  Class A                           (130,153)                    (139,595)
  Class B                             (2,846)                          --
  Class C                         (2,539,832)                  (3,234,994)
Distributions paid from net
  realized gain on investments
  Class A                                 --                      (46,605)
  Class C                                 --                   (1,353,726)
Net decrease from Fund share
  transactions (Note 5)          (16,730,623)                  (2,783,860)
                                  ----------               --------------
    Net decrease in net assets   (13,726,820)                 (13,387,464)
NET ASSETS:
Beginning of year                 70,939,976                   84,327,440
                                  ----------               --------------
End of year (including
  accumulated net investment
  loss of $131,752 and
  $153,448, respectively)       $ 57,213,156               $   70,939,976
                                  ==========                =============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

48
PIMCO ADVISORS TAX EXEMPT FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                MUNICIPAL BONDS AND
                  NOTES--98.4%
                ARIZONA--4.9%
$    3,000,000  Salt River Agricultural
                  Improvement and Power
                  District, Electric
                  Revenue Bonds, Series
                  1992 D and 1993 B,
                  5.25%-5.50%,
                  1/1/13-1/1/25            $    2,827,500
                                           --------------
                CALIFORNIA--9.7%
       500,000  City of San Jose,
                  Redevelopment Agency,
                  Merged Area
                  Redevelopment Project,
                  Tax Allocation Bonds,
                  (MBIA Insured). Series
                  1993, 6.00%, 8/1/15             509,375
     3,000,000  Los Angeles Convention
                  and Exhibition Center
                  Authority, Certificates
                  of Participation,
                  Series 1985,
                  (Prerefunded 12/1/05),
                  9.00%, 12/1/10-12/1/20        3,978,749
     1,000,000  Los Angeles County
                  Transportation
                  Commission, Sales Tax
                  Revenue Refunding
                  Bonds, Series 1991 B,
                  6.50%, 7/1/13                 1,033,750
                                           --------------
                                                5,521,874
                                           --------------
                DISTRICT OF
                  COLUMBIA--1.8%
     1,000,000  Metropolitan Washington
                  Airports Authority
                  System Revenue Bond,
                  (MBIA Insured), Series
                  1992 A, 6.625%, 10/1/19       1,040,000
                                           --------------
                FLORIDA--3.6%
     1,000,000  Jacksonville Electric
                  Authority, Bulk Power
                  Supply System Revenue
                  Bonds, (Prerefunded
                  10/01/00) (Scherer 4
                  Project, Issue One,
                  Series 1991 A), 6.75%,
                  10/1/21                       1,116,250
     1,000,000  Jacksonville Electric
                  Authority, St. Johns
                  River System Revenue
                  Bonds, Issue Two,
                  Series 11, 5.375%,
                  10/1/13                         956,250
                                           --------------
                                                2,072,500
                                           --------------
                GEORGIA--3.4%
     2,000,000  Atlanta, Georgia, General
                  Obligation Bonds,
                  5.60%, 12/1/18                1,937,500
                                           --------------
                HAWAII--1.9%
     1,000,000  State of Hawaii, Airport
                  System Revenue Bonds,
                  Second Series of 1991,
                  6.90%, 7/1/12                 1,098,750
                                           --------------
                ILLINOIS--9.1%
     1,000,000  Illinois, Educational
                  Facility Authority,
                  Northwestern University
                  Revenue Bonds,
                  (Prerefunded 12/1/01),
                  Series 1985, 6.90%,
                  12/1/21                       1,133,750
     1,000,000  State of Illinois,
                  General Obligation
                  Bonds, Series of March
                  1992, 6.25%, 10/1/12          1,032,500
     1,000,000  State of Illinois,
                  Highway Authority,
                  Highway Revenue Bonds,
                  Series 1992 A, 6.375%,
                  1/1/15                        1,025,000
     1,000,000  State of Illinois, Sales
                  Tax Revenue Refunding
                  Bonds, Series Q, 6.00%,
                  6/15/12                       1,037,500
     1,000,000  University of Illinois
                  Board of Trustees,
                  Auxiliary Facility
                  System Revenue Bonds,
                  Series 1991, 5.75%,
                  4/1/22                          967,500
                                           --------------
                                                5,196,250
                                           --------------

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                INDIANA--6.0%
$    1,000,000  Indiana Municipal Power
                  Agency, Power Supply
                  System Revenue Bonds,
                  (Prerefunded 1/1/00),
                  Series 1989 A, 7.10%,
                  1/1/15                   $    1,113,750
     1,300,000  Indianapolis, Local
                  Public Improvement Bond
                  Bank, Transportation
                  Revenue Bond, Series
                  1992 and 1992 D,
                  6.00%-6.75%,
                  7/1/10-2/1/14                 1,385,625
     1,000,000  Petersburg County
                  Pollution Control
                  Revenue Refunding
                  Bonds, Indianapolis
                  Power & Light, Series
                  1993 B, 5.40%, 8/1/17           941,250
                                           --------------
                                                3,440,625
                                           --------------
                MASSACHUSETTS--1.6%
     1,000,000  Massachusetts Water
                  Resources Authority,
                  Revenue Bonds, Series
                  1993 B, 5.50%, 3/1/17           942,500
                                           --------------
                MISSISSIPPI--4.4%
     2,670,000  State of Mississippi,
                  General Obligation
                  Bonds, Series 1994 A,
                  5.10%,
                  11/15/11-11/15/12             2,541,669
                                           --------------
                NEVADA--1.9%
     1,000,000  State of Nevada, General
                  Purpose Revenue Bonds,
                  6.50%, 10/1/09                1,061,250
                                           --------------
                NEW HAMPSHIRE--1.9%
     1,000,000  New Hampshire Turnpike
                  System, Refunding
                  Revenue Bonds, (FGIC
                  Insured), Series 1991
                  A, 6.75%, 11/1/11             1,096,250
                                           --------------
                NEW JERSEY--3.8%
     2,000,000  New Jersey Turnpike
                  Authority, Turnpike
                  Revenue Bonds, Series
                  1992 C, 6.50%, 1/1/16         2,162,500
                                           --------------
                NEW YORK--11.9%
     1,000,000  New York City Municipal
                  Water Finance
                  Authority, Series 1992
                  C, Water & Sewer System
                  Revenue Bonds, (FGIC
                  Insured), 4.60%,
                  6/15/22                       1,000,000
     1,000,000  New York City Municipal
                  Water Finance
                  Authority, Water and
                  Sewer System Revenue
                  Bonds, (Prerefunded
                  6/15/01), Series 1991
                  C, 7.375%, 6/15/13            1,155,000
     1,000,000  New York City, General
                  Obligation Bonds, (MBIA
                  Insured), Series B,
                  4.60%, 8/15/04                1,000,000
       650,000  State of New York, Local
                  Government Assistance
                  Corp., Sales Tax
                  Revenue Bonds, Series
                  1992 C, 6.00%, 4/1/12           663,813
     1,500,000  State of New York,
                  Medical Care Facility
                  Finance Agency, Revenue
                  Bonds, (FHA Insured),
                  Series 1995 A, 6.125%,
                  2/15/15                       1,500,000
     1,000,000  State of New York,
                  Thruway Authority,
                  Revenue Bonds, (MBIA
                  Insured), Series 1995
                  A, 5.50%, 4/1/15                962,500

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS TAX EXEMPT FUND                                                49
--------------------------------------------------------------------------------
PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
$      500,000  Triborough Bridge &
                  Tunnel Authority,
                  General Purpose Revenue
                  Bonds, Series Y, 6.00%,
                  1/1/12                   $      518,125
                                           --------------
                                                6,799,438
                                           --------------
                NORTH DAKOTA--1.9%
     1,000,000  Mercer County Pollution
                  Control Revenue Bonds,
                  Series 1991, 6.90%,
                  2/1/19                        1,070,000
                                           --------------
                OHIO--1.7%
     1,000,000  Cleveland Water and Sewer
                  Revenue Refunding and
                  Improvement Revenue
                  Bonds, (MBIA Insured),
                  Series 1993 G, Number
                  1, 5.50%, 1/1/21                971,250
                                           --------------
                PENNSYLVANIA--4.3%
     1,525,000  City of Pittsburgh,
                  General Obligation
                  Bonds, (AMBAC Insured)
                  Series 1993 A, 5.50%,
                  9/1/14                        1,500,219
     1,000,000  State of Pennsylvania,
                  Industrial Development
                  Authority Revenue
                  Bonds, (AMBAC Insured),
                  5.50%, 1/1/14                   960,000
                                           --------------
                                                2,460,219
                                           --------------
                SOUTH CAROLINA--3.4%
     1,750,000  Charleston County,
                  Resource Recovery
                  Revenue Bonds, (Foster
                  Wheeler Charleston
                  Resource Recovery
                  Project), Series 1987
                  A, 9.25%, 1/1/10              1,925,000
                                           --------------
                TEXAS--14.3%
     1,000,000  Board of Regents of the
                  University of Texas
                  System, Revenue
                  Financing System
                  Refunding Bonds, Series
                  1991 B, 6.75%, 8/15/13        1,076,250
       750,000  City of Austin, Public
                  Improvement Refunding
                  Bonds, Series 1993 A,
                  4.80%, 9/1/08                   716,250
     1,000,000  Dallas Water and Sewer
                  System Revenue Bonds,
                  Series 1994, 5.25%,
                  4/1/13                          957,500

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
$    2,000,000  Houston, Texas, Water and
                  Sewer System Revenue
                  Bonds, Series 1993 B,
                  5.00%, 12/01/18          $    1,757,500
     2,000,000  San Antonio, Texas,
                  Electric & Gas Revenue
                  Bonds, Series B, 5.00%,
                  2/1/16                        1,777,500
     2,000,000  State of Texas, General
                  Obligation Bonds,
                  Series 1992 C, 5.50%,
                  4/1/20                        1,907,500
                                           --------------
                                                8,192,500
                                           --------------
                WASHINGTON--3.9%
     1,000,000  Kent School District No.
                  415 King County,
                  Washington, Unlimited
                  Tax General Obligation
                  Bonds, Series 1991 B,
                  6.70%, 12/1/11                1,108,750
     1,000,000  Municipality of
                  Metropolitan Seattle,
                  Sewer Revenue Bonds,
                  (Prerefunded 1/1/00),
                  Series T, 6.875%,
                  1/1/31                        1,107,500
                                           --------------
                                                2,216,250
                                           --------------
                WYOMING--3.0%
     1,700,000  Lincoln County Pollution
                  Industrial Control
                  Revenue Bonds Variable
                  Rate Demand Note,
                  4.60%, 11/1/14                1,700,000
                                           --------------
                TOTAL INVESTMENTS
                  (Cost $53,283,012+) 98.4%     56,273,825
                OTHER ASSETS AND
                  LIABILITIES, NET     1.6%        939,331
                                    -------  --------------
                TOTAL NET ASSETS     100.0% $   57,213,156
                                     =======  ==============

        + The cost of investments for federal income tax purposes is $53,000,207. At September 30, 1995, net unrealized appreciation was $3,273,618. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $3,700,625 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $427,007.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

50
PIMCO ADVISORS U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $325,969,809) (Note
  2a)                                                      $  334,100,861
Cash                                                            2,283,249
Variation margin on open
  futures contracts (Note 2d)                                     610,656
Interest receivable                                             1,677,276
Receivable for investments
  sold                                                            219,187
Receivable for Fund shares
  sold                                                            607,338
Other assets                                                       67,321
                                                           --------------
    Total assets                                              339,565,888
LIABILITIES:
Payable for investments
  purchased                     $              32,818,251
Payable for Fund shares
  redeemed                                        776,608
Dividends payable                                 355,107
Outstanding options written,
  at value (premiums received
  $101,682) (Notes 2c and 6)                        8,312
Accrued expenses:
  Investment advisory fee                         146,241
  Distribution fee                                178,696
  Servicing fee                                    62,847
  Other                                           214,319
                                               ----------
    Total liabilities                                          34,560,381
                                                           --------------
NET ASSETS                                                 $  305,005,507
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $  372,486,113
Undistributed net investment
  income                                                          279,541
Accumulated net realized loss
  on investments                                              (76,180,944)
Net unrealized appreciation on
  securities                                                    8,131,052
Net unrealized appreciation on
  options written                                                  93,370
Net unrealized appreciation on
  futures contracts (Note 2d)                                     196,375
                                                           --------------
    Total net assets                                       $  305,005,507
                                                           --------------
                                                           --------------

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($16,248,239
   DIVIDED BY 1,773,232 shares)                        $9.16
Sales charge--4.75% of public
  offering price                                        0.46
                                                         ---
Maximum offering price                                 $9.62
                                                         ---
                                                         ---
CLASS B SHARES
Net asset value and offering
  price per share ($1,671,492
   DIVIDED BY 182,680 shares)                          $9.15
                                                         ---
                                                         ---
Redemption price per share                             *
                                                         ---
                                                         ---
CLASS C SHARES
Net asset value and offering
  price per share ($287,085,776
   DIVIDED BY 31,456,482 shares)                       $9.13
                                                         ---
                                                         ---
Redemption price per share                             *
                                                         ---
                                                         ---
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $   24,503,958
EXPENSES:
Investment advisory fee (Note
  3a)                           $               1,868,771
Distribution fee (Class B)
  (Note 3b)                                         1,425
Distribution fee (Class C)
  (Note 3b)                                     2,313,802
Servicing fee (Class A) (Note
  3b)                                              37,643
Servicing fee (Class B) (Note
  3b)                                                 475
Servicing fee (Class C) (Note
  3b)                                             771,267
Transfer agent and custody
  fees                                            355,000
Professional fees                                  50,000
Trustees' fees and expenses
  (Note 3c)                                        36,000
Shareholder reports and
  notices                                         130,000
Miscellaneous                                      92,215
                                                 --------
    Total expenses                                              5,656,598
                                                           --------------
    Net investment income                                      18,847,360
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on security
  transactions                                                (12,688,130)
Net realized gain on options
  written                                                         132,826
Net realized gain on futures
  transactions                                                  3,789,704
Net unrealized appreciation on
  securities                                                   24,566,750
Net unrealized appreciation on
  options written                                                  93,370
Net unrealized appreciation on
  futures contracts                                               285,675
                                                           --------------
Net realized and unrealized
  gain on investments                                          16,180,195
                                                           --------------
Net increase in net assets
  resulting from operations                                $   35,027,555
                                                           --------------
                                                           --------------

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment income           $ 18,847,360               $   27,236,854
Net realized loss on security
  transactions                   (12,688,130)                 (17,045,982)
Net realized gain on options
  written                            132,826                           --
Net realized gain on futures
  transactions                     3,789,704                      178,429
Net unrealized appreciation
  (depreciation) on securities    24,566,750                  (35,503,425)
Net unrealized appreciation on
  options written                     93,370                           --
Net unrealized appreciation
  (depreciation) on futures
  contracts                          285,675                     (409,067)
                                 -----------               --------------
Net increase (decrease) in net
  assets resulting from
  operations                      35,027,555                  (25,543,191)
Dividends paid from net
  investment income
  Class A                           (980,833)                  (1,229,984)
  Class B                            (10,127)                          --
  Class C                        (17,838,344)                 (26,000,244)
Net decrease from Fund share
  transactions (Note 5)          (91,487,402)                (120,159,223)
                                 -----------               --------------
    Net decrease in net assets   (75,289,151)                (172,932,642)
NET ASSETS:
Beginning of year                380,294,658                  553,227,300
                                 -----------               --------------
End of year (including
  undistributed net investment
  income of $279,541 and
  $32,254, respectively)        $305,005,507               $  380,294,658
                                 ===========                =============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS U.S. GOVERNMENT FUND                                           51
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                U.S. TREASURY
                  OBLIGATIONS--0.9%
$    1,315,000  U.S. Treasury Bills,
                  5.39%-5.70%,
                  10/26/95-2/8/96*         $    1,302,022
     1,000,000  U.S. Treasury Bonds,
                  12.375%, 5/15/04              1,404,375
                                           --------------
                TOTAL U.S. TREASURY
                  OBLIGATIONS
                  (Cost $2,811,187)             2,706,397
                                           --------------
                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS--107.7%
                FEDERAL HOME LOAN BANK
                  (FHLB)--0.3%
     1,000,000  FHLB, Discount Notes,
                  5.63%, 10/30/95                 995,465
                                           --------------
                FEDERAL HOME LOAN
                  MORTGAGE CORP.
                  (FHLMC)--11.2%
     7,783,529  FHLMC, 30-Year Adjustable
                  Rate Mortgages, 6.025%,
                  4/01/24                       7,918,573
     5,000,000  FHLMC, REMIC 1303, Class
                  L, 8.25%, 6/15/22*            5,200,780
     6,458,000  FHLMC, REMIC 1411, Class
                  KA, 7.00%, 10/15/03*          6,583,925
     4,000,000  FHLMC, REMIC 162, Class
                  E, 7.00%, 2/15/20*            4,008,276
     8,444,266  FHLMC, REMIC 1660, Class
                  JA, Interest Only,
                  7/15/07                         944,652
    10,966,108  FHLMC, REMIC 1702, Class
                  ZA, 6.50%, 3/15/24            8,875,639
     3,996,573  FHLMC, REMIC 32, Class
                  PT, Interest Only,
                  2/25/19                         551,323
                                           --------------
                                               34,083,168
                                           --------------
                FEDERAL HOUSING
                  ADMINISTRATION
                  (FHA)--11.8%
     1,682,265  FHA, Section #220-221-D4,
                  Project USGI #190,
                  9.68%, 5/01/24                1,811,065
    12,641,541  FHA, Section #221-D4,
                  Project BNC #2, 7.316%,
                  11/01/19                     12,858,824
     8,312,826  FHA, Section #221-D4,
                  Project Citibank #99,
                  7.43%, 10/01/03               8,521,943
     4,842,229  FHA, Section #221-D4,
                  Project Merrill Lynch
                  #189, 7.43%, 4/1/23           4,970,093
     1,928,551  FHA, Section #221-D4,
                  Project USGI #2012,
                  7.43%, 9/01/23                1,971,039
     4,543,485  FHA, Section #241-F,
                  Participation
                  Certificate Jefferson
                  Township, 7.125%,
                  2/1/34                        4,427,058
     1,290,507  FHA, Section #221-D4,
                  Participation
                  Certificate Reilly
                  Dakota MD, 7.43%,
                  9/1/23                        1,328,215
                                           --------------
                                               35,888,237
                                           --------------
                FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION
                  (FNMA)--46.6%
    28,400,000  FNMA, Discount Notes,
                  5.59%-5.60%,
                  10/20/95-10/30/95            28,297,201
     2,859,948  FNMA, 30-Year Adjustable
                  Rate Mortgages, 6.429%,
                  8/1/28                        2,882,390
    32,577,230  FNMA, 30-Year Fixed Rate
                  Mortgages, 6.00%-8.50%,
                  11/1/03-9/1/24*              32,629,167
    10,000,000  FNMA, 7.00% **                  9,809,380

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------

$    6,571,933  FNMA, REMIC 91-134, Class
                  Z, 7.00%, 10/25/21       $    6,111,898
     4,219,969  FNMA, REMIC 91-18, Class
                  H, 8.75%, 1/25/07*            4,300,651
    15,000,000  FNMA, REMIC 92-138, Class
                  G, 7.50%, 8/25/22*           15,240,135
     2,591,623  FNMA, REMIC 92-31, Class
                  XZ, 8.00%, 6/25/22            2,695,311
     3,965,703  FNMA, REMIC 92-41, Class
                  ZC, 8.00%, 2/25/22            3,961,365
     5,812,111  FNMA, REMIC 92-73, Class
                  Z, 7.50%, 5/25/22             5,805,887
     2,720,370  FNMA, REMIC 93-137, Class
                  PV, Interest Only,
                  5/25/12                         156,911
    14,800,000  FNMA, REMIC 93-17, Class
                  EA, 6.15%, 10/25/07*         14,512,865
     6,700,000  FNMA, REMIC 93-17, Class
                  H, 7.50%, 5/25/05*            6,726,172
     5,306,118  FNMA, REMIC 94-11, Class
                  Z, 6.50%, 10/17/24            4,082,946
     5,037,565  FNMA, SMBS, Class K-1,
                  6.00% 11/1/08                 4,896,266
                                           --------------
                                              142,108,545
                                           --------------
                GOVERNMENT NATIONAL
                  MORTGAGE
                  ASSOCIATION
                  (GNMA)--33.6%
    75,457,958  GNMA, 30-Year Adjustable
                  Rate Mortgages,
                  5.50%-7.50%,
                  7/20/22-5/20/25*             76,736,859
    23,276,508  GNMA, 30-Year Fixed Rate
                  Mortgages,
                  9.00%-10.00%,
                  11/15/09-1/15/20             24,904,136
       101,894  GNMA, Graduated Payment
                  Mortgages, 11.25%,
                  12/20/15                        113,312
       803,921  GNMA, Mobile Home
                  Mortgages, 10.25%,
                  10/15/98-12/15/99               844,745
                                           --------------
                                              102,599,052
                                           --------------
                U.S. DEPARTMENT OF
                  VETERANS AFFAIRS--
                  4.2%
     6,231,000  Vendee Mortgage Trust,
                  REMIC 93-1, Class G,
                  7.00%, 2/15/00                6,271,891
   264,571,431  Vendee Mortgage Trust,
                  REMIC 93-2, Class IO,
                  Floating Rate, Interest
                  Only, 6/15/23                 6,614,286
                                           --------------
                                               12,886,177
                                           --------------
                TOTAL U.S. GOVERNMENT
                  AGENCY OBLIGATIONS
                  (Cost $320,748,310)         328,560,644
                                           --------------
MATURITY
AMOUNT
--------------
                REPURCHASE
                  AGREEMENT--0.3%
     1,000,475  Merrill Lynch Government
                  Securities, Inc.,
                  5.70%, dated 9/29/95,
                  due 10/02/95 (Cost
                  $1,000,000;
                  collateralized by
                  $955,000 U.S. Treasury
                  Notes, 8.50%, 5/15/97)        1,000,000
                                           --------------

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

52
PIMCO ADVISORS U.S. GOVERNMENT FUND

--------------------------------------------------------------------------------
                                           VALUE
CONTRACTS                                  (NOTE 2)
--------------                             --------------
                PURCHASED OTC CALL
                  OPTIONS--0.6%
           230  U.S. Treasury Note,
                  6.75%, 6/30/99,
                  expiring 11/21/95 @
                  $97.38                   $    1,142,640
           140  U.S. Treasury Note,
                  6.50%, 4/30/99,
                  expiring 11/20/95 @
                  $96.66                          691,180
                                           --------------
                TOTAL PURCHASED OTC CALL
                  OPTIONS
                  (Cost $1,410,312)             1,833,820
                                           --------------
                TOTAL SECURITIES OWNED
                  (Cost $325,969,809+)        334,100,861
                                           --------------
                OUTSTANDING PUT OPTIONS WRITTEN--(0.0%)
            58  U.S. Treasury 30 Year Bond Future
                  expiring 11/17/95 @ $106         (3,625)
            30  U.S. Treasury 30 Year Bond Future
                  expiring 12/16/95 @ $108         (4,687)
                                            --------------
                TOTAL OUTSTANDING PUT OPTIONS WRITTEN
                  (Premiums Received $101,682)     (8,312)
                                            --------------
                TOTAL INVESTMENTS, NET OF
                  OUTSTANDING OPTIONS
                  WRITTEN
                  (Cost $325,868,127) 109.5%    334,092,549
                OTHER ASSETS AND
                  LIABILITIES, NET     (9.5%)   (29,087,042)
                                      -------  --------------
                TOTAL NET ASSETS      100.0% $  305,005,507
                                      ======== ==============

        + The cost of investments for federal income tax purposes is $325,969,809. At September 30, 1995, net unrealized appreciation was $8,131,052. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $11,624,420 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $3,493,368.
        * Either all or a portion of these securities have been segregated with the custodian to cover futures contracts, written options on futures contracts, forward commitments and when-issued securities.
       **  Securities purchased on a to-be-announced basis.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS SHORT-INTERMEDIATE FUND                                        53
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $79,207,654) (Note
  2a)                                                      $   78,694,967
Foreign currency holdings, at
  value (Cost of $14,790)
  (Note 2b)                                                        14,790
Forward foreign currency
  contracts purchased (Cost of
  $1,000,005)                                                   1,001,535
Cash                                                            1,382,972
Variation margin on open
  futures contracts (Note 2d)                                      27,313
Interest receivable                                               928,627
Receivable for investments
  sold                                                          3,224,041
Receivable for Fund shares
  sold                                                            292,578
Receivable for forward foreign
  currency contracts sold
  (Notes 2e and 7)                                              4,128,458
Other assets                                                       18,209
                                                           --------------
    Total assets                                               89,713,490
LIABILITIES:
Payable for investments
  purchased                     $              11,142,558
Payable for forward foreign
  currency contracts purchased
  (Notes 2e and 7)                              1,000,005
Payable for Fund shares
  redeemed                                        310,643
Forward foreign currency
  contracts sold, at value
  (Cost of $4,128,458) (Notes
  2e and 7)                                     4,162,589
Outstanding options written,
  at value (premiums received
  $93,796) (Notes 2c and 6)                        31,821
Dividends payable                                  47,783
Accrued expenses:
  Investment advisory fee                          29,801
  Distribution fee                                 27,414
  Servicing fee                                    14,901
  Other                                            54,204
                                               ----------
    Total liabilities                                          16,821,719
                                                           --------------
NET ASSETS                                                 $   72,891,771
                                                           ==============
COMPOSITION OF NET ASSETS:
Capital                                                    $   79,839,305
Undistributed net investment
  income                                                          110,640
Accumulated net realized loss
  on investments                                               (6,592,002)
Net unrealized depreciation on
  securities                                                     (512,687)
Net unrealized depreciation on
  forward foreign currency
  contracts                                                       (32,601)
Net unrealized appreciation on
  options written                                                  61,975
Net unrealized appreciation on
  futures contracts (Note 2d)                                      17,141
                                                           --------------
    Total net assets                                       $   72,891,771
                                                           ==============

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value and redemption
  price per share ($6,342,816
   DIVIDED BY 659,157 shares)                          $9.62
Sales charge--3.00% of public
  offering price                                        0.30
                                                         ---
Maximum offering price                                 $9.92
                                                         ---
                                                         ---
CLASS B SHARES
Net asset value and offering
  price per share ($940,616
   DIVIDED BY 97,768 shares)                           $9.62
                                                         ---
                                                         ---
Redemption price per share                                *
                                                         ---
                                                         ---
CLASS C SHARES
Net asset value and offering
  price per share ($65,608,339
   DIVIDED BY 6,837,252 shares)                        $9.60
                                                         ---
                                                         ---
Redemption price per share                                *
                                                         ---
                                                         ---
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    5,466,061
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 382,196
Distribution fee (Class B)
  (Note 3b)                                         1,528
Distribution fee (Class C)
  (Note 3b)                                       350,213
Servicing fee (Class A) (Note
  3b)                                              15,482
Servicing fee (Class B) (Note
  3b)                                                 510
Servicing fee (Class C) (Note
  3b)                                             175,106
Transfer agent and custody
  fees                                             80,000
Professional fees                                  22,000
Trustees' fees and expenses
  (Note 3c)                                         3,000
Shareholder reports and
  notices                                           8,000
Miscellaneous                                      35,222
                                                  -------
    Total expenses                                              1,073,257
                                                           --------------
    Net investment income                                       4,392,804
                                                           --------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized loss on security
  transactions                                                 (1,523,700)
Net realized loss on forward
  foreign currency contracts                                      (22,135)
Net realized gain on options
  written                                                         105,276
Net realized gain on futures
  transactions                                                    217,491
Net unrealized appreciation on
  securities                                                    2,847,204
Net unrealized depreciation on
  forward foreign currency
  contracts                                                       (32,601)
Net unrealized appreciation on
  options written                                                  61,975
Net unrealized depreciation on
  futures contracts                                              (121,579)
                                                           --------------
Net realized and unrealized
  gain on investments                                           1,531,931
                                                           --------------
Net increase in net assets
  resulting from operations                                $    5,924,735
                                                           --------------
                                                           --------------

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                ----------                 --------------
OPERATIONS:
Net investment income           $  4,392,804               $    5,114,258
Net realized loss on security
  transactions                    (1,523,700)                  (4,036,896)
Net realized loss on forward
  foreign currency contracts         (48,556)                          --
Net realized gain on options
  written                            105,276                           --
Net realized gain on futures
  transactions                       217,491                      351,540
Net unrealized appreciation
  (depreciation) on securities     2,847,204                   (1,697,229)
Net unrealized depreciation on
  forward foreign currency
  contracts                           (6,180)                          --
Net unrealized appreciation on
  options written                     61,975                           --
Net unrealized appreciation
  (depreciation) on futures
  contracts                         (121,579)                     135,495
                                  ----------               --------------
Net increase (decrease) in net
  assets resulting from
  operations                       5,924,735                     (132,832)
Dividends paid from net
  investment income
  Class A                           (384,524)                    (333,151)
  Class B                            (10,689)
  Class C                         (4,027,560)                  (4,930,236)
Net decrease from Fund share
  transactions (Note 5)          (22,432,089)                 (31,808,527)
                                  ----------               --------------
    Net decrease in net assets   (20,930,127)                 (37,204,746)
NET ASSETS:
Beginning of year                 93,821,898                  131,026,644
                                  ----------               --------------
End of year (including
  undistributed net investment
  income of $110,640 and
  $58,803, respectively)        $ 72,891,771               $   93,821,898
                                  ==========                =============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

54
PIMCO ADVISORS SHORT-INTERMEDIATE FUND

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                SHORT-TERM NOTES--3.9%
$    1,500,000  Banco Nacional de
                  Comercio Exterior,
                  S.N.C., 10.663%,
                  11/14/95                 $    1,480,450
       700,000  General Electric Capital
                  Corp., 6.50%, 10/2/95           699,874
       200,000  National Rural Utilities
                  Cooperative Finance
                  Corp., 5.72%, 10/4/95*          199,905
       500,000  New South Wales Treasury
                  Corp., 5.67%, 11/20/95*         496,062
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $2,876,291)             2,876,291
                                           --------------
                U.S. TREASURY
                  OBLIGATIONS--0.3%
        10,000  U.S. Treasury Bills,
                  5.35%, 2/8/96*                    9,809
       180,000  U.S. Treasury Notes,
                  8.125%, 2/15/98*                188,888
                                           --------------
                TOTAL U.S. TREASURY
                  OBLIGATIONS
                  (Cost $198,132)                 198,697
                                           --------------
                U.S. GOVERNMENT AGENCY
                  OBLIGATIONS--59.4%
                FEDERAL HOME LOAN BANK
                  (FHLB)--4.1%
     3,000,000  FHLB, Floating Rate,
                  5.58%, 4/19/99*               3,001,890
                                           --------------
                FEDERAL HOME LOAN
                  MORTGAGE CORP.
                  (FHLMC)--20.1%
     4,469,208  FHLMC, Adjustable Rate
                  Mortgages,
                  6.077%-8.097%,
                  3/1/17-3/1/24*                4,583,448
     2,157,338  FHLMC, REMIC 1418, Class
                  G, 7.00%, 7/15/97*            2,173,106
     3,000,000  FHLMC, REMIC 1588, Class
                  PD, 5.40%, 8/15/14*           2,936,817
    18,187,938  FHLMC, REMIC 1689, Class
                  N, Interest Only,
                  4/15/19                       1,951,729
     3,000,000  FHLMC, REMIC 1699, Class
                  B, 5.65%, 11/15/19*           2,964,417
                                           --------------
                                               14,609,517
                                           --------------
                FEDERAL NATIONAL MORTGAGE
                  ASSOCIATION
                  (FNMA)--25.9%
       398,104  FNMA, 15-Year Fixed Rate
                  Mortgages, 7.00%,
                  4/1/02-9/1/04*                  400,812
     9,617,642  FNMA, Adjustable Rate
                  Mortgages,
                  6.282%-7.279%,
                  7/1/17-10/1/28*               9,775,129
       525,901  FNMA, REMIC 92-10, Class
                  GA, 7.75%, 9/25/96*             528,399
       250,000  FNMA, REMIC 92-138, Class
                  C, 6.00%, 12/25/18*             244,387
       799,976  FNMA, REMIC 92-21, Class
                  F, Floating Rate,
                  6.475%, 4/25/22*                806,399
     3,960,000  FNMA, REMIC 93-186, Class
                  D, 5.75%, 2/25/05*            3,887,884
     2,847,870  FNMA, SMBS, Class K-1,
                  6.00% 11/1/10*                2,767,990
     7,436,100  FNMA, SMBS, Class K-2,
                  Interest Only, 11/1/08          467,986
                                           --------------
                                               18,878,986
                                           --------------

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION
                  (GNMA)--9.3%
$    3,000,000  GNMA, 6.00% **             $    3,002,813
     3,772,157  GNMA, Adjustable Rate
                  Mortgages, 5.50%-6.50%,
                  1/20/22-7/20/25*              3,774,692
                                           --------------
                                                6,777,505
                                           --------------
                TOTAL U.S. GOVERNMENT
                  AGENCY OBLIGATIONS
                  (Cost $44,302,822)           43,267,898
                                           --------------
                CORPORATE BONDS AND
                  NOTES--33.1%
                FINANCIAL SERVICES--10.6%
     1,700,000  Capital One Bank, 6.25%,
                  7/11/96                       1,700,000
     2,000,000  Chrysler Financial Corp.,
                  7.93%, 2/3/97                 2,040,240
     1,000,000  Ford Motor Credit Corp.,
                  Medium-Term Note,
                  Floating Rate, 5.495%,
                  4/5/99                        1,002,690
     3,000,000  Salomon Inc., Medium-Term
                  Note, Floating Rate,
                  6.012%-6.94%,
                  3/15/96-10/21/96              3,003,472
                                           --------------
                                                7,746,402
                                           --------------
                MEDIA--2.8%
     2,000,000  Time Warner Inc.,
                  Floating Rate, 6.835%,
                  8/15/00                       2,003,500
                                           --------------
                METALS AND MINING--1.4%
     1,000,000  Noranda Inc., Floating
                  Rate, 6.75%, 8/18/00          1,011,875
                                           --------------
                PRIVATE ASSET BACKED:
                  MORTGAGES--11.8%
     2,375,054  Countrywide Mortgage
                  Backed Securities,
                  Inc., REMIC 94-C, Class
                  A2, 6.50%, 3/25/24*           2,362,512
     2,346,592  Fleet Mortgage Securities
                  Inc., REMIC 93-I, Class
                  C, 7.20%, 10/25/23*           2,322,047
     1,572,677  Prudential Home Mortgage
                  Securities, REMIC
                  93-63, Class A13,
                  6.75%, 1/25/24*               1,557,074
     1,638,036  Sears Mortgage Securities
                  Inc., REMIC 92-PR1,
                  Class A, Floating Rate,
                  7.591%, 10/25/22              1,647,250
       775,000  Uniprop, REMIC 93-1,
                  Class C, 8.43%,
                  12/15/25                        700,891
                                           --------------
                                                8,589,774
                                           --------------
                TRANSPORTATION: AIR--2.0%
     1,400,000  Delta Air Lines, Inc.,
                  8.50%, 3/15/02                1,484,602
                                           --------------
                UTILITIES: ELECTRIC--4.5%
     1,000,000  Cleveland Electric
                  Illuminating Co.,
                  8.17%, 11/30/98                 999,860
     2,300,000  System Energy Resources,
                  Inc., 6.12%, 10/1/95          2,300,000
                                           --------------
                                                3,299,860
                                           --------------
                TOTAL CORPORATE BONDS AND
                  NOTES
                  (Cost $23,919,727)           24,136,013
                                           --------------
                SOVEREIGN ISSUES--11.3%
     4,005,768  Deutschland Republic,
                  6.25%, 1/4/24                 3,448,962
     3,489,393  Government of Canada,
                  8.75%, 12/1/05                3,736,058
       938,898  Government of Finland,
                  9.50%, 3/15/04                1,031,048
                                           --------------
                TOTAL SOVEREIGN ISSUES
                  (Cost $7,910,682)             8,216,068
                                           --------------
                TOTAL SECURITIES OWNED
                  (Cost $79,207,654+)          78,694,967
                                           --------------


PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS SHORT-INTERMEDIATE FUND                                        55
--------------------------------------------------------------------------------

                                      VALUE
CONTRACTS                             (NOTE 2)
----------                            --------------
                OUTSTANDING PUT OPTIONS
                  WRITTEN--(0.1%)
            18  PIBOR Futures, expiring
                  December '95 @ FRF93.10  $      (16,496)
            39  Eurodollar Futures,
                  expiring December '95 @
                  $92                                (975)
            41  Eurodollar Futures,
                  expiring March '96 @
                  $94                             (14,350)
                                           --------------
                TOTAL OUTSTANDING PUT
                  OPTIONS WRITTEN
                  (Premiums Received
                  $93,796)                        (31,821)
                                           --------------

                TOTAL INVESTMENTS, NET OF
                  OUTSTANDING OPTIONS
                  WRITTEN
                  (Cost $79,113,858)  107.9%     78,663,146
                OTHER ASSETS AND
                  LIABILITIES, NET     (7.9%)    (5,771,375)
                                      -------  --------------
                TOTAL NET ASSETS      100.0% $   72,891,771
                                      =======  ==============

        + The cost of investments for federal income tax purposes is $79,207,654. At September 30, 1995, net unrealized depreciation was $512,687. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over tax cost of $943,216 and aggregate gross unrealized depreciation of all investments on which there was an excess of tax cost over market value of $1,455,903.

        * Either all or a portion of these securities have been segregated with the custodian to cover forward foreign currency contracts, futures contracts, written options or futures contracts and forward commitments.

       **  Securities purchased on a to-be-announced basis.

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

56
PIMCO ADVISORS MONEY MARKET FUND

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS:
Securities owned, at value
  (Cost of $81,590,999) (Note
  2a)                                                      $   81,590,999
Receivable for Fund shares
  sold                                                          2,881,177
Other assets                                                       16,601
                                                           --------------
    Total assets                                               84,488,777
LIABILITIES:
Payable for Fund shares
  redeemed                      $               1,250,699
Cash overdraft                                    139,368
Dividend payable                                   46,946
Accrued expenses:
  Investment advisory fee                           7,209
  Distribution fee                                     25
  Servicing fee                                     7,214
  Other                                            98,984
                                                 --------
    Total liabilities                                           1,550,445
                                                           --------------
NET ASSETS                                                 $   82,938,332
                                                           --------------
                                                           --------------
COMPOSITION OF NET ASSETS:
Capital                                                    $   82,938,332
                                                           --------------
    Total net assets                                       $   82,938,332
                                                           --------------
                                                           --------------

CALCULATION OF MAXIMUM OFFERING
  PRICE
CLASS A SHARES
Net asset value, offering price
  and redemption price per share
  ($13,552,754  DIVIDED BY
  13,552,754 shares)                                  $1.00
                                                  ---------
                                                  ---------
CLASS B SHARES
Net asset value and offering
  price per share ($21,322
   DIVIDED BY 21,322 shares)                          $1.00
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
CLASS C SHARES
Net asset value and offering
  price per share ($69,364,256
   DIVIDED BY 69,364,256 shares)                      $1.00
                                                  ---------
                                                  ---------
Redemption price per share                            *
                                                  ---------
                                                  ---------
------------------
* Varies by length of time shares are held (Note 3d)

STATEMENT OF OPERATIONS
For the Year Ended September 30, 1995

INVESTMENT INCOME:
Interest                                                   $    5,518,181
EXPENSES:
Investment advisory fee (Note
  3a)                           $                 146,684
Distribution fee (Class B)
  (Note 3b)                                            27
Servicing fee (Class A) (Note
  3b)                                              15,198
Servicing fee (Class B) (Note
  3b)                                                   9
Servicing fee (Class C) (Note
  3b)                                              92,222
Transfer agent and custody
  fees                                            135,999
Professional fees                                  29,000
Trustees's fees and expenses
  (Note 3c)                                         9,000
Shareholder reports and
  notices                                          31,000
Miscellaneous                                      32,495
                                                  -------
Total expenses before waiver
  of investment advisory fee                      491,634
Waived investment advisory fee
  (Note 3a)                                       (23,048)
                                                  -------
    Total expenses                                                468,586
                                                           --------------
    Net investment income                                  $    5,049,595
                                                           --------------
                                                           --------------

STATEMENT OF CHANGES IN NET ASSETS

                                        YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------
                                1995                       1994
                                -----------                --------------
OPERATIONS:
Net investment income           $  5,049,595               $    2,437,738
Dividends paid from net
  investment income
  Class A                           (731,116)                    (263,152)
  Class B                               (163)
  Class C                         (4,318,316)                  (2,174,586)
Net increase (decrease) from
  Fund share transactions
  (Note 5)                       (14,058,202)                  48,610,710
                                 -----------               --------------
    Net increase (decrease) in
      net assets                 (14,058,202)                  48,610,710
NET ASSETS:
Beginning of year                 96,996,534                   48,385,824
                                 -----------               --------------
End of year                     $ 82,938,332               $   96,996,534
                                 ===========                =============

PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

PIMCO ADVISORS MONEY MARKET FUND                                              57
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 1995

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------
                COMMERCIAL PAPER
                  GUARANTEED
                  BY LETTERS OF
                  CREDIT--2.7%
$    2,200,000  Matterhorn Capital Corp.,
                  5.71%,10/27/95,
                  guaranteed by Union
                  Bank of Switzerland
                (Cost $2,190,928)          $    2,190,928
                                           --------------
                SHORT-TERM NOTES--95.7%
     4,000,000  Abbey National North
                  America, 5.69%, 11/7/95       3,976,608
     3,000,000  Apreco Inc., 5.72%,
                  11/22/95                      2,975,213
     3,200,000  Bell Atlantic Network
                  Funding, 5.72%,
                  10/20/95                      3,190,340
     2,700,000  Canadian Wheat Board,
                  5.68%, 11/1/95                2,686,794
     4,000,000  Ciesco, L.P., 5.70%,
                  10/30/95                      3,981,633
     4,500,000  Cooperative Association
                  of Tractor Dealers,
                  Inc., 5.77%,10/25/95          4,482,690
     3,100,000  Corporate Asset Funding,
                  Co. Inc., 5.72%,
                  10/16/95                      3,092,612
     5,000,000  CSW Credit Inc., 5.72%,
                  10/24/95                      4,981,728
     4,000,000  Delaware Funding Corp.,
                  5.70%, 10/20/95               3,987,967
     4,800,000  General Electric Capital
                  Corp., 5.68%, 11/17/95        4,764,405
     2,700,000  Golden Managers
                  Acceptance Corp.,
                  5.76%, 10/4/95                2,698,704
     4,500,000  National Rural Utilities
                  Cooperative Finance
                  Corp., 5.68%, 10/30/95        4,479,410

PRINCIPAL                                  VALUE
AMOUNT                                     (NOTE 2)
--------------                             --------------

$    5,000,000  New South Wales Treasury
                  Corp., 5.71%, 10/12/95   $    4,991,276
     3,500,000  Pearson Inc., 5.72%,
                  10/10/95                      3,494,995
     3,400,000  Preferred Receivables
                  Funding Corp.,
                  5.73%-5.74%,
                  10/5/95-10/17/95              3,395,159
     5,000,000  Redland Finance Inc.,
                  5.74%, 10/25/95               4,980,867
     2,500,000  Sheffield Receivables
                  Corp., 5.70%, 11/6/95         2,485,750
     3,000,000  Siemens Corp., 5.70%,
                  10/13/95                      2,994,300
     3,000,000  Spiegel Funding Corp.,
                  5.73%, 11/8/95                2,981,855
     3,800,000  Supplier Managers
                  Acceptance Corp.,
                  5.77%, 10/18/95               3,789,646
     5,000,000  USL Capital Corp.,
                  5.70%-5.72%,
                  10/5/95-10/27/95              4,988,119
                                           --------------
                TOTAL SHORT-TERM NOTES
                  (Cost $79,400,071)           79,400,071
                                           --------------
                TOTAL INVESTMENTS
                  (Cost $81,590,999)  98.4%     81,590,999
                OTHER ASSETS AND
                  LIABILITIES, NET     1.6%      1,347,333
                                    -------  --------------
                TOTAL NET ASSETS     100.0% $   82,938,332
                                     =======   =============


PIMCO Advisors Funds                        SEE ACCOMPANYING NOTES

58
PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                                PIMCO ADVISORS EQUITY INCOME FUND
                                  ----------------------------------------------------------------------------------------------
                                   CLASS A     CLASS B     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C     CLASS A
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                     YEAR ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------------------------------------------
                                     1995      1995(2)       1995        1994        1994        1993        1993        1992
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                           $   12.50   $   12.55   $   12.47   $   12.88   $   12.85   $   10.57   $   10.56   $    9.92
                                       -----       -----       -----       -----       -----       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income                   0.36        0.11        0.27        0.34        0.24        0.33        0.25        0.34
Net Gains or Losses on
  Securities (both realized and
  unrealized)                           1.61        1.55        1.59       (0.17)      (0.16)       2.30        2.29        0.71
                                       -----       -----       -----       -----       -----       -----       -----       -----
Total From Investment Operations        1.97        1.66        1.86        0.17        0.08        2.63        2.54        1.05
                                       -----       -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                              (0.33)      (0.08)      (0.24)      (0.33)      (0.24)      (0.32)      (0.25)      (0.40)
Distributions (from capital
  gain)                                   --          --          --       (0.22)      (0.22)         --          --          --
                                       -----       -----       -----       -----       -----       -----       -----       -----
Total Distributions                    (0.33)      (0.08)      (0.24)      (0.55)      (0.46)      (0.32)      (0.25)      (0.40)
                                       -----       -----       -----       -----       -----       -----       -----       -----
Net Asset Value, End of Period     $   14.14   $   14.13   $   14.09   $   12.50   $   12.47   $   12.88   $   12.85   $   10.57
                                       =====       =====       =====       =====       =====       =====       =====       =====

TOTAL RETURN (without sales
  charge)                              16.1%       13.3%       15.2%        1.4%        0.7%       25.3%       24.4%       10.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                             $12,933      $1,760    $174,316     $14,942    $178,892      $6,328     $94,247      $2,593
Ratio of Expenses to Average Net
  Assets                                1.3%        2.1%*       2.1%        1.3%        2.0%        1.3%        2.1%        1.4%
Ratio of Net Investment Income
  to Average Net Assets                 2.9%        2.2%*       2.1%        2.7%        2.0%        2.9%        2.2%        3.3%
Portfolio Turnover Rate               176.9%      176.9%      176.9%      174.9%      174.9%      167.9%      167.9%      149.0%


                                   CLASS C     CLASS A     CLASS C
                                  ----------  ----------  ----------

                                     1992      1991(1)       1991
                                  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                           $    9.91   $    8.38   $    8.16
                                       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income                   0.29        0.28        0.36
Net Gains or Losses on
  Securities (both realized and
  unrealized)                           0.68        1.54        1.75
                                       -----       -----       -----
Total From Investment Operations        0.97        1.82        2.11
                                       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                              (0.32)      (0.28)      (0.36)
Distributions (from capital
  gain)                                   --          --          --
                                       -----       -----       -----
Total Distributions                    (0.32)      (0.28)      (0.36)
                                       -----       -----       -----
Net Asset Value, End of Period     $   10.56   $    9.92   $    9.91
                                       =====       =====       =====
TOTAL RETURN (without sales
  charge)                               9.9%       34.8%       26.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                             $45,101         $15     $22,651
Ratio of Expenses to Average Net
  Assets                                2.1%        1.6%*       2.2%
Ratio of Net Investment Income
  to Average Net Assets                 2.7%        4.4%*       4.2%
Portfolio Turnover Rate               149.0%      142.7%      142.7%

------------------

(1) The distribution of Class A shares commenced on February 1, 1991.

(2) The distribution of Class B shares commenced on May 22, 1995.

 * Annualized

                                                                                              PIMCO ADVISORS VALUE FUND
                                                                                          ----------------------------------
                                                                                           CLASS A     CLASS B     CLASS C
                                                                                          ----------  ----------  ----------
                                                                                              PERIOD ENDED SEPTEMBER 30,
                                                                                          ----------------------------------
                                                                                           1995(3)     1995(3)     1995(3)
                                                                                          ----------  ----------  ----------
Net Asset Value, Beginning of Period                                                       $   10.00   $   10.00   $   10.00
                                                                                               -----       -----       -----
Income From Investment Operations:
Net Investment Income                                                                           0.07        0.05        0.05
Net Gains or Losses on Securities (both realized and unrealized)                                0.68        0.68        0.68
                                                                                               -----       -----       -----
Total From Investment Operations                                                                0.75        0.73        0.73
                                                                                               -----       -----       -----
Less Distributions:
Dividends (from net investment income)                                                         (0.06)      (0.04)      (0.04)
Distributions (from capital gain)                                                                 --          --          --
Return of capital distribution                                                                 (0.01)      (0.01)      (0.01)
                                                                                               -----       -----       -----
Total Distributions                                                                            (0.07)      (0.05)      (0.05)
                                                                                               -----       -----       -----
Net Asset Value, End of Period                                                             $   10.68   $   10.68   $   10.68
                                                                                               =====       =====       =====

TOTAL RETURN (without sales charge)                                                             7.5%        7.3%        7.3%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                                                       $   2,492   $   3,975   $   6,643
Ratio of Expenses to Average Net Assets                                                         1.3%*       2.1%*       2.0%*
Ratio of Net Investment Income to Average Net Assets                                            2.7%*       1.9%*       1.9%*
Portfolio Turnover Rate                                                                         0.5%        0.5%        0.5%

------------------

(3) The fund commenced operations on June 27, 1995.

 * Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

PIMCO ADVISORS FUNDS                                                          59
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                                    PIMCO ADVISORS GROWTH FUND
                                --------------------------------------------------------------------------------------------------
                                 CLASS A     CLASS B     CLASS C     CLASS A      CLASS C      CLASS A      CLASS C      CLASS A
                                ----------  ----------  ----------  ----------  ------------  ----------  ------------  ----------
                                                                     YEAR ENDED SEPTEMBER 30,
                                --------------------------------------------------------------------------------------------------
                                   1995      1995(5)       1995        1994         1994         1993         1993         1992
                                ----------  ----------  ----------  ----------  ------------  ----------  ------------  ----------
Net Asset Value, Beginning of
  Period                         $   22.01   $   22.63   $   21.52   $   23.64     $   23.32   $   20.76     $   20.64   $   20.63
                                     -----  ----------  ----------       -----         -----       -----         -----       -----
Income From Investment
  Operations:
Net Investment Income (Loss)          0.12      (0.03)      (0.04)        0.12         (0.04)       0.09         (0.07)       0.14
Net Gains or Losses on
  Securities (both realized
  and unrealized)                     4.79        2.34        4.65        0.12          0.11        3.53          3.49        1.38
                                     -----  ----------  ----------       -----         -----       -----         -----       -----
Total From Investment
  Operations                          4.91        2.31        4.61        0.24          0.07        3.62          3.42        1.52
                                     -----  ----------  ----------       -----         -----       -----         -----       -----
Less Distributions:
Dividends (from net investment
  income)                               --          --          --          --            --          --            --       (0.14)
Distributions (from capital
  gain)                              (1.19)         --      (1.19)       (1.87)        (1.87)      (0.74)        (0.74)      (1.25)
                                     -----  ----------  ----------       -----         -----       -----         -----       -----
Total Distributions                  (1.19)         --      (1.19)       (1.87)        (1.87)      (0.74)        (0.74)      (1.39)
                                     -----  ----------  ----------       -----         -----       -----         -----       -----
Net Asset Value, End of Period   $   25.73   $   24.94   $   24.94   $   22.01     $   21.52   $   23.64     $   23.32   $   20.76
                                     =====  ==========  ==========       =====         =====       =====         =====       =====
TOTAL RETURN (without sales
  charge)                            23.7%       10.2%       22.8%        1.3%          0.5%       17.7%         16.9%        7.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                          $134,819      $7,671  $1,290,152    $107,269    $1,085,427     $97,509    $1,077,490     $71,209
Ratio of Expenses to Average
  Net Assets                          1.1%       1.9%*        1.9%        1.1%          1.9%        1.1%          1.9%        1.1%
Ratio of Net Investment Income
  to Average Net Assets               0.5%     (0.4)%*      (0.2)%        0.6%        (0.2)%        0.4%        (0.3)%        0.7%
Portfolio Turnover Rate             110.6%      110.6%      110.6%      115.3%        115.3%      109.9%        109.9%       92.3%

                                 CLASS C     CLASS A     CLASS C
                                ----------  ----------  ----------
                                   1992      1991(4)       1991
                                ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                         $   20.54   $   16.99   $   16.93
                                     -----       -----       -----
Income From Investment
  Operations:
Net Investment Income (Loss)         (0.01)       0.21        0.12
Net Gains or Losses on
  Securities (both realized
  and unrealized)                     1.37        5.28        5.32
                                     -----       -----       -----
Total From Investment
  Operations                          1.36        5.49        5.44
                                     -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                            (0.01)      (0.19)      (0.17)
Distributions (from capital
  gain)                              (1.25)      (1.66)      (1.66)
                                     -----       -----       -----
Total Distributions                  (1.26)      (1.85)      (1.83)
                                     -----       -----       -----
Net Asset Value, End of Period   $   20.64   $   20.63   $   20.54
                                     =====       =====       =====
TOTAL RETURN (without sales
  charge)                             6.9%       38.6%       35.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                          $853,121     $17,064    $564,398
Ratio of Expenses to Average
  Net Assets                          1.9%        1.2%*       1.8%
Ratio of Net Investment Income
  to Average Net Assets             (0.1)%        0.9%*       0.6%
Portfolio Turnover Rate              92.3%       95.3%       95.3%

------------------

(4) The distribution of Class A shares commenced on October 26, 1990.

(5) The distribution of Class B shares commenced on May 23, 1995.

 * Annualized

                                                                                   PIMCO ADVISORS TARGET FUND
                                                             ----------------------------------------------------------------------
                                                              CLASS A     CLASS B     CLASS C     CLASS A     CLASS C     CLASS A
                                                             ----------  ----------  ----------  ----------  ----------  ----------
                                                                                                                           PERIOD
                                                                                                                           ENDED
                                                                                                                         SEPTEMBER
                                                                              YEAR ENDED SEPTEMBER 30,                      30,
                                                             ----------------------------------------------------------  ----------
                                                                1995      1995(7)       1995        1994        1994      1993(6)
                                                             ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period                             $13.13      $13.93      $12.95      $12.72      $12.65      $10.00
                                                                  -----       -----       -----       -----       -----       -----
Income From Investment Operations:
Net Investment Loss                                               (0.02)      (0.05)      (0.12)      (0.04)      (0.14)      (0.02)
Net Gains or Losses on Securities (both realized and
  unrealized)                                                      3.45        2.18        3.38        0.57        0.56        2.74
                                                                  -----       -----       -----       -----       -----       -----
Total From Investment Operations                                   3.43        2.13        3.26        0.53        0.42        2.72
                                                                  -----       -----       -----       -----       -----       -----
Less Distributions:
Dividends (from net investment income)                               --          --          --          --          --          --
Distributions (from capital gain)                                 (0.16)         --       (0.16)      (0.12)      (0.12)         --
                                                                  -----       -----       -----       -----       -----       -----
Total Distributions                                               (0.16)         --       (0.16)      (0.12)      (0.12)         --
                                                                  -----       -----       -----       -----       -----       -----
Net Asset Value, End of Period                                   $16.40      $16.06      $16.05      $13.13      $12.95      $12.72
                                                                  =====       =====       =====       =====       =====       =====
TOTAL RETURN (without sales charge)                               26.5%       15.3%       25.6%        4.2%        3.4%       27.2%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                           $121,915      $7,554    $780,355     $90,527    $556,043     $48,787
Ratio of Expenses to Average Net Assets                            1.2%        2.0%*       2.0%        1.2%        2.0%        1.3%*
Ratio of Net Investment Income to Average Net Assets             (0.1)%      (0.9)%*     (0.9)%      (0.3)%      (1.1)%      (0.3)%*
Portfolio Turnover Rate                                          128.3%      128.3%      128.3%      103.5%      103.5%       76.0%


                                                              CLASS C
                                                             ----------

                                                              1993(6)
                                                             ----------
Net Asset Value, Beginning of Period                             $10.00
                                                                  -----
Income From Investment Operations:
Net Investment Loss                                               (0.09)
Net Gains or Losses on Securities (both realized and
  unrealized)                                                      2.74
                                                                  -----
Total From Investment Operations                                   2.65
                                                                  -----
Less Distributions:
Dividends (from net investment income)                               --
Distributions (from capital gain)                                    --
                                                                  -----
Total Distributions                                                  --
                                                                  -----
Net Asset Value, End of Period                                   $12.65
                                                                  =====
TOTAL RETURN (without sales charge)                               26.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                           $298,238
Ratio of Expenses to Average Net Assets                            2.0%*
Ratio of Net Investment Income to Average Net Assets             (1.0)%*
Portfolio Turnover Rate                                           76.0%

------------------

(6) The fund commenced operations on December 17, 1992.

(7) The distribution of Class B shares commenced on May 22, 1995.

 * Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

60
PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                                                            PIMCO ADVISORS DISCOVERY FUND
                                                                                          ----------------------------------
                                                                                           CLASS A     CLASS B     CLASS C
                                                                                          ----------  ----------  ----------
                                                                                              PERIOD ENDED SEPTEMBER 30,
                                                                                          ----------------------------------
                                                                                           1995(8)     1995(8)     1995(8)
                                                                                          ----------  ----------  ----------
Net Asset Value, Beginning of Period                                                       $   10.00   $   10.00   $   10.00
                                                                                               -----       -----       -----
Income From Investment Operations:
Net Investment Income (Loss)                                                                    0.01       (0.01)      (0.01)
Net Gains or Losses on Securities (both realized and unrealized)                                0.88        0.87        0.87
                                                                                               -----       -----       -----
Total From Investment Operations                                                                0.89        0.86        0.86
                                                                                               -----       -----       -----
Less Distributions:
Dividends (from net investment income)                                                            --          --          --
Distributions (from capital gain)                                                                 --          --          --
                                                                                               -----       -----       -----
Total Distributions                                                                               --          --          --
                                                                                               -----       -----       -----
Net Asset Value, End of Period                                                             $   10.89   $   10.86   $   10.86
                                                                                               =====       =====       =====
TOTAL RETURN (without sales charge)                                                             8.9%        8.6%        8.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                                                          $7,658     $10,832     $20,260
Ratio of Expenses to Average Net Assets                                                         1.3%*       2.0%*       2.0%*
Ratio of Net Investment Income to Average Net Assets                                            0.2%*     (0.5)%*     (0.5)%*
Portfolio Turnover Rate                                                                        34.9%       34.9%       34.9%

------------------

(8) The fund commenced operations on June 27, 1995.

 * Annualized

                                                                  PIMCO ADVISORS OPPORTUNITY FUND
                                         ----------------------------------------------------------------------------------
                                          CLASS A     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C     CLASS A
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                      YEAR ENDED SEPTEMBER 30,
                                         ----------------------------------------------------------------------------------
                                            1995        1995        1994        1994        1993        1993        1992
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Period         $28.87      $28.04      $33.43      $32.77      $19.84      $19.60      $17.95
                                              -----       -----       -----       -----       -----       -----       -----
Income From Investment Operations:
Net Investment Loss                           (0.11)      (0.34)      (0.17)      (0.38)      (0.15)      (0.34)      (0.04)
Net Gains or Losses on Securities (both
  realized and unrealized)                    11.19       10.81       (2.02)      (1.98)      14.00       13.77        3.61
                                              -----       -----       -----       -----       -----       -----       -----
Total From Investment Operations              11.08       10.47       (2.19)      (2.36)      13.85       13.43        3.57
                                              -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Dividends (from net investment income)           --          --          --          --          --          --          --
Distributions (from capital gain)             (0.87)      (0.87)      (2.26)      (2.26)      (0.26)      (0.26)      (1.68)
Return of capital distribution                   --          --        (.11)       (.11)         --          --          --
                                              -----       -----       -----       -----       -----       -----       -----
Total Distributions                           (0.87)      (0.87)      (2.37)      (2.37)      (0.26)      (0.26)      (1.68)
                                              -----       -----       -----       -----       -----       -----       -----
Net Asset Value, End of Period               $39.08      $37.64      $28.87      $28.04      $33.43      $32.77      $19.84
                                               =====       =====       =====       =====       =====       =====       =====
TOTAL RETURN (without sales charge)           39.7%       38.6%      (6.7)%      (7.4)%       70.4%       69.1%       21.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)       $120,830    $715,191     $95,261    $553,460    $106,666    $618,193     $22,454
Ratio of Expenses to Average Net Assets        1.2%        1.9%        1.1%        1.9%        1.2%        2.0%        1.3%
Ratio of Net Investment Income to
  Average Net Assets                         (0.4)%      (1.1)%      (0.6)%      (1.4)%      (0.6)%      (1.3)%      (0.2)%
Portfolio Turnover Rate                      101.6%      101.6%       78.4%       78.4%      105.4%      105.4%       93.8%


                                          CLASS C     CLASS A     CLASS C
                                         ----------  ----------  ----------

                                            1992      1991(9)       1991
                                         ----------  ----------  ----------
Net Asset Value, Beginning of Period         $17.87      $11.78      $11.93
                                              -----       -----       -----
Income From Investment Operations:
Net Investment Loss                           (0.18)      (0.03)      (0.11)
Net Gains or Losses on Securities (both
  realized and unrealized)                     3.59        6.20        6.42
                                              -----       -----       -----
Total From Investment Operations               3.41        6.17        6.31
                                              -----       -----       -----
Less Distributions:
Dividends (from net investment income)           --          --          --
Distributions (from capital gain)             (1.68)         --       (0.37)
Return of capital distribution                   --          --          --
                                              -----       -----       -----
Total Distributions                           (1.68)         --       (0.37)
                                              -----       -----       -----
Net Asset Value, End of Period               $19.60      $17.95      $17.87
                                              =====       =====       =====
TOTAL RETURN (without sales charge)           20.8%       70.9%       54.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)       $179,081      $1,623     $58,656
Ratio of Expenses to Average Net Assets        2.0%        1.4%*       2.0%
Ratio of Net Investment Income to
  Average Net Assets                         (1.0)%      (0.5)%*     (0.8)%
Portfolio Turnover Rate                       93.8%      144.6%      144.6%

------------------

(9) The distribution of Class A shares commenced on December 17, 1990.

 * Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

PIMCO ADVISORS FUND                                                           61
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                                                PIMCO ADVISORS INNOVATION FUND
                                                                      ---------------------------------------------------
                                                                          CLASS A           CLASS B           CLASS C
                                                                          -------         -----------         -------
                                                                                  PERIOD ENDED SEPTEMBER 30,
                                                                      ---------------------------------------------------
                                                                         1995(10)          1995(11)          1995(10)
                                                                          -------         -----------         -------
Net Asset Value, Beginning of Period                                         $  10.00     $  11.81        $   10.00
                                                                                -----        -----            -----
Income From Investment Operations:
Net Investment Loss                                                             (0.06)(12)    (0.08)          (0.13)(12)
Net Gains or Losses on Securities (both realized and unrealized)                 4.80         2.93             4.78
                                                                                -----        -----            -----
Total From Investment Operations                                                 4.74         2.85             4.65
                                                                                -----        -----            -----
Less Distributions:
Dividends (from net investment income)                                             --           --               --
Distributions (from capital gain)                                                  --           --               --
                                                                                -----        -----            -----
Total Distributions                                                                --           --               --
                                                                                -----        -----            -----
Net Asset Value, End of Period                                               $  14.74     $  14.66        $   14.65
                                                                                =====        =====            ======
TOTAL RETURN (without sales charge)                                             47.4%        24.1%            46.5%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                                         $28,239       $6,509          $63,952
Ratio of Expenses to Average Net Assets                                          1.4%*        2.3%*            2.2%*
Ratio of Net Investment Income to Average Net Assets                           (0.6)%*      (1.7)%*          (1.4)%*
Portfolio Turnover Rate                                                         86.1%        86.1%            86.1%

------------------

(10) The fund commenced operations on December 22, 1994.

(11) The distribution of Class B shares commenced on May 22, 1995.

(12) Reflecting voluntary waiver of investment advisory fee of $4,666 (.00 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

 * Annualized

                                                                PIMCO ADVISORS INTERNATIONAL FUND
                                  ----------------------------------------------------------------------------------------------
                                   CLASS A     CLASS B     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C     CLASS A
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                     YEAR ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------------------------------------------
                                     1995      1995(14)      1995        1994        1994        1993        1993        1992
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                           $   12.92   $   11.30   $   12.56   $   12.17   $   11.92   $   10.04   $    9.92   $   10.54
                                       -----       -----       -----       -----       -----       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income (Loss)            0.07        0.00       (0.02)       0.04       (0.06)       0.07       (0.01)       0.05
Net Gains or Losses on
  Securities (both realized and
  unrealized)                          (0.56)       0.45       (0.55)       0.94        0.93        2.80        2.75       (0.37)
                                       -----       -----       -----       -----       -----       -----       -----       -----
Total From Investment Operations       (0.49)       0.45       (0.57)       0.98        0.87        2.87        2.74       (0.32)
                                       -----       -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                                 --          --          --          --          --          --          --          --
Distributions (from capital
  gain)                                (0.24)         --       (0.24)      (0.23)      (0.23)      (0.74)      (0.74)      (0.18)
                                       -----       -----       -----       -----       -----       -----       -----       -----
Total Distributions                    (0.24)         --       (0.24)      (0.23)      (0.23)      (0.74)      (0.74)      (0.18)
                                       -----       -----       -----       -----       -----       -----       -----       -----
Net Asset Value, End of Period     $   12.19   $   11.75   $   11.75   $   12.92   $   12.56   $   12.17   $   11.92   $   10.04
                                       =====       =====       =====       =====       =====       =====       =====       =====
TOTAL RETURN (without sales
  charge)                             (3.7)%        4.0%      (4.5)%        8.2%        7.4%       30.4%       29.4%      (3.1)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                             $17,951        $503    $215,349     $23,289    $294,492     $11,992    $147,194        $471
Ratio of Expenses to Average Net
  Assets                                1.5%        2.3%*       2.2%        1.4%        2.2%        1.4%        2.2%        1.9%
Ratio of Net Investment Income
  to Average Net Assets                 0.6%      (0.1)%*     (0.2)%        0.3%      (0.5)%        0.6%      (0.1)%        0.5%
Portfolio Turnover Rate               169.8%      169.8%      169.8%       55.1%       55.1%       67.6%       67.6%      159.6%


                                   CLASS C     CLASS A     CLASS C
                                  ----------  ----------  ----------

                                     1992      1991(13)      1991
                                  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                           $   10.49   $    9.48   $   10.04
                                       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income (Loss)           (0.06)       0.02       (0.08)
Net Gains or Losses on
  Securities (both realized and
  unrealized)                          (0.33)       1.04        1.76
                                       -----       -----       -----
Total From Investment Operations       (0.39)       1.06        1.68
                                       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                                 --          --          --
Distributions (from capital
  gain)                                (0.18)         --       (1.23)
                                       -----       -----       -----
Total Distributions                    (0.18)         --       (1.23)
                                       -----       -----       -----
Net Asset Value, End of Period     $    9.92   $   10.54   $   10.49
                                       =====       =====       =====
TOTAL RETURN (without sales
  charge)                             (3.8)%       17.3%       18.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                             $28,299         $22     $33,594
Ratio of Expenses to Average Net
  Assets                                2.6%        1.9%*       2.6%
Ratio of Net Investment Income
  to Average Net Assets               (0.6)%        0.7%*     (0.2)%
Portfolio Turnover Rate               159.6%      107.1%      107.1%

------------------

(13) The distribution of Class A shares commenced on February 1, 1991.

(14) The distribution of Class B shares commenced on May 22, 1995.

 * Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

62
PIMCO ADVISORS FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                               PIMCO ADVISORS PRECIOUS METALS FUND
                                  ----------------------------------------------------------------------------------------------
                                   CLASS A     CLASS B     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C     CLASS A
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
                                                                     YEAR ENDED SEPTEMBER 30,
                                  ----------------------------------------------------------------------------------------------
                                     1995      1995(16)      1995        1994        1994        1993        1993        1992
                                  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                              $14.14      $11.61      $13.75      $10.32      $10.11       $7.54       $7.44       $7.51
                                       -----       -----       -----       -----       -----       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income (Loss)            0.07       (0.01)      (0.02)       0.08       (0.02)       0.06       (0.02)      (0.01)
Net Gains or Losses on
  Securities (both realized and
  unrealized)                          (1.88)       0.30       (1.83)       3.74        3.66        2.72        2.69        0.04
                                       -----       -----       -----       -----       -----       -----       -----       -----
Total From Investment Operations       (1.81)       0.29       (1.85)       3.82        3.64        2.78        2.67        0.03
                                       -----       -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                                 --          --          --          --          --          --          --          --
Distributions (from capital
  gain)                                   --          --          --          --          --          --          --          --
                                       -----       -----       -----       -----       -----       -----       -----       -----
Total Distributions                       --          --          --          --          --          --          --          --
                                       -----       -----       -----       -----       -----       -----       -----       -----
Net Asset Value, End of Period        $12.33      $11.90      $11.90      $14.14      $13.75      $10.32      $10.11       $7.54
                                       =====       =====       =====       =====       =====       =====       =====       =====

TOTAL RETURN (without sales
  charge)                            (12.8)%        2.5%     (13.5)%       37.0%       36.0%       36.9%       35.9%        0.4%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                              $7,670        $251     $42,341     $11,229     $62,825      $3,425     $23,884        $668
Ratio of Expenses to Average Net
  Assets                                1.4%        2.2%*       2.2%        1.3%        2.1%        1.4%        2.2%        1.9%
Ratio of Net Investment Income
  (loss) to Average Net Assets          0.6%      (0.2)%*     (0.2)%        0.6%      (0.2)%        0.6%      (0.2)%      (0.1)%
Portfolio Turnover Rate                 8.7%        8.7%        8.7%       11.0%       11.0%       10.0%       10.0%       29.6%


                                   CLASS C     CLASS A     CLASS C
                                  ----------  ----------  ----------

                                     1992      1991(15)      1991
                                  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                               $7.46       $7.19       $9.40
                                       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income (Loss)           (0.06)      (0.07)      (0.05)
Net Gains or Losses on
  Securities (both realized and
  unrealized)                           0.04        0.39       (1.89)
                                       -----       -----       -----
Total From Investment Operations       (0.02)       0.32       (1.94)
                                       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                                 --          --          --
Distributions (from capital
  gain)                                   --          --          --
                                       -----       -----       -----
Total Distributions                       --          --          --
                                       -----       -----       -----
Net Asset Value, End of Period         $7.44       $7.51       $7.46
                                       =====       =====       =====
TOTAL RETURN (without sales
  charge)                             (0.3)%        6.8%     (20.6)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                              $6,633        $514      $6,995
Ratio of Expenses to Average Net
  Assets                                2.6%        2.1%*       2.4%
Ratio of Net Investment Income
  (loss) to Average Net Assets        (0.8)%      (1.4)%*     (0.8)%
Portfolio Turnover Rate                29.6%       19.4%       19.4%

------------------

(15) The distribution of Class A shares commenced on February 1, 1991.

(16) The distribution of Class B shares commenced on June 15, 1995.

  * Annualized

                                                               PIMCO ADVISORS HIGH INCOME FUND
                                   ----------------------------------------------------------------------------------------
                                     CLASS A      CLASS B      CLASS C      CLASS A     CLASS C      CLASS A      CLASS C
                                   -----------  -----------  -----------  -----------  ----------  -----------  -----------
                                                                   YEAR ENDED SEPTEMBER 30,
                                   ----------------------------------------------------------------------------------------
                                      1995       1995(18)       1995         1994         1994        1993         1993
                                   -----------  -----------  -----------  -----------  ----------  -----------  -----------
Net Asset Value, Beginning of
  Period                                $7.56        $7.75        $7.51        $8.78        $8.75       $8.68        $8.65
                                        -----        -----        -----        -----   ----------       -----        -----
Income From Investment
  Operations:
Net Investment Income                    0.65         0.22         0.58         0.68         0.62        0.75         0.68
Net Gains or Losses on Securities
  (both realized and unrealized)         0.39         0.16         0.39        (1.23 )     (1.26)        0.10         0.10
                                        -----        -----        -----        -----   ----------       -----        -----
Total From Investment Operations         1.04         0.38         0.97        (0.55 )     (0.64)        0.85         0.78
                                        -----        -----        -----        -----   ----------       -----        -----
Less Distributions:
Dividends (from net investment
  income)                               (0.66)       (0.21)       (0.60)       (0.67)      (0.60)       (0.75)       (0.68)
Distributions (from capital gain)          --           --           --           --           --          --           --
                                        -----        -----        -----        -----   ----------       -----        -----
Total Distributions                     (0.66)       (0.21)       (0.60)       (0.67)      (0.60)       (0.75)       (0.68)
                                        -----        -----        -----        -----   ----------       -----        -----
Net Asset Value, End of Period          $7.94        $7.92        $7.88        $7.56        $7.51       $8.78        $8.75
                                        =====        =====        =====        =====   =========        =====        =====

TOTAL RETURN (without sales
  charge)                               14.5%         4.9%        13.5%       (6.5)%       (7.5)%       10.3%         9.5%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                               $7,791       $4,552     $157,507       $4,336     $179,274      $5,675     $255,266
Ratio of Expenses to Average Net
  Assets                                 1.1%         1.9%*        1.9%         1.1%         1.9%        1.2%         2.0%
Ratio of Net Investment Income to
  Average Net Assets                     8.5%         7.8%*        7.7%         8.4%         7.7%        8.7%         8.0%
Portfolio Turnover Rate                162.5%       162.5%       162.5%       133.9%       133.9%      124.1%       124.1%

                                     CLASS A      CLASS C      CLASS A      CLASS C
                                   -----------  -----------  -----------  -----------

                                      1992         1992       1991(17)       1991
                                   -----------  -----------  -----------  -----------
Net Asset Value, Beginning of
  Period                                $8.36        $8.36        $8.56        $8.55
                                        -----        -----        -----        -----
Income From Investment
  Operations:
Net Investment Income                    0.79         0.74         0.57         0.85
Net Gains or Losses on Securities
  (both realized and unrealized)         0.29         0.25        (0.14 )      (0.17)
                                        -----        -----        -----        -----
Total From Investment Operations         1.08         0.99         0.43         0.68
                                        -----        -----        -----        -----
Less Distributions:
Dividends (from net investment
  income)                               (0.76 )      (0.70 )      (0.63 )      (0.87 )
Distributions (from capital gain)          --           --           --           --
                                        -----        -----        -----        -----
Total Distributions                     (0.76 )      (0.70 )      (0.63 )      (0.87 )
                                        -----        -----        -----        -----
Net Asset Value, End of Period          $8.68        $8.65        $8.36        $8.36
                                        =====        =====        =====        =====
TOTAL RETURN (without sales
  charge)                               13.5%        12.4%         8.2%         8.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                               $4,257     $242,160       $1,456     $270,622
Ratio of Expenses to Average Net
  Assets                                 1.2%         1.9%         1.2%*        1.9%
Ratio of Net Investment Income to
  Average Net Assets                     9.3%         8.7%        10.5%*       10.1%
Portfolio Turnover Rate                162.8%       162.8%       124.0%       124.0%

------------------

(17) The distribution of Class A shares commenced on February 6, 1991.

(18) The distribution of Class B shares commenced on May 22, 1995.

  * Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

PIMCO ADVISORS FUND                                                           63
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                                                                    PIMCO ADVISORS
                                                                                               TOTAL RETURN INCOME FUND
                                                                                          ----------------------------------
                                                                                           CLASS A     CLASS B     CLASS C
                                                                                          ----------  ----------  ----------

                                                                                              PERIOD ENDED SEPTEMBER 30,
                                                                                          ----------------------------------
                                                                                           1995(19)    1995(20)    1995(19)
                                                                                          ----------  ----------  ----------
Net Asset Value, Beginning of Period                                                       $   10.00   $   10.48   $   10.00
                                                                                               -----       -----       -----
Income From Investment Operations:
Net Investment Income                                                                           0.41        0.16        0.35
Net Gains or Losses on Securities (both realized and unrealized)                                0.68        0.24        0.69
                                                                                               -----       -----       -----
Total From Investment Operations                                                                1.09        0.40        1.04
                                                                                               -----       -----       -----
Less Distributions:
Dividends (from net investment income)                                                         (0.39)      (0.15)      (0.34)
Distributions (from capital gain)                                                                 --          --          --
                                                                                               -----       -----       -----
Total Distributions                                                                            (0.39)      (0.15)      (0.34)
                                                                                               -----       -----       -----
Net Asset Value, End of Period                                                             $   10.70   $   10.73   $   10.70
                                                                                               =====       =====       =====
TOTAL RETURN (without sales charge)                                                            11.1%        3.8%       10.5%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)                                                         $37,714      $8,805     $45,631
Ratio of Expenses to Average Net Assets                                                         1.2%*       2.0%*       2.0%*
Ratio of Net Investment Income to Average Net Assets                                            5.1%*       4.2%*       4.3%*
Portfolio Turnover Rate                                                                        98.0%       98.0%       98.0%

==================

(19) The fund commenced operations on December 22, 1994.

(20) The distribution of Class B shares commenced on May 22, 1995.

 * Annualized

                                                                   PIMCO ADVISORS TAX EXEMPT FUND
                                   ----------------------------------------------------------------------------------------------
                                    CLASS A     CLASS B     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C     CLASS A
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------

                                                                      YEAR ENDED SEPTEMBER 30,
                                   ----------------------------------------------------------------------------------------------
                                      1995      1995(22)      1995        1994        1994        1993        1993        1992
                                   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                            $   11.21   $   11.90   $   11.21   $   12.74   $   12.73   $   11.94   $   11.94   $   11.53
                                        -----       -----       -----       -----       -----       -----       -----       -----
Income From Investment
  Operations:
Net Investment Income                    0.57        0.16        0.48        0.56        0.47        0.61        0.52        0.65
Net Gains or Losses on Securities
  (both realized and unrealized)         0.63       (0.07)       0.62       (1.31)      (1.30)       1.02        1.01        0.42
                                        -----       -----       -----       -----       -----       -----       -----       -----
Total From Investment Operations         1.20        0.09        1.10       (0.75)      (0.83)       1.63        1.53        1.07
                                        -----       -----       -----       -----       -----       -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                               (0.58)      (0.15)      (0.49)      (0.58)      (0.49)      (0.64)      (0.55)      (0.66)
Distributions (from capital gain)          --          --          --       (0.20)      (0.20)      (0.19)      (0.19)         --
                                        -----       -----       -----       -----       -----       -----       -----       -----
Total Distributions                     (0.58)      (0.15)      (0.49)      (0.78)      (0.69)      (0.83)      (0.74)      (0.66)
                                        -----       -----       -----       -----       -----       -----       -----       -----
Net Asset Value, End of Period      $   11.83   $   11.84   $   11.82   $   11.21   $   11.21   $   12.74   $   12.73   $   11.94
                                        =====       =====       =====       =====       =====       =====       =====       =====
TOTAL RETURN (without sales
  charge)                               11.0%        0.8%       10.1%      (6.1)%      (6.7)%       14.2%       13.3%        9.5%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                               $2,701        $288     $54,224      $2,726     $68,214      $2,852     $81,475      $2,295
Ratio of Expenses to Average Net
  Assets                                 1.1%        1.9%*       1.8%        1.1%        1.8%        1.1%        1.8%        1.1%
Ratio of Net Investment Income to
  Average Net Assets                     5.0%        4.0%*       4.3%        4.7%        4.0%        5.0%        4.2%        5.6%
Portfolio Turnover Rate                 35.0%       35.0%       35.0%       63.2%       63.2%       55.9%       55.9%      107.4%


                                    CLASS C     CLASS A     CLASS C
                                   ----------  ----------  ----------

                                      1992      1991(21)      1991
                                   ----------  ----------  ----------
Net Asset Value, Beginning of
  Period                            $   11.53   $   11.30   $   10.97
                                        -----       -----       -----
Income From Investment
  Operations:
Net Investment Income                    0.58        0.38        0.62
Net Gains or Losses on Securities
  (both realized and unrealized)         0.41        0.23        0.56
                                        -----       -----       -----
Total From Investment Operations         0.99        0.61        1.18
                                        -----       -----       -----
Less Distributions:
Dividends (from net investment
  income)                               (0.58)      (0.38)      (0.62)
Distributions (from capital gain)          --          --          --
                                        -----       -----       -----
Total Distributions                     (0.58)      (0.38)      (0.62)
                                        -----       -----       -----
Net Asset Value, End of Period      $   11.94   $   11.53   $   11.53
                                        =====       =====       =====
TOTAL RETURN (without sales
  charge)                                8.8%       10.4%       11.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                              $52,113        $321     $46,663
Ratio of Expenses to Average Net
  Assets                                 1.8%        1.1%*       1.8%
Ratio of Net Investment Income to
  Average Net Assets                     4.9%        5.8%*       5.5%
Portfolio Turnover Rate                107.4%      119.0%      119.0%

------------------

(21) The distribution of Class A shares commenced on March 14, 1991.

(22) The distribution of Class B shares commenced on May 30, 1995.

 * Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

64
PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                        PIMCO ADVISORS U.S. GOVERNMENT FUND
                      --------------------------------------------------------------------------------------------------------
                      CLASS A  CLASS B   CLASS C   CLASS A  CLASS C   CLASS A  CLASS C   CLASS A  CLASS C   CLASS A   CLASS C
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
                                                              YEAR ENDED SEPTEMBER 30,
                      --------------------------------------------------------------------------------------------------------
                       1995    1995(24)    1995     1994      1994     1993      1993     1992      1992    1991(23)    1991
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
Net Asset Value,
  Beginning of
  Period              $  8.68  $   9.17  $   8.65  $  9.71  $   9.68  $  9.61  $   9.58  $  9.46  $   9.45  $   9.31  $   9.02
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
Income From
  Investment
  Operations:
Net Investment
  Income                 0.58      0.16      0.51     0.60      0.53     0.65      0.58     0.75      0.69      0.65      0.81
Net Gains or Losses
  on Securities
  (both realized and
  unrealized)            0.47     (0.02)     0.48    (1.03)    (1.03)    0.10      0.10     0.19      0.15      0.15      0.46
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
Total From
  Investment
  Operations             1.05      0.14      0.99    (0.43)    (0.50)    0.75      0.68     0.94      0.84      0.80      1.27
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
Less Distributions:
Dividends (from net
  investment income)    (0.57)    (0.16)    (0.51)   (0.60)    (0.53)   (0.65)    (0.58)   (0.79)    (0.71)    (0.65)    (0.84)
Distributions (from
  capital gain)            --        --        --       --        --       --        --       --        --        --        --
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
Total Distributions     (0.57)    (0.16)    (0.51)   (0.60)    (0.53)   (0.65)    (0.58)   (0.79)    (0.71)    (0.65)    (0.84)
                      -------  --------  --------  -------  --------  -------  --------  -------  --------  --------  --------
Net Asset Value, End
  of Period           $  9.16  $   9.15  $   9.13  $  8.68  $   8.65  $  9.71  $   9.68  $  9.61  $   9.58  $   9.46  $   9.45
                      =======  ========  ========  =======  ========  =======  ========  =======  ========  ========  ========
TOTAL RETURN
  (without sales
  charge)               12.6%      1.6%     11.8%   (4.6)%    (5.3)%     8.2%      7.4%    10.3%      9.2%     12.3%     14.8%
RATIOS/SUPPLEMENTAL
  DATA
Net Assets, End of
  Period (in 000's)   $16,248    $1,671  $287,086  $15,250  $365,044  $19,939  $533,288  $15,224  $531,310    $3,983  $429,796
Ratio of Expenses to
  Average Net Assets     1.0%      1.8%*     1.8%     1.0%      1.7%     1.0%      1.7%     1.0%      1.8%      1.1%*     1.8%
Ratio of Net
  Investment Income
  to Average Net
  Assets                 6.5%      5.6%*     5.8%     6.5%      5.8%     6.8%      6.1%     7.8%      7.3%      9.3%*     8.8%
Portfolio Turnover
  Rate                 115.0%    115.0%    115.0%   121.0%    121.0%   199.7%    199.7%   156.4%    156.4%     37.1%     37.1%

------------------------------
(23) The distribution of Class A shares commenced on January 3, 1991.

(24) The distribution of Class B shares commenced on June 2, 1995.

 *   Annualized

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                               PIMCO ADVISORS SHORT-INTERMEDIATE FUND
                                      ----------------------------------------------------------------------------------------
                                                 CLASS B    CLASS C    CLASS A    CLASS C    CLASS A    CLASS C      CLASS A
                                      CLASS A    --------   --------   -------   ---------   -------   ---------   -----------
                                      --------
                                                                      YEAR ENDED SEPTEMBER 30,
                                      ----------------------------------------------------------------------------------------
                                        1995     1995(26)     1995      1994       1994       1993       1993         1992
                                      --------   --------   --------   -------   ---------   -------   ---------   -----------
Net Asset Value, Beginning of Period  $   9.37   $   9.49   $   9.37   $  9.81   $    9.82   $  9.96   $    9.97   $     10.03
                                      --------   --------   --------   -------   ---------   -------   ---------         -----
Income From Investment Operations:
Net Investment Income                     0.59       0.18       0.54      0.47        0.42      0.48        0.44          0.60(28)
Net Gains or Losses on Securities
  (both realized and unrealized)          0.25       0.13       0.23     (0.43)      (0.44)    (0.15)      (0.16)        (0.04)
                                      --------   --------   --------   -------   ---------   -------   ---------         -----
Total From Investment Operations          0.84       0.31       0.77      0.04       (0.02)     0.33        0.28          0.56
                                      --------   --------   --------   -------   ---------   -------   ---------         -----
Less Distributions:
Dividends (from net investment
  income)                                (0.59)     (0.18)     (0.54)    (0.48)      (0.43)    (0.48)      (0.43)        (0.62)
Distributions (from capital gain)           --         --         --        --          --        --          --         (0.01)
                                      --------   --------   --------   -------   ---------   -------   ---------         -----
Total Distributions                      (0.59)     (0.18)     (0.54)    (0.48)      (0.43)    (0.48)      (0.43)        (0.63)
                                      --------   --------   --------   -------   ---------   -------   ---------         -----
Net Asset Value, End of Period        $   9.62   $   9.62   $   9.60   $  9.37   $    9.37   $  9.81   $    9.82   $      9.96
                                      ========   ========   ========   =======   =========   =======   =========         =====
TOTAL RETURN (without sales charge)       9.3%       3.3%       8.5%      0.4%      (0.2)%      3.4%        2.9%          5.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)    $6,343       $941    $65,608    $4,913     $88,909    $7,169    $123,857       $13,535
Ratio of Expenses to Average Net
  Assets                                  1.0%       1.7%*      1.5%      0.9%        1.4%      1.0%        1.5%          0.9%
Ratio of Net Investment Income to
  Average Net Assets                      6.3%       5.4%*      5.7%      4.9%        4.4%      4.9%        4.4%          6.0%
Portfolio Turnover Rate                 173.4%     173.4%     173.4%     86.2%       86.2%    112.7%      112.7%        132.8%

                                        CLASS C       CLASS A       CLASS C
                                      ------------   ----------   -----------
                                          PERIOD ENDED SEPTEMBER 30,
                                      ---------------------------------------
                                          1992        1991(25)     1991(25)
                                      ------------   ----------   -----------
Net Asset Value, Beginning of Period  $      10.03   $    10.00   $     10.00
                                             -----        -----         -----
Income From Investment Operations:
Net Investment Income                         0.55(28)     0.07(27)      0.07(27)
Net Gains or Losses on Securities
  (both realized and unrealized)             (0.03)        0.03          0.03
                                             -----        -----         -----
Total From Investment Operations              0.52         0.10          0.10
                                             -----        -----         -----
Less Distributions:
Dividends (from net investment
  income)                                    (0.57)       (0.07)        (0.07)
Distributions (from capital gain)            (0.01)          --            --
                                             -----        -----         -----
Total Distributions                          (0.58)       (0.07)        (0.07)
                                             -----        -----         -----
Net Asset Value, End of Period        $       9.97   $    10.03   $     10.03
                                             =====        =====         =====
TOTAL RETURN (without sales charge)           5.4%         8.5%          8.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in 000's)     $135,655         $844        32,052
Ratio of Expenses to Average Net
  Assets                                      1.3%         0.4%*         0.9%*
Ratio of Net Investment Income to
  Average Net Assets                          5.5%         5.3%*         5.0%*
Portfolio Turnover Rate                     132.8%       114.6%        114.6%

==============================
(25) The fund commenced operations on August 16, 1991.

(26) The distribution of Class B shares commenced on May 22, 1995.

(27) Reflecting expense reduction of $2,957 (.00 per share) and voluntary waiver of investment advisory fee of $29,149 (.01 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

(28) Reflecting voluntary waiver of investment advisory fee of $138,110 (.02 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

 *   Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

PIMCO ADVISORS FUNDS                                                          65
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

                                                       PIMCO ADVISORS MONEY MARKET FUND
                                    ----------------------------------------------------------------------
                                      CLASS A       CLASS B       CLASS C        CLASS A        CLASS C
                                    ------------   ----------   ------------   ------------   ------------

                                                           YEAR ENDED SEPTEMBER 30,
                                    ----------------------------------------------------------------------
                                        1995        1995(30)        1995           1994           1994
                                    ------------   ----------   ------------   ------------   ------------
Net Asset Value, Beginning of
  Period                            $       1.00   $     1.00   $       1.00   $       1.00   $       1.00
                                           -----        -----          -----          -----          -----
Income From Investment Operations:
Net Investment Income                      0.054(34)      0.007        0.054(34)      0.030(33)      0.030(33)
                                           -----        -----          -----          -----          -----
Less Distributions:
Dividends (from net investment
  income)                                 (0.054)      (0.007)        (0.054)        (0.030)        (0.030)
                                           -----        -----          -----          -----          -----
Net Asset Value, End of Period      $       1.00   $     1.00   $       1.00   $       1.00   $       1.00
                                           =====        =====          =====          =====          =====
TOTAL RETURN (without sales
  charge)                                   5.4%         0.7%           5.4%           3.0%           3.0%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                                $13,553          $21        $69,364        $12,933        $84,064
Ratio of Expenses to Average Net
  Assets                                   0.49%        1.46%*         0.50%          0.75%          0.75%
Ratio of Net Investment Income to
  Average Net Assets                       5.40%        4.79%*         5.37%          3.38%          3.18%
Portfolio Turnover Rate                       ==           ==             ==             ==             ==

                                      CLASS A        CLASS C
                                    ------------   ------------

                                        1993           1993
                                    ------------   ------------
Net Asset Value, Beginning of
  Period                            $       1.00   $       1.00
                                           -----          -----
Income From Investment Operations:
Net Investment Income                      0.025(32)        0.025(32)
                                           -----          -----
Less Distributions:
Dividends (from net investment
  income)                                 (0.025)        (0.025)
                                           -----          -----
Net Asset Value, End of Period      $       1.00   $       1.00
                                           =====          =====
TOTAL RETURN (without sales
  charge)                                   2.5%           2.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                                  $3,729        $44,657
Ratio of Expenses to Average Net
  Assets                                   0.75%          0.75%
Ratio of Net Investment Income to
  Average Net Assets                       2.47%          2.51%
Portfolio Turnover Rate                       --             --

                                      CLASS A        CLASS C       CLASS A      CLASS C
                                    ------------   ------------   ----------   ---------

                                        1992           1992        1991(29)      1991
                                    ------------   ------------   ----------   ---------
Net Asset Value, Beginning of
  Period                            $  1.00        $       1.00   $     1.00   $    1.00
                                      -----               -----        -----   ---------
Income From Investment Operations:
Net Investment Income                 0.032(31)        0.034(31)    0.029       0.053
                                      -----               -----        -----   ---------
Less Distributions:
Dividends (from net investment
  income)                            (0.032)             (0.034)      (0.029)     (0.053)
                                      -----               -----        -----   ---------
Net Asset Value, End of Period      $  1.00        $       1.00   $     1.00   $    1.00
                                      =====               =====        =====   =========
TOTAL RETURN (without sales
  charge)                              3.2%                3.4%         2.9%        5.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (in
  000's)                              $655             $50,761         $275     $63,751
Ratio of Expenses to Average Net
  Assets                               0.9%                1.0%         1.1%*       1.5%
Ratio of Net Investment Income to
  Average Net Assets                   3.2%                3.4%         4.8%*       5.5%
Portfolio Turnover Rate                 --                  --           --          --

------------------------------
(29) The distribution of Class A shares commenced on March 5, 1991.

(30) The distribution of Class B shares commenced on July 17, 1995.

(31) Reflecting voluntary waiver of investment advisory fee of $31,042 (.001 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

(32) Reflecting voluntary waiver of investment advisory fee of $160,471 (.003 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

(33) Reflecting voluntary waiver of investment advisory fee of $142,336 (.002 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

(34) Reflecting voluntary waiver of investment advisory fee of $23,048 (.000 per share) by the Manager as more fully described in Note 3(a) to the Financial Statements.

 *   Annualized

PIMCO Advisors Funds                      SEE ACCOMPANYING NOTES

66        PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1   ORGANIZATION AND BUSINESS

    PIMCO Advisors Funds (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Massachusetts business trust and is an open-end, diversified, management, series investment company which currently consists of fifteen Funds: PIMCO Advisors Equity Income Fund, PIMCO Advisors Value Fund, PIMCO Advisors Growth Fund, PIMCO Advisors Target Fund, PIMCO Advisors Discovery Fund, PIMCO Advisors Opportunity Fund, PIMCO Advisors Innovation Fund, PIMCO Advisors International Fund, PIMCO Advisors Precious Metals Fund, PIMCO Advisors High Income Fund, PIMCO Advisors Total Return Income Fund, PIMCO Advisors Tax Exempt Fund, PIMCO Advisors U.S. Government Fund, PIMCO Advisors Short=Intermediate Fund and PIMCO Advisors Money Market Fund.

  The Trust offers Class A, Class B and Class C shares of each Fund with the exception of the Opportunity Fund which does not offer Class B shares. Class A shares are sold with an initial sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

2   SIGNIFICANT ACCOUNTING POLICIES

A)PORTFOLIO VALUATIONS:  The portfolio investments of the Money
Market Fund are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Since this method does not give consideration to fluctuating interest rates it may at times result in book valuations that are higher or lower than the current market price.

  For the other Funds, securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported--and in the case of certain securities traded over-the-counter--the mean between the last reported bid and asked prices. U.S. Government Securities are traded over-the-counter. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair value as determined pursuant to procedures adopted by the Trustees.

  Each Fund may enter into repurchase agreements with domestic commercial banks and registered broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities. The market value of these securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assure its rights. Each Fund's investment adviser, acting under supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. In the event of counterparty default, the Fund has the right to use the underlying securities to offset the loss.

B)FOREIGN CURRENCY TRANSACTIONS: With respect to the Funds that invest in foreign securities, transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include reevaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

  It is not practicable to isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

C)OPTIONS: When a Fund writes a covered call or a put option, an amount equal to the premium received by it is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the mean between the last reported bid and asked prices. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option.

  The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. The current market value of a purchased option is the last reported sale price on the principal exchange on which such option is traded or, if no sales are reported, the mean between the last reported bid and asked prices.

PIMCO ADVISORS FUNDS                                                          67
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--CONTINUED
If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

D)FUTURES CONTRACTS: Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

  Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

  Open futures contracts at September 30, 1995 were as follows:

                                                                      Unrealized
                                                         Market      Appreciation
Type                                         Cost         Value     (Depreciation)
----------------------------------------------------------------------------------
TOTAL RETURN INCOME FUND:
Long U.S. Treasury 5 Year Note (12/95)    $14,993,750  $15,032,500     $ 38,750
Long U.S. Treasury 10 Year Note (12/95)    35,934,000   35,941,500        7,500
Long U.S. Treasury 30 Year Bond (12/95)    13,069,063   13,149,532       80,469
Long German Gov't 10 Year DM (12/95)        1,659,758    1,673,813       14,055
                                                                        -------
                                                                       $140,774
                                                                        -------
                                                                        -------
U.S. GOVERNMENT FUND:
Long U.S. Treasury 5 Year Note (12/95)    $ 2,041,906  $ 2,040,125     $ (1,781)
Long U.S. Treasury 10 Year Note (12/95)    54,055,188   54,132,750       77,562
Long U.S. Treasury 30 Year Bond (12/95)    21,947,750   22,068,344      120,594
                                                                        -------
                                                                       $196,375
                                                                        -------
                                                                        -------
SHORT-INTERMEDIATE FUND:
Long U.S. Treasury 2 Year Note (12/95)    $ 8,277,500  $ 8,288,750     $ 11,250
Long U.S. Treasury 5 Year Note (12/95)      3,429,859    3,436,000        6,141
                                                                        -------
                                                                         17,391
                                                                        -------
Short U.S. Treasury 10 Year Note (12/95)  $  (110,000) $  (110,250)        (250)
                                                                        -------
                                                                       $ 17,141
                                                                        =======

E)FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  Forward foreign currency contracts are contracts for delayed delivery of financial interests in which the seller agrees to make delivery at a specified future date of a specified financial instrument, at a specified price or yield. Risks arise from changes in the market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts. Credit risk is limited to amounts recorded as unrealized appreciation on open contracts.

F)DERIVATIVES AND OFF BALANCE SHEET RISK: A Fund's use of futures contracts, forward foreign currency contracts and options may involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. These derivative financial instruments ("derivatives") are used to adjust the risk and return characteristics of a Fund's portfolio. Derivatives are not used for the purpose of leverage. The objective in buying or selling a derivative instrument is to increase or decrease a Fund's exposure to changing security prices, interest rates or currency exchange rates. If the Manager misjudges market conditions or employs a strategy that does not correlate well with the Fund's other investments, use of these derivatives could result in a loss, regardless of the Manager's original intent to reduce risk.

G)SECURITY TRANSACTIONS: Security transactions are recorded on trade=date. Interest income is recorded on the accrual basis.

  Realized gains or losses on sales of investments are determined on the identified cost basis for accounting and tax purposes.

  Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

H)FEDERAL TAXES: Each of the Funds is a separate entity for federal income tax purposes. It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out all its net investment income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

I)EQUALIZATION: Certain Funds follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of shares of beneficial interest, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

J)EXPENSES: Expenses directly attributable to each Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among such Funds on a basis deemed fair and equitable by the Trustees, usually on the basis of relative net assets.

K)ORGANIZATION COSTS: Costs incurred in connection with each Fund's organization and registration are amortized on a straight=line basis over the period of benefit, not to exceed 60 months.

L)DIVIDENDS AND DISTRIBUTIONS: Dividend income and distributions to shareholders are recorded on the ex=dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions,

68        PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--CONTINUED original issue discount, market discount and net operating losses. The effect of these differences for the year ended September 30, 1995 are as follows:

                                               Undistributed
                                                   Net      Accumulated
                                               Investment    Realized
                                                 Income     Gain/(Loss)
-----------------------------------------------------------------------
Equity Income                                   $  45,810    $ (45,810)
Value                                               1,147       (1,147)
International                                    (812,664)     812,664
High Income                                       139,032     (139,032)
Total Return Income                                25,069      (25,069)
Tax Exempt                                         66,195      (66,195)
U.S. Government                                   229,231     (229,231)
Short-Intermediate                                 81,806      (81,806)

  The current year's net investment losses of the following Funds have been charged to undistributed net realized gain on investments of the respective
Funds:

Growth                                                      $ 1,692,133
Target                                                        5,836,356
Opportunity                                                   6,920,088
Innovation                                                      398,331

  The current year's net investment losses of the Discovery and Precious Metals Funds in the amounts of $22,777 and $36,880, respectively, have been charged to the capital of those Funds.

  In addition, the capital loss carryforwards of the U.S. Government Fund in the amount of $44,567,716 which expired in 1995 have been charged to capital of that Fund.

3 FEES AND RELATED PARTY TRANSACTIONS
A)INVESTMENT ADVISORY FEES:  PIMCO Advisors L.P. (the
"Manager") is the investment manager of each of the PIMCO Advisors Funds. The Manager manages the day=to=day investment affairs and establishes investment policies for the Trust, and pays all salaries, fees and expenses of officers and trustees of the Trust who are affiliated with the Manager. Each of the Funds also has a sub=adviser which, under the supervision of the Manager, directs the investments of the Fund's assets. Other than the sub=adviser of the Precious Metals Fund, all of the sub=advisers are affiliates of the Manager. Columbus Circle Investors serves as the sub=adviser of the Equity Income Fund, Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Tax Exempt Fund and Money Market Fund.

  Under the Management Contracts between the Trust and the Manager relating to each Fund, the Manager is paid at the percentages shown below of the relevant Fund's average daily net assets for its services to the Trust and the Fund. Pursuant to Sub=adviser Agreements between the Manager and each of the sub= advisers with respect to the Funds advised by each, the Manager pays to each sub=adviser, out of the fee received by the Manager under the relevant Management Contract, the following percentages of the relevant Fund's average daily net assets as compensation for the services provided by the sub=adviser.

                                                                                    SUB=ADVISER FEE PAID BY
                        MANAGEMENT FEE                                                      MANAGER
FUND                 (AS % OF NET ASSETS)                SUB=ADVISER                 (AS % OF NET ASSETS)
===============  ============================  ================================  =============================
Equity Income    .75% of first $200 million    Columbus Circle Investors         .375% of first $200 million
                 .70% of amounts over $200                                       .350% of amounts over $200
                 million                                                         million
Value            .70%                          NFJ Investment Group              .350%
Growth           .70% of first $200 million    Columbus Circle Investors         .350% of first $200 million
                 .65% of amounts over $200                                       .325% of amounts over $200
                 million                                                         million
Target           .75% of first $200 million    Columbus Circle Investors         .375% of first $200 million
                 .70% of amounts over $200                                       .350% of amounts over $200
                 million                                                         million
Discovery        .75% of first $200 million    Cadence Capital Management        .375% of first $200 million
                 .70% of amounts over $200                                       .350% of amounts over $200
                 million                                                         million
Opportunity      .75% of first $200 million    Columbus Circle Investors         .375% of first $200 million
                 .70% of amounts over $200                                       .350% of amounts over $200
                 million                                                         million
Innovation       .75% of first $200 million    Columbus Circle Investors         .375% of first $200 million
                 .70% of amounts over $200                                       .350% of amounts over $200
                 million                                                         million
International    .80%                          Blairlogie Capital Management     .40%
Precious Metals  .75% of first $200 million    Van Eck Associates Corporation    .375% of first $200 million
                 .70% of amounts over $200                                       .350% of amounts over $200
                 million                                                         million
High Income      .60% of first $250 million    Pacific Investment Management     .25%
                 .50% of amounts over $250     Company
                 million
Total Return     .60% of first $250 million    Pacific Investment Management     .25%
Income           .50% of amounts over $250     Company
                 million
Short=Intermediate .50% of first $250 million  Pacific Investment Management     .25%
                 .45% of next $250 million     Company
                 .40% of amounts over $500
                 million
U.S. Government  .60 of first $250 million     Pacific Investment Management     .25%
                 .50 of amounts over $250      Company
                 million
Tax Exempt       .60%                          Columbus Circle Investors         .30%
Money Market     .50% of first $250 million    Columbus Circle Investors         .25% of first $250 million
                 .40% of amounts over $250                                       .20% of amounts over $250
                 million                                                         million

  The Manager's compensation with respect to any Fund is subject to reduction to the extent in any year that the expenses (generally excluding brokerage commissions, taxes, interest, distribution=related expenses and extraordinary expenses) of such Fund exceed the statutory limits of any jurisdiction in which shares of such Fund are qualified for offer and sale. The most restrictive of such limitations as of the date of these financial statements is 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1 1/2% of any excess over $100 million.

  The Manager has voluntarily undertaken to reduce its investment advisory fee with respect to the Money Market Fund to .10% of the Fund's daily net assets until further notice.

  The Manager voluntarily waived the investment advisory fee for Innovation Fund for the period from inception to December 31, 1994.

B)DISTRIBUTION AND SERVICING FEES:  Pursuant to Distribution and
Servicing Plans adopted by the Trust, the Trust compensates the distributor, PIMCO Advisors Distribution Company for services

PIMCO ADVISORS FUNDS                                                          69
================================================================================

NOTES TO FINANCIAL STATEMENTS==CONTINUED provided and expenses incurred in connection with assistance rendered in the sale of Trust shares and services rendered to shareholders and for maintenance of shareholder accounts. As compensation, the Trust pays the distributor a distribution fee with respect to the Class B and Class C shares of each Fund with the exception of the Opportunity Fund which does not offer Class B shares equal to .75% of the Fund's average daily net assets attributable to the respective class of shares, except that the fee is .50% per annum in the case of Class C shares of the Short=Intermediate Fund and the fee is not charged in the case of the Money Market Fund (subject to increase by action of the Trustees to a rate not exceeding .75% per annum). The Trust pays the distributor a servicing fee with respect to both Class A, Class B and Class C shares of each Fund equal to .25% of the average daily net asset value of Class A, Class B and Class C shares (.10% per annum in the case of the Money Market Fund, subject to increase by action of the Trustees to a rate not exceeding .25% per annum).

C)TRUSTEE FEES: Effective July 27, 1995, the Trustees approved a unified fee plan, covering compensation from both of the Trusts for which they serve as independent Trustees, the PIMCO Advisors Funds and the Cash Accumulation Trust. The fee is allocated between the Trusts and among the Fund's of the Trusts based on relative net assets. Trustees other than those affiliated with the Manager are compensated as follows:

Annual Retainer                                            $  35,000
Meeting Fee (each meeting attended)                            3,000
  Committees:
Contract Chairman                                              6,000
Audit Chairman                                                 2,000
Audit Member                                                   1,000

  In addition, the Trustees receive reimbursement for travel and out=of=pocket costs.

  The Trust has an unfunded defined benefit plan for its independent Trustees. For the year ended September 30, 1995, a net periodic expense of $28,911 was charged to the Funds.

D)CONTINGENT DEFERRED SALES CHARGE: A contingent deferred sales charge is imposed on Class B and Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of investments made subject to a deferred sales charge, except that no sales charge is imposed if the portion of the investment redeemed is attributable to reinvested dividends or capital gains distributions or is derived from increases in the value of the account above the amount invested subject to a deferred sales charge. Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made an investment from which an amount is being redeemed and the date such investment was made. Investments made in Class C shares on or after July 1, 1991 are subject to a contingent deferred sales charge of 1% during the first 12 months after the purchase. For investments made in Class C shares prior to July 1, 1991 the redemption price per share in the first year following purchase is 95% of the net asset value per share. In years two, three, four and five following purchase, the redemption price per share as a percentage of the net asset value per share increases to 96%, 97%, 98% and 98%, respectively. For investments made in Class B shares the redemption price per share in the first year following purchase is 95% of the net asset value per share. In years two, three, four, five and six following purchase the redemption price increases to 96%, 97%, 97%, 98% and 99%, respectively. Any sales charges imposed on redemptions are paid to the distributor of shares of the Trust. For the year ended September 30, 1995, those charges amounted to $1,020,410.

E)INITIAL SALES CHARGE: For the year ended September 30, 1995, sales charges on Class A shares amounted to $3,708,105, of which $390,319 was retained by the Trust's distributor.

4   PURCHASES AND SALES OF SECURITIES

    During the year ended September 30, 1995, purchases and sales of securities, other than securities subject to repurchase transactions and short=term interest bearing securities, were as follows:

                            PURCHASES         SALES
                          --------------  --------------
Equity Income Fund        $  306,297,545  $  326,196,005
Value Fund                    11,135,887          27,500
Growth Fund                1,294,022,903   1,341,305,133
Target Fund                  904,675,098     868,003,697
Discovery Fund                39,677,740       5,549,568
Opportunity Fund             642,898,891     664,930,492
Innovation Fund              103,510,200      33,419,208
International Fund           427,053,936     480,568,573
Precious Metals Fund           4,703,438      12,088,479
High Income Fund             249,280,987     281,371,721
Total Return Income Fund      58,303,886      22,203,803
Tax Exempt Fund               21,367,064      38,589,035
U.S. Government Fund         348,465,097     437,002,374
Short=Intermediate Fund      128,510,303     146,975,305

5   SHARE CAPITAL

    The Trust has an unlimited authorized number of shares of beneficial interest (par value of $.00001) which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into fifteen series of shares, one series underlying each Fund. Each of the Funds are further divided into three classes, designated Class A, Class B and Class C shares.

  Class A transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED                  YEAR ENDED
                                              SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                          --------------------------  --------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                          -----------  -------------  -----------  -------------
EQUITY INCOME FUND
Sold                                          260,686  $   3,289,140      876,807  $  11,060,492
Issued as reinvestment of dividends            23,331        292,288       31,231        387,381
Reacquired                                   (564,570)    (7,089,481)    (204,166)    (2,527,895)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                  (280,553) $  (3,508,053)     703,872  $   8,919,978
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

VALUE FUND
Sold                                          242,130  $   2,472,689
Issued as reinvestment of dividends             1,295         13,750
Reacquired                                    (10,076)      (101,150)
                                          -----------  -------------
Net increase                                  233,349  $   2,385,289
                                          ===========  =============

70        PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                  YEAR ENDED                  YEAR ENDED
                                              SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                          --------------------------  --------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                          -----------  -------------  -----------  -------------
GROWTH FUND
Sold                                        1,409,045  $  32,050,531    1,747,778  $  38,332,332
Issued as reinvestment of distributions       262,751      5,386,396      344,061      7,285,504
Reacquired                                 (1,306,192)   (29,329,665)  (1,342,561)   (29,410,714)
                                          -----------  -------------  -----------  -------------
    Net increase                              365,604  $   8,107,262      749,278  $  16,207,122
                                          ===========  =============  ===========  =============

TARGET FUND
Sold                                       13,544,331  $ 191,128,896    5,428,996  $  68,479,509
Issued as reinvestment of distributions        79,693      1,004,929       41,677        512,212
Reacquired                                (13,086,848)  (185,118,962)  (2,410,151)   (30,702,236)
                                          -----------  -------------  -----------  -------------
    Net increase                              537,176  $   7,014,863    3,060,522  $  38,289,485
                                          ===========  =============  ===========  =============

DISCOVERY FUND
Sold                                          729,683  $   7,663,000
Issued as reinvestment of distributions            --             --
Reacquired                                    (26,260)      (285,707)
                                          -----------  -------------
Net increase                                  703,423  $   7,377,293
                                          -----------  -------------
                                          -----------  -------------
OPPORTUNITY FUND
Sold                                          807,312  $  24,963,687    1,288,435  $  38,856,097
Issued as reinvestment of distributions        92,711      2,556,964      237,523      7,006,929
Reacquired                                 (1,108,072)   (34,506,453)  (1,416,938)   (42,418,991)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                  (208,049) $  (6,985,802)     109,020  $   3,444,035
                                          ===========  =============  ===========  =============
                                          INNOVATION FUND
Sold                                        2,584,850  $  30,962,017
Issued as reinvestment of distributions            --             --
Reacquired                                   (668,582)    (8,735,963)
                                          -----------  -------------
    Net increase                            1,916,268  $  22,226,054
                                          ===========  =============

Sold                                        2,229,678  $  26,177,560    1,331,394  $  16,856,412
Issued as reinvestment of distributions        33,274        393,303       23,281        285,897
Reacquired                                 (2,591,891)   (30,562,066)    (537,984)    (6,823,493)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                  (328,939) $  (3,991,203)     816,691  $  10,318,816
                                          ===========  =============  ===========  =============

PRECIOUS METALS FUND
Sold                                        6,547,890  $  77,229,258    1,525,289  $  19,720,125
Issued as reinvestment of distributions            --             --           --             --
Reacquired                                 (6,719,897)   (79,720,976)  (1,063,098)   (13,573,919)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                  (172,007) $  (2,491,718)     462,191  $   6,146,206
                                          ===========  =============  ===========  =============


HIGH INCOME FUND
Sold                                          869,750  $   6,731,116      174,010  $   1,437,578
Issued as reinvestment of dividends            29,547        226,492       23,615        190,380
Reacquired                                   (491,881)    (3,774,217)    (269,774)    (2,186,106)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                   407,416  $   3,183,391      (72,149) $    (558,148)
                                          ===========  =============  ===========  =============

                                                  YEAR ENDED                  YEAR ENDED
                                              SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                          --------------------------  --------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                          -----------  -------------  -----------  -------------

TOTAL RETURN INCOME FUND
Sold                                        4,276,042  $  44,172,293
Issued as reinvestment of dividends            43,918        461,985
Reacquired                                   (795,904)    (8,270,797)
                                          -----------  -------------
    Net increase                            3,524,056  $  36,363,481
                                         ===========  =============


TAX EXEMPT FUND
Sold                                           58,949  $     677,966       91,386  $   1,121,373
Issued as reinvestment of dividends             4,474         50,794        7,646         91,876
Reacquired                                    (78,342)      (890,547)     (79,724)      (977,571)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                   (14,919) $    (161,787)      19,308  $     235,678
                                          ===========  =============  ===========  =============

U.S. GOVERNMENT FUND
Sold                                          504,540  $   4,468,418      398,997  $   3,705,902
Issued as reinvestment of dividends            77,231        684,126       70,314        641,243
Reacquired                                   (564,845)    (4,959,223)    (765,925)    (6,971,886)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                    16,926  $     193,321     (296,614) $  (2,624,741)
                                           ===========  =============  ===========  =============

SHORT=INTERMEDIATE FUND
Sold                                          529,986  $   4,930,172      298,908  $   2,894,877
Issued as reinvestment of dividends            38,583        363,593       30,172        289,251
Reacquired                                   (433,667)    (4,037,826)    (535,613)    (5,141,556)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                   134,902  $   1,255,939     (206,533) $  (1,957,428)
                                           ===========  =============  ===========  =============

MONEY MARKET FUND
Sold                                                   $ 259,219,711               $  50,982,630
Issued as reinvestment of dividends                          475,312                     207,109
Reacquired                                              (259,075,167)                (41,985,995)
                                                       -------------               -------------
    Net increase                                       $     619,856               $   9,203,744
                                                        =============               =============

  Class B transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED
                                              SEPTEMBER 30, 1995
                                          --------------------------
                                            SHARES        AMOUNT
                                          -----------  -------------
EQUITY INCOME FUND
Sold                                          126,736  $   1,721,926
Issued as reinvestment of dividends               374          5,242
Reacquired                                     (2,608)       (33,787)
                                          -----------  -------------
    Net increase                              124,502  $   1,693,381
                                          -----------  -------------
                                          -----------  -------------

VALUE FUND
Sold                                          376,302  $   3,853,479
Issued as reinvestment of dividends             1,246         13,228
Reacquired                                     (5,309)       (54,180)
                                          -----------  -------------
    Net increase                              372,239  $   3,812,527
                                           ===========  =============

PIMCO ADVISORS FUNDS                                                          71
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                  YEAR ENDED
                                              SEPTEMBER 30, 1995
                                          --------------------------
                                            SHARES        AMOUNT
                                          -----------  -------------
GROWTH FUND
Sold                                          313,608  $   7,525,840
Issued as reinvestment of dividends                --             --
Reacquired                                     (5,985)      (143,794)
                                          -----------  -------------
    Net increase                              307,623  $   7,382,046
                                           ===========  =============

TARGET FUND
Sold                                          474,550  $   7,270,317
Issued as reinvestment of dividends                --             --
Reacquired                                     (4,062)       (62,809)
                                          -----------  -------------
    Net increase                              470,488  $   7,207,508
                                          -----------  -------------
                                          ===========  =============
DISCOVERY FUND
Sold                                        1,011,338  $  10,648,871
Issued as reinvestment of distributions            --             --
Reacquired                                    (14,319)      (149,648)
                                          -----------  -------------
    Net increase                              997,019  $  10,499,223
                                          -----------  -------------
INNOVATION FUND
Sold                                          458,064  $   6,371,957
Issued as reinvestment of distributions            --             --
Reacquired                                    (13,961)      (197,256)
                                          -----------  -------------
    Net increase                              444,103  $   6,174,701
                                          ===========  =============

INTERNATIONAL FUND
Sold                                           42,828  $     499,329
Issued as reinvestment of distributions            --             --
Reacquired                                         --             --
                                          -----------  -------------
    Net increase                               42,828  $     499,329
                                          -----------  -------------

PRECIOUS METALS FUND
Sold                                           27,731  $     327,905
Issued as reinvestment of distributions            --             --
Reacquired                                     (6,672)       (80,735)
                                          -----------  -------------
    Net increase                               21,059  $     247,170
                                          -----------  -------------

HIGH INCOME FUND
Sold                                          571,478  $   4,490,849
Issued as reinvestment of dividends             3,341         26,309
Reacquired                                         (1)            (8)
                                          -----------  -------------
    Net increase                              574,818  $   4,517,150
                                          ===========  =============

TOTAL RETURN INCOME FUND
Sold                                          825,334  $   8,779,866
Issued as reinvestment of dividends             4,233         44,985
Reacquired                                     (8,831)       (94,122)
                                          -----------  -------------
    Net increase                              820,736  $   8,730,729
                                          ===========  =============

TAX EXEMPT FUND
Sold                                           26,915  $     317,716
Issued as reinvestment of dividends                27            313
Reacquired                                     (2,593)       (30,389)
                                          -----------  -------------
    Net increase                               24,349  $     287,640
                                          ===========  =============

U.S. GOVERNMENT FUND
Sold                                          182,930  $   1,657,741
Issued as reinvestment of dividends               847          7,668
Reacquired                                     (1,097)       (10,003)
                                          -----------  -------------
    Net increase                              182,680  $   1,655,406
                                          ===========  =============

                                                  YEAR ENDED
                                              SEPTEMBER 30, 1995
                                          --------------------------
                                            SHARES        AMOUNT
                                          -----------  -------------
SHORT-INTERMEDIATE FUND
Sold                                          108,970  $   1,042,993
Issued as reinvestment of dividends               893          8,546
Reacquired                                    (12,095)      (116,038)
                                          -----------  -------------
    Net increase                               97,768  $     935,501
                                          -----------  -------------

MONEY MARKET FUND
Sold                                                   $     103,621
Issued as reinvestment of dividends                               74
Reacquired                                                   (82,373)
                                                       -------------
    Net increase                                       $      21,322
                                                       =============
  Class C transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED                  YEAR ENDED
                                              SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                          --------------------------  --------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                          -----------  -------------  -----------  -------------
EQUITY INCOME FUND
Sold                                        2,571,367  $  32,020,403    8,994,413  $ 113,486,307
Issued as reinvestment of dividends           224,502      2,833,038      358,535      4,447,570
Reacquired                                 (4,776,986)   (59,786,945)  (2,339,811)   (29,031,397)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                (1,981,117) $ (24,933,504)   7,013,137  $  88,902,480
                                          ===========  =============   ==========  =============

VALUE FUND
Sold                                          631,709  $   6,515,474
Issued as reinvestment of dividends             2,414         25,622
Reacquired                                    (12,027)      (124,979)
                                          -----------  -------------
    Net increase                              622,096  $   6,416,117
                                          ===========  =============


GROWTH FUND
Sold                                       11,099,885  $ 244,928,637   13,716,328  $ 295,715,920
Issued as reinvestment of distributions     2,780,151     55,575,222    3,855,707     81,085,569
Reacquired                                (12,581,564)  (275,156,453) (13,335,554)  (287,889,122)
                                          -----------  -------------  -----------  -------------
    Net increase                            1,298,472  $  25,347,406    4,236,481  $  88,912,367
                                          ===========  =============   ==========  =============

TARGET FUND
Sold                                       20,640,964  $ 283,138,655   31,091,030  $ 388,700,813
Issued as reinvestment of distributions       536,905      6,668,387      265,460      3,235,957
Reacquired                                (15,505,248)  (213,112,060) (12,007,794)  (149,840,133)
                                          -----------  -------------  -----------  -------------
    Net increase                            5,672,621  $  76,694,982   19,348,696  $ 242,096,637
                                          ===========  =============   ==========  =============

DISCOVERY FUND
Sold                                        1,929,823  $  20,459,380
Issued as reinvestment of distributions            --             --
Reacquired                                    (65,033)      (703,321)
                                          -----------  -------------
    Net increase                            1,864,790  $  19,756,059
                                          ===========  =============


72        PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                  YEAR ENDED                  YEAR ENDED
                                              SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                          --------------------------  --------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                          -----------  -------------  -----------  -------------
OPPORTUNITY FUND
Sold                                        7,303,147  $ 227,266,003    7,278,376  $ 208,671,118
Issued as reinvestment of distributions       576,403     15,401,480    1,397,467     40,288,961
Reacquired                                 (8,616,263)  (265,954,142)  (7,801,930)  (220,526,899)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                  (736,713) $ (23,286,659)     873,913  $  28,433,180
                                          ===========  =============   ==========  =============

INNOVATION FUND
Sold                                        5,445,029  $  66,151,548
Issued as reinvestment of distributions            --             --
Reacquired                                 (1,081,142)   (14,292,403)
                                          -----------  -------------
    Net increase                            4,363,887  $  51,859,145
                                          ===========  =============

INTERNATIONAL FUND
Sold                                        6,696,696  $  76,414,972   18,022,566  $ 223,207,042
Issued as reinvestment of distributions       454,401      5,207,438      289,913      3,478,958
Reacquired                                (12,262,848)  (139,029,691)  (7,214,407)   (89,224,376)
                                          -----------  -------------  -----------  -------------
Net increase (decrease)                    (5,111,751) $ (57,407,281)  11,098,072  $ 137,461,624
                                          ===========  =============   ==========  =============


PRECIOUS METALS FUND
Sold                                       10,551,298  $ 120,945,392   10,050,521  $ 123,823,376
Issued as reinvestment of distributions            --             --           --             --
Reacquired                                (11,560,915)  (132,496,146)  (7,844,150)   (96,079,680)
                                          -----------  -------------  -----------  -------------
    Net increase (decrease)                (1,009,617) $ (11,550,754)   2,206,371  $  27,743,696
                                          ===========  =============   ==========  =============

HIGH INCOME FUND
Sold                                        3,378,818  $  25,818,186    4,088,705  $  33,792,382
Issued as reinvestment of dividends           871,819      6,583,106    1,092,460      8,793,314
Reacquired                                 (8,148,200)   (60,958,670) (10,469,847)   (84,079,846)
                                          -----------  -------------  -----------  -------------
    Net decrease                           (3,897,563) $ (28,557,378)  (5,288,682) $ (41,494,150)
                                          ===========  =============   ==========  =============


TOTAL RETURN INCOME FUND
Sold                                        4,809,126  $  50,147,828
Issued as reinvestment of dividends            59,161        623,013
Reacquired                                   (603,682)    (6,335,143)
                                          -----------  -------------
    Net increase                            4,264,605  $  44,435,698
                                          ===========  =============

TAX EXEMPT FUND
Sold                                          362,394  $   4,117,901    1,387,810  $  16,983,091
Issued as reinvestment of dividends           156,616      1,783,829      279,514      3,369,278
Reacquired                                 (2,019,443)   (22,758,206)  (1,978,686)   (23,371,907)
                                          -----------  -------------  -----------  -------------
    Net decrease                           (1,500,433) $ (16,856,476)    (311,362) $  (3,019,538)
                                          ===========  =============   ==========  =============

                                                  YEAR ENDED                  YEAR ENDED
                                              SEPTEMBER 30, 1995          SEPTEMBER 30, 1994
                                          --------------------------  --------------------------
                                            SHARES        AMOUNT        SHARES        AMOUNT
                                          -----------  -------------  -----------  -------------

U.S. GOVERNMENT FUND
Sold                                        2,045,550  $  18,036,632    5,144,665  $  47,808,617
Issued as reinvestment of dividends         1,164,038     10,236,547    1,677,086     15,367,544
Reacquired                                (13,958,860)  (121,609,308) (19,679,368)  (180,710,643)
                                          -----------  -------------  -----------  -------------
    Net decrease                          (10,749,272) $ (93,336,129) (12,857,617) $(117,534,482)
                                          ===========  =============   ==========  =============

SHORT-INTERMEDIATE FUND
Sold                                        5,707,988  $  53,690,051    6,141,687  $  58,888,483
Issued as reinvestment of dividends           320,647      3,012,585      379,765      3,637,852
Reacquired                                 (8,681,649)   (81,326,165)  (9,646,819)   (92,377,434)
                                          -----------  -------------  -----------  -------------
    Net decrease                           (2,653,014) $ (24,623,529)  (3,125,367) $ (29,851,099)
                                          -----------  -------------  -----------  -------------
                                          -----------  -------------  -----------  -------------

MONEY MARKET FUND
Sold                                                     554,884,511               $ 456,010,094
Issued as reinvestment of dividends                        3,480,343                   1,817,085
Reacquired                                              (573,064,234)               (418,420,213)
                                                       -------------               -------------
    Net increase (decrease)                            $ (14,699,380)              $  39,406,966
                                                       -------------               -------------
                                                       -------------               -------------

6 WRITTEN OPTION ACTIVITY Written option activity for the year ended September 30, 1995 were as follows:

                                            AMOUNT OF    NUMBER OF
                                             PREMIUMS     OPTIONS
                                            ----------  -----------
EQUITY INCOME FUND:
Options outstanding at September 30, 1994   $   15,007          64
Options written during the year ended
  September 30, 1995                           223,437        1251
Options cancelled in closing purchase
  transactions                                (123,092)       (641)
Options expired prior to exercise              (77,714)       (477)
Options exercised                              (37,639)       (197)
                                            ----------  -----------
Options outstanding at September 30, 1995           --          --
                                            ===========  ==========

  The cost of cancelling options in closing purchase transactions was $137,193 resulting in a net short-term loss of $14,101.

GROWTH FUND:
Options outstanding at September 30, 1994     $  3,806,502     9,926
Options written during the year ended
  September 30, 1995                            42,712,362   125,185
Options cancelled in closing purchase
  transactions                                 (34,429,051)  (83,417)
Options expired prior to exercise               (7,078,453)  (31,673)
Options exercised                               (1,844,747)   (9,288)
                                              ------------  ---------
Options outstanding at September 30, 1995     $  3,166,613    10,733
                                              ===========  ==========

  The cost of cancelling options in closing purchase transactions was $52,025,145 resulting in a net short-term loss of $17,596,094.

PIMCO ADVISORS FUNDS                                                          73
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
TARGET FUND:
Options outstanding at September 30, 1994     $  1,177,942     6,860
Options written during the year ended
  September 30, 1995                             3,255,894    18,079
Options cancelled in closing purchase
  transactions                                  (2,311,567)  (13,446)
Options expired prior to exercise                 (521,641)   (3,558)
Options exercised                               (1,436,531)   (7,112)
                                              ------------  ---------
Options outstanding at September 30, 1995     $    164,097       823
                                              ===========  ==========

  The cost of cancelling options in closing purchase transactions was $2,416,673 resulting in a net short-term loss of $105,106.

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
OPPORTUNITY FUND:
Options outstanding at September 30, 1994     $  2,692,443    13,527
Options written during the year ended
  September 30, 1995                            24,370,978   101,627
Options cancelled in closing purchase
  transactions                                 (14,071,399)  (58,508)
Options expired prior to exercise               (2,480,431)  (13,852)
Options exercised                               (5,541,108)  (27,467)
                                              ------------  ---------
Options outstanding at September 30, 1995     $  4,970,483    15,327
                                              ===========  ==========

  The cost of cancelling options in closing purchase transactions was $16,191,925 resulting in a net short-term loss of $2,120,526.

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
INNOVATION FUND:
Options outstanding at September 30, 1994     $         --        --
Options written during the year ended
  September 30, 1995                               153,791       668
Options cancelled in closing purchase
  transactions                                    (124,180)     (512)
Options expired prior to exercise                  (11,580)      (44)
Options exercised                                  (18,031)     (112)
                                              ------------  ---------
Options outstanding at September 30, 1995               --        --
                                              ===========  ==========
  The cost of cancelling options in closing purchase transactions was $234,782 resulting in a net short-term loss of $110,602.

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
HIGH INCOME FUND:
Options outstanding at September 30, 1994     $         --        --
Options written during the year ended
  September 30, 1995                               113,875       875
Options cancelled in closing purchase
  transactions                                           0         0
Options expired prior to exercise                  (85,875)     (625)
Options exercised                                  (21,000)     (200)
                                              ------------  ---------
Options outstanding at September 30, 1995     $      7,000        50
                                              ===========  ==========

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
TOTAL RETURN INCOME FUND:
Options outstanding at September 30, 1994     $         --        --
Options written during the year ended
  September 30, 1995                               257,423       480
Options cancelled in closing purchase
  transactions                                           0         0
Options expired prior to exercise                 (225,852)     (400)
Options exercised                                        0         0
                                              ------------  ---------
Options outstanding at September 30, 1995     $     31,571        80
                                              ------------  ---------
                                              ------------  ---------

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
U.S. GOVERNMENT FUND:
Options outstanding at September 30, 1994     $         --        --
Options written during the year ended
  September 30, 1995                               348,585       388
Options cancelled in closing purchase
  transactions                                           0         0
Options expired prior to exercise                 (132,826)     (150)
Options exercised                                 (114,077)     (150)
                                              ------------  ---------
Options outstanding at September 30, 1995     $    101,682        88
                                              ============  =========

                                               AMOUNT OF    NUMBER OF
                                                PREMIUMS     OPTIONS
                                              ------------  ---------
SHORT INTERMEDIATE FUND:
Options outstanding at September 30, 1994     $         --        --
Options written during the year ended
  September 30, 1995                               207,467       219
Options cancelled in closing purchase
  transactions                                    (113,671)     (121)
Options expired prior to exercise                        0         0
Options exercised                                        0         0
                                              ------------  ---------
Options outstanding at September 30, 1995     $     93,796        98
                                              ============  =========


  The cost of cancelling options in closing purchase transactions was $8,395 resulting in a net short-term gain of $105,276.

74        PIMCO ADVISORS FUNDS

--------------------------------------------------------------------------------

7   OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

    Outstanding forward foreign currency contracts at September 30, 1995 were as follows:

                                                                     Unrealized
                                            Market     Settlement   Appreciation
                                             Value        Date     (Depreciation)
                                          -----------  ----------  --------------
INTERNATIONAL FUND
Contracts to Buy:
      10,399,988 CHF                      $ 8,994,024   10/16/95    $   350,834
      25,000,000 FRF                        5,091,500   10/16/95          6,885
     800,000,000 JPY                        8,296,000   10/01/95        590,356
    1,600,000,000 JPY                      16,592,000   10/16/95      1,180,711
                                          -----------              --------------
Total contracts to Buy (Payable Amount
  $36,844,738)                            $38,973,524               $ 2,128,786
                                          ===========              ==============
Contracts to Sell:
       5,903,188 CHF                      $ 5,105,142   10/16/95    $    63,166
      25,000,000 FRF                        5,091,500   10/16/95       (185,497)
     800,000,000 JPY                        8,296,000   10/01/95       (286,148)
    1,600,000,000 JPY                      16,592,000   10/16/95       (572,297)
       5,500,000 DM                         3,855,891   10/16/95       (118,703)
                                          -----------              --------------
Total contracts to Sell (Receivable
  Amount $37,841,054)                     $38,940,533               $(1,099,479)
                                          ===========              ==============
TOTAL RETURN INCOME FUND
Contracts to Sell:
        295,920 DM                        $   207,483   10/16/95    $    (7,483)
       4,226,899 DM                         2,964,933   10/24/95       (116,618)
                                          ===========              ==============
Total contracts to Sell (Receivable
  amount $3,048,315)                      $ 3,172,416               $  (124,101)
                                          ===========              ==============
SHORT-INTERMEDIATE FUND
Contracts to Buy:
         13,835 CDN                       $    10,309   10/16/95    $       141
       4,222,944 FIM                          991,226   10/04/95          1,389
                                          -----------              --------------
Total contracts to Buy (Payable Amount
  $1,000,005)                             $ 1,001,535               $     1,530
                                           ===========              ==============
Contracts to Sell:
    2,929,792 CDN                         $ 2,183,249   10/12/95    $    (7,860)
    4,222,944 FIM                             991,226   10/04/95        (27,809)
    4,222,944 FIM                             988,114   11/06/95          1,538
                                          -----------              --------------
Total contracts to Sell (Receivable
  Amount $4,128,458)                      $ 4,162,589               $   (34,131)
                                          ===========              ==============

8   FEDERAL INCOME TAXES

    For federal income tax purposes, the funds indicated below have capital loss carryforwards as of September 30, 1995, which are available to offset future capital gains, if any.

                                          Capital
                                           Loss
                                        Carryforward Expiration
                                        -----------  ---------
Discovery Fund                           $ 514,000     2003
Precious Metals Fund                       529,000     2000
                                            18,000     2001
High Income Fund                        14,400,000     1997
                                        16,088,000     1998
                                        28,820,000     1999
                                         5,495,000     2002
                                        50,541,000     2003
Tax-Exempt Fund                          1,055,000     2003
U.S. Government Fund                    24,887,000     1996
                                        12,490,000     1997
                                        12,622,000     1998
                                        17,277,000     2002
                                         8,501,000     2003
Short-Intermediate Fund                  1,598,000     2000
                                         3,550,000     2002
                                         1,170,000     2003

PIMCO ADVISORS FUNDS                                                          75
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
PIMCO ADVISORS FUNDS:

  We have audited the accompanying statements of assets and liabilities of PIMCO Advisors Funds (comprised of the PIMCO Advisors Equity Income Fund, PIMCO Advisors Value Fund, PIMCO Advisors Growth Fund, PIMCO Advisors Target Fund, PIMCO Advisors Discovery Fund, PIMCO Advisors Opportunity Fund, PIMCO Advisors Innovation Fund, PIMCO Advisors International Fund, PIMCO Advisors Precious Metals Fund, PIMCO Advisors High Income Fund, PIMCO Advisors Total Return Income Fund, PIMCO Advisors Tax Exempt Fund, PIMCO Advisors U.S. Government Fund, PIMCO Advisors Short-Intermediate Fund, and PIMCO Advisors Money Market Fund), including the portfolios of investments, as of September 30, 1995 and the related statements of operations, and changes in net assets for the year then ended for all Funds other than the PIMCO Advisors Innovation Fund and PIMCO Advisors Total Return Income Fund for which the period was December 22, 1994, commencement of operations, to September 30, 1995, and the PIMCO Advisors Value Fund and PIMCO Advisors Discovery Fund for which the period was June 27, 1995, commencement of operations, to September 30, 1995, and the statements of changes in net assets for the year ended September 30, 1994 for all Funds other than the PIMCO Advisors Innovation Fund, PIMCO Advisors Total Return Income Fund, PIMCO Advisors Value Fund, and PIMCO Advisors Discovery Fund and selected per share data and ratios for the periods shown in the "Financial Highlights". The financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the PIMCO Advisors Funds as of September 30, 1995 and the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                   COOPERS & LYBRAND L.L.P.
New York, New York
November 16, 1995

                              PIMCO ADVISORS FUNDS
                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C

                                OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial Statements (included in Parts A and B).

     1.   Included in Part A:

          a. Condensed Financial Information required by Item 3 relating to each Fund.

     2.   Included in Part B:


          a. Audited Statement of Assets and Liabilities as of September 30, 1995 relating to each Fund.

          b. Audited Statement of Operations for the year ended September 30, 1995 relating to each Fund.

          c. Audited Statement of Changes in Net Assets for the periods ended September 30, 1994 and 1995 relating to each Fund.

          d. Audited Portfolio of Investments as of September 30, 1995 relating to each Fund.

          e. Notes to Audited Financial Statements for the year ended September 30, 1995.


     (b)  Exhibits:


          1.    The Trust's Amended and Restated Agreement and Declaration of
                Trust.

          2.    Amended and Restated Bylaws of the Trust.


          3.    None.

3005821.RED

          4. Specimen Share Certificates for Class A, Class B and Class C shares of each Fund (other than the Emerging Markets Fund).

          5a. Management Contracts for Equity Income Fund, Value Fund, Growth Fund, Target Fund, Discovery Fund, Opportunity Fund, Innovation Fund, International Fund, Precious Metals Fund, Global Income Fund, High Income Fund, Total Return Income Fund, Tax Exempt Fund, U.S. Government Fund, Short-Intermediate Fund and Money Market Fund.

          5b. Sub-Adviser Agreements for Equity Income Fund, Value Fund, Growth Fund, Target Fund, Discovery Fund, Opportunity Fund, Innovation Fund, International Fund, Precious Metals Fund, Global Income Fund, High Income Fund, Total Return Income Fund, ^ Tax Exempt Fund, U.S. Government Fund, Short-Intermediate Fund and Money Market Fund.

          6. Distributor's Contract dated as of May 11, 1995 between the Trust and PIMCO Advisors Distribution Company as amended through September 28, 1995.


          7. Pension Plan for non-interested Trustees of the Trust dated as of January 24, 1992, incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 24 to the Trust's Registration Statement filed on August 14, 1992.


          8. Amended and Restated Custodian Agreement between the Trust and The Bank of New York, N.A. dated as of September 13, 1985; Amendment No. 1 thereto dated as of February 14, 1992; and Amendment No. 2 thereto dated as of July 14, 1995.

          9a. Transfer Agency Agreement dated October 1, 1990 among the Trust, Shareholder Services Inc. and Oppenheimer Management Corporation, an Addendum thereto dated as of March 31, 1994 and a Second Addendum thereto dated as of August 1, 1995.

3005821.RED

          9b. Fund Accounting Agreement between the Trust and The Bank of New York dated as of February 23, 1984.

          9c. Amended and Restated Blue Sky Service Agreement dated as of March 30, 1995 with respect to each Fund between the Trust and PIMCO Advisors L.P.

          9d. Organizational Expense Reimbursement Agreement dated as of July 31, 1991 for the Short-Intermediate Government Fund (now the Short-Intermediate Fund) between the Trust and Thomson Advisory Group L.P. ^(now PIMCO Advisors L.P.).

          9e. Organizational Expense Reimbursement Agreement dated as of August 10, 1992 for the Target Fund between the Trust and Thomson Advisory Group L.P. (now PIMCO Advisors L.P.).

          9f. Organizational Expense Reimbursement Agreements dated as of September 29, 1994 for the Total Return Income Fund and the Innovation Fund ^ between the Trust and Thomson Advisory Group L.P. (now PIMCO Advisors L.P.).

          9g. Organizational Expense Reimbursement Agreements dated as of March 30, 1995 for the Discovery Fund and the Value Fund between the Trust and PIMCO Advisors L.P.

          9h. Organizational Expense Reimbursement Agreement dated as of September 28, 1995 for the Global Income Fund between the Trust and PIMCO Advisors L.P.

          10. Opinion and Consent of Counsel filed with Trust's Rule 24f-2 Notice on November 20, 1995.


          11.   Consent of Independent Accountants.

          12.   None.

          13.   None.

3005821.RED

          14.   None.

          15a. PIMCO Advisors Funds Amended and Restated Distribution and Servicing Plan for Class A Shares dated as of September 11, 1990 and revised through November 15, 1994.

          15b. PIMCO Advisors Funds Fourth Amended and Restated Distribution and Servicing Plan for Class C Shares (formerly Class B shares) dated as of April 23, 1987 and revised through November 15, 1994.


          15c. PIMCO Advisors Funds Distribution and Servicing Plan for Class B Shares as revised through September 28, 1995.

          16.   Schedule for computation of performance information.

          17. Financial Data Schedule for the fiscal year ended September 30, 1995 (filed under Exhibit 27 for Edgar purposes).

          18. Multi-Class Plan entered into by the Trust pursuant to Rule 18f-3 dated as of July 27, 1995.

          19. Powers of Attorney for Robert A. Prindiville, Gary L. Light, Joel Segall, Donald P. Carter, E. Philip Cannon, W. Bryant Stooks, Gary A. Childress, Gerald M. Thorne and William D. Cvengros. ^



Item 25.  Persons Controlled by or under Common Control with Registrant.
          -------------------------------------------------------------

     None.


3005821.RED

Item 26.  Number of Holders of Securities.
          -------------------------------


          The following table sets forth the number of holders of each class of securities of the Trust as of November 3, 1995:


                                                           Number of
                                                            Holders

             Title of Class                     Class A     Class B   Class C
             --------------                     -------     -------   -------


      Shares of beneficial interest,               1,158       170      17,476
      Equity Income Fund

      Shares of beneficial interest,                 266       442       1,263
      Value Fund

      Shares of beneficial interest,               9,151       819     106,233
      Growth Fund

      Shares of beneficial interest,              10,286     1,008      78,223
      Target Fund

      Shares of beneficial interest,                 951     1,324       3,395
      Discovery Fund

      Shares of beneficial interest,               5,543         0      39,703
      Opportunity Fund

      Shares of beneficial interest,               2,627       979       8,125
      Innovation Fund

      Shares of beneficial interest,               2,001       104      28,406
      International Fund


      Shares of beneficial interest,                   0         0           0
      Emerging Markets Fund


      Shares of beneficial interest,                 735        55       5,667
      Precious Metals Fund


3005821.RED

      Shares of beneficial interest,                   1         1           1
      Global Income Fund

      Shares of beneficial interest,                 538       251      15,177
      High Income Fund

      Shares of beneficial interest,               1,087       593       3,022
      Total Return Income Fund

      Shares of beneficial interest,                  95        18       2,418
      Tax Exempt Fund

      Shares of beneficial interest,                 506        67      19,291
      U.S. Government Fund

      Shares of beneficial interest,                 189        56       3,873
      Short-Intermediate Fund

      Shares of beneficial interest,                 382         7       3,762
      Money Market Fund



Item 27.  Indemnification.
          ---------------

          See Item 4 of Part II to Pre-Effective Amendment No. 1 to this Registration Statement filed on December 28, 1983, which is incorporated herein by reference. The provisions of Article VIII of the Registrant's Agreement and Declaration of Trust set forth in such Item 4 remain in effect as part of the Registrant's Amended and Restated Agreement and Declaration of Trust.

Item 28.  Business and Other Connections of Investment Advisers.


     (a) PIMCO Advisors L.P.(referred to herein as either the "Manager" or PIMCO Advisors L.P.) was organized as a limited partnership under Delaware law in 1987 and is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager manages two mutual fund complexes other than the Trust, Cash Accumulation Trust ("CAT") and PIMCO Advisors Institutional Funds. The Manager also has various subsidiary partnerships which advise and manage mutual funds, individual accounts, profit-sharing and pension funds and institutional accounts and act as sub-advisers

3005821.RED
to certain mutual funds. Five of its affiliated advisory firms serve as sub-advisers to the Registrant's Funds.


     PIMCO Partners, G.P. ("PIMCO GP"), the Manager's general partner, is a general partnership with two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers and David H. Edington (collectively, the "Managing Directors"). PIMCO Partners, G.P. has substantially delegated its management and control of the Manager to an Equity Board and an Operating Board of the Manager. The activities of the Manager are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of the Manager's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by Pacific Investment Management Company, a subsidiary general partnership of the Manager and a sub-adviser to several of the Funds. The Equity Board is composed of twelve members including the chief executive officer of the Manager, three members designated by Pacific Financial Asset Management Company, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of the Manager, and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, Pacific Investment Management Company and the Managing Directors could be said to control the Manager, although the Managing Directors disclaim such authority.

     The directors and officers of Pacific Investment Management Company, Columbus Circle Investors ("CCI"), Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence") and NFJ Investment Group ("NFJ"), subsidiaries of the Manager that serve as sub-advisers to the Registrant's Funds, and their significant business connections are described elsewhere in this Part C.

     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of the

3005821.RED

Manager and of each member of the Manager's Operating and Equity Boards:

 NAME AND POSITION              BUSINESS AND
   WITH MANAGER                 OTHER CONNECTIONS


William D. Cvengros              Trustee of the Trust; Trustee of Cash
President, Chief                 Accumulation Trust ("CAT"); Trustee and ^
Executive Officer,               Chairman, PIMCO Advisors Institutional Funds;
Member of Equity and             Director, PIMCO Advisors Distribution Company
Operating Boards and             ("PADCO"); Director, Furon Corporation.
Operating Committee              Formerly, Vice Chairman, Chief Investment
                                 Officer and Director, Pacific Mutual Life
                                 Insurance Company, Director and Chairman,
                                 Pacific Financial Asset Management Company,
                                 Director, Mutual Service Corporation, Director,
                                 Pacific Equities Network, Director, PFAMCo UK
                                 Limited, Non-Executive Director, Blairlogie
                                 Capital Management Limited, Trustee and Vice
                                 President, PFAMCo Funds, Chairman and Director,
                                 Parametric Portfolio Associates, Inc.,
                                 President, Chairman, Chief Executive Officer,
                                 Director and Trustee of various realty group trusts, and PMRealty Advisors, Inc., President,
                                 Chief Executive Officer and Director, NFJ
                                 Investment Group, Inc., Vice President and
                                 Trustee, Pacific Select Fund, Director, Cadence
                                 Capital Management Corporation


Irwin F. Smith                   Chairman, Managing Director, Chief Executive
Member of Operating and          Officer and Chief Investment Officer, CCI;
Equity Boards and Operating      Formerly, Chairman of Thomson Advisory Group
Committee                        L.P. ("TAGLP") and of the Columbus Circle
                                 Investors Division of TAGLP, Director and
                                 Chairman, Thomson Advisory Group Inc. ("TAG
                                 Inc.")

Robert A. Prindiville            Trustee and President of the Trust and CAT;
Executive Vice                   Director and Chairman, PADCO.

3005821.RED
                                      -8-

                                 Formerly, President of TAGLP, President and
                                 Director, TAG Inc.; Chairman of TIS


Donald K. Miller                 Chairman, Greylock Financial Inc.; Director of
Member of Equity Board           Huffy Corporation, RPM, Inc. and Christensen
                                 Boyles Corporation; Director, President and
                                 Chief Executive Officer, TAG Inc. Formerly,
                                 Vice Chairman, TAGLP, and Director and Vice
                                 Chairman of TIS


John O. Leasure                  Director, President and Chief Executive Officer
Senior Vice President            of PADCO. Formerly, Executive Vice President,
                                 TAGLP, and President, TIS

Newton B. Schott, Jr.            Senior Vice President, Director, Secretary,
Senior Vice President-Legal      PADCO; Formerly, Executive Vice President,
and Secretary                    Secretary and General Counsel, TAGLP, Executive
                                 Vice President, Secretary and General Counsel,
                                 TAG Inc., Executive Vice President and
                                 Secretary, TIS


Robert M. Fitzgerald             Senior Vice President Finance and
Senior Vice President            Controller, PADCO. Formerly, Chief Financial
Finance and Controller           Officer, TPM Financial, Vice President,
                                 Mechanics National Bank, and Partner, Price
                                 Waterhouse.

Donald A. Chiboucas              Managing Director and President, CCI;
Member of Operating              Formerly, Senior Executive Vice President,
Board                            TAGLP, President, Columbus Circle Investors
                                 Division, TAGLP, Senior Executive Vice
                                 President, TAG Inc.


Walter E. Auch, Sr.              Outside business consultant; Director of Fort
Member of Equity                 Dearborn Fund, Shearson VIP Fund, Shearson
Board                            Advisors Fund, Shearson TRAK Fund, Banyan Land
                                 Trust, Banyan Land Fund II, Banyan Mortgage
                                 Fund, Allied Healthcare Products, Inc., First
                                 Western Inc., DHR Group and Geotech Industries;
                                 Formerly, Director, TAG Inc.

3005821.RED

Donald R. Kurtz                  Formerly, Vice President of General Motors
Member of Equity                 Investment Management Corp. and Director, TAG
Board                            Inc.


Kenneth M. Poovey                Partner, Latham & Watkins
General Counsel and
Board Secretary

Sharon A. Cheever                Vice President and Investment Counsel, Pacific
Vice President, Legal            Mutual Life Insurance Company
and Assistant
Secretary

Ernest L. Schmider               Vice President, Chief Administrative and
Vice President, Legal            Legal Officer, Pacific Investment Management
and Assistant                    Company
Secretary

James F. McIntosh                Executive Director, Allen Matkins, Leck, Gamble
Member of Equity                 & Mallory; Formerly, Director of Pacific
Board                            Investment Management Company

Samuel C. Newman                 Senior Vice President and Assistant Secretary,
Vice President                   PADCO; Formerly, Vice President, TAGLP, Senior
                                 Vice President Mutual Fund Division, TAGLP;
                                 Senior Vice President and Assistant Secretary of TIS


John Fieseler                    Formerly, Vice President, TAGLP
Vice President


Brian C. Molloy                  Formerly, Vice President, TAGLP
Vice President


Walter B. Gerken                 Trustee, PIMCO Funds. Formerly, Director,
Chairperson and                  Pacific Investment Management Company,
Member of Equity                 Chairman, Director, Chairman of Executive
Board                            Committee and Chief Executive Officer,
                                 Pacific Mutual


William H. Gross                 Managing Director, Pacific Investment


3005821.RED

Member of Equity                 Management Company; Director and Vice
Board and Operating              President, PIASCO and StocksPLUS; Senior Vice
Board                            President, PIMCO Funds


Brent R. Harris                  Managing Director, Pacific Investment
Member of Operating              Management Company; Director, PIMCO Commercial
Board                            Mortgage Securities Trust, Inc.; Director and
                                 Vice President, StocksPLUS; Trustee and
                                 Chairman, PIMCO Funds and PIMCO Commercial
                                 Mortgage Securities Trust, Inc.


Dean S. Meiling                  Managing Director, Pacific Investment
Member of Operating Board        Management Company; Director, StocksPLUS;
                                 Vice President, PIMCO Funds

James F. Muzzy                   Managing Director, Pacific Investment
Member of Operating Board        Management Company; Director and Vice
                                 President, StocksPLUS; Vice President, PIMCO
                                 Funds

Daniel S. Pickett                Managing Director, CCI; formerly Senior Vice
Member of Operating Board        President Columbus Circle Division, TAGLP

William F. Podlich III           Managing Director, Pacific Investment
Member of Equity Board and       Management Company
Operating Board


William C. Powers                Managing Director, Pacific Investment
Member of Operating Board        Management Company

Glenn S. Schafer                 President, Pacific Mutual; Director, Mutual
Member of Equity Board           Service Corporation, United Planners Group,
                                 Inc., Pacific Equities Network and Pacific
                                 Financial Holding Company

Thomas C. Sutton                 Director, Chairman and Chief Executive
Member of Equity Board           Officer, Pacific Mutual; Chairman and
                                 President, Pacific Select Fund; Director,
                                 United Planners Group Inc.,



3005821.RED

                                 Pacific Equities Network, Mutual Service
                                 Corporation, Pacific Financial Holding Company and PMRA


William S. Thompson, Jr.         Chief Executive Officer and Managing Director,
Member of Equity Board;          Pacific Investment Management Company; Director
Chairman and Member of           and President, StocksPLUS
Operating Board; Member of
Operating Committee


Michelle Mitchell                Senior Vice President, PIMCO Advisors
Vice President                   Institutional Services; Vice President, PIMCO
                                 Advisors Institutional Funds. Formerly, Vice
                                 President of PFAMCO





     The principal business address of the Manager is ^ 800 Newport Center Drive, Newport Beach, CA 92660. The address of PADCO and CAT is 2187 Atlantic Street, Stamford, CT 06902. The address of CCI is One Station Place, Stamford, CT 06902.

     The address of PFAMCO, Parametric, Pacific Financial Holding Company, Pacific Equities Network, Pacific Mutual and Pacific Select Fund is 700 Newport Center Drive, Newport Beach, CA 92660.

     The address of PMRA is 800 Newport Center Drive, Newport Beach, CA 92660.

     The address of Pacific Investment Management Company is 840 Newport Center Drive, Newport Beach, CA 92660.

     The address of Mutual Service Corporation is 7108 Fairway Drive, Palm Beach Gardens, FL 33418.

     The address of United Planners Group, Inc. is 7333 East Double Tree Ranch Road, Scottsdale, AZ 85258.

     (b) Columbus Circle Investors Company ("CCI") is a general partnership formed on September 9, 1994 which is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager and Columbus Circle Investors

3005821.RED

Management Inc.("CCI, Inc."), a wholly-owned subsidiary of the Manager, are the general partners of CCI. CCI consists of the personnel of the former Columbus Circle Investors Division of TAGLP and the investment personnel of the former Mutual Funds Division of TAGLP. CCI acts as sub-adviser to other mutual funds and also advises and manages individual accounts, profit sharing and pension funds and institutional accounts.

     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of CCI:

NAME AND POSITION                BUSINESS AND
WITH CCI                         OTHER CONNECTIONS

Irwin F. Smith                   Member of Equity and Operating Boards and
Chairman, Managing               Operating Committee, PIMCO Advisors L.P.;
Director, Chief Executive        Formerly, Chairman of TAGLP and of the Columbus
Officer and Chief Investment     Circle Investors Division of TAGLP; Director
Officer                          and Chairman, TAG Inc.

Donald A. Chiboucas              Member of Operating Board, PIMCO Advisors,
President and Managing           L.P.; Formerly, Senior Executive Vice
Director                         President, TAGLP; President, Columbus Circle
                                 Investors Division of TAGLP; Senior Executive
                                 Vice President, TAG Inc.

Louis P. Celentano               Formerly Senior Vice President, TAGLP and CCI
Managing Director

Daniel S. Pickett                Member of Operating Board, PIMCO Advisors L.P.;
Managing Director                Formerly Senior Vice President, Columbus Circle
                                 Investors Division, TAGLP

Amy M. Hogan                     Formerly Senior Vice President, Columbus Circle
Managing Director                Investors Division, TAGLP


Robert  W. Fehrmann              Formerly Senior Vice President, Columbus Circle
Managing Director                Investors Division, TAGLP


     The address of CCI is One Station Place, Stamford, CT 06902.

3005821.RED

     (c) Pacific Investment Management Company is a partnership formed on September 15, 1994 which is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager and PIMCO Management Inc. are the general partners of Pacific Investment Management Company. Pacific Investment Management Company is the successor to the former business of Pacific Investment Management Company, a California corporation and indirect subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of Pacific Investment Management Company:


NAME AND POSITION                BUSINESS AND
                                 OTHER CONNECTIONS

William H. Gross                 Member of Equity Board and Operating Board,
Managing Director                PIMCO Advisors L.P.; Director and Vice
                                 President, StocksPLUS; Senior Vice President,
                                 PIMCO Institutional Funds


Brent R. Harris                  Member of Operating Board, PIMCO Advisors L.P.;
Managing Director                Director and Chairman, PIMCO Commercial
                                 Mortgage Securities Trust, Inc.; Director and
                                 Vice President, StocksPLUS; Trustee and
                                 Chairman, PIMCO Institutional Funds

Dean S. Meiling                  Member of Operating Board, PIMCO Advisors L.P.;
Managing Director                Director, StocksPLUS; Vice President, PIMCO
                                 Institutional Funds; Vice President, PIMCO
                                 Commercial Mortgage Securities Trust, Inc.

James F. Muzzy                   Member of Operating Board, PIMCO Advisors L.P.;
Managing Director                Director and Vice President, StocksPLUS; Vice
                                 President, PIMCO Institutional Funds

William F. Podlich III           Member of Equity Board and Operating Board,
Managing Director                PIMCO Advisors L.P.; Vice

3005821.RED

                                 President, PIMCO Commercial Mortgage Securities Trust, Inc.


William C. Powers                Member of Operating Board, PIMCO Advisors L.P.;
Managing Director                Senior Vice President, PIMCO Commercial
                                 Mortgage Securities, Inc.

William S. Thompson, Jr.         Member of Equity and Operating Board and
Chief Executive Officer          Operating Committee, PIMCO Advisors L.P.; Vice
and Managing Director            President, PIMCO Institutional Funds; President
                                 and Director, StocksPLUS; Vice President, PIMCO
                                 Commercial Mortgage Securities, Inc.

Frank B. Rabinovitch             None
Managing Director

John L. Hague                    None
Managing Director

David H. Edington                None
Managing Director


     The address of Pacific Investment Management Company is 840 Newport Center Drive, Newport Beach, CA 92660.

     (d) Blairlogie Capital Management ("Blairlogie") is a United Kingdom limited partnership formed in 1994 which is registered as an investment adviser under the Investment Advisers Act of 1940. Blairlogie has two general partners, the Manager (which holds a 74.9% interest) and Blairlogie Holdings Limited (which holds a 0.1% interest), a wholly-owned subsidiary of the Manager, and one limited partner, Blairlogie Partners L.P. (which holds a 25% interest), a limited partnership the partners of which are PFAMCO as the general partner, and James G. Smith, James R. Stephens and Gavin R. Dobson as limited partners.

3005821.RED
                                    -15-

     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of Blairlogie or Blairlogie Holdings Limited:

NAME                             BUSINESS AND
                                 OTHER CONNECTIONS



James G. Smith                   Formerly, senior portfolio manager, Murray
Managing Director and            Johnstone.
Chief Investment Officer of
Blairlogie and
Blairlogie Holdings
Limited.

James R. Stephens                None
Managing Director and
Chief Financial Officer of
Blairlogie and
Blairlogie Holdings
Limited.

Gavin R. Dobson                  None
Managing Director and
Chief Executive Officer of
Blairlogie and Blairlogie
Holdings Limited.



     The principal offices of Blairlogie and Blairlogie Holdings Limited are located at 125 Prince's Street, 4th Floor, Edinburgh EH2 4AD, Scotland.


     (e) Van Eck Associates Corporation ("Van Eck") is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940. Van Eck provides investment advice as adviser to the Van Eck Funds, Van Eck Trust and Van Eck Investment Trust, registered series investment companies, and Van Eck Trust, a registered investment company, and as sub-adviser to the Natural Resources Series of the GCG Trust, the Gold Stock portfolio of the Chubb America Fund and the Enterprise Group of Funds, Inc. Precious Metals Portfolio. In addition to providing investment advice to the mutual funds named above, Van Eck provides investment advice to other individual and institutional accounts.

3005821.RED

     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of Van Eck:

NAME AND POSITION
   WITH VAN ECK                  BUSINESS AND OTHER CONNECTIONS


John C. Van Eck                  Chairman of the Board and President, Van Eck
Chairman of the Board            Funds ("VEF") and Van Eck Worldwide Insurance
                                 Trust ("WWIT"); Chairman of the Board, Van Eck
                                 Securities Corporation ("VESC"); Director,
                                 Eclipse Financial Asset Trust. Formerly,
                                 Director Abex Inc., Director, The Henley
                                 Group, Inc.

Fred M. Van Eck                  Trustee, VEF and WWIT; Private Investor,
Director                         Director, VESC

Sigrid S. Van Eck                Vice President, Assistant Treasurer and
Director, Vice                   Director of VESC
President and Assistant
Treasurer

Henry J. Bingham                 Executive Vice President VEF and WWIT;
Executive Managing               President, International Investors Gold
Director                         Series of VEF

Jan Van Eck                      Director and Executive Vice President of VESC
Director

Michael G. Doorley               Vice President, Treasurer, Controller and Chief
Vice President,                  Financial Officer of VESC; Vice President,
Treasurer, Controller            VEF and WWIT
and Chief Financial
Officer

Bruce J. Smith                   Vice President and Treasurer of VEF and
Senior Managing                  WWIT; Senior Managing Director of Operations,
Director, Portfolio              VESC
Accounting

3005821.RED

William A. Trebilcock            Vice President of VEF; Formerly, Director,
Director, Mining                 Corner Bay Explorations Ltd. ^ Formerly,
Research                         Director, Precambrian Explorations Inc.

Thaddeus M. Leszcynski           Vice President and Secretary of VEF and WWIT;
Vice President, Secretary        Vice President, Secretary and General Counsel
and General Counsel              of VESC

Derek M. Van Eck                 Director of VESC; President, Global Hard Assets
Director and                     and World Trends Series of the Van Eck Funds
Executive Vice
President, Global
Investments

Roger A. Lawson                  Trustee, VEF and WWIT; Director, President and
Director, President and          Chief Executive Officer, VESC. Formerly,
Chief Executive Officer          Managing Director and Head of Global Private
                                 Banking and Mutual Funds, Bankers Trust
                                 Company, Managing Director, Member of the
                                 Management Committee, President and Chief
                                 Executive Officer, Fidelity Investments Retail
                                 Group, FMR Corp., Corporate Officer, Member of the Management Committee and Head of Retail and Institutional Businesses, Dreyfus Corporation


     The principal business address of VEF, VESC, VEAC and WWIT is 99 Park Avenue, New York, NY 1001.

     (f) Cadence Capital Management ("Cadence") is a general partnership which is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager and Cadence Capital Management Inc., a wholly-owned subsidiary of the Manager, are the only partners of Cadence. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence,


3005821.RED
commenced operations in 1988. Cadence acts as sub-adviser to other mutual funds and also advises institutional accounts.


     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of Cadence:

NAME AND POSITION
   WITH CADENCE                  BUSINESS AND OTHER CONNECTIONS


David B. Breed,                  Member of Operating Board, PIMCO
Managing Director,               Advisors L.P.
Chief Executive Officer
and Chief Investment
Officer


Willian B. Bannick,              None
Managing Director and
Senior Portfolio Manager

Peter B. McManus,                None
Vice President Client
Relations and Marketing

Barbara  M. Green,               None
Treasurer and Operations
Manager

     The principal business address of Cadence is Exchange Place, Boston, MA 02109.

(g) NFJ Investment Group ("NFJ") is a general partnership which is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager and NFJ Management Inc., a wholly-owned subsidiary of the Manager, are the only partners of NFJ. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989.

3005821.RED

     In addition to providing investment advice to the mutual funds named above, NFJ provides investment advice to other mutual funds, individuals and institutional accounts.

     Set forth below are the substantial business engagements during at least the two past fiscal years of each director or officer of NFJ:



NAME AND POSITION
    WITH NFJ                     BUSINESS AND OTHER CONNECTIONS


Jack Christopher Najork,         None
Managing Director

Benno J. Fischer,                None
Managing Director


John L. Johnson,                 None
Managing Director


     The principal business address of NFJ is 2121 San Jacinto, Suite 1440, Dallas, TX 75201.

Item 29.  Principal Underwriters.
          -----------------------


     (a) PIMCO Advisors Distribution Company ^("PADCO"), the Registrant's principal underwriter, also serves as underwriter for the Trust, CAT, PIMCO Funds and PIMCO Advisors Institutional Funds. PADCO is a wholly-owned subsidiary of the Manager.


     (b) Information with respect to directors and officers of PADCO is as follows:



3005821.RED

Positions and Offices    Positions and
Names and Principal      with Principal           Offices with
Business Addresses       Underwriter              Registrant
------------------       -----------              ----------

Robert A. Prindiville   Director and Chairman     Trustee and
                                                  President

John O. Leasure         Director and President    Vice President

William D. Cvengros     Director                  Trustee


Robert M. Fitzgerald    Senior Vice President of  None
                        Finance and Controller


Newton B. Schott, Jr.   Director, Senior Vice     Vice President
                        President and             and Clerk
                        Secretary

Samuel C. Newman        Senior Vice President     Vice President
                        and Assistant Secretary   and Assistant Clerk

Andrew J. Meyers        Executive Vice President  None

Brian F. Trumbore       Senior Vice President     None

Paul R. Moody           Vice President            None

William E. Lynch        Vice President            None

Paul H. Troyer          Vice President            None

William Thomas, Jr.     Vice President            None

Edward W. Janeczek, Jr. Vice President            None

Matthew M. Russell      Vice President            None

Lesley Cotten           Vice President            None

Jeffrey L. Booth        Vice President            None

     The principal business address of each such individual is 2187 Atlantic Street, Stamford, CT 06902.

     (c) The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

3005821.RED

Item 30.  Location of Accounts and Records.
          ---------------------------------

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's Clerk, Newton B. Schott, Jr.; Registrant's Investment Manager, PIMCO Advisors L.P.; Registrant's Custodian, The Bank of New York; and Registrant's Transfer Agent and Shareholder Servicing Agent, Shareholder Services, Inc. The address of the Clerk is 2187 Atlantic Street, Stamford, Connecticut 06902; the address of the Manager is ^ 800 Newport Center Drive, Newport Beach, CA 92660; the address of The Bank of New York is 48 Wall Street, New York, New York 10015; and the address of Shareholder Services, Inc. is 3410 South Galena Street, Denver, Colorado 80231.













                                     -22-
3005821.RED

Item 31.  Management Services.
          -------------------

     None.

Item 32.  Undertakings.
          ------------

     (a) The Trust hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of the Trust and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

     (b) The Trust undertakes to furnish to any person to whom a prospectus is delivered a copy of the Trust's latest annual report upon request and without charge.

















PARTC.                               -23-

                                     NOTICE
                                     ------

      A copy of the Amended and Restated Agreement and Declaration of Trust of PIMCO Advisors Funds (the "Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. ^ 33 to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Stamford, and the State of Connecticut on the ^ 27th day of ^ November, 1995.

                                                PIMCO ADVISORS FUNDS



                                        By: /s/ Robert A. Prindiville
                                             Robert A. Prindiville,
                                             President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. ^ 33 has been signed below by the following persons in the capacities and on the dates indicated.



Name                           Capacity                     Date
----                           --------                     ----


/s/ Robert A. Prindiville      Trustee, President and       November 27, 1995
-------------------------      Principal Executive Officer
Robert A. Prindiville


/s/ Brian C. Molloy            Treasurer and Principal      November 27, 1995
-------------------------      Financial and Accounting
Brian C. Molloy                Officer

William D. Cvengros*           Trustee
-------------------------
William D. Cvengros

Gary L. Light*                 Trustee
-------------------------
Gary L. Light

Joel Segall*                   Trustee
-------------------------
Joel Segall

Donald P. Carter*              Trustee
-------------------------
Donald P. Carter

E. Philip Cannon*              Trustee
-------------------------
E. Philip Cannon

Gary A. Childress*             Trustee
-------------------------
Gary A. Childress

W. Bryant Stooks*              Trustee
-------------------------
W. Bryant Stooks


Gerald M. Thorne*              Trustee
-------------------------
Gerald M. Thorne










                                      * By:   /s/ Robert A. Prindiville
                                              -------------------------
                                              Robert A. Prindiville
                                              Attorney-In-Fact


                                        Date: November 27, 1995

                                  EXHIBIT LIST
                                  ------------
            Exhibit                                                       Page
            -------                                                       ----


 1.  The Trust's Amended and Restated Agreement and
     Declaration of Trust.

 2.  Amended and Restated Bylaws of the Trust.

 4. Specimen Share Certificates for Class A, Class B and Class C Shares.

 5a. Management Contracts.

 5b. Sub-Adviser Agreements.

 6.  Distributor's Contract.

 8.  Amended and Restated Custodian Agreement and Amendments Thereto.

 9a. Transfer Agency Agreement and Addendums Thereto.

 9b. Fund Accounting Agreement.

 9c. Amended and Restated Blue Sky Service Agreement ^.

 9d. Organizational Expense Reimbursement Agreement for the Short-Intermediate Fund.

 9e. Organizational Expense Reimbursement Agreement for the Target Fund.

 9f. Organizational Expense Reimbursement Agreements for the Total Return Income Fund and the Innovation Fund.

 9g. Organizational Expense Reimbursement Agreements for the Discovery Fund and the Value Fund.

 9h. Organizational Expense Reimbursement Agreement for the Global Income Fund.

10. Opinion and Consent of Counsel filed with the Trust's Rule 24f-2 Notice.

11.  Consent of Independent Accountants.

15a. Class A Distribution and Servicing Plan.

15b. Class C Distribution and Servicing Plan.

15c. Class B Distribution and Servicing Plan.

16.  Schedule for Computation of Performance
     Information.

17. Financial Data Schedule (filed as Exhibit 27 for Edgar purposes).

18.  Multi-Class Plan.

19.  Powers of Attorney.